COMMISSION FILE NO. 0-50806


                                  SCHEDULE 14C/A2

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Check the appropriate box:
|X|         Preliminary Information Statement
|_|         Confidential, for Use of the Commission Only (as permitted by Rule
              14c-5(d)(2))
|_|         Definitive Information Statement

                                  DONOBI, INC.
                (Name of Registrant as Specified in its Charter)

    Payment of Filing Fee (check the appropriate box):

|X|        None required
|_|        Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
          1) Title of each class of securities to which transaction applies:
          2) Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
          4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1) Amount previously paid:
          2) Form, Schedule or Registration Statement No.:
          3) Filing Party:
          4) Date Filed:

                                  DONOBI, INC.
                                3256 Chico Way NW
                               Bremerton, WA 98312

     NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

    To the Stockholders of Donobi, Inc.:


   We are writing to advise you that Donobi, Inc. has entered into an Agreement and Plan of Merger (the "Merger Agreement") with Gotaplay Interactive, Inc., a privately held Nevada corporation ("Gotaplay") based in Gig Harbor, Washington, to facilitate our acquisition of Gotaplay. Gotaplay will be merged into our company and we shall remain as the surviving corporation.

   Pursuant to the terms Merger Agreement we will undertake a reverse stock split, resulting in 10,936,580 issued and outstanding shares of Common Stock (the "Reverse Stock Split"). We will then acquire all of Gotaplay's issued and outstanding shares of common stock in consideration for 17,020,000 (post-Reverse Stock Split) "restricted" shares of our Common Stock. There will then be 27,956,580 shares of Common Stock issued and outstanding on a post-Reverse Stock Split basis. This Merger (the "Merger") will be effected by authority of our Board of Directors and the written consent of the holders of a majority of our Common Stock. As a result of the Merger, our voting control will change and, except for Mr. William M. Wright, III, who will remain with us as our Chief Operating Officer and Director, and Norm Johnson, who will remain as a Director, our other current officers and directors will resign and be replaced by Directors and Officers selected by Gotaplay's management (see "Directors and Executive Officers"). In addition, as part of the terms of the Merger, our name our name will change to "Gottaplay Interactive, Inc.


   In addition, at the effective time of the Merger, options and warrants to purchase 2,557,000 shares of our common stock will be issued in exchange for Gotaplays' stock options and warrants.


   The Merger and Reverse Stock Split have been approved unanimously by our Board of Directors. On March 20, 2006 holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger and the Reverse Stock Split.


   PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS. STOCKHOLDER APPROVAL OF THE MERGER IS NOT REQUIRED.

   No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

 COMPLETION OF THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF DONOBI AND THE
     ASSUMPTION BY DONOBI, OF GOTAPLAY'S ASSETS, LIABILITIES AND OPERATIONS.

   The Merger will not be effective until Articles of Merger are filed with the Nevada Secretary of State.

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

 The amendments to our Articles of Incorporation will not be effective until a Certificate of Amendment is filed with the Nevada Secretary of State. We intend to file these documents approximately 20 calendar days after this Information Statement is first mailed to our stockholders.

   This Information Statement is being mailed to you on or about _____________, 2006.


   ____________, 2006

   Very Truly Yours


                                            /s/ William M. Wright, III
                                            William M. Wright, III
                                            Chief Executive Officer

                                  DONOBI, INC.
                                3256 Chico Way NW
                               Bremerton, WA 98312


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

   We are furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock on March 20, 2006, in accordance with the relevant sections of the Nevada Revised Statutes.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                SEND US A PROXY.

   This Information Statement is being mailed on or about __________, 2006 to stockholders of record on March 8, 2006. The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
         MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


   On March 8, 2006, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, 32,031,981 shares of our common stock were issued and outstanding. The common stock constitutes our sole outstanding class of voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.


     NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

   On March 20, 2006, we entered into an Agreement and Plan of Merger with Gotaplay in order to facilitate our acquisition of Gotaplay. On March 20, 2006, majority holders of our Common Stock consented in writing to the following:


   1. Approval of the proposed Merger with Gotaplay Interactive Inc.;

   2. Approval of the reverse stock split, whereby one share of our Common Stock shall be issued in exchange for every six (6) shares of our Common Stock issued and outstanding currently and at the time of the Merger;

   3. Subject to successful consummation of the Merger described below, we shall change our name to "Gottaplay Interactive, Inc.," or such other name as may be acceptable to new management.


   The controlling stockholders have not consented to or considered any other corporate action. Because

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

stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not become effective until a date at least 20 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on _____________, 2006.



    CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION...........................................8

    RISK FACTORS........................................................................................12

    AGREEMENT AND PLAN OF MERGER........................................................................23

    CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE MERGER..........................................27

    NAME CHANGE.........................................................................................28

    INFORMATION RELATING TO THE DONOBI'S SECURITIES.....................................................31

    CONTROLLING STOCKHOLDERS............................................................................31

    SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES PRIOR THE MERGER.................32

    SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES FOLLOWING THE MERGER.............34

    ANTICIPATED BUSINESS FOLLOWING THE MERGER...........................................................35

    DIRECTORS AND EXECUTIVE OFFICERS....................................................................41

    BIOGRAPHIES OF DIRECTORS AND OFFICERS...............................................................41

    EXECUTIVE COMPENSATION..............................................................................44

    RELATED PARTY TRANSACTIONS..........................................................................44

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.............................................45

    PRINCIPAL ACCOUNTANT FEES AND SERVICES..............................................................45

    STANDING AUDIT, NOMINATING AND COMPENSATION COMMITTEES..............................................46

    INFORMATION RELATING TO BOARD OF DIRECTORS MEETINGS.................................................46

    LEGAL PROCEEDINGS...................................................................................47

    DONOBI'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS......47

    SELECTED HISTORICAL FINANCIAL DATA OF DONOBI, INC...................................................55

    GOTAPLAY'S MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS......57

    SELECTED HISTORICAL FINANCIAL DATA OF GOTAPLAY INTERACTIVE INC......................................68

    UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION.................................................70

    CRITICAL ACCOUNTING POLICIES........................................................................77

    EXPERTS.............................................................................................77

    WHERE YOU CAN FIND MORE INFORMATION.................................................................78


   APPENDIX A              AGREEMENT AND PLAN OF MERGER
   APPENDIX B              GOTAPLAY INTERACTIVE, INC. FINANCIAL STATEMENTS FOR THE
                            THREE MONTH AND SIX MONTH PERIODS ENDED MARCH 31, 2006
                            (UNAUDITED) AND FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005 (AUDITED)
   APPENDIX C              DONOBI, INC. FORM 10-QSB FOR THE PERIOD ENDEDD APRIL 30, 2006

                                       6

   APPENDIX D              DONOBI FORM 10-KSB FOR THE FISCAL YEAR ENDED JANUARY 31, 2006



           CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

   This Information Statement and other reports that we file with the SEC contain certain forward-looking statements that involve risks and uncertainties relating to, among other things, the closing of the Merger transaction and our future financial performance or future events. Forward-looking statements give management's current expectations, plans, objectives, assumptions or forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plans," "potential," "projects," "ongoing," "expects," "management believes," "we believe," "we intend," and similar expressions. These statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from the results set forth in the information statement. You should not place undue reliance on these forward-looking statements. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

o        continued development of our technology;
o        dependence on key personnel;
o        competitive factors;
o        the operation of our business; and
o        general economic conditions.

   These forward-looking statements speak only as of the date on which they are made, and except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

   For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at www.sec.gov or from commercial document retrieval services.

    GENERAL

   This Information Statement is being furnished to all of our stockholders of record on March 8, 2006 in connection with the approval by our Board of Directors and our controlling stockholders of:


   1. An approval the proposed Merger with Gotaplay Interactive, Inc.

   2. An approval the reverse stock split, whereby one share of our Common Stock shall be issued in exchange for every six (6) shares of our Common Stock issued and outstanding currently and at the time of the Merger

   3. A change of our name to "Gottaplay Interactive, Inc." or such other name as may be acceptable to new management following the consummation of the Merger describe herein.

   All of the foregoing has been approved in anticipation of effecting the transactions contemplated by that certain Agreement dated March 20, 2006 with Gotaplay. The filing of the Articles of Merger and the Reverse Stock Split are required by the Merger Agreement.

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
   Pursuant to the Merger Agreement, we will, among other things, issue 17,020,000 (post-reverse split) "restricted" shares of our authorized but previously un-issued common stock to the stockholders of Gotaplay in exchange for all of the issued and outstanding common stock of Gotaplay. We will also issue options and warrants for the purchase of an aggregate of 2,557,000 shares of our common stock to the holders of outstanding Gotaplay options and warrants, in consideration of the cancellation of such options and warrants. There will then be 30,513,580 shares of Common Stock issued and outstanding on a post-reverse stock split basis, assuming exercise of the outstanding Gotaplay options and warrants. Each share of common stock being issued to the Gotaplay shareholders shall be voting securities and shall contain the same rights as those held by our current shareholders. We have no other classes of our securities issued or outstanding.

   We will merge Gotaplay into our company and we will be the surviving corporation. As a result of the Merger, our voting control will change and, except for Messrs. William M. Wright, III, who will remain as Chief Operating Officer and director, and Norm Johnson, who will remain as a director, our other current officers and directors will resign and will be replaced by Directors and Officers selected by Gotaplay's management (see "Directors and Executive Officers")


   The Merger is expected to close on or about ___________, 2006, and will become effective upon the filing of Articles of Merger with the Secretary of State of Nevada.


   The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 320 of the Nevada Revised Statutes (referred to herein as the "NRS"), which provides that any action required or permitted to be taken at a meeting of stockholder may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required. Where an action is authorized by written consent, no meeting of stockholders need be called nor notice given.


   Pursuant to the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the amended Articles of Incorporation, the Reverse Stock Split and the Merger Agreement, the Board of Directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders' meeting.


   Our controlling stockholders, who beneficially own approximately 87% of our then outstanding common stock gave their written consent to the foregoing on March 20, 2006. Accordingly, the approval of the Reverse Stock Split and the Merger Agreement will not be submitted to our other stockholders for a vote and this Information Statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.


   We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

    SUMMARY


   This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the effects of the Merger and the Reverse Stock Split, you should read carefully this entire Information Statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The Merger Agreement and the Articles of Merger are attached as exhibits to this Information Statement. We encourage you to read these documents. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

    PARTIES TO THE MERGER

   Donobi, Inc.
   3256 Chico Way NW
   Bremerton, WA 98312

   Donobi and its wholly owned subsidiaries provide Internet related services including connectivity, web access, web hosting and development, video services, networking and development and design to single and multi-unit residential and business customers across the U.S.A, principally in the Northwestern part of the U.S.A. Donobi is domiciled in Nevada.

   On February 16, 2004, Donobi and an unrelated publicly traded company (H-Net.net, Inc.), executed an addendum and closed on an Acquisition Agreement and Plan of Reorganization (the "Agreement") for the acquisition by the publicly traded company, of all of Donobi's issued and outstanding stock. This transaction was passed upon and approved by a majority of Board of Directors of each company and was codified in the form of a definitive agreement originally executed by the parties on December 30, 2003.

   Pursuant to the Agreement, Donobi exchanged all of its issued and outstanding common stock for 13,558,750 shares of newly issued common stock of the publicly traded company. As a result of the transaction, a change of control of the publicly traded company had occurred and the Donobi shareholders, as a group, now hold a majority of the publicly traded company's issued and outstanding common stock.

   Gotaplay Interactive, Inc.
   3226 Rosedale Street, Suite 200
   Gig Harbor, WA  98335

    Gotaplay was organized August 4, 2004 under the laws of the State of Nevada, as Gotaplay Interactive, Inc. and began operations on October 4, 2004. Gotaplay is an online video game rental subscription service, providing subscribers with access to a comprehensive library of titles. For the standard subscription plan of $20.95 per month, subscribers can generally have up to two titles out at the same time with no due dates, late fees or shipping charges. In addition to the standard plan, Gotaplay offers other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Subscribers select titles at Gotaplay's website, aided by its proprietary recommendation service, and generally receive the game disks within three business days by U.S. Postal mail service. The gamers then return the game disks game at their convenience using Gotaplay's prepaid mailers. After a title has been returned, Gotaplay mails a title from the subscriber's game queue. All of the Gotaplay's subscription revenues are generated in the United States of America.

   Since August 4, 2004, Gotaplay has had limited operations and, is a development stage company because it has not generated significant revenues and continues to devote substantial efforts in raising needed operating and working capital.

    STRUCTURE OF THE MERGER

   Upon filing of Articles of Merger with the office of the Secretary of State of Nevada, referred to herein as the "effective time of the Merger," the control of our company will change and we will carry on the business of Gotaplay, as well as a division to manage and operate the Internet Service Provider ("ISP") services which are currently being provided by us. This change of control will be effected through the following actions:

   (i) We will complete a Reverse Stock Split whereby one (1) share of our Common Stock will be issued in exchange for every six (6) shares of our Common Stock issued on the effective date, resulting in 10,936,580 issued and outstanding share of Common Stock.

   (ii) Gotaplay will merge with us and we will then change our name to "Gottaplay Interactive, Inc.", or such other name as may be acceptable to new management following the consummation of the Merger.

   (iii) We will issue an aggregate of 17,020,000 shares of our common stock to the Gotaplay stockholders in exchange for 100% of the issued and outstanding shares of Gotaplay capital stock.

   (iv) We will issue options and warrants for the purchase of an aggregate of 2,557,000 shares of our common stock to the holders of outstanding Gotaplay options and warrants in exchange for those corresponding options and warrants previously issued by Gotaplay.

   (v) The officers and directors of Gotaplay will replace our officers and directors, with the exception of Messrs. William M. Wright, who will remain as Chief Operating Officer and Director and Norm Johnson, who will remain as Director. The officers and directors of Gotaplay will control our business and operations.

   As a result of the issuance of shares of our common stock in exchange for the outstanding shares of Gotaplay capital stock, at the effective time of the Merger, the stockholders of Gotaplay and the holders of Gotaplay's options and warrants (assuming that these options and warrants are exercised) will become stockholders of Donobi and will own collectively approximately 64.16% of our issued and outstanding shares of common stock and our current stockholders will own approximately 35.84% of our issued and outstanding shares of common stock.

    REASONS FOR THE MERGER

   Our Board of Directors considered various factors in approving the Merger Agreement and believes the acquisition of Gotaplay will be in the best interest of our stockholders. Our Board analyzed Gotaplay's operations, prospects and managerial resources and believes that acquiring Gotaplay's growth potential by means of a merger is the best opportunity to increase value to our stockholders. Our Board of Directors did not request a fairness opinion in connection with the Merger.

    COST AND EXPENSES OF THE MERGER

   The Merger Agreement provides that all costs and expenses in connection with the Merger will be paid by the party incurring such costs and expenses.

    APPRAISAL RIGHTS

   Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection the Merger or the actions that have been approved by the written consent of our controlling stockholders.

    NAME CHANGE

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

   Our Board of Directors and stockholders holding a majority of our outstanding common stock have approved a change to our corporate name that will occur upon the closing of the Merger, to "Gottaplay Interactive, Inc." Our Board of Directors believes it is desirable to change our name to "Gottaplay Interactive, Inc." to more accurately reflect our new business operations following the Merger. The word "Gottaplay" contained in our new name contains two (2) "t"s because the website used by Gotoaplay is WWW.GOTTAPLAY.COM and the spelling of our new name will then be consistent with our website.

    DIRECTORS AND EXECUTIVE MANAGEMENT FOLLOWING THE MERGER

   Pursuant to the Merger Agreement, the executive officers of Gotaplay immediately prior to the Merger will become our executive officers. Following completion of the Merger, all of the existing members of our Board of Directors, with the exception of William M. Wright and Norman Johnson, will resign and new appointees designated by Gotaplay will comprise our entire Board of Directors.

    RISK FACTORS

   The Merger and the related transactions, as well as the ownership of our common stock after the merger, involve a high degree of risk. You should carefully consider the information set forth in the section entitled "Risk factors" as well as the other information in this Information Statement.

   Upon completion of the merger, we will assume Gotaplay's assets, liabilities and plan of operation, which may require additional financing to fully implement. There can be no assurance that any future financing can be secured on reasonable terms, or at all.

   Our current stockholders will be diluted substantially by the issuance of shares of our common stock in the Merger, and may be diluted by future issuances of securities issued and sold to satisfy our working capital needs.

                                  RISK FACTORS

   The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. Donobi and Gotaplay will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

   RISKS RELATING TO THE MERGER AND CAPITAL STRUCTURE

   OUR CURRENT STOCKHOLDERS WILL EXPERIENCE SUBSTANTIAL DILUTION IN CONNECTION WITH THE MERGER.

   The Merger and the consequent acquisition of Gotaplay have been approved by our Board of Directors. Also, under Nevada law, the other actions described herein, which would routinely be taken at a meeting of stockholders, are being taken by written consent of stockholders having more than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders other than our controlling stockholders are not being asked to approve or disapprove these matters. In addition, in the event the Merger is consummated as described herein, a total of 17,020,000 shares of our common stock will be issued to the current stockholders of Gotaplay. In addition, options and warrants to purchase an additional 2,557,000 shares of our common stock will be issued to Gotaplay option and warrant holders in consideration for the cancellation of such Gotaplay options and warrants. The shares to be issued in the Merger to current Gotaplay stockholders will represent approximately 64.16% of

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

the total number of shares of our common stock issued and outstanding immediately following the Merger, provided that the outstanding options and warrants to be issued are exercised. Consequently, our current stockholders will experience substantial dilution in their ownership interest in our company.

   IF THE MERGER DOES NOT OCCUR, WE WILL NOT BENEFIT FROM THE EXPENSES WE HAVE INCURRED IN THE PURSUIT OF THE MERGER.

   The Merger may not be completed. If conditions for completion of the Merger are not satisfied or the Merger is not otherwise completed, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out of pocket expenses of approximately $35,000 for services in connection with the Merger, consisting of professional fees, financial printing and other related charges, much of which may be incurred even if the Merger is not completed. If the Merger is not completed, such expenses will be paid for from revenues from operations.

   THE MERGER MAY NOT SIGNIFICANTLY ENHANCE OUR LIQUIDITY AND WE MAY REQUIRE FUTURE FINANCING TO PROCEED WITH OUR ANTICIPATED BUSINESS ACTIVITIES FOLLOWING THE COMPLETION OF THE MERGER. THERE CAN BE NO ASSURANCE THAT FINANCING WILL BE AVAILABLE ON TERMS BENEFICIAL TO US, OR AT ALL.

   We anticipate that future funding will most likely be in the form of debt and/or private equity financing. The number of shares of our common stock to be issued in the Merger, and the aggregate number of shares to be outstanding after completion of the Merger, as shown elsewhere in this Information Statement, does not take into account any such future financing and, accordingly, our stockholders may be subject to additional and substantial dilution as a result of such financing.

   We anticipate that we will need funds, following the Merger, in order to further the efforts of Gotaplay to execute its business plan by completing and funding affiliate marketing partner agreements, expanding the distribution center ("DC") network, further develop its Game Distribution System ("GDS"), the acquisition of downloadable games for both the PC and mobile handset platforms and, to fund operations and administrative expenses to support the anticipated growth of "Gottaplay Interactive, Inc.".

   If we raise additional capital by selling equity or equity-linked securities, these securities would dilute the ownership percentage of our existing stockholders. Also, these securities could have rights, preferences or privileges senior to those of our common stock. Similarly, if we raise additional capital by borrowing or issuing debt securities, the terms of such debt financing could restrict us in terms of how we operate our business, which could also affect the value of our common stock.

   We may not be able to raise capital on reasonable terms or at all.

   GOTAPLAY HAS NOT HAD AN OPERATING PROFIT SINCE ITS INCEPTION AND DONOBI HAS NOT RECORDED AN OPERATING PROFIT FOR SEVERAL YEARS. CONTINUING LOSSES MAY EXHAUST OUR CAPITAL RESOURCES AND FORCE US TO DISCONTINUE OPERATIONS.


   From Gotaplay's inception in August 2004 through March 31, 2006, Gotaplay has incurred cumulative losses of $1,416,638. As of April 30, 2006, Donobi has incurred cumulative losses of $4,295,262 since its inception at July 31, 1987. We cannot assure you that following the acquisition of Gotaplay we will achieve profitability in the immediate future or at any time.

   BOTH GOTAPLAY AND DONOBI HAVE HAD SIGNIFICANT WORKING CAPITAL DEFICITS, WHICH MAKES IT MORE DIFFICULT TO OBTAIN CAPITAL NECESSARY FOR MERGED BUSINESSES AND WHICH MAY HAVE AN ADVERSE EFFECT ON OUR FUTURE BUSINESS.

   As of March 31, 2006, Gotaplay had a working capital deficit of $1,357,132. As of April 30, 2006, Donobi had a working capital deficit of approximately $1,120,807. If all of the current liabilities were to become due at the same time, we would not be able to pay them in full, which most likely would have a material negative impact on our business and future prospects.

   Gotaplay's monthly burn rate is approximately $98,000 per month and, accordingly, we will need to raise approximately $1,176,000 over the next 12 months in order to sustain its current limited operations. We cannot assure you that we can achieve or sustain profitability on a quarterly or annual basis in the future. If revenues grow more slowly than we anticipate, or if operating expenses exceed our expectations or cannot be adjusted accordingly, we will continue to incur losses. We will continue to incur losses until we are able to establish significant subscriptions for our game rentals over the Internet. Our possible success is dependent upon the successful development and marketing of our web site and products, as to which there is no assurance. Any future success that we might enjoy will depend upon many factors, including factors out of our control or which cannot be predicted at this time. These factors may include changes in or increased levels of competition, including the entry of additional competitors and increased success by existing competitors, changes in general economic conditions, increases in operating costs, including costs of supplies, personnel and equipment, reduced margins caused by competitive pressures and other factors. These conditions may have a materially adverse effect upon us or may force us to reduce or curtail operations. In addition, we will require additional funds to sustain and expand our sales and marketing activities, particularly if a well-financed competitor emerges. If will we need additional financing, however there can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain sufficient funds from operations and external sources would require us to curtail or cease operations. Any additional equity financing will involve substantial dilution to our then existing shareholders.

    RISKS RELATING TO OUR BUSINESS AFTER THE COMPLETION OF THE MERGER

   FOLLOWING THE MERGER, THE CURRENT PRINCIPAL STOCKHOLDERS OF GOTAPLAY WILL HAVE SIGNIFICANT INFLUENCE OVER DONOBI.

   The current stockholders of Gotaplay, will beneficially own approximately 64.16% of our outstanding voting stock following the Merger. As a result, Gotaplay will possess significant influence, giving it the ability, among other things, to elect all members of our Board of Directors and to approve significant corporate transactions. Such stock ownership and control may also have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of our company.

   IF OUR EFFORTS TO ATTRACT GAME RENTAL SUBSCRIBERS ARE NOT SUCCESSFUL, OUR REVENUES WILL BE AFFECTED ADVERSELY.

   We must continue to attract and retain subscribers. Since June 2005, when we commenced keeping track of our customer base, we have consistently maintained a monthly customer base of 800 customers. We typically retain approximately 74.7% of our new customers from the trial to membership phase. We typically retain approximately 71.1% of our customers after one month of membership, 68.4% after two months of membership and 65.7% after three months of membership. Thereafter, we lose approximately 2.7% each month of our new customers. To succeed, we must continue to attract a number of subscribers who have traditionally used game retailers, and game rental outlets. Our ability to attract and retain subscribers will depend in part on our ability to consistently provide our subscribers a high quality experience for selecting, playing, receiving and returning titles. If consumers do not perceive our service offering to be of quality, or if we introduce new services that are not favorably received by them, we may not be able to attract or retain subscribers. If our efforts to satisfy our existing subscribers are not successful, we may not be able to attract new subscribers, and as a result, our revenues will be affected adversely.

   IF WE EXPERIENCE EXCESSIVE RATES OF SUBSCRIBER CHURN, OUR REVENUES AND BUSINESS WILL BE HARMED.

   We must minimize the rate of loss of existing subscribers while adding new subscribers. We typically retain approximately 74.7% of our new customers from the trial to membership phase. We typically retain approximately 71.1% of our customers after one month of membership, 68.4% after two months of membership and 65.7% after three months of membership. Thereafter, we lose approximately 2.7% each month of our new customers. Subscribers cancel their subscription to our service for many reasons, including a perception that they do not use the service sufficiently, delivery takes too long, the service is a poor value and customer service issues are not satisfactorily resolved. We must continually add new subscribers both to replace subscribers who cancel and to grow our business beyond our current subscriber base. If too many of our subscribers cancel our service, or if we are unable to attract new subscribers in numbers sufficient to grow our business, our operating results will be adversely affected. Further, if excessive numbers of subscribers cancel our service, we may be required to incur significantly higher marketing expenditures than we currently anticipate to replace these subscribers with new subscribers.

   IF WE ARE UNABLE TO OFFSET INCREASED DEMAND FOR GAMES WITH INCREASED SUBSCRIBER RETENTION OR OPERATING MARGINS, OUR OPERATING RESULTS MAY BE AFFECTED ADVERSELY.

   Subscribers to our service can play as games as they want every month and, depending on the service plan, may have out between one and three games at a time. With our use of six of our eight DCs and our proprietary GDS, we have reduced the transit time of games. As a result, our subscribers have been able to exchange more titles each month, which has increased our operating costs. As we establish additional DCs or further refine our distribution process and GDS, we may see a continued increase in usage by our subscribers. If our subscriber retention does not increase or our operating margins do not improve to an extent necessary to offset the effect of increased operating costs, our operating results will be adversely affected.

   In addition, subscriber demand for games may increase for a variety of other reasons beyond our control, including promotion by manufacturers and the scarcity of the most popular games. Our subscriber growth and retention may be affected adversely if we attempt to increase our monthly subscription fees to offset any increased costs of acquiring or delivering games.

   IF OUR SUBSCRIBERS SELECT TITLES THAT ARE MORE EXPENSIVE FOR US TO ACQUIRE AND DELIVER MORE FREQUENTLY, OUR EXPENSES WILL INCREASE.

   Certain games cost us more to acquire depending on the source from whom they are acquired and the terms on which they are acquired. If subscribers select these games more often on a proportional basis compared to all games selected, then game acquisition expenses could increase, and our gross margins could be adversely affected.

   ANY SIGNIFICANT DISRUPTION IN SERVICE ON OUR WEB SITE OR IN OUR COMPUTER SYSTEMS COULD RESULT IN A LOSS OF SUBSCRIBERS.

   Subscribers and potential subscribers access our service through our Web site, where the game selection process is integrated with our delivery processing systems and software. Our reputation and ability to attract, retain and serve our subscribers is dependent upon the reliable performance of our Web site, network infrastructure and fulfillment processes. Interruptions in these systems could make our Web site unavailable and hinder our ability to fulfill selections. Service interruptions or the unavailability of our Web site could diminish the overall attractiveness of our subscription service to existing and potential subscribers.

   Our servers are vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, which could lead to interruptions and delays in our service and operations as well as loss, misuse or theft of data. Any attempts by hackers to disrupt our Web site service or our internal systems, if successful, could harm our business, be expensive to remedy and damage our reputation. We do not have an insurance policy that covers expenses related to direct attacks on our Web site or internal systems. Efforts to prevent hackers from entering our computer systems are expensive to implement and may limit the functionality of our services. Any significant disruption to our Web site or internal computer systems could result in a loss of subscribers and adversely affect our business and results of operations.

   Our servers utilize a number of techniques to track, deter and thwart attacks from computer viruses, physical or electronic break-ins and similar disruptions, which could lead to interruptions and delays in our service and operations as well as loss, misuse or theft of data. We currently use both hardware and software to secure our systems, network and, most importantly, our data from these attacks. This includes several layers of security in place for our protection and that of our member's data. We also have procedures in place to ensure that the latest security patches and software are running on our servers
- thus maintaining another level of security.

   IF GOVERNMENT REGULATION OF THE INTERNET OR OTHER AREAS OF OUR BUSINESS CHANGES OR IF CONSUMER ATTITUDES TOWARD USE OF THE INTERNET CHANGE, WE MAY NEED TO CHANGE THE MANNER IN WHICH WE CONDUCT OUR BUSINESS, OR INCUR GREATER OPERATING EXPENSES.

   The adoption or modification of laws or regulations relating to the Internet or other areas of our business could limit or otherwise adversely affect the manner in which we currently conduct our business. In addition, the growth and development of the market for online commerce may lead to more stringent consumer protection laws, which may impose additional burdens on us. If we are required to comply with new regulations or legislation or new interpretations of existing regulations or legislation, this compliance could cause us to incur additional expenses or alter our business model.

   The manner in which Internet and other legislation may be interpreted and enforced cannot be precisely determined and may subject either us or our customers to potential liability, which in turn could have an adverse effect on our business, results of operations and financial condition. The adoption of any laws or regulations that adversely affect the popularity or growth in use of the Internet could decrease the demand for our subscription service and increase our cost of doing business.

   In addition, if consumer attitudes toward use of the Internet change, consumers may become unwilling to select their entertainment online or otherwise provide us with information necessary for them to become subscribers. Further, we may not be able to effectively market our services online to users of the Internet. If we are unable to interact with consumers because of changes in their attitude toward use of the Internet, our subscriber acquisition and retention may be affected adversely.

   IF OUR EFFORTS TO BUILD STRONG BRAND IDENTITY AND IMPROVE SUBSCRIBER SATISFACTION AND LOYALTY ARE NOT SUCCESSFUL, WE MAY NOT BE ABLE TO ATTRACT OR RETAIN SUBSCRIBERS, AND OUR OPERATING RESULTS WILL BE AFFECTED ADVERSELY.

         The Gotaplay brand is young, and we must continue to build strong brand identity. To succeed, we must continue to attract and retain a number of owners of video game players who have traditionally relied on store-based rental outlets and persuade them to subscribe to our service through our Web site. We may be required to incur significantly higher advertising and promotional expenditures than we currently anticipate attracting numbers of new subscribers. We believe that the importance of brand loyalty will increase with a proliferation of game subscription services and other means of distributing games disks. If our efforts to promote and maintain our brand are not successful, our operating results and our ability to attract and retain subscribers will be affected adversely.

   IF WE ARE UNABLE TO MANAGE THE MIX OF SUBSCRIBER ACQUISITION SOURCES, OUR SUBSCRIBER LEVELS MAY BE AFFECTED ADVERSELY AND OUR MARKETING EXPENSES MAY INCREASE.

   We utilize a mix of incentive-based and fixed-cost marketing programs to promote our service to potential new subscribers. We obtain a portion of our new subscribers through our online marketing efforts, direct links and our active affiliate program. While we opportunistically adjust our mix of incentive-based and fixed-cost marketing programs, we attempt to manage the marketing expenses to come within a prescribed range of acquisition cost per subscriber. To date, we have been able to manage our acquisition cost per subscriber; however, if we are unable to maintain or replace our sources of subscribers with similarly effective sources, or if the cost of our existing sources increases our subscriber levels may be affected adversely and our cost of marketing may increase.

   IF WE ARE UNABLE TO CONTINUE USING OUR CURRENT MARKETING CHANNELS, OUR ABILITY TO ATTRACT NEW SUBSCRIBERS MAY BE AFFECTED ADVERSELY.

   We may not be able to continue to support the marketing of our service by current means if such activities are no longer available to us or are adverse to our business. In addition, we may be foreclosed from certain channels due to competitive reasons. If companies that currently promote our service decide to enter our business or a similar business, we may no longer be given access to such channels. If the available marketing channels are curtailed, our ability to attract new subscribers may be affected adversely.

   IF WE ARE UNABLE TO COMPETE EFFECTIVELY, OUR BUSINESS WILL BE AFFECTED ADVERSELY.

   The market for in-home gaming products is intensely competitive and subject to rapid change. Many consumers maintain simultaneous relationships with multiple in-home entertainment providers and can easily shift spending from one provider to another. For example, consumers may rent a game from Blockbuster, buy a game from Wal-Mart and subscribe to our service, or some combination thereof, all in the same month. Competitors may be able to launch new businesses at relatively low cost. Game rentals represent only one of many existing and potential new technologies for playing games. If we are unable to successfully compete with current and new competitors and technologies, we may not be able to achieve adequate market share, increase our revenues or maintain profitability. Our principal competitors include, or could include:

   o  Game rental outlets, such as Blockbuster and Hollywood Entertainment;
   o  Game retail stores, such as Best Buy, Wal-Mart and Amazon.com;
   o  Subscription game rental services, such as GameFly and GameznFlix; and
   o  Online game sites, such as Rcade.com

   Many of our competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing and other resources than we do. Some of our competitors have adopted, and may continue to adopt, aggressive pricing policies and devote substantially more resources to marketing and Web site and systems development than we do. The growth of our online subscription business since our inception may attract direct competition from larger companies with significantly greater financial resources and national brand recognition. Increased competition may result in reduced operating margins, loss of market share and reduced revenues. In addition, our competitors may form or extend strategic alliances with manufacturers and distributors that could adversely affect our ability to obtain titles on favorable terms.

   IF WE EXPERIENCE DELIVERY PROBLEMS OR IF OUR SUBSCRIBERS OR POTENTIAL SUBSCRIBERS LOSE CONFIDENCE IN THE U.S. MAIL SYSTEM, WE COULD LOSE SUBSCRIBERS, WHICH COULD ADVERSELY AFFECT OUR OPERATING RESULTS.

   We rely exclusively on the U.S. Postal Service to deliver game disks from our DC's and to return the game disks to us from our subscribers. We are subject to risks associated with using the public mail system to meet our shipping needs, including delays caused by bioterrorism, potential labor activism and inclement weather. Our games are also subject to risks of breakage during delivery and handling by the U.S. Postal Service. The risk of breakage is also impacted by the materials and methods used to replicate our game disks. If the entities replicating our game disks use materials and methods more likely to break during delivery and handling or we fail to timely deliver the games to our subscribers, our subscribers could become dissatisfied and cancel our service, which could adversely affect our operating results. In addition, increased breakage rates for our games will increase our cost of acquiring titles. If we are required to incur expenditures as a result of indemnification of our directors, officers or employees for any reason our net income will decrease as a result of increase expenses.

   STANDARDS FOR COMPLIANCE WITH SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002 ARE UNCERTAIN, AND IF WE FAIL TO COMPLY IN A TIMELY MANNER, OUR BUSINESS COULD BE HARMED AND OUR STOCK PRICE COULD DECLINE.

   Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of our internal control over financial reporting, and attestation of its assessment by our independent registered public accountants. The SEC has extended the compliance dates for certain filers and, accordingly, we believe that this requirement will first apply to our annual report for fiscal 2008. The standards that must be met for management to assess the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. We may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting. In addition, the attestation process by our independent registered public accountants is new and we may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of its assessment by our independent registered public accountants. If we cannot assess our internal control over financial reporting as effective, or our independent registered public accountants are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted.

   OUR ARTICLES OF INCORPORATION INCLUDE PROVISIONS TO THE EFFECT THAT WE MAY INDEMNIFY ANY DIRECTOR, OFFICER, OR EMPLOYEE. IN ADDITION, PROVISIONS OF NEVADA LAW PROVIDE FOR SUCH INDEMNIFICATION.

   Any indemnification of directors, officer, or employees, could result in substantial expenditures being made by our company in covering any liability of such persons or in indemnifying them. If we are required to incur expenditures as a result of indemnification of our directors, officers or employees for any reason our net income will decrease as a result of increase expenses.

   OUR OBLIGATIONS UNDER THE SECURED CONVERTIBLE DEBENTURES ARE SECURED BY ALL OF OUR ASSETS


   Our obligations under the secured convertible debentures, issued to Highgate House Funds, Ltd., (Highgate) are secured by all of our assets. As a result, if we default under the terms of the secured convertible debentures, Highgate could foreclose its security interest and liquidate all of our assets. This would cause operations to cease.

   WE COULD FAIL TO ATTRACT OR RETAIN KEY PERSONNEL, WHICH COULD BE DETRIMENTAL TO OUR OPERATIONS


   Our success largely depends on the efforts and abilities of our John P. Gorst, Chief Executive Officer, M. Carroll Benton, Chief Financial Officer, William M. Wright, III, Chief Operating Officer, and Asra Rasheed, President. The loss of the services of any of these individuals could materially harm our business because of the cost and time necessary to find their successors. Such a loss would also divert management attention away from operational issues. We do not presently maintain key-man life insurance policies on our officers. We also have other key consultants and outside contractors who manage our operations and if we were to lose their services, senior management would be required to expend time and energy to find and train their replacements. To the extent that we are smaller than our competitors and have fewer resources we may not be able to attract the sufficient number and quality of staff.


   WE ARE SUBJECT TO PRICE VOLATILITY DUE TO OUR OPERATIONS MATERIALLY
FLUCTUATING

   As a result of the evolving nature of the markets in which we compete, as well as the current nature of the public markets and our current financial condition, we believe that our operating results may fluctuate materially, as a result of which quarter-to-quarter comparisons of our results of operations may not be meaningful. If in some future quarter, whether as a result of such a fluctuation or otherwise, our results of operations fall below the expectations of securities analysts and investors, the trading price of our common stock would likely be materially and adversely affected. You should not rely on our results of any interim period as an indication of our future performance. Additionally, our quarterly results of operations may fluctuate significantly in the future as a result of a variety of factors, many of which are outside our control. Factors that may cause our quarterly results to fluctuate include, among others:

   o  our ability to retain existing gaming subscribers and ISP customers;
   o our ability to attract gaming subscribers and ISP customers at a steady rate;
   o  our ability to maintain subscriber and customer satisfaction;
   o the extent to which our subscriber services and ISP products gain market acceptance;
   o  introductions of products and services by competitors;
   o  price competition in the markets in which we compete;
   o  our ability to attract, train, and retain skilled management;
   o the amount and timing of operating costs and capital expenditures relating to the expansion of our business, operations, and infrastructure; and
   o general economic conditions and economic conditions specific to the Internet service and gaming industry.

   IF WE ARE UNABLE TO RESPOND TO THE RAPID CHANGES IN TECHNOLOGY AND SERVICES WHICH CHARACTERIZE OUR GAME RENTAL AND ISP SERVICES, OUR BUSINESS AND FINANCIAL CONDITION COULD BE NEGATIVELY AFFECTED

   Our game rental services and ISP operations are directly impacted by changes in the Internet services industry. The Internet products and services industry is subject to rapid technological change, frequent new product and service introductions and evolving industry standards. Changes in technology could affect the market for our services. We believe that our future success will depend largely on our ability to anticipate or adapt to such changes, to offer on a timely basis, services and products that meet these evolving standards and demand of our customers. We cannot offer any assurance that we will be able to respond successfully to these or other technological changes, or to new products and services offered by our current and future competitors, and cannot predict whether we will encounter delays or problems in these areas, which could have a material adverse affect on our business, financial condition and results of operations.

   WE MAY BE UNABLE TO PROTECT OUR INTELLECTUAL PROPERTY ADEQUATELY OR COST EFFECTIVELY, WHICH MAY CAUSE US TO LOSE MARKET SHARE OR REDUCE PRICES.

    Our future success depends significantly on Gotaplay's ability to protect and preserve its proprietary rights related to its technology and resulting products. We cannot assure you that we will be able to prevent third parties from using our intellectual property rights and technology without our authorization. While Gotaplay intends to pursue aggressively efforts to obtain patent protection for its technology, it will also rely on trade secrets, common law trademark rights and trademark registrations, as well as confidentiality and work for hire development, assignment and license agreements with employees, consultants, third party developers, licensees and customers. However, these measures afford only limited protection and may be flawed or inadequate. Also, enforcing intellectual property rights could be costly and time-consuming and could distract management's attention from operating business matters.

   GOTAPLAY'S INTELLECTUAL PROPERTY MAY INFRINGE ON THE RIGHTS OF OTHERS, RESULTING IN COSTLY LITIGATION.

   In recent years, there has been significant litigation in the United States involving patents and other intellectual property rights. In particular, there has been an increase in the filing of suits alleging infringement of intellectual property rights, which pressure defendants into entering settlement arrangements quickly to dispose of such suits, regardless of their merits. Other companies or individuals may allege that we infringe on their intellectual property rights. Litigation, particularly in the area of intellectual property rights, is costly and the outcome is inherently uncertain. In the event of an adverse result, we could be liable for substantial damages and we may be forced to discontinue our use of the subject matter in question or obtain a license to use those rights or develop non-infringing alternatives. Any of these results would increase our cash expenditures, adversely affecting our financial condition.

   WE MAY NOT BE ABLE TO MANAGE OUR GROWTH EFFECTIVELY, WHICH COULD ADVERSELY AFFECT OUR OPERATIONS AND FINANCIAL PERFORMANCE.

   The ability to manage and operate our business as we execute our development and growth strategy will require effective planning. Significant rapid growth could strain our internal resources, and other problems that could adversely affect our financial performance. We expect that Gotaplay's efforts to grow will place a significant strain on our personnel, management systems, infrastructure and other resources. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth and a failure to achieve or sustain profitability.

   BEING A PUBLIC COMPANY WILL INCREASE ADMINISTRATIVE COSTS, WHICH COULD RESULT IN LOWER NET INCOME, AND MAKE IT MORE DIFFICULT FOR US TO ATTRACT AND RETAIN KEY PERSONNEL.

   As a public company, we incur significant legal, accounting and other expenses that Gotaplay did not incur as a private company. The Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the SEC, have required changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. These new rules and regulations could also make it more difficult for us to attract and retain qualified executive officers and qualified members of our Board of Directors, particularly to serve on our audit committee.

    RISKS RELATED TO OUR COMMON STOCK

   OUR COMMON STOCK MAY BE AFFECTED BY LIMITED TRADING VOLUME AND MAY FLUCTUATE SIGNIFICANTLY, WHICH MAY AFFECT OUR SHAREHOLDERS' ABILITY TO SELL SHARES OF OUR COMMON STOCK

   There has been a limited public market for our common stock and there can be no assurance that a more active trading market for our common stock will develop. An absence of an active trading market could adversely affect our shareholders' ability to sell our common stock in short time periods, or possibly at all. Our common stock has experienced, and is likely to experience in the future, significant price and volume fluctuations, which could adversely affect the market price of our common stock without regard to our operating performance. In addition, we believe that factors such as quarterly fluctuations in our financial results and changes in the overall economy or the condition of the financial markets could cause the price of our common stock to fluctuate substantially. These fluctuations may also cause short sellers to enter the market from time to time in the belief that we will have poor results in the future. We cannot predict the actions of market participants and, therefore, can offer no assurances that the market for our stock will be stable or appreciate over time. The factors may negatively impact shareholders' ability to sell shares of our common stock.


   OUR COMMON STOCK COULD BE CONSIDERED A "PENNY STOCK" AND MAY BE DIFFICULT TO SELL.

   Our common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Exchange Act. These include but are not limited to the following:
(i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a "recognized" national exchange; (iii) it is not quoted on the NASDAQ Stock Market, or even if so quoted, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2,000,000, if in business longer than three continuous years, or with average revenues of less than $6,000,000 for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

   Additionally, Section 15(g) of the Exchange Act and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

   Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to:

(i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives;
(ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions;
(iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and
(iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.


   THERE IS NO ASSURANCE OF AN ESTABLISHED PUBLIC TRADING MARKET, WHICH WOULD ADVERSELY AFFECT THE ABILITY OF INVESTORS IN DONOBI TO SELL THEIR SECURITIES IN THE PUBLIC MARKET.

   Even though our shares of common stock are expected to continue to be quoted on the OTC Bulletin

Board, we cannot predict the extent to which a trading market will develop or how liquid that market might become. In addition, most common shares outstanding after the Merger, including the shares issued to Gotaplay stockholders, will be "restricted securities" within the meaning of Rule 144 promulgated by the SEC, and will therefore be subject to certain limitations on the ability of holders to resell such shares. Accordingly, holders of our common stock may be required to retain their shares for an indefinite period of time. Gotaplay and Donobi are a party to certain agreements and holders of its warrants requiring it, under certain circumstances, to use its best efforts to prepare and file with the Securities and Exchange Commission a registration statement on an appropriate form covering the offer and resale to the public of the shares of our common stock upon exercise of the warrants, and we will succeed to Gotaplay's obligations under those agreements as a result of the Merger. Consequently, we may expect to prepare and file with the Securities and Exchange Commission as soon as practical after the effective time of the Merger, and to use our best efforts to cause to be declared effective, such a registration statement.


   The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers, as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for our common stock will be influenced by a number of factors, including:

   o the issuance of new equity securities pursuant to the Merger, or a future offering;
   o  changes in interest rates;
   o competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;
   o  variations in quarterly operating results;
   o  change in financial estimates by securities analysts;
   o  the depth and liquidity of the market for Donobi's common stock;
   o  investor perceptions of Gotaplay and of game rental generally; and
   o  general economic and other national conditions.


   THE AUTHORIZATION AND ISSUANCE OF PREFERRED STOCK MAY PREVENT OR DISCOURAGE A CHANGE IN OUR MANAGEMENT.

   Our amended Articles of Incorporation will authorize the Board of Directors to issue up to 5,000,000 shares of preferred stock without stockholder approval. Such shares will have terms, conditions, rights, preferences and designations as the Board may determine. The rights of the holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging a person from acquiring a majority of our outstanding common stock.

   IT MAY BE DIFFICULT FOR A THIRD PARTY TO ACQUIRE US, AND THIS COULD DEPRESS OUR STOCK PRICE.

   Nevada corporate law includes provisions that could delay, defer or prevent a change in control of our company or our management. These provisions could discourage information contests and make it more difficult for you and other stockholders to elect directors and take other corporate actions. As a result, these provisions could limit the price that investors are willing to pay in the future for shares of our common stock. For example:

   (i) without prior stockholder approval, the Board of Directors has the authority to issue one or more classes of preferred stock with rights senior to those of common stock and to determine the rights, privileges and inference of that preferred stock;

   (ii) there is no cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates; and

   (iii) stockholders cannot call a special meeting of stockholders.

                          AGREEMENT AND PLAN OF MERGER


   The following is only a summary of the material provisions of the Agreement and Plan of Merger, dated March 20, 2006, between us and Gotaplay (the "Merger Agreement"). The Merger Agreement is attached to this Information Statement as Appendix A. Please read the Merger Agreement in its entirety.

   On March 20, 2006 we entered into an Agreement and Plan of Merger with Gotaplay, Inc., a Nevada corporation, in order to facilitate the acquisition of Gotaplay. The acquisition is to be accomplished through a merger of Donobi and Gotaplay into one company, with Donobi remaining as the surviving corporation. Pursuant to the Merger Agreement, we will undertake a Reverse Stock Split, resulting in our having10,936,580 issued and outstanding shares of Common Stock. We will then acquire all of Gotaplay's issued and outstanding shares of common stock in consideration for 17,020,000 (post-Reverse Stock Split) "restricted" shares of our Common Stock. There will then be 27,956,580 shares of Common Stock issued and outstanding on a post-Reverse Stock Split basis. As part of the Merger, we will also change our corporate name to "Gottaplay Interactive, Inc."

   Upon the closing of the Merger, current stockholders of Gotaplay, together with the holders of Gotaplay's currently outstanding warrant and option holders, will beneficially own approximately 64.16% of our issued and outstanding common stock and our current stockholders will own approximately 35.84%. The purpose of the Merger is to allow us to acquire and carry on the business of both Gotaplay and Donobi. It is anticipated that becoming a part of a publicly held reporting company will enhance Gotaplay's business visibility and ability to attract and use additional sources of capital.


   The controlling stockholders have, in connection with the transactions contemplated by the Merger Agreement, executed a written consent to take the following actions:


            (i) authorized a change of our corporate name to "Gottaplay Interactive Inc."; and


            (ii) approved the Reverse Stock Split.

       THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF DONOBI TO CONTROL
            BY GOTAPLAY'S CURRENT STOCKHOLDERS AND MANAGEMENT AND THE ASSUMPTION BY DONOBI OF GOTAPLAY'S ASSETS, LIABILITIES AND OPERATIONS.

    DONOBI'S REASONS FOR THE MERGER

   In considering and approving the Merger and the Merger Agreement, our Board of Directors considered various factors including:

            (i) our prospects for the future;

            (ii) Gotaplay's promising technology, business plan and prospects for growth and expansion; and
            (iii) anticipated increase in our stockholder values as a result of the Merger.

   In agreeing to the Merger, our board believes that the relinquishment of control to Gotaplay's management and adoption of Gotaplay's assets and operations will eventually add value to Donobi. Our Board of Directors reached this conclusion after analyzing Gotaplay's current and planned operations, prospects and managerial resources, which are described in more detail below, and believes that acquiring Gotaplay's growth potential by means of a Merger is the best opportunity to increase value to our stockholders.

    GOTAPLAY'S REASONS FOR THE MERGER

    In considering and voting upon the Merger and Merger Agreement, the Gotaplay's Board of Directors considered the following:


         (i) the increased market liquidity expected to result from exchanging stock in a private company for our publicly traded securities;

         (ii) the ability to use registered securities to make future acquisitions of assets or businesses;
         (iii) increased visibility in the financial community;
         (iv)  enhanced access to the capital markets; and
         (v) perceived credibility and enhanced corporate image of being a publicly traded company.

   Neither we nor Gotaplay retained the services of an investment banker or requested a fairness opinion in connection with the Merger transaction.

   The above discussion of the material factors considered by our and Gotaplay's boards of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the Merger Agreement and the Merger, the respective boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.


    MATERIAL TERMS OF THE MERGER AGREEMENT


   Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, we will merge with Gotaplay into one company with our remaining as the surviving corporation. We will issue an aggregate of 17,020,000 shares of common stock to the Gotaplay stockholders in exchange for 100% of the issued and outstanding shares of the Gotaplay capital stock.

   Immediately prior to the effective time of the Merger, we will file Articles of Merger with the Nevada Secretary of State. As part of this filing, we will change our corporate name to "Gottaplay Interactive, Inc."

   At the effective time of the Merger, the members of the Gotaplay Board of Directors holding office immediately prior to the effective time will become members of our Board of Directors and all Gotaplay officers at the effective time will assume the same positions with us.

   Also at the effective time, our directors will appoint those persons designated by Gotaplay to our Board of Directors. Simultaneously, those persons serving as our directors and officers immediately prior to the closing of the Merger will resign from all of their respective positions with us except for Messrsr. William M. Wright III and Norm Johnson, each of who shall remain as our directors. Mr. Wright shall become our Chief Operating Officer.


    EFFECTIVE TIME OF THE MERGER


   The Merger Agreement provides that, subject to the approval of the Gotaplay stockholders and satisfaction or waiver of other conditions, the Merger will be consummated by filing Articles of Merger and any other appropriate documents, in accordance with the relevant provisions of the NRS, with the Secretary of State of Nevada. We expect the Merger to be consummated promptly after fulfilling the terms and conditions of the Merger Agreement. It is intended that the Closing occur on _____________, 2006, or as soon as practicable thereafter.


    MERGER CONSIDERATION


   Upon consummation of the Merger, each share of outstanding Gotaplay common stock shall be converted into one (1) shares of our common stock. There are 17,020,000 shares of Gotaplay issued and outstanding. Accordingly, following the exchange, holders of Gotaplay capital stock will hold 17,020,000 shares of our common stock.

    As a result of the Merger, the shares of Gotaplay capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing such share immediately prior to the Merger will cease to have any rights with respect to such certificate, except the right to receive the shares of our common stock described above.


    TREATMENT OF GOTAPLAY STOCK OPTIONS AND WARRANTS


    Upon consummation of the Merger, each holder of an option or warrant to purchase Gotaplay common stock, granted or issued prior to the effective time of the Merger, will receive from us an option agreement or warrant, as the case may be, granting to such holder the right to purchase one share of our common stock for every one share of Gotaplay common stock for which the option or warrant is exercisable. Terms of the new options and warrants will be substantially and materially similar to the terms and conditions of the Gotaplay options and warrants prior to such conversion.


    REPRESENTATIONS AND WARRANTIES


   The Merger Agreement contains customary representations and warranties of the parties. Each party has made representations and warranties to the other relating to, among other things, Corporate Existence and Power, Corporate Authorization, Governmental Authorization, Non-Contravention, Capitalization, Subsidiaries, Absence of Litigation Financial Statements, Absence of Certain Changes, Material contracts, Litigation, Finders' Fees, Taxes, Employee Benefits Plans, Properties, Intellectual Property, Insurance Coverage, Licenses and Permits, Employees, Labor Matters, Environmental Matters, Books and records; and State Takeover Statutes. For a more detailed description of these representations and covenants, see Sections 3 and 4 of the Merger Agreement, attached hereto as Appendix "A."


    CONDITIONS TO THE MERGER


   The respective obligations of Gotaplay and Donobi to complete the Merger are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as the accuracy of all representations and warranties, the performance and compliance with all covenants, agreements and conditions, the delivery of certificates, documents and legal opinions and the compliance with applicable state laws. No regulatory approval is required to be obtained in connection with the consummation of the Merger.


    TERMINATION


   The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the Agreement by our shareholders):


         (a) by mutual written agreement of Donobi and Gotaplay;

         (b) by either Donobi or Gotaplay, if there is any law or regulation that makes acceptance for payment of the Shares illegal or otherwise prohibited;


         (c) by either party if the Closing has not occurred by 5:00 P.M., Nevada time, on April 28, 2006, or such later date as Donobi and Gotaplay may agree; and

         (d) the right to terminate the Agreement under "Conditions to the Merger" shall not be available to any party whose action or failure to act constitutes a breach of the Agreement.

    The party desiring to terminate the Agreement pursuant to "Conditions to the Merger" shall give notice of such termination to the other party.


   If the Agreement is terminated pursuant to "Conditions to the Merger", the Agreement shall become void with no liability on the part of any party, except if such termination results from the willful failure of either party to perform a covenant, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure.


    AMENDMENT AND WAIVER

   Any provision of the Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after the adoption of the Agreement by the stockholders of Donobi and without their further approval, no such amendment or waiver shall reduce the amount or change the kind of consideration to be received in exchange for the Shares.

           CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE MERGER

    CHANGE IN CONTROL


   A change of control of our company will occur as a result of the Merger, pursuant to which the stockholders of Gotaplay, together with the holders of Gotaplay's outstanding options and warrants, will become our stockholders and will own, beneficially and collectively, approximately 64.16% of the issued and outstanding shares of our common stock.


    CERTAIN FEDERAL INCOME TAX CONSEQUENCES


   Because no action is being taken in connection with the current outstanding shares of our common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the Merger. It is expected that the issuance of our shares of common stock to Gotaplay stockholders pursuant to the Merger will be tax-free to those persons.


    ACCOUNTING TREATMENT OF THE MERGER


   The Merger transaction is expected to be accounted for as a reverse acquisition in which Gotaplay is the accounting acquirer and we are the legal acquirer. Current management of Gotaplay is expected to continue as our management following the Merger. Because the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be charged to expenses. See the accompanying unaudited consolidated pro forma financial information included elsewhere in this Information Statement.


    APPRAISAL RIGHTS

   Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection the approval by written consent of the amended Articles of Incorporation and other actions that may be contemplated in connection with the acquisition of Gotaplay pursuant to the Merger.

    FEDERAL SECURITIES LAW CONSEQUENCES

   The shares of Donobi common stock to be issued to the Gotaplay stockholders in connection with the Merger will not be registered under the Securities Act at the effective time of the Merger. It is intended that such shares will be issued pursuant to the exemption from registration provided by Regulation D of the Securities Act of 1933 (the" Securities Act"). We have determined that the shares warrants and options to be issued to Gotaplay stockholders, warrant holders and option holders in the merger will be issued to less than 35 "non-accredited" investors, as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. All Gotaplay shareholders, warrant holders and option holders that are not "accredited investors" as that term is defined under the Securities Act, have previously been provided with our 10KSB for the years ending January 31, 2006 and 2005 and the 10QSB for the Quarter ended April 30, 2006 as well as the Gotaplay audited financial statement for the year ended September 30, 2005 and unaudited financial statements for the quarters ended December 31, 2005 and March 31, 2006. In addition they have been provided with copies of this (Preliminary) Information Statement and Exhibits thereto. These shares shall be "restricted" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration. Under the provisions of Rule 144, restricted securities may be sold into the public market after being held for a minimum of one (1) year, subject to limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of 1% of the shares then outstanding in a broker's transaction, providing that we are current in our filings pursuant to the Securities Exchange Act of 1934, as amended. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months, and who has held restricted shares for at least two years would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

   Gotaplay has also issued warrants and relevant thereto, has agreed to register the shares underlying the warrants under the Securities Act covering the offer and resale to the public of the shares of common stock to be issued upon exercise of warrants, and we will assume Gotaplay's obligations under those warrants as a result of the Merger. Consequently, we expect to prepare and file with the Securities and Exchange Commission as soon as practical after the effective time of the Merger, and to use our best efforts to cause to be declared effective, such a registration statement.

   As of the date of this Information Statement, options and warrants for the purchase of a total of 2,557,000 shares of Gotaplay common stock were outstanding, all of which are currently exercisable. The Merger Agreement provides that such options and warrants will be converted into options and warrants to purchase the same number of shares of our Common Stock, on economic and contractual terms substantially equivalent to the Gotaplay options and warrants.

------------------- ------------------ ------------------ ----------------------

                    Shares             Exercise Price     Exercise Period

------------------- ------------------ ------------------ ----------------------

Options             2,007,000          $0.50              2015

------------------- ------------------ ------------------ ----------------------

Warrants            100,000            $1.00              2007

------------------- ------------------ ------------------ ----------------------

Warrants            150,000            $1.10              2007

------------------- ------------------ ------------------ ----------------------

Warrants            150,000            $1.25              2007

------------------- ------------------ ------------------ ----------------------

Warrants            150,000            $1.50              2007

------------------- ------------------ ------------------ ----------------------

    OUR OPERATIONS AFTER THE MERGER


   Following the Merger, we will have two business activities, which will be the business in which Gotaplay is currently engaged and the business activities in which we are currently engaged. At the effective time of the Merger, our directors and executive officers will be replaced by the directors and executive officers of Gotaplay, except for Messrs. William M. Wright, who will remain as our Chief Operating Officer and Director and Norm Johnson, who will remain as Director.

    We will continue to be a reporting company under the Exchange Act and will continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. It is anticipated that our Common Stock will not be listed on any national securities exchange or on the NASDAQ Stock Market, but will continue to be listed on the OTC Bulletin Board, under a new trading symbol. The principal office of Gotaplay will become our principal office.

                                   NAME CHANGE

    On March 8, 2006, our Board of Directors voted unanimously to authorize and recommend that in connection with the Merger, our stockholders approve a change of our corporate name. On March 20, 2006, this action was also approved by a majority of controlling stockholders, acting by written consent.

    Upon the filing of the Articles of Merger with the Nevada Secretary of State, which will occur upon the closing of the Merger, our corporate name will be changed to "Gottaplay Interactive, Inc.". Our Board believes that the new name will better reflect the nature of our business following the Merger. The word "Gottaplay" contained in our new name contains two (2) "t"s because the website used by Gotaplay is WWW.GOTTAPLAY.COM and the spelling of our new name will then be consistent with our website.

   After the Merger, we anticipate that the our Common Stock will continue to be listed on the OTC Bulletin Board, and that the trading symbol will be changed from "DNOB" to a symbol that will reflect the change of our corporate name. Our name change and the anticipated change of our trading symbol will not have any effect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Donobi, Inc." will continue to be valid and to represent shares of our company. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates. The name change will be reflected by book entry. Stockholders holding physical certificates should not destroy those certificates or surrender them to us for reissue; certificates bearing the name "Gottaplay Interactive, Inc." should be retained in a secure location, as they will continue to represent shares of our company.


    PURPOSE AND EFFECT OF THE REVERSE STOCK SPLIT


   The proposed Reverse Stock Split and name change are subject to and conditional upon the closing of the Merger. Without the Reverse Stock Split, we would not have sufficient number of authorized Common Shares to engage in the Merger pursuant to the agreed upon terms and conditions. If we were to increase the number of our authorized Common Shares, management of both companies believed that the number of Donobi's issued and outstanding Common Shares following the closing of the Merger would be excessive, given the current financial condition of both companies on a consolidated basis. Management intends to continue to implement our existing business plan, as well as that of Gotaplay if and when the Merger closes and believes that a lesser number of issued and outstanding Common Shares will provide the surviving company with greater flexibility in implementation of the two business plans, as well as a better opportunity for us to cause our Common Stock to become listed on a national stock exchange in the future, provided that the surviving company grows and expands its businesses. Approval of the Reverse Split will not, in and of itself, qualify our Common Stock to be listed on any national stock exchange and we have not submitted any application to cause our Common Stock to become listed on any national stock exchange as of the date of this Information Statement. There can be no assurance that our Common Stock will become listed on a national stock exchange in the future, even after the Reverse Stock Split is effective.

    The market price of our Common Stock is also based on factors that may be unrelated to the number of shares outstanding. These factors include our performance, general economic and market conditions and other factors, many of which are beyond our control.

    The Reverse Stock Split will affect all of our shareholders uniformly. We will not issue fractional shares, but rather will round up any fractional shares to the next highest full share as a consequence of the Reverse Stock Split. After the Effective Date of the Reverse Stock Split but before the Merger, each stockholder will own a reduced number of shares of our Common Stock, but will hold the same percentage of the outstanding shares as such stockholder held prior to the Effective Date, except for those shares issued in the Merger. The number of shares of our Common Stock that may be issued upon the exercise of outstanding rights to receive shares of our Common Stock or conversion of an outstanding Convertible Note and the per share conversion prices thereof, will be adjusted appropriately to give effect to the Reverse Stock Split as of the Effective Date.


    The liquidity of our Common Stock may be adversely affected by the reduced number of freely trading shares outstanding after the Reverse Stock Split. In addition, the split will increase the number of shareholders who own odd-lots. An odd-lot is fewer than 100 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

    The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion with the exchange ratio for the Reverse Stock Split and our additional paid-in capital account will be credited with the amount by which the stated capital is reduced. These accounting entries will have no impact on total shareholders' equity. All share and per share information will be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.


    Our Board of Directors considered reducing the number of shares of authorized Common Stock in connection with the Reverse Stock Split, but determined that the availability of additional shares may be beneficial to us in the future. The availability of additional authorized shares will allow our Board of Directors to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by the shareholders or the time delay involved in obtaining stockholder approval (except to the extent that approval is otherwise required by applicable law). Such purposes could include meeting requirements for capital expenditures or working capital or, depending on the market conditions, effecting future acquisitions of other businesses through the issuance of shares of Common Stock.

   Because the Reverse Stock Split will result in an increased number of authorized but unissued shares of our Common Stock, it may be construed as having an anti-takeover effect. Although the Reverse Stock Split is not being proposed by the Board for this purpose, in the future the Board of Directors could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of Donobi by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of Donobi's Articles of Incorporation would not receive the requisite vote. Such uses of Donobi's Common Stock could render more difficult, or discourage, an attempt to acquire control of our Company if the Board opposed such transactions.


   The Reverse Stock Split will have the following effects upon our Common
Stock:

   o The number of shares owned by each holder of Common Stock on the Record Date will be reduced by the ratio of six (6) to one (1), reducing the number of shares of our Common Stock outstanding from 65,619,481 shares to 10,936,580 shares;

   o The number of shares of Common Stock the Company is authorized to issue will remain at 100,000,000 shares;

   o  The par value of the Company's Common Stock will remain the same.


   Shares of our Common Stock underlying our outstanding Convertible Debentures will be reduced from 11,500,000 shares to 1,916,667 shares and are included in our issued and outstanding shares of Common Stock. However, we have reached an agreement with the holder of the Convertible Debentures wherein the holder has agreed to waive any conversion rights it currently holds so long as we make timely payment of agreed upon amounts. We have made the first payment of $25,000 to the holder of the Convertible Debentures. Upon full payment of the Convertible Debentures, the shares underlying the Convertible Debentures will be cancelled. However there can be no assurance that we will have sufficient cash resources to retire the Convertible Debentures.

   The shares of our Common Stock to be issued following the Reverse Stock Split will be fully paid and non-assessable. The Reverse Stock Split will not change any of the rights of the shareholders of our Common Stock. The new shares will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of our Common Stock that were issued prior to the Reverse Stock Split. Each shareholder's percentage ownership will not be altered as a result of the Reverse Stock Split, but each shareholder will incur substantial dilution as a result of the Merger.

                   INFORMATION RELATING TO DONOBI'S SECURITIES


   As of the date of this Information Statement there are 65,619,481 shares of our Common Stock issued and outstanding. Each share entitles the record holder to one vote on all matters that are presented to shareholders for their consideration. The Common Stock is our only issued and outstanding security.

   Following the consummation of the Merger, we will have 27,956,580 shares of Common Stock issued and outstanding on a post-Reverse Stock Split basis. We have 100,000,000 shares of our Common Stock authorized. Upon consummation of the Merger, the number of authorized shares of Common Stock will not change.

   The following table sets forth the number of Common Shares issued and outstanding as of the date of this Information Statement and upon consummation of the Merger and shares of unissued shares of Common Stock available for issuance as of the date of this Information Statement and upon consummation of the Merger. Pursuant to the conversion terms of the Highgate convertible debentures, we estimate that if the holders of the debentures request to convert the principal balances and estimated accrued interest on the debentures as of June 14, 2006 into shares of our common stock, we will be required to issue approximately 4,270,400 pre-split shares. As such, upon issuance of these conversion shares, we would then cancel 11,500,000 shares of our common stock held in escrow as security on the debentures. Also, effective for the reverse split, we estimate the number of conversion shares to be approximately 711,800.




                                                       Without              With
                                                     Debentures          Debentures
                                                      Converted           Converted
                                                     -----------         ------------
PRE MERGER/REVERSE STOCK SPLIT
   Common Stock Issued and Outstanding .....          65,619,481          58,389,881
   Common Stock Authorized but Unissued ....          34,380,519          41,610,119

POST MERGER/REVERSE STOCK SPLIT
   Common Stock Issued and Outstanding .....          27,956,580          26,751,647
   Common Stock Authorized but Unissued ....          72,043,420          73,248,353

   Common Stock Issued and Outstanding .....          30,513,580          29,308,647
     To include common stock issued upon the
     Exercise of the Options and Warrants
   Common Stock Authorized but Unissued ....          69,486,420          70,691,353



                            CONTROLLING STOCKHOLDERS

   Under Section 14(c) of the Exchange Act, the actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any stockholders other than set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

   Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken will not have dissenters' appraisal rights in conjunction with the proposed Merger or other corporate actions to be taken in connection with the Merger transaction.

       SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES
                                PRIOR THE MERGER


   The following table sets forth as of the date of this Information Statement certain information with respect to those persons known by us to be record or beneficial owners of more than 5% of our outstanding Common Stock, with respect to each Officer and Director, and with respect to all Directors and Officers as a group. All ownership is direct unless otherwise noted. Percentage ownership is based on the 65,619,481 shares currently outstanding.


                                                          AMOUNT AND NATURE
                           NAME AND ADDRESS                  OF BENEFICIAL         PERCENT
 TITLE OF CLASS          OF BENEFICIAL OWNER                   OWNERSHIP          OF CLASS
 --------------     --------------------------------      -----------------       --------
    Common          Prominence Capital Corp (2)                5,000,000             7.62%
                    357 Bay Street, Suite 1004
                    Toronto, Ontario, N15X2A9 Canada

    Common          Whispering Pines Development Ltd           5,000,000             7.62%
                      (6)
                    387 Main St, South
                    Exeter, Ontario, N0M1S6 Canada

    Common          NYX Management S.A. (3)                    5,000,000             7.62%
                    Chancery Court
                    P.O. Box 42544 Freeport, Bahamas

    Common          Cambridge Mercantile Holdings              5,000,000             7.62%
                    S.A. (4)
                    Continental Trust Corporation Ltd.
                    Century House
                    16 Pur-la-Ville Road
                    Hamilton HM HX, Bermuda

    Common          The Derek Corporation (5)                  5,000,000             7.62%
                    Suite 1440
                    The Exchange Tower
                    130 King Street West
                    Toronto, Ontario M5X 1E3 Canada


    Common          THI Inc, LLC (2)                           5,000,000             7.62%
                    3275 S. Jones Blvd #106

                    Las Vegas, NV  89146


    Common          William M. Wright (1)                      2,662,000             4.06%
                    3256 Chico Way NW

                    Bremerton, WA  98312

    Common          Norm Johnson (1)                             460,000                *
                    3256 Chico Way NW
                    Bremerton, WA  98312

    Common          Clarke Whitney (1)                           250,000                *
                    3256 Chico Way NW
                    Bremerton, WA  98312

                                       32

    Common          Melissa Tippets (1)                          260,798                *
                    3256 Chico Way NW
                    Bremerton, WA  98312


    Common          All Officers and Directors                                       5.54%
                    as a Group (4 persons)                     3,632,798

    (1) Officer and/or director of the Company as of the date of this Information Statement.
    (2) Phillip W. Knight is the principal of Prominence Capital and THI.
    (3) Robert E. Cordes is the principal of NYX.
    (4) Colin Hames is the principal of Cambridge.
    (5) Anthony Capizzano is the principal of Derek.
    (6) Patrick K. Knight is the principal of Whispering Pines.

       SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES
                              FOLLOWING THE MERGER


   The following table sets forth certain information with respect to the anticipated beneficial ownership of our Common Stock, after giving effect to the Merger, by each stockholder expected by us to be the beneficial owner of more than 5% of our Common Stock and by each of our anticipated directors and executive officers and by all of the anticipated directors and executive officers as a group. Unless otherwise indicated, the address of each of the persons listed below is c/o Gotaplay Interactive, Inc., 3226 Rosedale Street, Suite 200, Gig Harbor Washington 98335. Unless otherwise indicated in the footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of Common Stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has aright to acquire beneficial ownership at any time within 60 days after the expected effective time of the Merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. The information contained below is based upon 27,956,580 shares of Common Stock to be issued and outstanding on a post-Reverse Stock Split, post-Merger basis.



                                                             AMOUNT AND NATURE
                                NAME AND ADDRESS               OF BENEFICIAL            PERCENT
     TITLE OF CLASS           OF BENEFICIAL OWNER                OWNERSHIP             OF CLASS
     --------------       -------------------------          -----------------         --------

    Common                John Gorst (1)(2)                      3,564,292              12.53%

                          3226 Rosedale Street
                          Suite 200
                          Gig Harbor, WA 98335


    Common                M. Carroll Benton (1)(3)               3,564,292              12.53%

                          3226 Rosedale Street
                          Suite 200
                          Gig Harbor, WA 98335


    Common                Mark Levin (1)(4)                      3,553,666              12.49%

                          3226 Rosedale Street
                          Suite 200
                          Gig Harbor, WA 98335


    Common                Asra Rasheed (1)(5)                    2,172,000              7.70%

                          3226 Rosedale Street
                          Suite 200
                          Gig Harbor, WA 98335

    Common                Clifford Mastricola                    1,500,000              5.37%
                          2190 Carmel Valley Road
                          Del Mar CA 92014

    Common                Clayton Chase                          1,500,000              5.37%
                          2190 Carmel Valley Road
                          Del Mar CA 92014

    Common                William M. Wright (1)                    443,667              1.49%
                          3256 Chico Way NW
                          Bremerton, WA 98312

                                       34

    Common                Norm Johnson (1)                          76,667                *
                          3256 Chico Way NW
                          Bremerton, WA 98312

    Common                All Officers and Directors

                          as a Group 6 persons)                13,374,583              45.02%


   * Less Than 1%


      (1) Officer and/or director following closing of the Merger.
      (2) Includes 3,064,292 shares of Common Stock and 500,000 options exercisable within 60 days.
      (3) Includes 3,064,292 shares of Common Stock and 500,000 options exercisable within 60 days.
      (4) Includes 3,053,666 shares of Common Stock and 500,000 options exercisable within 60 days.
      (5) Includes 1,922,000 shares of Common Stock and 250,000 options exercisable within 60 days.



                    ANTICIPATED BUSINESS FOLLOWING THE MERGER

THE INTEGRATION OF GOTAPLAY'S BUSINESS AND OPERATIONS WITH OUR EXISTING BUSINESS


   Upon consummation of the Merger we will assume all of the business operations of Gotaplay Interactive, Inc. to include their assets, their debts and their commitments, such as leases and consultant agreements. We anticipate operating two distinct divisions, one division for our Internet connectivity and digital video services and one division for the video game subscriptions and rentals. We expect the video game rental business to become our core business within the next year. Our cable service business and operations has been fully described in our Annual Form 10-KSB for the fiscal year ended January 31, 2006. Please refer to Appendix D for this discussion and read in conjunction with the following content about Gotaplay, a development stage company. Gotaplay's primary business is on-line video game rental business dedicated to providing customers a quality rental experience through its web site, www.gottaplay.com. Its service is an alternative to store based gaming rentals. Gotaplay currently provides rental services to its subscribers, as well as the option to purchase new or used video game titles at a discounted price. Gotaplay seeks to provide its customers with a large selection of video game rental choices on a monthly subscription basis. Customers can sign-up via the web page to rent and/or buy video games of their choice. The titles are then shipped to the customer via first class mail once they have made their selection(s). Active subscribers can retain the games for an indefinite amount of time as long as they are active paying subscribers. Customers can exchange their selections at anytime by returning their game(s) in the pre-paid and pre-addressed package provided.


    INDUSTRY OVERVIEW

   According to 2003 Annual Report from the Video Software Dealers Association ("VSDA"), for the year 2002, total rentals accounted for $721.6 million in sales at video stores in the U.S., up 13.9% from $633.9 million in 2001. A total of
162.9 million "turns" or actual rentals was up 6.3% from 153.2 million turns the previous year. The VSDA says that video chains and even many independent stores are bullish on the medium, and leading distributor Ingram Entertainment reports that the average video rental store makes 10% of its revenue now from games, with some chains now getting up to 25%. (Information obtained from Electronic Gaming Business, August 27, 2003)

   All industry indications point to an increase in availability and usage of electronic video games.

    BUSINESS OVERVIEW


   In the United States, Gotaplay is providing more than 800 subscribers monthly access to a comprehensive library of more than 2,600 gaming titles. Its standard subscription plan allows subscribers to have two titles out at the same time with no due dates, late fees or shipping charges for $20.95 per month. Subscribers can receive an unlimited amount of titles in a month. In addition to its standard plan, Gotaplay offers other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Aided by its proprietary recommendation service, subscribers select titles on its web site, receive them on games disks by first-class mail, which are returned by them at their convenience using its prepaid mailers. Once a title has been returned, Gotaplay mails the next available title in the subscriber's queue.


   Gotaplay utilizes proprietary technology developed internally to manage the processing and distribution of its comprehensive library of games from its network of DC's nationwide. GDS is a network of administrative functions including Order Fulfillment, Inventory Forecasting and Procurement, Inventory Control, Billing, and Customer Service. Gotaplay believes that through its GDS network, distribution centers can communicate with each other to determine which games can be sent out to subscribers enabling maximum usage of on hand inventory throughout the entire company which in turn reduces the amount of inventory purchases that Gotaplay needs to make. Its software has an automated process of tracking and routing titles to and from each of its DC's and allocates order responsibilities among them. Its proprietary GDS software provides Gotaplay with the opportunity to scale up its operation at any given time.

   Through several pilot marketing programs conducted over the last 12 months, Gotaplay expects that its subscriber base will experience rapid growth. This is due, primarily, to the rapid consumer adoption of console game players its comprehensive library of titles, timely delivery of games to the subscriber, effective web and affiliate marketing programs and excellent customer service.


   Gotaplay promotes its service to consumers through various marketing and advertising programs, such as online promotions. To date, this has been its main source of marketing. However, television advertising, magazine and newspaper insertions, college campus alliances, grocery and pharmacy chain marketing, and the development of strategic relationship with leading game console manufacturers and promotions with other third parties will be implemented upon the funding of the business. These programs are designed to encourage consumers to subscribe to its service, which includes a free trial period of ten days. At the end of the trial period, subscribers are automatically enrolled as paying subscribers, unless they cancel their subscription. Approximately 74 percent of trial subscribers become paying subscribers. All paying subscribers are billed monthly.


   Gotaplay stocks almost every title available on games disks, excluding adult content. Gotaplay seeks to establish revenue sharing relationships with more than twenty gaming developers and wholesale distributors.


   Gotaplay ships games throughout the United States. It currently has eight distribution centers, two of which are currently idle, located throughout the country; however, games can still take up to five days to reach subscribers. This is generally a barrier to adding or retaining subscribers. However, Gotaplay has several strategic partners that will offer a substantially flexible distribution network, which will give it several more strategically located distribution points throughout the United States. These distribution centers will allow Gotaplay to provide the delivery and return service to its subscribers in one to two days.


   Gotaplay is focused on growing its subscriber base and revenues and utilizing its proprietary technology to minimize operating costs. Its technology is extensively employed to manage and integrate its business, including its website interface, order processing, fulfillment operations and customer service. Gotaplay believes its technology also allows it to maximize its library utilization and to run its fulfillment operations in a flexible manner with minimal capital requirements.

   Gotaplay is organized in a single operating segment. All its revenues are generated in the United States, and substantially all its revenues are derived from monthly subscription fees.

   GOTAPLAY'S WEB SITE--WWW.GOTTAPLAY.COM.

   Gotaplay has applied substantial resources to plan, develop and maintain proprietary technology to implement the features of its web site, such as subscription account signup and management, inventory optimization, overall subscriber satisfaction, and customer support. Its software is written in a variety of programming languages and runs on industry standard platforms.


   Gotaplay believes its dynamic software optimizes subscriber satisfaction and management of its library by allowing each subscriber to view its current queue and rental history, as well as current inventory levels and real-time availability. Gotaplay's proprietary software also enables subscribers to prioritize their selections through recommendations provided by Gotaplay. In addition, its proprietary game search engine indexes its extensive library by title, genre, developer, and publisher among others.


   Gotaplay's proprietary software has been developed keeping scalability at its core. Expanding operations, including the roll-out of new distribution centers can be done with ease and in the most effective manner of time requiring the least amount of resources. Its software has enabled its network of distribution centers across the country to communicate with one another in a real-time environment resulting in optimum levels of operation, delivery and customer satisfaction. Inventory levels can be viewed by all distribution centers by using Gotaplay's software. Gotaplay is currently in its last stage development of its purchasing application which uses proprietary algorithms to determine optimum level of inventory purchases resulting in managed inventory procurement.

   The Gotaplay account signup and management tools provide an easy to use subscriber interface familiar to online shoppers. Gotaplay will be integrating a real-time postal address validation to help its subscribers enter correct postal addresses and to determine the additional postal address fields required to assure speedy and accurate delivery. Gotaplay uses an online credit card authorization service to help its subscribers avoid typographic errors in their credit card entries. These features help prevent fraud and subscriber disappointment resulting from failures to initiate a trial.

   Throughout its website, Gotaplay has extensive measurement and testing capabilities, allowing it to continuously optimize its website according to its needs as well as those of its subscribers. Gotaplay uses random control testing extensively.

   Gotaplay's website is run on hardware and software co-located at a service provider offering reliable network connections, power, air conditioning and other essential infrastructure. Gotaplay manages its website 24 hours a day, seven days a week. Gotaplay utilizes a variety of proprietary software, freely available and commercially supported tools, integrated in a system designed to rapidly and precisely diagnose and recover from failures. Gotaplay conducts upgrades and installations of software in a manner designed to minimize disruptions to its subscribers.

    MERCHANDIZING

   The key to its merchandizing efforts is the personal recommendations generated by its recommendation service. All subscribers and site visitors are given many opportunities to rate titles. The ratings from its recommendation service determine which available titles are displayed to a subscriber and in which order. For example, its subscribers can find recently released titles more easily by ranking new releases by user preference rather than by new release date, allowing them to quickly find titles they are more likely to enjoy. Ratings also determine which available titles are featured in lead page positions on its web site to increase subscriber satisfaction and selection activity. Finally, data from its recommendation service is used to generate lists of similar titles. Subscribers often start from a familiar title and use its "Recommendations" link to find other titles they may enjoy. This has proven to be a powerful method for catalogue browsing.

   Gotaplay also provides its subscribers with decision support information about each title in its library. This information includes:

      o Factual data, including rating, special game features and screen formats;
      o Editorial perspective, including plot synopses, game trailers and reviews written by its editors, third parties and by other Gottaplay.com subscribers; and
      o Data from its recommendation service, including personal rating, average rating and other similar titles the subscriber may enjoy.

    MARKETING

   Gotaplay has multiple marketing channels through which Gotaplay attracts subscribers to its service. Online advertising is its largest source of new subscribers. Gotaplay advertises its service online through paid search listings, permission based e-mails, banner ads, and text on popular web portals and other websites. In addition, Gotaplay has an affiliate program whereby Gotaplay makes available web-based banner ads and other advertisements that third parties may retrieve on a self-assisted basis from its web site and place on the web site. Third parties that place its advertisements and generate online subscriber referrals are generally paid a cash bounty for each subscriber referred to us, with no minimum or maximum amounts for which Gotaplay is liable.


   In October 2004, Gotaplay purchased the video game inventory and certain intellectual property from an on-line marketing organization, NextRental, Inc. a California corporation, in consideration for a $60,000 promissory note and 562,000 shares of Gotaplay's Common Stock. Also in October 2004 Gotaplay purchased the video game inventory of DeepShark, LLC, a Connecticut Limited Liability Company, also an on-line marketing organization. In consideration for the DeepShark inventory, Gotaplay issued a $40,000 promissory note and 1,000,000 shares of Gotaplay Common Stock. The reason for the purchases of inventory was to incentivise both NextRental and DeepShark to refer subscribers to Gotaplay.


   Gotaplay believes its paid marketing efforts will significantly enhance word-of-mouth advertising, its subscriber referrals and its active public relations programs. During 2005, online and word-of-mouth advertising accounted for approximately 100 percent of all new trial subscriber acquisitions.


   Gotaplay is in discussion with college campus officials to offer their students its services, which would be paid for by a college debit card. The college student market represents a loyal user because of the affordability, ease and convenience of its service.

   Gotaplay will also market through an aggressive offline retail program through gift card subscriptions. The cards will be sold at grocery, pharmacy and other mass merchants. A commission will be paid on each sale to the participating retailer. Gotaplay intends to work with a number of other channels on an opportunistic basis. For example, Gotaplay expects it will establish agreements with leading game console manufacturers requiring them to place inside certain game console boxes a Gottaplay.com insert that describes its service and offers a free trial. Gotaplay also intends to develop relationships with leading consumer electronics and video retailers, which involve a variety of promotional efforts using point-of-sale materials, stickers on product packaging and other items to promote Gottaplay.com in their stores and those of their subsidiaries. In addition, and contingent on the securing of proper financing Gotaplay will launch its television advertising campaigns in select markets beginning in the third quarter of 2006.

    SUPPLIERS

   Gotaplay will acquire its inventory either through revenue sharing agreements or direct purchases from distributors, wholesalers and manufacturers. Under its anticipated revenue sharing agreements with game developers and distributors, Gotaplay generally would obtain titles for a low initial cost in exchange for a commitment to share a percentage of its subscription revenues for a defined period of time. After the revenue sharing period expires, the agreements generally grant us the right to acquire the title for a minimal fee. Currently, Gotaplay's inventory has been by direct purchases from distributors and wholesalers.

    FULFILLMENT OPERATIONS

   Gotaplay currently stocks more than 2,600 titles. Gotaplay has allocated resources for the development, maintenance and testing the proprietary technology that helps us manage the fulfillment of individual orders and the integration of its web site, transaction processing systems, fulfillment operations, inventory levels and coordination of its shipping centers.

   With eight full scale distribution centers, two of which are currently idle, Gotaplay believes its added shipping centers allow it to improve the subscription experience for subscribers by shortening the transit time for its games through the U.S. Postal Service. Its mission is to continuously improve on the delivery transit time to each subscriber resulting in less attrition and greater subscriber retention. Gotaplay continues to work closely with the United States Postal Service in an effort to improve its operations and to reach its near term goal of providing one-day delivery service to approximately 45 percent of the U.S. population or 60% of its subscriber base. Gotaplay's goal is to gradually increase one-day coverage as Gotaplay rolls out additional distribution centers (based on subscriber concentration) to meet its growing demand.

    CUSTOMER SERVICE


   Gotaplay believes its ability to establish and maintain long-term relationships with subscribers depend, in part, on the strength of its customer support and service operations. Gotaplay encourages and utilizes frequent communication with and feedback from its subscribers in order to continually improve its web site and its service. Its customer service center is open seven days a week. Gotaplay utilizes e-mail to proactively correspond with subscribers. Gotaplay also offers phone support for subscribers who prefer to talk directly with a customer service representative. Gotaplay will focus on eliminating the causes of customer support calls and automating certain self-service features on its web site, such as the ability to report and correct most shipping problems.


    COMPETITION


   The market for in-home video game entertainment is intensely competitive and subject to rapid change.

Many consumers maintain simultaneous relationships with multiple in-home game entertainment providers and can easily shift spending from one provider to another. For example, consumers may rent a game from Blockbuster, buy a game from Wal-Mart and subscribe to Gotaplay, or some combination thereof, all in the same month.


   Game rental outlets and retailers with whom Gotaplay competes include Blockbuster, Hollywood Entertainment, Amazon.com, Wal-Mart Stores and Best Buy. Gotaplay believe its scalable business model, its subscription service with home delivery and access to its comprehensive library of more than 2,600 titles compete favorably against traditional game rental outlets.

   Gotaplay also competes against other online game subscription services, such as GameFly.com and NumbThumb.com, and RedOctane.com among others.

   Online video gaming (OVG) has received considerable media attention recently. Within a few years, Gotaplay believes OVG will become widely available to Internet enabled game consoles subscribers. OVG carries as many titles as can be effectively merchandized on a game console platform, which Gotaplay believes to be generally up to 100 recent releases. For consumers who primarily want the latest big releases, OVG may be a convenient distribution channel. Gotaplay believes its strategy of developing a large and growing subscriber base and its ability to personalize its library to each subscriber by leveraging its extensive database of user preferences positions us favorably to provide digital distribution of filmed entertainment as that market develops. Gotaplay will also begin to enter the OVG market in late 2006 offering gaming servers to allow gamers to play each other over the internet.

    INTELLECTUAL PROPERTY

   Gotaplay uses a combination of copyright, trade secret laws and confidentiality agreements to protect its proprietary intellectual property. Gotaplay intends to aggressively register the trademark for the "Gottaplay.com" name and copyrights on the content of its web site. Gotaplay intends to file applications for additional trademarks as well.

   Enforcement of intellectual property rights is costly and time consuming. To date, Gotaplay has relied primarily on proprietary processes and know-how to protect its intellectual property. It is uncertain if and when its other patent and trademark applications may be allowed and whether they will provide us with a competitive advantage.

   From time to time, Gotaplay may encounter disputes over rights and obligations concerning intellectual property. Gotaplay believes its service offering does not infringe the intellectual property rights of any third party. However, there can be no assurance that Gotaplay will prevail in any intellectual property dispute.

    EMPLOYEES


   As of April 30, 2006, Gotaplay had three (3) full-time employees/officers. Of these employees one (1) was engaged in sales, marketing and operations, and, two
(2) were engaged in finance and administration. In addition, it uses the services of contract labor provided by personnel agencies, along with five independent consultants. None of its employees is represented by a labor union or a collective bargaining agreement. Gotaplay considers its relations with its employees to be good.


    FACILITIES


   Gotaplay leases office space in Gig Harbor, Washington, which consists of approximately 1,800 square feet on three year lease at a cost of $2,650 per month. This facility also houses a DC. Gotaplay leases approximately 1,900 square feet of office space in Anaheim, California, which also house a DC at a cost of $2,145 per month. The lease terminates on January 31, 2007 and includes an option to renew the lease for an additional one-year term. One DC, located in Atlanta, Georgia, is housed in leased facilities, which consists of approximately 800 square feet on a one year lease at a cost of $1,700 per month.


   Three of the six operating DC's are located in Northfield, Connecticut, Sugarland, Texas and Phoenix, Arizona. These facilities are owned and operated by strategic distribution partners at a cost to each of these partners of $2,500 per month. Gotaplay anticipates having its remaining two idle DC's located in Washington DC and Chicago, Illinois operational upon the acquisition of adequate funding.

                        DIRECTORS AND EXECUTIVE OFFICERS


         The following sets forth the names and ages of all of our Directors and Executive Officers, positions held by such person, length of service, when first elected or appointed and term of office.


                                                FIRST ELECTED
            NAME                   AGE       OR APPOINTED/TERM                       POSITION
            ----                   ---       -----------------                       --------
    William M. Wright III           40       February 16, 2004               Chairman, CEO and CFO
    Melissa Tippets                 35       July 16, 2004                   Corporate Secretary
    Clarke Whitney                  53       October 6, 2004                 Director
    Norm Johnson                    45       June 10, 2005                   Director

    COMPENSATION OF DIRECTORS & STANDARD ARRANGEMENTS

    None of the members of our Board of Directors are paid a per diem fee for attendance at meetings of the board of directors and committees thereof. In addition, if required, they are reimbursed for travel expenses and lodging is arranged for them, at our expense. At this time, adequate funds are not available to provide liability insurance for the Company's directors and officers. Directors are reimbursed for all out of pocket expenses incurred in the performance of their roles, subject to provision of receipts in form and substance adequate to satisfy Internal Revenue Service audit requirements.

    BIOGRAPHIES OF DIRECTORS AND OFFICERS


   WILLIAM M. WRIGHT, III (CEO/CFO/CHAIRMAN). Mr. Wright is our Chief Executive Officer, Chief Financial Officer and Chairman of the Board. In the event the Merger is closed, Mr. Wright will retain his position as a director, as well as being appointed as our Chief Operating Officer. Mr. Wright is a founding member of the Company, instrumental in developing us from concept to realization since December 1999. After 15 years of experience and knowledge in financial management and business operations, Mr. Wright began running the company full time in early 2001, leading the successful acquisition of five companies in six months. To date, he has orchestrated a dozen acquisitions and mergers and continues to be strongly focused on our growth. Mr. Wright received his Bachelors of Science in Business Administration with an emphasis in Financial Services from San Diego State University, California, and is a licensed Real Estate Broker in the State of Washington. He devotes substantially all of his time to the business of the Company.


   MELISSA A. TIPPETS (CORPORATE SECRETARY). Ms. Tippets is the Operations Manager and Corporate Secretary. Ms. Tippets came to the Company in May of 2000. She is responsible for all aspects of Human Resources and is responsible for implementing our office policies and procedures. Ms. Tippets achieved her Professional in Human Resources (PHR) certification in June 2004. Ms. Tippets is an instrumental part of our acquisition team and has contributed to the success of a dozen mergers and acquisitions since 2001. Ms. Tippets currently oversees both offices in the State of Washington. Her prior experience includes eight years working in mortgage banking, supervising staff, processing and coordinating multiple branch resources necessary to maintain annual revenues in excess of $12 million. She devotes substantially all of her time to the business of the Company.

   CLARKE WHITNEY, CPA (DIRECTOR). Clarke Whitney is the President of Clarke Whitney, CPA's, P.S., headquartered in Bremerton, Washington. Mr. Whitney is a Certified Public Accountant with financial accounting experience compiling, reviewing and auditing financial statements for the past 30 years. Mr. Whitney graduated from the University of Puget Sound School of Business in 1973 with a Bachelor of Science degree in accounting. He has been a licensed Certified Public Accountant since 1978.

   NORM JOHNSON (DIRECTOR). In the event the Merger is closed, Mr. Johnson will retain his position as a director of the Company. Mr. Johnson spent 18 years as an All-Pro kicker in the NFL (Seahawks, Falcons, Steelers and Eagles). For the past five years, Mr. Johnson has worked for Reid Real Estate, Inc., a Washington corporation, representing and advising clients on their real estate investments. During his NFL career, Mr. Johnson also owned "Norm Johnson's All-Pro Sportscards" with three locations. Mr. Johnson earned his Bachelor's Degree in Economics from the University of California Los Angeles (UCLA) in 1983.

   There have been no events under any bankruptcy act, any criminal proceedings and any judgments or injunctions material to the evaluation of the ability and integrity of any director or executive officer during the past five years.


   On the closing of the Merger, except for Messrs. Wright and Johnson, our current officers and directors will resign and will be replaced, without stockholder action, by the following officers and directors.

          NAME              AGE            FUTURE POSITION
          ----              ---            ---------------
John P. Gorst                37    Chief Executive Officer,
                                   Chairman of the Board
M. Carroll Benton            61    Chief Financial and Administrative
                                   Officer, Secretary, Treasurer and
                                   Director
Asra Rasheed                 33    President
Mark Levin                   34    Director


    RESUMES OF NEW MANAGEMENT

   JOHN P. GORST is the Co-Founder, Chairman of the Board, and Chief Executive Officer of Gotaplay, positions he will assume with the Company upon closing of the Merger. Mr. Gorst has directed all development and business efforts for Gotaplay since inception. Mr. Gorst has over 15 years experience in founding entrepreneurial technology ventures, specifically in the development of software and data services for business. His experience includes serving as chief executive officer and board chairman of Insynq, Inc., an application service provider, from August 1998 to present; vice president & general manager for a computer integration company, Interactive Information Systems Corp., from July 1996 to August 1998; and a training/IS consulting business in conjunction with Nynex Business Centers of New York. Upon closing of the Merger, Mr. Gorst's primary responsibility shall be co-chairman of the Board and Chief Executive Officer. Mr. Gorst will be directing the Company's strategy, and positioning the Company in the business marketplace by forging strategic business alliances and mergers and acquisitions. Mr. Gorst will also serve as company and technology evangelist at tradeshows, press conferences and industry analyst meetings in order to increase awareness for the Company's brand. Mr. Gorst graduated top of his class as an Electronic Design Engineer from one of the top trade schools in Arizona. Mr. Gorst was also awarded a medal of honor for business leadership in 2001 and 2005 from the National Republican Congress. He intends to devote substantially all of his business time to the Company.

   M. CARROLL BENTON is the Co-Founder, Secretary/Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of Gotaplay, positions she shall assume upon closing of the Merger. Ms. Benton has directed and managed the fiscal responsibilities of Gotaplay since inception. Ms. Benton's early career spanned both the public and private sectors working largely with the banking systems and higher education institutions where she assisted in the development and deployment strategies necessary for computerization of these and other entities. Ms. Benton has successfully managed a 13 state insurance brokerage firm and has been a consultant to the small to medium business markets via accounting system design, implementation, support, and business practice analysis. She also taught undergraduate accounting courses at several Puget Sound colleges and universities. With an in-depth understanding of Gotaplay's finances, accounting infrastructure and compliance issues, Ms. Benton oversees the current compliance and financial operations and administrative functions. From December 1995 through December 1999, Ms. Benton was president of a computer integration company, Interactive Information Systems Corp. Her public sector experience includes serving as chief administrative officer, secretary, treasurer, interim chief financial officer and director for Insynq, Inc., a Pacific Northwest application service provider, from August 1998 to present. Formerly with a CPA firm, Ms. Benton brings over 37 years of financial expertise to the business. She intends to devote substantially all of her business time to the Company.

   ASRA RASHEED is the Chief Operating Officer and President of Gotaplay. Upon the closing of the Merger, she will assume the position of President with the Company. She is the founder of Next Rental, Inc. Ms. Rasheed has started and sold several successful businesses in the multi-media industry in the last eight years. Prior to starting NextRental.com, she was Director of Multi Media at Koyo Graphics where she managed large web development projects for clients like Warner Brothers, Sanyo, Sony, etc. She also managed the development of online DVD rental and sales website for the largest distributor of Bollywood industry. Ms. Rasheed was also Vice President of Business Development for a $30 million dollar company, Luminex. She has a Bachelors of Science degree from Cal State University, Fullerton, CA. She intends to devote substantially all of her business time to the Company


   MARK H. LEVIN, MBA is a Co- Founder and Director of Gotaplay. Upon closing of the Merger, he will assume the position of a director. Since July 2001 Mr. Levin has been CEO of Marlin Financial Group, Inc., Potomac, Maryland, a consulting firm specializing in aiding publicly traded companies with mergers and acquisitions, capital structure, shareholder relations, strategic alliances and licensing agreements. Prior to founding Marlin Financial, from 1996 through 2000, Mr. Levin was the CEO of Eyecity.com, Inc., an internet eye care company, located in Plainview, NY providing, sunglasses and prescription glasses to the general public. Mr. Levin is still a Director of Eyecity.com, Inc. Mr. Levin received an M.B.A. degree in Marketing in 1997 and a B.B.A. degree in Management from Hofstra University in 1994.


                             EXECUTIVE COMPENSATION


   The following table reflects all forms of compensation for services to us for the years ended January 31, 2006 and 2005, of our Chief Executive Officer, as well as those persons who received in excess of $100,000 in annual compensation from us during the aforesaid time.


    SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM COMPENSATION
                                                                                                   ----------------------
                                 ANNUAL COMPENSATION                        AWARDS                             PAYOUTS
                                 -------------------                        ---------------------------        ---------------------

                                                                Other
                                                                Annual      Restricted        Securities                   All Other
      Name and                                                 Compen-        Stock           Underlying        LTIP        Compen-
     Principal                        Salary     Bonus          sation      Awards(S)        Options/SARs      Payouts       sation
     POSITION           YEAR          ($)         ($)            ($)          ($)                (#)             ($)           ($)
     --------           ----         -------     ------        -------      --------         ------------      -------     ---------
  William M. Wright     2006        $111,250     $0             $  0         $ 0                  0              $ 0           $  0
  III, Chairman, CEO    2005        $105,250     $0             $  0         $ 0                  0              $ 0           $  0

   No other officer or director of Donobi received compensation in excess of $100,000 in either of the past two years.

   During Gotaplay's most recent fiscal year, Mr. Gorst was paid $22,000 by Gotaplay in salary or other compensation. No other officer of Gotaplay was paid in excess of $100,000 in the last fiscal year. Compensation to be paid the officers of the Gotaplay for 2006 and thereafter will be determined by the Board of Directors of the Gotaplay.

   Gotaplay may award stock options to key employees, members of management, directors and consultants under stock option programs as bonuses based on performance. However, as of the date of this Information Statement, no such plans have been adopted by Gotaplay.

                           RELATED PARTY TRANSACTIONS


   During the years ended January 31, 2005 and 2004, we issued 200,000 and 226,071 Common Shares to officers and directors for services rendered. Effective March 17, 2006, we issued 250,000 shares to Mr. Clarke Whitney and 200,000 shares to Norm Johnson, each a director. These shares were issued in consideration for services rendered to us having an agreed value of $.04 per share.

   We leased our main office facilities from an entity partially owned by William M. Wright, III under an agreement that was set to expire in February 2008. We paid $50,512 and $38,771 during the years ended January 31, 2006 and 2005, respectively. We currently lease the same facility through an unrelated party at the same rate, as the facility was sold in November 2005.

   Gotaplay's Chief Executive Officer and Chairman of the Board of Directors, John P. Gorst, is the Chief Executive Officer, President and Chairman of the Board of Directors of Insynq, Inc., a publicly traded corporation. M. Carroll Benton, Gotaplay's Chief Financial Officer, Chief Administrative Officer, Secretary, Treasurer and Director is also Chief Administrative Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer, and Director of Insynq, Inc.

   In June 2005, Gotaplay awarded Insynq a five-year application management services agreement whereby Insynq will supply business technology, IT management and communications infrastructure. Current monthly billings approximate $9,750 per month.

   In July 2005, Gotaplay entered into a forty-eight month equipment lease. Payments per month are $698.

   At April 30, 2006 Gotaplay owes $452,139 to Insynq, as described below:

      a. Accounts receivable, for the contractual items discussed above -
         $31,390,
      b. Promissory Note, unsecured, 7% per annum, dated October 31, 2005, matures on October 31, 2006 - $391,696, plus accrued interest of $12,271, and
      c. An open account due to Insynq of $16,782


   As of the date hereof, no other related party transactions exist between Donobi and its present directors, officers or 5% or greater shareholders or any affiliate thereof, either individually or through ownership of a controlling interest in any company or other entity, or Gotaplay and its present directors, officers, 5% or greater shareholders or any affiliate thereof, either individually or through ownership of a controlling interest in any company or other entity, and no related party transactions are planned as between such persons and Donobi, or Gotaplay, as applicable.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


   Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

   Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no forms were required for those persons, we believe that all filing requirements applicable to officers, directors and greater than 10% beneficial owners were complied with.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES


   The following table sets forth fees billed to us by our auditors during our fiscal years ended January 31, 2006 and 2005 for:


            (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements;

            (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees;

            (iii) services rendered in connection with tax compliance, tax advice and tax planning; and

            (iv) all other fees for services rendered.


                                                  YEAR ENDED             YEAR ENDED
                                               JANUARY 31, 2006       JANUARY 31, 2005
                                               ----------------       ----------------

Audit Fees ...........................              $37,900              $20,900
Audit Related Fees ...................                 --                  4,610
Tax Fees .............................                2,131                3,281
All Other Fees .......................                5,012                 --
Quarterly Reviews ....................                9,900                6,450
                                                    -------              -------
Total Fees ...........................              $54,943              $35,241
                                                    =======              =======

   Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by BONGIOVANNI & ASSOCIATES, P.A. and in connection with statutory and regulatory filings or engagements. Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which are not reported under "Audit Fees." Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. All other fees consist of fees for products and services other than the services reported above. Prior to our engagement of our independent auditor, such engagement was approved by our Board of Directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to report to the Board of Directors at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended January 31, 2006, were approved by the Board of Directors.

             STANDING AUDIT, NOMINATING AND COMPENSATION COMMITTEES


    Gotaplay does not have an audit, nominating or compensation committee.


              INFORMATION RELATING TO BOARD OF DIRECTORS MEETINGS.


   Gotaplay presently has three (3) directors who held several meetings to conduct normal business.

   During our fiscal year ended January 31, 2006, our Board held three formal meetings and initiated 12 actions through Unanimous Consent.

                                LEGAL PROCEEDINGS


   There are no legal proceedings pending against Gotaplay and it is not aware of any claims or actions pending or threatened, the ultimate disposition of which would have a material adverse effect on Gotaplay.

      DONOBI'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

   The following discussion should be read in conjunction with our audited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or on our behalf. We disclaim any obligation to update forward looking statements.

   About Donobi, Inc.

   DONOBI, Inc., is an Internet service provider ("ISP") with its main operations in Washington, Oregon, and Hawaii, offering Internet connectivity and digital video to individuals, multi-family housing, businesses, organizations, educational institutions and government agencies. We provide high quality, reliable and scalable Internet access, web hosting and development, equipment co-location, and networking services to underserved rural markets. Our overall strategy is to become the dominant Internet service provider for residents and small to medium-sized businesses within rural and semi-rural areas in the United States. Our current business is focused within the states of Washington, Oregon, and Hawaii.

   Our operations are headquartered at 3256 Chico Way NW, Bremerton, Washington, 98312, and our telephone number is (360) 782-4477. We also maintain an Internet site on the World Wide Web ("WWW") at www.donobi.com. Information contained on our Web site is not and should not be deemed to be a part of this Report.

   Our business plan includes, among other things, expansion of our 1) Internet access services, 2) communications and content services, and 3) IT Services, through product growth and maturity, and strategic mergers and acquisitions. The Company is currently organized into three major divisions that are closely integrated for maximum technical support, customer service and billing. The three divisions are: (i) Internet Access Services, consisting of Internet access and email (dial-up, DSL, fiber optic, and wireless access), Shared Tenant Services (multi-family and hotel broadband deployments), and wireless `Hotspots'; (ii) Communications and Content, consisting of digital video (television), VoIP (voice over Internet), and traditional phone services; and
(iii) IT Services, consisting web site hosting and development, electronic commerce, database design, consulting and implementation, and networking services.

   Internet access and hosting are the core service offered to customers. Delivery of service is handled through many different mediums. Those include: dial-up access, Digital Subscriber Line (DSL), Fiber to the Home (FTTH), dedicated T-1 connections, and high-speed wireless access. Along with access, we also includes email administration and technical support for all its customers. Dial-up access, email administration and technical support are offered and available nationwide.

   Shared Tenant Services (STS) offers sophisticated technology-driven services and solutions that specifically address the Internet connectivity issues facing the majority of apartment communities, the hospitality industry (hotels), commercial properties, and government housing - the ability to obtain high

-speed Internet access at a reasonable per unit cost. STS uses a combination of hardwired, fiber optic cabling, and high-speed wireless technologies to provide constant, always on, broadband Internet access to each unit within a project through a contracted service at rates below that of traditional dial-up access.

   DONOBi Hotspots were officially launched in the August 2004. Hotspots are wireless access points of presence within communities that allow customers to remotely access the Internet from laptop computers and other mobile devises. We have joined the Airpath Provider Alliance (APA) (WWW.AIRPATH.COM), and as part of the APA, DONOBi Hotspot customers are able to access over 3,500 wireless networks throughout the world.

   We offer digital video to customers on the fiber optic portion of the network under the DONOBi Television (DTV) product name. We offer over 130 digital channels that it offers its customers over three (3) different tiered video packages. As this product expands and develops, additional products and services will be available through the company, such as Video on Demand (VOD), Pay-Per-View (PPV), and the selling of commercial advertising space on our network.

   We offer a number of IT services to our customers. Some of those include web site design, database development, on-site networking services, and consulting services. These added value services have increase revenues as well as the growth and retention of customers on many of our core products.

    CRITICAL ACCOUNTING POLICIES AND ESTIMATES

   We have identified critical accounting policies that, as a result of judgments, uncertainties, uniqueness and complexities of the underlying accounting standards and operations involved, could result in material changes to our financial position or results of operations under different conditions or using different assumptions. The most critical accounting policies and estimates are:

      o The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      o Fair value of instruments. Our financial instruments consist of accounts receivable, accounts payable and long term debt. The fair value of financial instruments approximate their recorded values. Fair value of loans payable to stockholders and balances of bank lines of credit, in the circumstances, are not reasonably determinable.

   Details regarding our use of these policies and the related estimates are described in the accompanying consolidated financial statements as of January 31, 2006 and 2005 and for the quarter ended April 30, 2006 and 2005. During the year ended January 31, 2006 and quarter ended April 30, 2006, there have been no material changes to our critical accounting policies that impacted our consolidated financial condition or results of operations.

    THREE MONTHS ENDED APRIL 30, 2006 AND APRIL 30, 2005

    RECENT EVENTS

   On March 8, 2006, we signed a non-binding letter of intent to acquire Gotaplay Interactive Inc., a Nevada corporation ("GII"). GII is involved in the business of on-line rental of video games and are the owners of www.gotaplay.com.

   Among other things, the terms of this proposed transaction provides for us to undertake a "reverse stock split" of our Common Stock whereby one (1) share of our Common Stock shall be issued in exchange for every six (6) shares of our Common Stock, and thereafter, we will issue 23,167,000 shares of our Common Stock equal to approximately 70% interest to the GII shareholders in exchange for their respective shares in GII. Upon consummation of this transaction, GII shall become a wholly owned subsidiary of our Company.

   On March 10, 2006, we executed a Letter Agreement with Highgate House Funds, Ltd. ("Highgate"), the holder of $700,000 Secured Convertible Debentures (the "Debentures") secured by 11.5 million pre-reverse split shares of Registrant's common stock. The Letter Agreement provides that Highgate will not seek to convert the Debentures so long as Registrant repays the indebtedness by paying an initial payment of $25,000 and $70,000 per month commencing in May 2006, until the entire Debentures are paid. Upon the final payment of the Debentures, the shares held as security will be returned to us for cancellation.

   On March 17, 2006, the Company sold 7,500,000 Units to three (3) overseas investors for aggregate proceeds of $150,000 ($.02 per Unit), each Unit consisting of one (1) share of our Common Stock and one (1) right ("Right") to receive one share of Common Stock upon execution of the definitive Merger Agreement with Gotaplay. We had previously filed a report on Form 8-K advising of the signing of a letter of intent to engage in a merger with Gotaplay. In the event the definitive Merger Agreement is not executed between ourselves and Gotaplay by June 30, 2006, the Rights assigned to the Units shall terminate and we will not be obligated to issue any shares underlying the Rights to the purchasers of the Units. We also provided these investors with certain "piggyback" registration rights with respect to the shares included in the Units.

   On March 17, 2006, we issued 3,000,000 shares of our Common Stock to one entity in consideration for forgiveness and in full payment of that certain Note payable owed by us, having a present balance of principal and interest of $105,000 ($.035 per share).

   On March 17, 2006, we issued an aggregate of 700,000 shares of our Common Stock to four (4) individuals, including 250,000 shares to Mr. Clarke Whitney and 200,000 shares to Norm Johnson, each is one of our directors. These shares were issued in consideration for services rendered to us having an aggregate agreed value of $28,000, or $.04 per share.

   On March 20, 2006, we filed a Preliminary Information Statement with the Securities and Exchange Commission pursuant to Section 14(f) of the Securities Exchange Act of 1934 and SEC Rule 14f-1. The Information Statement was to be mailed on or about March __, 2006, to holders of record on March 8, 2006, of the shares of our Common Stock, par value $.001 per share, in connection with: (i) the change of control and corresponding change of our directors to be effected on or after _______, 2006, following the closing of the Merger discussed below;
(ii) certain shareholder action, taken by written consent of the holders of a majority of our outstanding shares of Common Stock, to approve the proposed Merger with Gotaplay (iii) the approval of a reverse stock split, whereby one share of our Common Stock shall be issued in exchange for every six (6) shares of our Common Stock issued and outstanding currently and at the time of the Merger (the "Reverse Stock Split"); and (iv) an amendment to our Articles of Incorporation, as amended, changing our name to "Gottaplay Interactive, Inc." (the "Amendment"), or such other name as may be acceptable to new management following the consummation of the Merger described herein.

   Our Board of Directors approved the terms of the Merger, the Reverse Stock Split and the Amendment on March 8, 2006, and recommended these matters be approved by our shareholders. The Merger, Reverse Stock Split and the Amendment require the approval of holders of a majority of the outstanding shares of our Common Stock. Under Nevada law, we are permitted to obtain approval of the Merger, Reverse Stock Split and Amendment by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to approve these matters at a meeting at which all shares entitled to vote thereon were present and voted.

   On March 20, 2006, holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger, the Reverse Stock Split and the Amendment.

   The Merger will become effective upon the filing of Articles of Merger with the Nevada Secretary of State. If the Merger is closed, the Amendment will become effective also when filed with the Nevada Secretary of State. The Reverse Stock Split shall also become effective at that time. It is anticipated that the filing of the Articles of Merger and the Amendment will occur after dissemination of this Information

Statement to our shareholders and consummation of the Merger described below, which is expected to occur on or about April __, 2006.

   On March 24, 2006, we entered into an Agreement to merge with Gotaplay , a privately held Nevada corporation. Pursuant to the terms of the Agreement: (a) we will undertake to complete a one for 6 reverse stock split, thereby reducing the issued and outstanding shares of common stock from 32,031,984 to 5,338,664;
(b) we will issue 19,900,000 post-reverse split shares of common stock to the stockholders of Gotaplay on a pro-rata basis; (c) we will be the surviving corporation; (d) an amendment to our Articles of Incorporation will be filed to change our name to "Gottaplay Interactive, Inc."; and, (e) except for William M. Wright, III and Norm Johnson, our directors will resign and the three current directors of Gotaplay will be elected to our board of directors.

   The closing ("Closing") is subject to the completion of the reverse stock split, completion of required audits and legal filings and other statutory requirements, and is expected to occur in the latter part of April, 2006.

   On March 15, 2006, we loaned $50,000 to Gotaplay with whom we plan to merge as discussed above. The loan is evidenced by a 180 day, 8.0%, unsecured promissory note. In addition, on April 7, 2006 and May 2, 2006, we loaned $8,000 and $50,000, respectively, with similar terms.

    SUBSEQUENT EVENTS (POST 4/30/2006)

   Effective May 15, 2006, we issued 22,500,000 shares of our Common Stock to six (6) overseas investors. Of these issued shares, 7,500,000 were issued to three (3) investors pursuant to the exercise of a "right" to receive one share of common stock upon the execution of a definitive Merger Agreement with Gotaplay Interactive, Inc. The balance of shares issued were so issued for aggregate proceeds of $150,000 ($.01 per share). This was the final issuance of our securities that were part of a $300,000 offering first reported in a Form 8-K filed with the SEC on or about March 20, 2006. However, the "right" included in the original Unit was not included in this sale as a result of the satisfaction of the condition subsequent relating to the execution of the aforesaid Merger Agreement. Instead of a Unit offering, we merely sold two shares of common stock rather than the Unit.

   We also provided these investors with certain "piggyback" registration rights with respect to the issued shares.

   We relied upon the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended, to issue these securities.

   On May 16, 2006, we filed Schedule 14C with the Securities and Exchange Commission, whereby we notified our stockholders of our action taken by written consent of our majority stockholders. The notification included that we entered into an Agreement and Plan of Merger (the "Merger Agreement") with Gotaplay, based in Gig Harbor, Washington, to facilitate our acquisition of Gotaplay. Gotaplay and ourselves will be merged into one company, with Donobi remaining as the surviving corporation.

   Pursuant to the terms Merger Agreement we will complete a Reverse Stock Split, resulting in 10,936,580 issued and outstanding shares of Common Stock. We will then acquire all of Gotaplay's issued and outstanding shares of common stock in consideration for 17,020,000 (post-Reverse Stock Split) "restricted" shares of our Common Stock. There will then be 27,956,580 shares of Common Stock issued and outstanding on a post-Reverse Stock Split basis. We will be merged into one company and we will remain as the surviving corporation. This Merger will be effected by authority of our Board of Directors and the written consent of the holders of a majority of our Common Stock. As a result of the Merger, our voting control will change and, except for Mr. William M. Wright, III, who will remain as Chief Operating Officer and Director, and Norm Johnson, who will remain as a director, our other current officers and directors will resign and will be replaced by Directors and Officers selected by Gotaplay's management (see "Directors and Executive Officers"). In addition, pursuant to the affirmative vote of the holders of a majority of our issued and outstanding Common Stock, our Articles of Incorporation will be amended to reflect a change in our name to "Gottaplay Interactive, Inc.

   In addition, at the effective time of the Merger, options and warrants to purchase 2,557,000 shares of our common stock will be issued in exchange for Gotaplay stock options and warrants which will be cancelled in the Merger.

   Our Board of Directors has approved the Merger, Reverse Stock Split and the Amendment unanimously. Also, on March 20, 2006, holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger, the Reverse Stock Split and the Amendment.

    RESULTS OF OPERATIONS

   Sales were $563,356 for the three months ended April 30, 2006 compared to sales of $587,571 for the three months ended April 30, 2005. This revenue decrease of 4% for the three months ended April 30, 2006 is attributed to a general attrition of customers out of the dial-up market.

   Cost of sales was $218,002 for the three months April 30, 2006 compared to cost of sales of $267,788 for the three months ended April 30, 2005. This cost of sales decrease of 18% for the three months ended April 30, 2006 is attributed to an aggressive effort by management to reduce costs. Gross profit of 61% and 54%, for the quarters ended April 30, 2006 and 2005, respectively, increased by 7% due to efforts in cost of sales reductions between the quarters.

   Cost of sales consists of upstream and downstream connectivity costs, the cost of add-on services provided and resold to customers, the cost of equipment resold to customers, the cost of design and installation of connectivity, and the cost of third party sub consultants. Add-on services include purchased content such as video, news groups and enhancements such as web-browser accelerator, virus protection or spam filters. Connectivity costs include (i) fees paid to telecommunications companies and other non-related third parties for subscriber's connections to our network (ii) fees paid to backbone providers for connections from our network to the Internet.

   Expenses of $576,245 for the three months ended April 30, 2006 increased 33% from the similar period ended April 30, 2005 of $431,685 due to the following:

   Salaries and related taxes for the three months ended April 30, 2006 totaled $213,858 compared to $241,288 in the prior quarter last year. The decrease is due to employee attrition and cut back in staff.

   Depreciation and amortization for the three months ended April 30, 2006 totaled $47,151 compared to $29,443 in the prior quarter last year. The increase is attributable mainly to the amortization of the Hawaiian customer list.

   Insurance consists of general business liability, auto, errors and omissions, and employee health insurance. Insurance costs accounted for $19,845 for the three months ended April 30, 2006, a 19% decrease compared to $24,653 for the prior quarter last year.

   Other professional fees consist primarily of accounting service fees, other general business consulting fees, director fees, legal fees, conference, seminars and training. Professional fees and business consulting accounted for $192,920 for the three months ended April 30, 2006, a 400% increase compared to $38,482 for the prior quarter last year. There was $152,750 in common share value issued for services rendered in the fiscal quarter ending April 30, 2006.

   Interest expense for the three months ended April 30, 2006, totaled $37,600 compared to $8,678 in the prior quarter last year.

   Net loss for the three months ended April 30, 2006 was $(255,066) in comparison with $(119,105) for the three months ended April 30, 2005. The decrease in net loss was primarily attributable to the aforementioned increase in gross profit and increase in incurred expenses.

    LIQUIDITY AND CAPITAL RESOURCES

   Prior financing of operations was primarily though sales of equity securities. Our financing of operations to date has consisted of private sales of equity securities, loans from shareholders, loans from third parties, less cash flow used in operations. As of April 30, 2006, we had $25,237 in cash and net accounts receivable totaling $90,771.

   Operating activities had a net usage of cash in the amount of $43,745 during the three months ended April 30, 2006 compared to $181,162 in the prior comparative period, reflecting mainly an excess of expenditures over revenues along with an increase in accounts payable and accrued expenses.

   Net cash provided by (used in) investing activities was $(13,556) for the three months ended April 30, 2006 as compared with net cash provided by investing activities of $(210,775) for the same period ended April 30, 2005. The decrease in cash used was primarily attributable to the fact there were no intangible asset acquisitions in the current period compared to the previous period.

   Net cash provided by financing activities was for the three months ended April 30, 2006 was $61,536 as compared with net cash provided by financing activities of $351,477 for the three months ended April 30, 2005. The decrease is attributable to the stock sold to investors during the three months ended April 30, 2006.

   The planned expansion of our business will require significant capital to fund capital expenditures, working capital needs, debt service and the cash flow deficits generated by operating losses. Our principal capital expenditure requirements will include (i) mergers and acquisitions (ii) development of operational support systems and (iii) additional product lines to be introduced and sold to our current customers.

   If additional capital financing arrangements, including public or private sales of debt or equity, or additional borrowings from commercial banks, are insufficient or unavailable, or we experience shortfalls in anticipated revenues or increases in anticipated expenses, we will modify our operations and growth strategies to match available funding. Additionally, the our ability to continue as a going concern is dependent upon our continued operations that in turn is dependent upon our ability to meet our financing requirements on a continuing basis, to maintain present financing, to achieve the objectives of its business plan and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should we be unable to continue in existence.

   Our cash position increased to $25,237 at April 30, 2006 from the $21,002 at January 31, 2006. The increase was attributable to the reasons mentioned directly above. We, however, continue to maintain a reasonable cash reserve. Retained deficit increased to $(4,295,262) at April 30, 2006 from $(4,040,197) since January 31, 2006 due to the net loss of $255,066.


    TWELVE MONTHS ENDED JANUARY 31, 2006 AND 2005

    RESULTS OF OPERATIONS

    INCOME

   Revenues were $2,542,407 and $2,527,460 for the fiscal years ended January 31, 2006 and January 31, 2005, respectively, generating net losses of $630,081 and $1,843,769 for the fiscal years ended January 31, 2006 and January 31, 2005, respectively. This slight revenue increase is primarily attributed to the net addition of subscriber customers increased through acquisitions, mergers, and the addition of new customers, offset by a decrease in subscriber customers during fiscal 2006.

    EXPENSES

   The expenses of $1,964,603 decreased for the year ended January 31, 2006 as compared to expenses of $2,882,980 for the year ending on January 31, 2005. Expenses decreased due to management's efforts in restructuring and implementing cost controlling efforts during the second half of the fiscal year.

   Overall, the major costs of our operations included costs of goods sold, and wages and professional fees in fiscal 2006. All the primary job functions for personnel remain unchanged. We continue to be encouraged by the enthusiasm demonstrated by our customers and potential customers for our various Internet services.

    NET EARNINGS/LOSSES

   Net loss for the year ended January 31, 2006 was $630,081 in comparison with $1,843,768 for the year ended January 31, 2005. The loss per share was $0.04 for fiscal 2006 in comparison with $0.12 in the previous year. We will continue to embark on various cost cutting measures in order to reach a more stable financial environment and achieve the goal of showing positive earnings. These cost cutting measures are expected to continue until positive earnings can be shown. In comparison with the previous year, the expected consolidation of revenue and the subsequent ramp up accompanied by improvements in the bottom line are now underway.

   Our cash position decrease from $107,476 at January 31, 2005 to $21,002 at January 31, 2006. Retained deficit increased to $4,053,921 due to the net loss during the fiscal 2006 year end.

   We have suffered recurring losses in the past couple of years. We project that current and projected revenues and capital reserves will sustain us for at least 12 months along with the cash raised with equity placement in fiscal 2007. If the projected revenues of these sources fall short of needed capital, because of a decrease in demand for the company's services and products as well as other factors, we may not be able to sustain our capital needs for more than twelve months. We will then need to obtain additional capital through equity or debt financing to sustain operations for an additional year.

   Cash flows used in operations were a negative $45,900 for the year ended January 31, 2006, and a negative $523,332 for the year ended January 31, 2005. Negative cash flows from operating activities for the years ended January 31, 2006 and 2005 are primarily attributable to losses from operations as well as common stock issued for services. The decrease in negative cash flow is attributed to the changes in our operations and the decrease in expenses during that period.

   Cash flows used in investing activities were $308,554 for the year ended January 31, 2006 and $37,659 for the same period in 2005 mainly due to purchase of intangible and fixed assets.

   Cash flows provided by financing activities were $267,981 for the year ended January 31, 2006 and $619,932 for the year ended January 31, 2005. The positive cash flow in 2006 pertained primarily to borrowings of notes payable. The positive cash flows in fiscal 2005 were primarily due to borrowings of notes payable and sale of treasury stock.

    LIQUIDITY AND CAPITAL RESOURCES

   At January 31, 2006, we had $21,002 in cash.

   On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues and additional infusions of capital. Management believes that we have the cash funds and necessary liquidity to meet the needs of the company over the next year, assuming sales and development efforts conform to the standards historically set. However, to fully maximize the potential presented by the key events presented below, management believes that approximately $5,000,000 will need to be raised. If necessary, we plan to raise this capital through an additional follow-on stock offering. Once these funds are raised, they will be primarily used to complete development of the later phases of Donobi, Inc. as well as the completion of contemplated acquisitions and mergers. If the general economic situation and the market conditions improve, our marketing effort will be increased. It is anticipated that the funds will be raised through a private placement or other means as may be determined by our Board and advisors from time to time. If we are unable to raise additional capital, the growth potential will be adversely affected. Additionally, we will have to significantly modify our business plans.

Trends and Developments of the Merged Businesses

The two merged operations are both internet-based, one (our ISP business) targeting businesses and private consumers, and the new division of on-line video game rentals targeted primarily at the private consumer. Our customer base for both divisions is anticipated to increase each year. We believe the growing customer base of on-line video game customers will increase substantially over the next twelve months, while only moderate growth is expected for our broadband ISP customers from within our existing localities. We have not planned any expansion to other localities for the ISP division. Also, we have not planned any increases to the existing respective rates for either service during the next twelve months. Our ISP revenues are fairly consistent from month to month.

There is a distinct trend of consumers to switch from a dial-up connection to the broadband or DSL connection to the Internet. Our dial-up subscriber base as a whole has continued to experience attrition, as has been the experience of other local, regional, and national full service providers of this service. We believe this trend will continue as high-speed connectivity becomes more available. Over the next 12-month period, we expect to experience continued net losses of our dial-up customers, yet we also expect to see net gains in our broadband customers over this same period of time. While we will continue efforts to convert our existing dial-up customers to our broadband products, there is no assurance that the overall change will be positive. In fact, based on other competing broadband products, such as cable Internet, we would expect the net effect of these customers to be negative.

In order to compensate for the loss of revenue from the dial up customer attrition, we have planned to diversify our product mix and become less reliant on the changes in the Internet connectivity market. Part of that shift is to expand our IT Services department. The next twelve months should see a shift in the percentage of our business revenues coming from business relationships with customers as we offer additional networking services, web design, development of new internet based products, such as the on-line video game rentals from our newly merged division.

The "on-line video game rental" market is increasing, as more Internet users become use to the Internet as a primary venue for spending their entertainment dollars and accessing websites to service their needs. This trend can be documented with the increasing popularity of online movie rentals shipped via the US Postal Service. Consumers are now finding the use of the Internet to facilitate instant, convenient and secure access to various and affordable services and products, and not spend their valuable time in their vehicle to pick up and return a product, such as DVD game. Delivery of these products is to their front door via the USPS or by a commercial carrier. This type of delivery service is expected to grow substantially over the next several years due its convenience and cost savings to the end user, our DVD subscriber/customer.

We plan to offer video game rentals to our current customers as well as offering our ISP and related services to the customers of Gotaplay. Upon the completion of our merger, we expect to report an overall net gain of customers in our ISP business division, resulting in a more stable and loyal base of customers and a substantial increase in revenues, primarily from Gotaplay's division.

Gotaplay's known external market trends have been limited due to the fact that the business that we operate is an emerging business with in the online industry. However, these trends are generally limited to competition from well established retailers and newly formed online game disc rental companies. More specifically, there may be negative impacts to operations due to the seasonal availability of popular game titles, as such, revenues and inventory cost tend to increase during the latter part of the calendar year due to the holiday season. In anticipation of this seasonal adjustment additional inventory may be needed to accommodate these requirements of the increased volume of business, Gotaplay will require additional capital by September 30, 2006. We believe that there could be a negative impact on the operations of our company due to a lack of inventory from certain suppliers that may not have certain games available due to high consumer demand of a specific title or a lack of the required capital to purchase larger amounts of inventory to fill customer demands. If we are not successful in raising the capital or establishing a credit line these purchases, more likely than not, we will not meet our projections and the anticipated margins from the Gotaplay division will encumber the margins and profitability from the ISP division.

We believe that we will initially experience higher operating cost until such time we are better able to evaluate our employee base and related infrastructure to determine any overlap that may exist in general administration, research and development, technical engineering, customer service and infrastructure. From our initial evaluation we believe that there will be long term financial benefits to our ISP business due to certain reductions in these areas and the associated cost reductions related to the integration of both companies operations. As we begin to execute on the game rental business plan along with these and other operating changes, we believe we will enhance our brand name in the industry thereby growing awareness of our company as a publicly traded company and passing on the value to our shareholders.


We expect that the merger with Gotaplay will have an initial negative effect on liquidity. Gotaplay has a history of losses and currently operates at a loss and will require an infusion of capital and an increase in revenue to achieve break-even operations. We intend to raise capital either through private placements of our securities or debt or some combination of both. However, there can be no assurance that we will be able to raise such capital, and even if we do raise the capital, that Gotaplay will achieve break-even or a profitable status. To achieve break-even status, we estimate that Gotaplay will require a minimum of $98,000 per month in revenues. We estimate the Gotaplay will require a minimum of $1,176,000 to sustain itself for the twelve-month period commencing approximately June 30, 2006. If we are not able to raise the necessary funds to sustain and grow Gotaplay's video game rental business, then we will have to curtail our Gotaplay operations until such time as capital becomes available.

Trends and Developments of the Merged Businesses

The two merged operations are both internet-based, one (our ISP business) targeting businesses and private consumers, and the new division of on-line video game rentals targeted primarily at the private consumer. Our customer base for both divisions is anticipated to increase each year. We believe the growing customer base of on-line video game customers will increase substantially over the next twelve months, while only moderate growth is expected for our broadband ISP customers from within our existing localities. We have not planned any expansion to other localities for the ISP division. Also, we have not planned any increases to the existing respective rates for either service during the next twelve months. Our ISP revenues are fairly consistent from month to month.

There is a distinct trend of consumers to switch from a dial-up connection to the broadband or DSL connection to the Internet. Our dial-up subscriber base as a whole has continued to experience attrition, as has been the experience of other local, regional, and national full service providers of this service. We believe this trend will continue as high-speed connectivity becomes more available. Over the next 12-month period, we expect to experience continued net losses of our dial-up customers, yet we also expect to see net gains in our broadband customers over this same period of time. While we will continue efforts to convert our existing dial-up customers to our broadband products, there is no assurance that the overall change will be positive. In fact, based on other competing broadband products, such as cable Internet, we would expect the net effect of these customers to be negative.

In order to compensate for the loss of revenue from the dial up customer attrition, we have planned to diversify our product mix and become less reliant on the changes in the Internet connectivity market. Part of that shift is to expand our IT Services department. The next twelve months should see a shift in the percentage of our business revenues coming from business relationships with customers as we offer additional networking services, web design, development of new internet based products, such as the on-line video game rentals from our newly merged division.

The "on-line video game rental" market is increasing, as more Internet users become use to the Internet as a primary venue for spending their entertainment dollars and accessing websites to service their needs. This trend can be documented with the increasing popularity of online movie rentals shipped via the US Postal Service. Consumers are now finding the use of the Internet to facilitate instant, convenient and secure access to various and affordable services and products, and not spend their valuable time in their vehicle to pick up and return a product, such as DVD game. Delivery of these products is to their front door via the USPS or by a commercial carrier. This type of delivery service is expected to grow substantially over the next several years due its convenience and cost savings to the end user, our DVD subscriber/customer.

We plan to offer video game rentals to our current customers as well as offering our ISP and related services to the customers of Gotaplay. Upon the completion of our merger, we expect to report an overall net gain of customers in our ISP business division, resulting in a more stable and loyal base of customers and a substantial increase in revenues, primarily from Gotaplay's division.

Gotaplay's known external market trends have been limited due to the fact that the business that we operate is an emerging business with in the online industry. However, these trends are generally limited to competition from well established retailers and newly formed online game disc rental companies. More specifically, there may be negative impacts to operations due to the seasonal availability of popular game titles, as such, revenues and inventory cost tend to increase during the latter part of the calendar year due to the holiday season. In anticipation of this seasonal adjustment additional inventory may be needed to accommodate these requirements of the increased volume of business, Gotaplay will require additional capital by September 30, 2006. We believe that there could be a negative impact on the operations of our company due to a lack of inventory from certain suppliers that may not have certain games available due to high consumer demand of a specific title or a lack of the required capital to purchase larger amounts of inventory to fill customer demands. If we are not successful in raising the capital or establishing a credit line these purchases, more likely than not, we will not meet our projections and the anticipated margins from the Gotaplay division will encumber the margins and profitability from the ISP division.

We believe that we will initially experience higher operating cost until such time we are better able to evaluate our employee base and related infrastructure to determine any overlap that may exist in general administration, research and development, technical engineering, customer service and infrastructure. From our initial evaluation we believe that there will be long term financial benefits to our ISP business due to certain reductions in these areas and the associated cost reductions related to the integration of both companies operations. As we begin to execute on the game rental business plan along with these and other operating changes, we believe we will enhance our brand name in the industry thereby growing awareness of our company as a publicly traded company and passing on the value to our shareholders.


We expect that the merger with Gotaplay will have an initial negative effect on liquidity. Gotaplay has a history of losses and currently operates at a loss and will require an infusion of capital and an increase in revenue to achieve break-even operations. We intend to raise capital either through private placements of our securities or debt or some combination of both. However, there can be no assurance that we will be able to raise such capital, and even if we do raise the capital, that Gotaplay will achieve break-even or a profitable status. To achieve break-even status, we estimate that Gotaplay will require a minimum of $98,000 per month in revenues. We estimate the Gotaplay will require a minimum of $1,176,000 to sustain itself for the twelve-month period commencing approximately June 30, 2006. If we are not able to raise the necessary funds to sustain and grow Gotaplay's video game rental business, then we will have to curtail our Gotaplay operations until such time as capital becomes available.

Trends and Developments of the Merged Businesses

The two merged operations are both internet-based, one (our ISP business) targeting businesses and private consumers, and the new division of on-line video game rentals targeted primarily at the private consumer. Our customer base for both divisions is anticipated to increase each year. We believe the growing customer base of on-line video game customers will increase substantially over the next twelve months, while only moderate growth is expected for our broadband ISP customers from within our existing localities. We have not planned any expansion to other localities for the ISP division. Also, we have not planned any increases to the existing respective rates for either service during the next twelve months. Our ISP revenues are fairly consistent from month to month.

There is a distinct trend of consumers to switch from a dial-up connection to the broadband or DSL connection to the Internet. Our dial-up subscriber base as a whole has continued to experience attrition, as has been the experience of other local, regional, and national full service providers of this service. We believe this trend will continue as high-speed connectivity becomes more available. Over the next 12-month period, we expect to experience continued net losses of our dial-up customers, yet we also expect to see net gains in our broadband customers over this same period of time. While we will continue efforts to convert our existing dial-up customers to our broadband products, there is no assurance that the overall change will be positive. In fact, based on other competing broadband products, such as cable Internet, we would expect the net effect of these customers to be negative.

In order to compensate for the loss of revenue from the dial up customer attrition, we have planned to diversify our product mix and become less reliant on the changes in the Internet connectivity market. Part of that shift is to expand our IT Services department. The next twelve months should see a shift in the percentage of our business revenues coming from business relationships with customers as we offer additional networking services, web design, development of new internet based products, such as the on-line video game rentals from our newly merged division.

The "on-line video game rental" market is increasing, as more Internet users become use to the Internet as a primary venue for spending their entertainment dollars and accessing websites to service their needs. This trend can be documented with the increasing popularity of online movie rentals shipped via the US Postal Service. Consumers are now finding the use of the Internet to facilitate instant, convenient and secure access to various and affordable services and products, and not spend their valuable time in their vehicle to pick up and return a product, such as DVD game. Delivery of these products is to their front door via the USPS or by a commercial carrier. This type of delivery service is expected to grow substantially over the next several years due its convenience and cost savings to the end user, our DVD subscriber/customer.

We plan to offer video game rentals to our current customers as well as offering our ISP and related services to the customers of Gotaplay. Upon the completion of our merger, we expect to report an overall net gain of customers in our ISP business division, resulting in a more stable and loyal base of customers and a substantial increase in revenues, primarily from Gotaplay's division.

Gotaplay's known external market trends have been limited due to the fact that the business that we operate is an emerging business with in the online industry. However, these trends are generally limited to competition from well established retailers and newly formed online game disc rental companies. More specifically, there may be negative impacts to operations due to the seasonal availability of popular game titles, as such, revenues and inventory cost tend to increase during the latter part of the calendar year due to the holiday season. In anticipation of this seasonal adjustment additional inventory may be needed to accommodate these requirements of the increased volume of business, Gotaplay will require additional capital by September 30, 2006. We believe that there could be a negative impact on the operations of our company due to a lack of inventory from certain suppliers that may not have certain games available due to high consumer demand of a specific title or a lack of the required capital to purchase larger amounts of inventory to fill customer demands. If we are not successful in raising the capital or establishing a credit line these purchases, more likely than not, we will not meet our projections and the anticipated margins from the Gotaplay division will encumber the margins and profitability from the ISP division.

We believe that we will initially experience higher operating cost until such time we are better able to evaluate our employee base and related infrastructure to determine any overlap that may exist in general administration, research and development, technical engineering, customer service and infrastructure. From our initial evaluation we believe that there will be long term financial benefits to our ISP business due to certain reductions in these areas and the associated cost reductions related to the integration of both companies operations. As we begin to execute on the game rental business plan along with these and other operating changes, we believe we will enhance our brand name in the industry thereby growing awareness of our company as a publicly traded company and passing on the value to our shareholders.


We expect that the merger with Gotaplay will have an initial negative effect on liquidity. Gotaplay has a history of losses and currently operates at a loss and will require an infusion of capital and an increase in revenue to achieve break-even operations. We intend to raise capital either through private placements of our securities or debt or some combination of both. However, there can be no assurance that we will be able to raise such capital, and even if we do raise the capital, that Gotaplay will achieve break-even or a profitable status. To achieve break-even status, we estimate that Gotaplay will require a minimum of $98,000 per month in revenues. We estimate the Gotaplay will require a minimum of $1,176,000 to sustain itself for the twelve-month period commencing approximately June 30, 2006. If we are not able to raise the necessary funds to sustain and grow Gotaplay's video game rental business, then we will have to curtail our Gotaplay operations until such time as capital becomes available.

Trends and Developments of the Merged Businesses

The two merged operations are both internet-based, one (our ISP business) targeting businesses and private consumers, and the new division of on-line video game rentals targeted primarily at the private consumer. Our customer base for both divisions is anticipated to increase each year. We believe the growing customer base of on-line video game customers will increase substantially over the next twelve months, while only moderate growth is expected for our broadband ISP customers from within our existing localities. We have not planned any expansion to other localities for the ISP division. Also, we have not planned any increases to the existing respective rates for either service during the next twelve months. Our ISP revenues are fairly consistent from month to month.

There is a distinct trend of consumers to switch from a dial-up connection to the broadband or DSL connection to the Internet. Our dial-up subscriber base as a whole has continued to experience attrition, as has been the experience of other local, regional, and national full service providers of this service. We believe this trend will continue as high-speed connectivity becomes more available. Over the next 12-month period, we expect to experience continued net losses of our dial-up customers, yet we also expect to see net gains in our broadband customers over this same period of time. While we will continue efforts to convert our existing dial-up customers to our broadband products, there is no assurance that the overall change will be positive. In fact, based on other competing broadband products, such as cable Internet, we would expect the net effect of these customers to be negative.

In order to compensate for the loss of revenue from the dial up customer attrition, we have planned to diversify our product mix and become less reliant on the changes in the Internet connectivity market. Part of that shift is to expand our IT Services department. The next twelve months should see a shift in the percentage of our business revenues coming from business relationships with customers as we offer additional networking services, web design, development of new internet based products, such as the on-line video game rentals from our newly merged division.

The "on-line video game rental" market is increasing, as more Internet users become use to the Internet as a primary venue for spending their entertainment dollars and accessing websites to service their needs. This trend can be documented with the increasing popularity of online movie rentals shipped via the US Postal Service. Consumers are now finding the use of the Internet to facilitate instant, convenient and secure access to various and affordable services and products, and not spend their valuable time in their vehicle to pick up and return a product, such as DVD game. Delivery of these products is to their front door via the USPS or by a commercial carrier. This type of delivery service is expected to grow substantially over the next several years due its convenience and cost savings to the end user, our DVD subscriber/customer.

We plan to offer video game rentals to our current customers as well as offering our ISP and related services to the customers of Gotaplay. Upon the completion of our merger, we expect to report an overall net gain of customers in our ISP business division, resulting in a more stable and loyal base of customers and a substantial increase in revenues, primarily from Gotaplay's division.

Gotaplay's known external market trends have been limited due to the fact that the business that we operate is an emerging business with in the online industry. However, these trends are generally limited to competition from well established retailers and newly formed online game disc rental companies. More specifically, there may be negative impacts to operations due to the seasonal availability of popular game titles, as such, revenues and inventory cost tend to increase during the latter part of the calendar year due to the holiday season. In anticipation of this seasonal adjustment additional inventory may be needed to accommodate these requirements of the increased volume of business, Gotaplay will require additional capital by September 30, 2006. We believe that there could be a negative impact on the operations of our company due to a lack of inventory from certain suppliers that may not have certain games available due to high consumer demand of a specific title or a lack of the required capital to purchase larger amounts of inventory to fill customer demands. If we are not successful in raising the capital or establishing a credit line these purchases, more likely than not, we will not meet our projections and the anticipated margins from the Gotaplay division will encumber the margins and profitability from the ISP division.

We believe that we will initially experience higher operating cost until such time we are better able to evaluate our employee base and related infrastructure to determine any overlap that may exist in general administration, research and development, technical engineering, customer service and infrastructure. From our initial evaluation we believe that there will be long term financial benefits to our ISP business due to certain reductions in these areas and the associated cost reductions related to the integration of both companies operations. As we begin to execute on the game rental business plan along with these and other operating changes, we believe we will enhance our brand name in the industry thereby growing awareness of our company as a publicly traded company and passing on the value to our shareholders.


We expect that the merger with Gotaplay will have an initial negative effect on liquidity. Gotaplay has a history of losses and currently operates at a loss and will require an infusion of capital and an increase in revenue to achieve break-even operations. We intend to raise capital either through private placements of our securities or debt or some combination of both. However, there can be no assurance that we will be able to raise such capital, and even if we do raise the capital, that Gotaplay will achieve break-even or a profitable status. To achieve break-even status, we estimate that Gotaplay will require a minimum of $98,000 per month in revenues. We estimate the Gotaplay will require a minimum of $1,176,000 to sustain itself for the twelve-month period commencing approximately June 30, 2006. If we are not able to raise the necessary funds to sustain and grow Gotaplay's video game rental business, then we will have to curtail our Gotaplay operations until such time as capital becomes available.

Trends and Developments of the Merged Businesses

   The two merged operations are both internet-based, one (our ISP business) targeting businesses and private consumers, and the new division of on-line video game rentals targeted primarily at the private consumer. Our customer base for both divisions is anticipated to increase each year. We believe the growing customer base of on-line video game customers will increase substantially over the next twelve months, while only moderate growth is expected for our broadband ISP customers from within our existing localities. We have not planned any expansion to other localities for the ISP division. Also, we have not planned any increases to the existing respective rates for either service during the next twelve months. Our ISP revenues are fairly consistent from month to month.

   There is a distinct trend of consumers to switch from a dial-up connection to the broadband or DSL connection to the Internet. Our dial-up subscriber base as a whole has continued to experience attrition, as has been the experience of other local, regional, and national full service providers of this service. We believe this trend will continue as high-speed connectivity becomes more available. Over the next 12-month period, we expect to experience continued net losses of our dial-up customers, yet we also expect to see net gains in our broadband customers over this same period of time. While we will continue efforts to convert our existing dial-up customers to our broadband products, there is no assurance that the overall change will be positive. In fact, based on other competing broadband products, such as cable Internet, we would expect the net effect of these customers to be negative.

   In order to compensate for the loss of revenue from the dial up customer attrition, we have planned to diversify our product mix and become less reliant on the changes in the Internet connectivity market. Part of that shift is to expand our IT Services department. The next twelve months should see a shift in the percentage of our business revenues coming from business relationships with customers as we offer additional networking services, web design, development of new internet based products, such as the on-line video game rentals from our newly merged division.

   The "on-line video game rental" market is increasing, as more Internet users become use to the Internet as a primary venue for spending their entertainment dollars and accessing websites to service their needs. This trend can be documented with the increasing popularity of online movie rentals shipped via the US Postal Service. Consumers are now finding the use of the Internet to facilitate instant, convenient and secure access to various and affordable services and products, and not spend their valuable time in their vehicle to pick up and return a product, such as DVD game. Delivery of these products is to their front door via the USPS or by a commercial carrier. This type of delivery service is expected to grow substantially over the next several years due its convenience and cost savings to the end user, our DVD subscriber/customer.

   We plan to offer video game rentals to our current customers as well as offering our ISP and related services to the customers of Gotaplay. Upon the completion of our merger, we expect to report an overall net gain of customers in our ISP business division, resulting in a more stable and loyal base of customers and a substantial increase in revenues, primarily from Gotaplay's division.

   Gotaplay's known external market trends have been limited due to the fact that the business that we operate is an emerging business with in the online industry. However, these trends are generally limited to competition from well established retailers and newly formed online game disc rental companies. More specifically, there may be negative impacts to operations due to the seasonal availability of popular game titles, as such, revenues and inventory cost tend to increase during the latter part of the calendar year due to the holiday season. In anticipation of this seasonal adjustment additional inventory may be needed to accommodate these requirements of the increased volume of business, Gotaplay will require additional capital by September 30, 2006. We believe that there could be a negative impact on the operations of our company due to a lack of inventory from certain suppliers that may not have certain games available due to high consumer demand of a specific title or a lack of the required capital to purchase larger amounts of inventory to fill customer demands. If we are not successful in raising the capital or establishing a credit line these purchases, more likely than not, we will not meet our projections and the anticipated margins from the Gotaplay division will encumber the margins and profitability from the ISP division.

   We believe that we will initially experience higher operating cost until such time we are better able to evaluate our employee base and related infrastructure to determine any overlap that may exist in general administration, research and development, technical engineering, customer service and infrastructure. From our initial evaluation we believe that there will be long term financial benefits to our ISP business due to certain reductions in these areas and the associated cost reductions related to the integration of both companies operations. As we begin to execute on the game rental business plan along with these and other operating changes, we believe we will enhance our brand name in the industry thereby growing awareness of our company as a publicly traded company and passing on the value to our shareholders.

   We expect that the merger with Gotaplay will have an initial negative effect on liquidity. Gotaplay has a history of losses and currently operates at a loss and will require an infusion of capital and an increase in revenue to achieve break-even operations. We intend to raise capital either through private placements of our securities or debt or some combination of both. However, there can be no assurance that we will be able to raise such capital, and even if we do raise the capital, that Gotaplay will achieve break-even or a profitable status. To achieve break-even status, we estimate that Gotaplay will require a minimum of $98,000 per month in revenues. We estimate the Gotaplay will require a minimum of $1,176,000 to sustain itself for the twelve-month period commencing approximately June 30, 2006. If we are not able to raise the necessary funds to sustain and grow Gotaplay's video game rental business, then we will have to curtail our Gotaplay operations until such time as capital becomes available.

    INFLATION

   Although our operations are influenced by general economic conditions, we do not believe that inflation had a material affect on our results of operations during our fiscal year ended January 31, 2006 and our quarter ended April 30, 2006.


               SELECTED HISTORICAL FINANCIAL DATA OF DONOBI, INC.

   The following selected financial data is derived from Donobi, Inc.'s financial statements. This information is only a summary and does not provide all of the information contained in such financial statements, including the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are part of our Annual Report on Form 10-KSB for the year ended January 31, 2006. The statement of operations data for each of the years in the two-year period ended January 31, 2006 and the balance sheet data at January 31, 2006 and 2005 are derived from our audited financial statements. The deficit in working capital and stockholders' deficit, in addition to the negative operating results to date, raise substantial doubt about our ability to continue as a going concern.

    STATEMENT OF OPERATIONS DATA:


                                                       Years ended January 31:
                                                      2006              2005
                                                     ---------------------------

    Sales ..................................     $  2,540,032      $  2,527,460
      Cost of sales ........................        1,018,697         1,121,745
                                                 ------------      ------------
      Gross profit .........................        1,521,335         1,405,715

    Operating expenses .....................        2,039,937         2,882,980
                                                 ------------      ------------
      Loss from operations .................         (518,602)       (1,477,265)
                                                 ------------      ------------

    Other income and (expense)
      Other income .........................           31,772              --
      Interest expense .....................         (126,528)          (43,382)
      Financing expense ....................             --            (293,589)
      Other expenses .......................           (3,000)          (29,532)
                                                 ------------      ------------
      Total other (expense) ................          (97,756)         (366,503)
                                                 ------------      ------------

      Net loss .............................     $   (616,358)     $ (1,843,768)
                                                 ============      ============
    Weighted average shares outstanding of
common stock, basic and diluted ............       17,059,346        14,832,865
                                                 ============      ============
    Net loss per common shares
outstanding, basic and diluted .............     $      (0.04)     $      (0.12)
                                                 ============      ============

    BALANCE SHEET DATA:


                                                                          January 31,
                                                                     2006             2005
                                                                ----------------------------


            Current assets ................................     $   180,823      $   276,285
            Fixed assets, net .............................         280,640          307,207
            Intangible assets, net ........................       1,106,721          475,465
            Deposits and other ............................           9,135           10,735

                                                                -----------      -----------

              Total assets ................................     $ 1,577,319      $ 1,069,692

                                                                ===========      ===========

            Current liabilities ...........................     $ 1,449,816      $ 1,361,937
            Long-term debt, net of current portion $609,160         729,751          239,243

            Stockholders' (deficit) .......................        (602,248)        (531,488)
                                                                -----------      -----------

              Total liabilities and stockholders' deficit .     $ 1,577,319      $ 1,069,692

                                                                ===========      ===========

            Working capital (negative) ....................     $(1,268,993)     $(1,085,652)

                                                                ===========      ===========


   The following selected condensed financial data for each of the quarters ended April 30, 2006 and 2005 is only a summary and does not provide all of the information contained in such financial statements, including the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are part our condensed financial statements as of and for the three months ended April 30, 2006, which are part of our Quarterly Report on Form 10-QSB for the quarter then ended. The statement of operations data for each of the quarters ended April 30, 2006 and 2005 is derived from our reviewed financial statements. The deficit in working capital and stockholders' equity, in addition to the negative operating results to date, raise substantial doubt about our ability to continue as a going concern.

    CONDENSED STATEMENT OF OPERATIONS DATA:

                                                           Three months ended April 30:
                                                             2006              2005
                                                          (unaudited)       (unaudited)

                                                       ---------------------------------


            Sales ................................     $    563,356      $    587,571
              Cost of sales ......................          218,002           267,788

                                                       ------------      ------------

              Gross profit .......................          345,354           319,783

            Operating expenses ...................          576,245           431,685

                                                       ------------      ------------
                                       56

              Loss from operations ...............         (230,891)         (111,902)

                                                       ------------      ------------

            Other income and (expense)
              Other income .......................           13,425             1,475
              Interest expense ...................          (37,600)           (8,678)
              Financing expense ..................             --                --
              Impairment of assets ...............             --                --
              Other expenses .....................             --                --

                                                       ------------      ------------

              Total other (expense) ..............          (24,175)           (7,203)

                                                       ------------      ------------

              Net loss ...........................     $   (255,066)     $   (119,105)

                                                       ============      ============


            Weighted average shares outstanding of
             common stock, basic and diluted .....       21,480,274        16,197,259

                                                        ============      ============


            Net loss per common shares
             outstanding, basic and diluted ......     $      (0.01)     $      (0.01)

                                                       ============      ============


    CONDENSED BALANCE SHEET DATA:

                                                             April 30, 2006   April 30, 2005
                                                              (unaudited)      (unaudited)

                                                             --------------------------------


            Current assets ..............................     $   270,163      $   289,321
            Fixed assets, net ...........................         267,292          339,455
            Intangible assets, net ......................       1,086,474        1,374,549
            Deposits and other ..........................           9,135            9,935

                                                              -----------      -----------

              Total assets ..............................     $ 1,633,064      $ 2,013,260

                                                              ===========      ===========

            Current liabilities .........................     $ 1,390,970      $ 1,302,850
            Long-term debt, net of current portion ......         655,386          711,004
            Stockholders' (deficit) .....................        (413,292)            (594)

                                                              -----------      -----------

              Total liabilities and stockholders' deficit     $ 1,633,064      $ 2,013,260

                                                              ===========      ===========

            Working capital (negative) ..................     $(1,120,807)     $(1,013,529)

                                                              ===========      ===========



      GOTAPLAY'S MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS.

    THREE AND SIX MONTHS ENDED MARCH 31, 2006 AND 2005

   The following discussion and analysis should be read in conjunction with the unaudited financial statements, including notes thereto, as of and for the three and six months ended March 31, 2006 and 2005, and in our September 30, 2005 Annual Audited Report.

   Except for the historical information contained herein, this Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. We believe it is important to communicate our expectations.

   You can identify these statements by forward-looking words such as "may", "will"', "believes", "anticipates", "estimates", "expects", "continues"' and/or words of similar import. Forward-looking statements are based upon our management's current expectations and beliefs concerning future developments and their potential effects upon us that may involve substantial risks and uncertainties. There may be events in the future that we are not able to accurately predict or over which we have no control. Our actual results could differ materially from those anticipated for many reasons in these forward-looking statements. Factors that could cause or contribute to the differences include, but are not limited to, availability of financial resources adequate for short-, medium- and long-term needs, demand for our products and services and market acceptance.

   We believe it is important to communicate our expectations, however, our management disclaims any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise.

   A more detailed discussion of these factors is also presented in our September 30, 2005 Annual Audited Report.

    GENERAL

   Our discussion and analysis of our financial condition and results of operations as of and for the three and six months ended March 31, 2006, are based upon our unaudited interim financial statements. As such, we are required to make certain estimates, judgments and assumptions that management believes are reasonable based upon the information available. We base these estimates on our historical experience, future expectations and various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for our judgments that may not be readily apparent from other sources. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the dates of the condensed financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions relate to estimates of collectibility of accounts receivable, the realization of intangible assets, the expected term of a relationship, accruals and other factors. We evaluate these estimates on an ongoing basis. Actual results could differ from those estimates under different assumptions or conditions, and any differences could be material.

   In the opinion of management, our interim financial statements include all adjustments necessary for a fair presentation of the results of operations, financial position, changes in stockholders' deficit and cash flows for each period presented.

    CRITICAL ACCOUNTING POLICIES

   Our unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles of the United States of America. Preparation of these statements requires management to make judgments and estimates. The summary of the significant accounting policies, which may have a significant impact on the amounts reported, is presented herein. We believe the most critical policies to aid in fully understanding and evaluating the accompanying interim financial statements include the following:

    REVENUE RECOGNITION, DEFERRED REVENUE AND UNEARNED REVENUE

   For financial reporting purposes, the Company allocates subscription fees over the number of days in the month in which the fee was charged. After an initial ten-day satisfaction guaranteed period, the Company recognizes subscription revenue ratably during each subscriber's monthly subscription period. Deferred revenue will be fully recognized in the month following recognition. All authorized refunds to subscribers are recorded as a reduction of revenues.

   During the initial ten-day period, a new subscriber has the right to rescind its agreement and receive full credit for the charge.

   Revenues from sales of used video games will be recorded upon shipment.

    COST OF REVENUES

   Cost of subscription revenue generally consists of depreciation, any write-down due to lost or damaged disks, postage and mailers provided to paying subscribers. Credit card settlement fees are also included in this category because every subscription processed incurs a merchant transaction fee, which is calculated as a direct percentage of the subscription charge.

   When used DVD games are sold, the net book value, and any handling and shipping fees, are considered costs of the sale.

    FULFILLMENT EXPENSES

   Fulfillment expenses represent those costs incurred in operating and staffing our fulfillment and customer service centers, including costs attributable to receiving, inspecting and warehousing our DVD library.

    TECHNOLOGY AND DEVELOPMENT EXPENSES

   Technology and development expenses consist of payroll, indirect labor costs and payroll burden, outside contractual fees and other incidental costs directly related with the continuation of modifying and developing better solutions that will enhance the utility and functionality of our web site and the improvement to certain internal use software systems. All development expenses are expensed as incurred within this classification.

    USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting periods. Significant items, though not limited to, that are subject to estimates and assumptions include depreciation, valuations of share-based compensation and the carrying amount of the DVD game library.

   From time to time, we will re-evaluate its estimates, including the useful lives and residual values surrounding the DVD game library. We base our estimates on industry and historical experience, the utility and churn ratio of the game library, and on various other facts under the circumstances deemed reasonable at the time. Actual results may differ from these estimates.

    RECLASSIFICATIONS

   Certain amounts previously reported in previous periods have been reclassified to conform our current period presentation.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

   Financial instruments consist principally of cash, accounts and related party receivables, trade and related party payables, accrued liabilities, short-term obligations and notes receivable. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

    LOSS PER COMMON SHARE

   Basic loss per common share is provided in accordance with SFAS 128, "Earnings Per Share." Basic loss per common share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per common share is computed by dividing the net loss by the weighted average number of common shares including the dilutive effect of common share equivalents then outstanding. Common stock equivalents are not included in the computation of diluted net loss per common share because the effect would be anti-dilutive.

    SHARE-BASED PAYMENTS

   In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No. 25. SFAS No. 123(R) will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005.

    DVD LIBRARY

   The Company records the purchase of new and/or used DVD's at cost. It depreciates the DVD video game library, less estimated salvage value of $1.00 per DVD, on a "sum-of-the-months" accelerated basis over the estimated economic useful life of each title. The economic useful life of a new release DVD game is estimated to be one year. In estimating the economic useful life of its DVD video game library, the Company considers the potential utilization, damage and loss.

    FIXED ASSETS

    PROPERTY

   Property is recorded at cost. The cost of maintenance and repairs of equipment is charged to operating expense when incurred. Depreciation and amortization is determined based upon the assets' estimated useful lives, and is calculated on a straight-line basis when the asset is placed in service. When the Company sells, disposes or retires equipment or replaces a leasehold improvement, the related gains or losses are included in operating results.

   Property is depreciated over seven years and begins when it is placed in service.

    LEASEHOLD IMPROVEMENTS

   Leasehold improvements are recorded at cost. The Company capitalized $8,795 of leasehold improvements in fiscal 2005 and amortized these improvements over the remaining term of the lease.

    Software

   Software is recorded at cost and consists of applications acquired by the Company on October 4, 2004. The cost was $25,625 and is amortized over sixty months.

    RECENT AUTHORITATIVE ACCOUNTING PRONOUNCEMENTS

   In June 2005, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 154,"Accounting Changes and Error Corrections, a replacement of Accounting Principles Board ("APB") Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements." SFAS No. 154 changes the requirements for the accounting for and reporting of a change in accounting principle. Previously, most voluntary changes in accounting principles were required recognition via a cumulative effect adjustment within net income for the period of the change. SFAS No. 154 requires retrospective application to prior periods' financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 is effective for accounting changes made in fiscal years beginning after December 15, 2005; however, SFAS no. 154 does not change the transition provisions of any existing accounting pronouncements. We do not believe the adoption of SFAS No. 154 will have a material impact on our financial condition or results of operations.

   In March 2004, the FASB Emerging Issues Task Force ("EITF") released Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to certain Investments." EITF 03-1 provides guidance for determining whether impairment for certain debt and equity investments is other-than-temporary and the measurement of an impaired loss. The recognition and measurement requirements of EITF 03-1 were initially effective for reporting periods after June 15, 2004. However, in September 2004, the FASB staff issued FASB Staff Position ("FSP") EITF 03-1-1 that delayed the effective date for certain measurement and recognition guidance contained in EITF 03-1. The FSP requires that entities continue to apply previously existing "other-than-temporary" guidance until a final consensus is reached. We do not anticipate that the issuance of a final consensus will materially impact our financial condition or results of operations.

    OVERVIEW

   Our Company was organized on August 4, 2004 (date of inception) under the laws of the State of Nevada, as Gotaplay Interactive, Inc. and began operations on October 4, 2004. We are an online video game rental subscription service, providing subscribers with access to a comprehensive library of titles. For the standard subscription plan of $20.95 per month, subscribers can generally have up to two titles out at the same time with no due dates, late fees or shipping charges. In addition to the standard plan, we offer other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Subscribers select titles at our website, aided by its proprietary recommendation service, and generally receive the DVD game within three business days by U.S. Postal mail service. The gamers then return the DVD game at their convenience using our prepaid mailers. After a title has been returned, we mail a title from the subscriber's game queue. All of our subscription revenues are generated in the United States of America.

   On March 20, 2006, we signed a letter of intent to enter into a Merger and a Share Exchange Agreement with a publicly-held Nevada corporation, Donobi, located in the city of Bremerton, State of Washington. Terms of this agreement require all of our stockholders to exchange 100% of their shares of common stock, for an equal number of shares of the public company's common stock. Upon the effective date of the closing, Donobi will be the surviving entity, will change its name to "Gottaplay Interactive, Inc." and will assume all our operations, assets and remaining debts.

    RESULTS OF OPERATIONS

   We reported a net loss of $290,686 and $585,763 for the three and six month periods ended March 31, 2006, respectively. For the same periods one year ago, we reported net losses of $147,567 and $333,479. Our losses can be primarily attributable to our start up phase and developing our business. We have incurred substantial costs to develop our business, whereby we have not had enough subscribers' fees to offset these expenses. These losses were anticipated in our business plan and will continue until our subscriber base has grown substantially. We anticipate these losses will continue for the next twelve months.

   Revenues increased 17.5% for the six months ended March 31, 2006 over the same period one year ago. Although the costs of these revenue subscriptions decreased over the same period by 33.7%, the decrease is due primarily to a $53,108 one-time write down of DVD's in the first quarter of fiscal 2005. As such, our adjusted cost of subscriptions is 128.2% and 133.3% of subscription revenue for the six month periods ended March 31, 2006 and 2005, respectively.

   For the three months ended March 31, 2006 and 2005, we reported revenues from subscriptions of $42,387 and $28,492, respectively. This represents a net increase of $13,895 and is reflective of the growing subscriber base.

   Our operating expenses totaled $570,903 and $ 256,465 for the six months ended March 31, 2006 and

2005, respectively. This represents an overall increase of $314,438. We expected all expense classifications to increase because our strategy was to open several new distribution centers that were not operational in the prior period. Currently, we now have six operating distribution centers within the United States. The operations of the distribution centers are classified under "fulfillment". For the six months ended March 31, 2006, our general and administrative expenses increased approximately $90,700 over the same six month period one year ago. Approximately $59,200 of this increase was due to added costs associated with consultants, legal and accounting fees. The remaining increase was considered to acceptable because of the implementation our business plan.

   Our operating expense for the quarter ended March 31, 2006 reported an increase of $168,684 over the same quarter one year ago. The increase was planned and is within management's expectations because the same period one year ago only had two distribution centers, where as today, we have six, and we have incrementally added contractors to service our developing and growing business. As well, the professional fees reported in general and administrative expense continue to grow as our business compliance needs increase.

   Because the three and six month periods ended March 31, 2005 is our quarters under a scope of limited operations, we expected to incur incrementally higher costs each successive quarter as we continue to expand our business operations and add new subscribers. As such, although our comparisons have meaning and relationships, but they should not necessarily be viewed as a trend of our expenses for future reports and these comparisons may not have the same meaning as a mature business operation in the same industry would report.

   As of function of term debt, our interest expense for the six months ended March 31, 2006 and 2005 is 3.08% and 3.98%, respectively. After the effective date of the Merger, we are anticipating the conversion of certain debt into equity, thereby reducing our overall interest expense and freeing up our cash to grow the business.

   We believe that our planned growth and profitability will depend in a large part on our ability to promote our service to "web-based gamers" is a better and more cost efficient than our competitors. We expect to invest significant funds into marketing, expand our relationships with other industry promoters, increase our DVD library and expand our distribution centers to effectively serve our customer desires.

    LIQUIDITY AND CAPITAL RESOURCES

   Our interim financial statements as of March 31,2006, and for the six months ended March 31, 2006 and 2005, respectively, and from August 4, 2004 (date of inception) to March 31,2006 have been prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. From August 4, 2004 (date of inception) through March 31, 2006, we had a cumulative net loss of $1,416,638 and a negative cash flow from operations of $644,406. At March 31, 2006, we had a working capital deficit of $1,357,132 and a stockholders' deficit of $1,252,514, and our working capital deficit may not be adequate to timely meet certain financial objectives as presently structured.

   The rate at we expend our financial resources is variable, may be accelerated, and will depend on many factors. In order to obtain the necessary operating and working capital, we are seeking either public or private equity investors and/or private debt financing and we expect a merger with this public company to allow us to enter new financing markets of which we have not been able to access. Since April 1, 2006 we have borrowed an additional $120,600 from various parties.

   If the Merger is not consummated timely, there can be no assurance that such additional funding from the date of this report, if any, will be available on acceptable terms for our Company to meet it operating needs. We expect our negative cash flow from operations to continue and we expect to realize a continuation of increasing negative capital, unless we grow our sales significantly, and report profits, we will need to incur additional long-term debt or new capital infusion to keep us operational for the next twelve months.

   We do not have any immediate needs for an investment in capital items.

    PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

   The following discussion and analysis should be read in conjunction with the Annual Audit Report of our audited financial statements, including notes thereto, as of and for the year ended September 30, 2005, as of and for the period August 4, 2004 (date of inception) to September 30, 2004, and from August 4, 2004 to September 30, 2005.

   Except for the historical information contained herein, this Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. We believe it is important to communicate our expectations.

   You can identify these statements by forward-looking words such as "may", "will"', "believes", "anticipates", "estimates", "expects", "continues"' and/or words of similar import. Forward-looking statements are based upon our management's current expectations and beliefs concerning future developments and their potential effects upon us that may involve substantial risks and uncertainties. There may be events in the future that we are not able to accurately predict or over which we have no control. Our actual results could differ materially from those anticipated for many reasons in these forward-looking statements. Factors that could cause or contribute to the differences include, but are not limited to, availability of financial resources adequate for short-, medium- and long-term needs, demand for our products and services and market acceptance.

   We believe it is important to communicate our expectations, however, our management disclaims any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise.

    GENERAL

   Our discussion and analysis of our financial condition and results of operations as of and for the fiscal year ended September 30, 2005, are based upon our audited financial statements. As such, we are required to make certain estimates, judgments and assumptions that management believes are reasonable based upon the information available. We base these estimates on our historical experience, future expectations and various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for our judgments that may not be readily apparent from other sources. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the dates of the condensed financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions relate to estimates of collectibility of accounts receivable, the realization of intangible assets, the expected term of a relationship, accruals and other factors. We evaluate these estimates on an ongoing basis. Actual results could differ from those estimates under different assumptions or conditions, and any differences could be material.

   We believe our audited financial statements include all adjustments necessary for the fair presentation of the results of operations, financial position, changes in stockholders' deficit and cash flows for each period presented.

    CRITICAL ACCOUNTING POLICIES

   Our audited financial statements have been prepared in accordance with generally accepted accounting principles. Preparation of these statements requires management to make judgments and estimates. A summary of the significant accounting policies, which may have a significant impact on the amounts reported, is presented herein. We believe the most critical policies to aid in fully understanding and evaluating the accompanying financial statements include the following:

    REVENUE RECOGNITION, DEFERRED REVENUE AND UNEARNED REVENUE

   For financial reporting purposes, the Company allocates subscription fees over the number of days in the month in which the fee was charged. After an initial ten-day satisfaction guaranteed period, the Company recognizes subscription revenue ratably during each subscriber's monthly subscription period. Deferred revenue will be fully recognized in the month following recognition. All authorized refunds to subscribers are recorded as a reduction of revenues.

   During the initial ten-day period, a new subscriber has the right to rescind its agreement and receive full credit for the charge.

   Revenues from sales of used video games will be recorded upon shipment.

    COST OF REVENUES

   Cost of subscription revenue generally consists of depreciation, any write-down due to lost or damaged disks, postage and mailers provided to paying subscribers. Credit card settlement fees are also included in this category because every subscription processed incurs a merchant transaction fee, which is calculated as a direct percentage of the subscription charge.

   When used DVD games are sold, the net book value, and any handling and shipping fees, are considered costs of the sale.

    FULFILLMENT EXPENSES

   Fulfillment expenses represent those costs incurred in operating and staffing the Company's fulfillment and customer service centers, including costs attributable to receiving, inspecting and warehousing the Company's DVD library.

    TECHNOLOGY AND DEVELOPMENT EXPENSES

   Technology and development expenses consist of payroll, indirect labor costs and payroll burden, outside contractual fees and other incidental costs directly related with the continuation of modifying and developing better solutions that will enhance the utility and functionality of the Company's web site and the improvement to certain internal use software systems. All development expenses are expensed as incurred within this classification.

    USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting periods. Significant items, though not limited to, that are subject to estimates and assumptions include depreciation, valuations of share-based compensation and the carrying amount of the DVD game library.

   From time to time, the Company will re-evaluate its estimates, including the useful lives and residual values surrounding the DVD game library. The Company bases its estimates on industry and historical experience, the utility and churn ratio of the game library, and on various other facts under the circumstances deemed reasonable at the time. Actual results may differ from these estimates.

    RECLASSIFICATIONS

   Certain amounts previously reported in previous periods have been reclassified to conform the Company's current period presentation.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

   Financial instruments consist principally of cash, accounts and related party receivables, trade and related party payables, accrued liabilities, short-term obligations and notes receivable. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

    LOSS PER COMMON SHARE

   Basic loss per common share is provided in accordance with SFAS 128, "Earnings Per Share." Basic loss per common share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per common share is computed by dividing the net loss by the weighted average number of common shares including the dilutive effect of common share equivalents then outstanding. Common stock equivalents are not included in the computation of diluted net loss per common share because the effect would be anti-dilutive.

    SHARE-BASED PAYMENTS

   In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No. 25. SFAS No. 123(R) will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005.

    DVD LIBRARY

   The Company records the purchase of new and/or used DVD's at cost. It depreciates the DVD video game library, less estimated salvage value of $1.00 per DVD, on a "sum-of-the-months" accelerated basis over the estimated economic useful life of each title. The economic useful life of a new release DVD game is estimated to be one year. In estimating the economic useful life of its DVD video game library, we consider the potential utilization, damage and loss.

    FIXED ASSETS

    PROPERTY

   Property is recorded at cost. The cost of maintenance and repairs of equipment is charged to operating expense when incurred. Depreciation and amortization is determined based upon the assets' estimated useful lives, and is calculated on a straight-line basis when the asset is placed in service. When we sell, dispose or retire equipment or replaces a leasehold improvement, the related gains or losses are included in operating results.

   Property is depreciated over seven years and begins when it is placed in service.

    LEASEHOLD IMPROVEMENTS

   Leasehold improvements are recorded at cost. We capitalized $8,795 of leasehold improvements in fiscal 2005 and amortized these improvements over the remaining term of the lease.

    SOFTWARE

   Software is recorded at cost and consists of applications acquired by us on October 4, 2004. The cost was $25,625 and is amortized over sixty months.

    RECENT AUTHORITATIVE ACCOUNTING PRONOUNCEMENTS

   In June 2005, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 154,"Accounting Changes and Error Corrections, a replacement of Accounting Principles Board ("APB") Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements." SFAS No. 154 changes the requirements for the accounting for and reporting of a change in accounting principle. Previously, most voluntary changes in accounting principles were required recognition via a cumulative effect adjustment within net income for the period of the change. SFAS No. 154 requires retrospective application to prior periods' financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 is effective for accounting changes made in fiscal years beginning after December 15, 2005; however, SFAS no. 154 does not change the transition provisions of any existing accounting pronouncements. We do not believe the adoption of SFAS No. 154 will have a material impact on our financial condition or results of operations.

   In March 2004, the FASB Emerging Issues Task Force ("EITF") released Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to certain Investments." EITF 03-1 provides guidance for determining whether impairment for certain debt and equity investments is other-than-temporary and the measurement of an impaired loss. The recognition and measurement requirements of EITF 03-1 were initially effective for reporting periods after June 15, 2004. However, in September 2004, the FASB staff issued FASB Staff Position ("FSP") EITF 03-1-1 that delayed the effective date for certain measurement and recognition guidance contained in EITF 03-1. The FSP requires that entities continue to apply previously existing "other-than-temporary" guidance until a final consensus is reached. We do not anticipate that the issuance of a final consensus will materially impact our financial condition or results of operations.

    OVERVIEW

   Our Company was organized on August 4, 2004 (date of inception) under the laws of the State of Nevada, as Gotaplay Interactive, Inc. and began operations on October 4, 2004. We are an online video game rental subscription service, providing subscribers with access to a comprehensive library of titles. For the standard subscription plan of $20.95 per month, subscribers can generally have up to two titles out at the same time with no due dates, late fees or shipping charges. In addition to the standard plan, we offer other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Subscribers select titles at our website, aided by its proprietary recommendation service, and generally receive the DVD game within three business days by U.S. Postal mail service. The gamers then return the DVD game at their convenience using our prepaid mailers. After a title has been returned, we mail a title from the subscriber's game queue. All of our subscription revenues are generated in the United States of America.

    RESULTS OF OPERATIONS

   We reported a net loss of $793,381 for the year ended September 30, 2005 and a net loss of $5,445 for the period of August 4, 2004 (date of inception) to September 30, 2004. Fiscal year ended September 30, 2004, was our first full year of operation. Any comparisons to the prior period reported, September 30, 2004, would not be a representative example of the future changes in revenues and expenses. Therefore, no references will be made to the period expenses from August 4, 2004 to September 30, 2004, as these are immaterial to the total expenses of fiscal year 2005. We are considered a development stage company and expect to continue in that mode until such time we become independent from borrowings and grow our business profitably in accordance to our business plan.

   Our losses can be primarily attributable to our start up phase and developing our business. We have incurred substantial costs to develop our business, whereby we have not had adequate subscribers' fees to offset these expenses. These losses were anticipated in our business plan and will continue until our subscriber base has grown substantially. We anticipate these losses will continue for at least twenty-four months.

   Subscription revenue for the year ended September 30, 2005 was $96,573. Our cost of these revenues was $204,648, and included a one-time write-down of our DVD library of $53,108, depreciation the DVD library of $119,861, shipping materials and costs of $18,884 and credit card processing fees of $12,795. Except for the one-time write-down and depreciation, these costs are considered to be a direct function of the number of subscriber requests for the processing, handling and mailing DVD's.

   Our operating expenses for fiscal 2005 totaled $665,476, which included $122,500 of non-compensated services to employees ($72,000) and certain independent contractors ($50,500) for their time rendered without payment in cash or stock from October 2004 through April 2005. We recorded the valuation of their time as an expense to our operations and in additional paid-in capital. We also recognized $4,528 share-based compensation for services rendered in this fiscal year.

   Because we are a development stage company, and fiscal 2005, our first full year of reporting our results of operations, we expected a significant loss. This anticipated loss was primarily a result of opening three distribution centers in the United States, one in Connecticut, one California and one in Washington. Each distribution center has a staff of trained personnel who are responsible for handling and processing each request of our subscribers. At the time these centers were leased, we had to incur costs at each of these facilities where little, if any, subscriber fees were generated to offset these new expenses. The facility costs are reported under "fulfillment". Another major expense in this category, which totaled approximately $166,000, was for independent contractors. Included within this expense, as mentioned above, is $50,500 of non-compensated expense or time contributed, without pay, to these parties. We expect the expense for independent contractors to continue and grow as our distribution centers expand and our subscriber base increases. We have retained five individuals as independent contractors on a regular basis whereby we pay them each approximately $4,000 per month. We also plan to contract with temporary labor agencies to staff our expanded operations.

   A major expense incurred during this period was in technology. We expensed about $72,000 of fees for software modifications to enhance our back office fulfillment system. This system will maintain and track our DVD library and our subscribers. As our business continues to grow we expect to continue to upgrade this system with new features that will provide us with relevant reports, such as subscriber churn, title by DVD usage, usage by platform, inventory/library location and counts, and much more.

   Because our fiscal year 2005 had limited operations, we expect to incur incrementally higher costs each successive quarter as we continue to expand our business operations and add new subscribers.

   As of function of term debt, our interest expense for the year ended September 30, 2005 was 7.2%. We expect our term debt to increase this next year and our interest expense will also increase accordingly.

   We believe that our planned growth and profitability will depend in a large part on our ability to promote our service to "web-based gamers" is a better and more cost efficient than our competitors. We expect to invest significant funds into marketing, expand our relationships with other industry promoters, increase our DVD library and expand our distribution centers to effectively serve our customer desires.

    LIQUIDITY AND CAPITAL RESOURCES

   Our audited financial statements at September 30, 2005 and for the year then ended, and from August 4, 2004 (date of inception) to September 30, 2005 have been prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. From August 4, 2004 (date of inception) through September 30, 2005, we had a cumulative net loss of $798,826 and a negative cash flow from operations of $287,291. At September 30, 2005, we had a working capital deficit of $786,793 and a stockholders' deficit of $670,551, and our working capital deficit may not be adequate to timely meet certain financial objectives as presently structured.

   The rate at we expend our financial resources is variable, may be accelerated, and will depend on many factors. In order to obtain the necessary operating and working capital, we are seeking either public or private equity investors and/or private debt financing. We also believe the planned merger will allow us to enter new financing markets which we previously did not have access to.

   In order to fund operations, from inception (August 4, 2004) through September 30, 2005, we borrowed approximately $320,160 of funds from another public company, a related party. These funds were used to establish and maintain our business operations. This public company is managed, directed and partially owned by two of our officers/stockholders and directors. This loan was unsecured, due on demand and without interest. In October 2005 an additional $22,922 was advanced to us from this public company. However, on October 31, 2005 these loans, totaling $333,837 was converted into an unsecured promissory note, bearing interest at 7% and due on October 31, 2006. In addition, we owe this public company $29,805 for services supplied and is reported as a trade payable, related party.

   We expect our negative cash flows from operations to continue and we also expect a continuation of increasing negative working capital. Unless we grow our sales significantly, and report profits, we will need to incur additional long-term debt or find new capital infusion to keep us operational for the next twelve months.

   We do not have any immediate needs for an investment in capital items.

        SELECTED HISTORICAL FINANCIAL DATA OF GOTAPLAY INTERACTIVE, INC.


   The selected financial data set forth below should be read together with the financial statements of Gotaplay Interactive, Inc. included with this Information Statement. The statement of operations data for the year ended September 30, 2005 and the balance sheet data as of September 30, 2005 are derived from Gotaplay's audited financial statements. The statement of operations data for the twelve month period ended January 31, 2006 and the balance sheet data as of January 31, 2006 are derived from unaudited financial statements of Gotaplay which include all adjustments, consisting of normal recurring adjustments and accruals, that the Company considers necessary for a fair presentation of its financial position and results of operations for this period. Gotaplay's financial statements as of January 31, 2006 and for the twelve month period ended January 31, 2006 are presented in this manner in order that both entities, when combined for the unaudited condensed pro forma financial statement presentation, are comparable.

   Gotaplay Interactive, Inc. commenced business operations in August 2004, and as described in the above referenced reports, Gotaplay is considered a development stage company with minimal assets or capital, and with no material operations or income. Operating capital has come primarily from its stockholders, entities related to its stockholders and outside debt. All debt is reported as a current liability on the accompanying balance sheets. It is anticipated that nominal capital will be required to maintain its corporate viability and all necessary funds will most likely be provided from stockholders in the form of debt. However, the deficit in working capital and stockholders' deficit, in addition to the negative operating results to date, raise substantial doubt about its ability to continue as a going concern.

    STATEMENT OF OPERATIONS DATA:



                                           Twelve months ended          Year ended
                                             January 31, 2006         September 30, 2005
                                               (unaudited)               (audited)

                                           ----------------------------------------------
    Sales ............................          $    101,842           $     96,573
    Cost of sales ....................               157,153                204,648
                                                ------------           ------------
    Loss before operating expenses ...               (55,311)              (108,075)

    Operating expenses ...............               861,970                665,476
                                                ------------           ------------

                                       68

    Loss from operations .............              (917,281)              (773,551)
                                                ------------           ------------

    Other expense
    Interest income ..................                   401                   --
    Interest expense .................               (37,990)               (19,830
                                                ------------           ------------
    Total other (expense) ............               (37,589)               (19,830
                                                ------------           ------------
    Net loss .........................          $   (954,870)          $   (793,381)
                                                ============           ============
    Weighted average shares
outstanding of common stock, basic and            14,433,819             13,907,500
diluted
                                                ============           ============
    Net loss per common shares
outstanding, basic and diluted .......          $      (0.07)          $      (0.06)
                                                ============           ============

    BALANCE SHEET DATA:




                                               January 31, 2006       September, 30
                                                                         2005
                                                 (unaudited)            (audited)

                                               -------------------------------------
    Current assets ....................          $    75,347           $    28,168
    Fixed assets, net .................              106,385               107,866
    Deposits ..........................                8,376                 8,376
                                                 -----------           -----------
    Total assets ......................          $   190,108           $   144,410
                                                 ===========           ===========

    Current liabilities ...............          $ 1,244,565           $   814,961
    Stockholders' deficit .............           (1,054,457)             (670,551)
                                                 -----------           -----------
    Total liabilities and stockholders'          $   190,108           $   144,410
deficit
                                                 ===========           ===========
    Working capital (negative) ........          $(1,169,218)          $  (786,793)
                                                 ===========           ===========


   The statement of operations data for the three months ended April 30, 2006 and the balance sheet data as of April 30, 2006 are derived from unaudited financial statements of Gotaplay which include all adjustments, consisting of normal recurring adjustments and accruals, that the Company considered necessary for a fair presentation of its financial position and results of operations for this period. Gotaplay's financial statements as of April 30, 2006 and for the three month period ended April 30, 2006 are presented in this manner in order that both entities, when combined for the unaudited condensed pro forma financial statement presentation, are comparable.

   In March and April 2006, we borrowed from Donobi a total of $58,000 and in August 2005 we lent $15,000 to Donobi. These amounts are included in the accompanying condensed balance sheets as of April 30, 2006. All of Gotaplay's debt is considered a current debt on the accompanying balance sheets because it is all due within one year from April 30, 2006. It is anticipated that nominal capital will be required to maintain its corporate viability and all necessary funds will most likely be provided from stockholders in the form of debt. However, the deficit in working capital and stockholders' equity, in addition to the negative operating results to date, raise substantial doubt about its ability to continue as a going concern.

    CONDENSED STATEMENT OF OPERATIONS DATA:

                                                             Three months ended April 30:
                                                              2006                   2005
                                                           (unaudited)           (unaudited)
                                                        -------------------------------------

                                       69

         Sales ...............................          $     44,445           $     26,752
         Cost of sales .......................                43,475                 39,477
                                                        ------------           ------------
           Income (Loss) before operating
           expenses ..........................                   970                (12,725)
           Operating expenses ................               282,207                108,240
                                                        ------------           ------------
           Loss from operations ..............              (281,237)              (120,965)
                                                        ------------           ------------
            Other income and (expense)
              Interest income ................                   150                   --
              Interest expense ...............               (19,130)                (5,743)
                                                        ------------           ------------
              Total other (expense) ..........               (18,980)                (5,743)
                                                        ------------           ------------
              Net loss .......................          $   (300,217)          $   (126,708)
                                                        ============           ============
           Weighted average shares outstanding
           of common stock, basic and diluted
                                                          17,020,000             13,907,500
                                                        ============           ============
           Net loss per common shares
           outstanding, basic and diluted ....          $      (0.02)          $      (0.01)

                                                        ============           ============


    CONDENSED BALANCE SHEET DATA:

                                               April 30, 2006        April 30, 2005
                                                (unaudited)            (unaudited)
                                               -------------------------------------
            Current assets ...........          $    25,263           $     8,116
            Fixed assets, net ........               87,038                69,346
            Deposits .................                8,376                 9,713
                                                -----------           -----------
              Total assets ...........          $   120,677           $    87,175
                                                ===========           ===========
            Current liabilities ......          $ 1,447,828               325,297
            Stockholders' deficit ....           (1,327,151)             (238,122)
                                                -----------           -----------
             Total liabilities and ...          $   120,677           $    87,175
             stockholders' deficit
                                                ===========           ===========

            Working capital (negative)          $(1,422,565)          $  (317,181)

                                                ===========           ===========

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION


    PROFORMA JANUARY 30, 2006


   The following unaudited condensed pro forma financial information of Donobi, Inc. for the twelve months ended January 31, 2006 has been prepared to assist stockholders in their analysis of the financial effects of the Merger. This information is based on our historical financial statements and should also be read in conjunction with the historical financial statements and related notes of Gotaplay Interactive, Inc., which are included in Appendix B hereto. The unaudited condensed pro forma financial statements have been prepared to give effect to the Merger as if the Merger had occurred on January 31, 2006 for purposes of the condensed pro forma statement of operations for twelve months ended, and, the condensed pro forma balance sheet as of January 31, 2006.

   The unaudited condensed pro forma financial information is not necessarily indicative of the results that might have occurred had the transactions taken place at January 31, 2006 or at any other date and is not intended to be a projection of future results. Future results may vary significantly from the results reflected in the following unaudited condensed pro forma financial information because of normal operations, future acquisitions, future development activities, regulatory constraints and other factors. The accompanying notes to these condensed pro forma financial statements should be read in conjunction with the financial statements themselves.

                        Pro Forma Condensed Balance Sheet
                                January 31, 2006
                                   (unaudited)

                                                                        Gotaplay
                                                Interactive,        Pro Forma Adjustments
                                 Donobi, Inc.       Inc.                                         Combined

                             ----------------- ---------------- --------------------------- ----------------
   Current assets
    Cash and cash
     equivalents                     $ 21,002         $ 41,196            $   --                   $ 62,198
    Accounts receivable,
     net                               69,998               --                --                     69,998
    Deferred charges                   45,000               --                                       45,000
    Other current assets               44,823           34,151          (15,401)      (a.)           63,573
                             ----------------- ---------------- -----------------           ----------------
    Total current assets              180,823           75,347          (15,401)                    240,769

    Fixed assets, net                 280,640          106,385                --                    387,025
    Intangible assets, net          1,106,721               --                --                  1,106,721
    Deposits                            9,135            8,376                --                     17,511
                             ----------------- ---------------- -----------------           ----------------
       Total assets                $1,577,319        $ 190,108        $ (15,401)                 $1,752,026
                             ================= ================ =================           ================

   Current liabilities
     Accounts payable and
     accrued liabilities            $ 741,215        $ 224,037           $ (401)      (a.)        $ 964,851
    Accounts payable and
     accrued liabilities,
     related parties                       --           87,602                --                     87,602
    Deferred and unearned
     revenue                           99,441            7,310                --                    106,751
    Note payable and
     capitalized leases,
     current                          609,160          309,500          (15,000)      (a.)          903,660
    Notes payable, related
     parties                               --          578,837                --                    578,837
    Amounts due to related
     parties                               --           37,279                --                     37,279
                             ----------------- ---------------- -----------------           ----------------
       Total current
       liabilities                  1,449,816        1,244,565          (15,401)                  2,678,980
    Long term debt, net of
     current portion                  729,751               --                                      729,751
                             ----------------- ---------------- -----------------           ----------------
       Total liabilities            2,179,567        1,244,565          (15,401)                  3,408,731
                             ----------------- ---------------- -----------------           ----------------
    Stockholders' deficit

                                       71

    Common stock                       18,241            1,702           (1,702)      (b.)
                                                                        (12,902)      (c.)
                                                                          17,020      (d.)           22,359
    Treasury stock                    (2,274)               --             2,274      (e.)               --
    Additional paid in              3,189,473          133,873             1,702      (b.)
     capital                                                              12,902      (c.)
                                                                        (17,020)      (d.)
                                                                         (2,274)      (e.)
                                                                         232,509      (e.)
                                                                     (1,190,433)      (f.)        2,360,732
    Additional paid in
     capital - treasury
     stock transactions               232,509               --         (232,509)      (e.)               --
    Accumulated deficit           (4,040,197)               --               401      (a.)      (4,039,796)
    Accumulated deficit
     during development                                                     (401)     (a.)
     stage                                 --      (1,190,032)         1,190,433      (f.)               --
                             ----------------- ---------------- -----------------           ----------------
       Total stockholders'
        deficit                     (602,248)      (1,054,457)                --                (1,656,705)
                             ----------------- ---------------- -----------------           ----------------
    Total liabilities and
     stockholders' deficit         $1,577,319        $ 190,108         $(15,401)                 $1,752,026
                             ================= ================ =================           ================

    See notes to unaudited pro forma condensed financial statements.


                        Pro Forma Condensed Statement of
                        Operations For the twelve months
                             ended January 31, 2006
                                   (unaudited)

                                                        Gotaplay           Pro Forma
                                     Donobi,          Interactive,        Adjustments              Combined
                                      Inc.               Inc.
                                 ---------------- ------------------ ------------ --------- -------------------
         Sales                        $2,540,032         $  101,841         $ --                    $2,641,873
          Cost of sales                1,018,697            157,152           --                     1,175,849
                                 ---------------- ------------------ ------------           -------------------
             Gross profit
             (loss)                    1,521,335           (55,311)           --                     1,466,024
         Operating expenses
                                       2,039,937            861,970           --                     2,901,907
                                 ---------------- ------------------ ------------           -------------------
             Loss from
             operations                (518,602)          (917,281)                                (1,435,883)
                                 ---------------- ------------------ ------------           -------------------
          Other income and
          (expense)
          Other income                    31,772                401        (401)      (a.)              31,772
          Interest expense             (126,528)           (37,990)          401      (a.)           (164,117)
          Other expenses                 (3,000)                 --           --                       (3,000)
                                 ---------------- ------------------ ------------           -------------------
             Total other
             expense                    (97,756)           (37,589)           --                     (135,345)
                                 ---------------- ------------------ ------------           -------------------
             Net loss                 $(616,358)        $ (954,870)        $  --                  $(1,571,228)
                                 ================ ================== ============           ===================
         Weighted average

                                       72

          shares outstanding of
          common stock, basic
          and diluted                  2,843,224*          2,405,637*                             5,248,861*
                                  ================ ===================                       ================
         Net loss per
          common shares
          outstanding, basic
          and diluted             $      (0.22)         $    (0.40)                                $  (0.30)
                                 ================ ===================                       ================

   * Restated for presentation purposes as if the 6 to 1 reverse stock split occurred per the Agreement and Merger Plan.

   See notes to unaudited pro forma condensed financial statements.

          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS.

   Note 1. Basis of Presentation


   As March 20, 2006 Donobi, Inc. ("Donobi") and Gotaplay Interactive, Inc. ("Gotaplay") entered into a Merger agreement whereby Donobi and Gotaplay will merge their respective operations, and Donobi will be the surviving entity. Donobi will exchange its $0.001 par value Common Stock, post split, for all the outstanding shares of Gotaplay, which is anticipated to be 17,020,000 shares. Because the Merger will be accounted for as a reverse acquisition and not a business acquisition, no goodwill is expected to be recognized in connection therewith and the costs incurred in connection with the Merger are expected to be charged to operations.


   The unaudited condensed pro forma balance sheet and statement of operations of Donobi, Inc. have been prepared to give effect to:

      o  The Merger of Gotaplay Interactive, Inc.;
      o The elimination of any existing transactions between the two entities; and,
      o The effects of the recapitalization pursuant to the Agreement and Merger Plan.

   The condensed pro forma financial statements have been prepared as if such transactions had taken place on January 31, 2006 for purposes of the condensed pro forma balance sheet and the condensed pro forma statement of operations.

   The column captioned Donobi, Inc. represents the audited condensed balance sheet of Donobi as of January 31, 2006 and the related audited condensed statement of operations for the year ended January 31, 2006. The column captioned Gotaplay Interactive, Inc. represents the unaudited condensed balance sheet as of January 31, 2006 and the related unaudited condensed statement of operations for a twelve-month period ended January 31, 2006.

   We are providing you this information to aid you in your analysis of the financial aspects of the Merger as if it had taken place on January 31, 2006. The unaudited condensed pro forma financial statements described above should be read in conjunction with the historical financial statements of Donobi, Inc. and Gotaplay Interactive, Inc. and the notes thereto. The unaudited condensed pro forma financial information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Merger taken place on the date noted, or the future financial position or operating results of the combined company.

   Note 2. Pro Forma Entries

   The following describes the eliminations, adjustments and reclassifications that are incorporated into the unaudited condensed pro forma financial statements. These items primarily are a result of the Merger Plan, and the effects the surviving company recapitalization.

      (a.) To eliminate a promissory note and its related accrued interest between the respective companies.


      (b.) To record the cancellation of shares of Common Stock held by Gotaplay shareholders in exchange for the issuance Common Stock of Donobi.

      (c.) To adjust for the 6 to 1 reverse stock split pursuant to the Agreement and Merger Plan.

      (d.) To recognize the issuance of 17,020,000 shares of par value $0.001
         Common Stock to Gotaplay shareholders in exchange for the assets, liabilities and operations of Gotaplay.

      (e.) To adjust for the cancellation of treasury shares held and the related paid in capital, and, reclassify the effects of this to additional paid in capital. (f.) To reclassify Gotaplay's accumulated development stage deficit to additional paid in capital.


    PROFORMA AS OF APRIL 30, 2006

   The following unaudited condensed pro forma financial information of Donobi, Inc. for the three months ended April 30, 2006 has been prepared to assist stockholders in their analysis of the financial effects of the Merger. This information is based on our historical financial statements and should also be read in conjunction with the historical financial statements and related notes of Gotaplay Interactive, Inc., which are included in Appendix B hereto. The condensed pro forma financial statements have been prepared to give effect to the Merger as if the Merger had occurred on April 30, 2006 for purposes of the condensed pro forma statement of operations for three months ended, and, the condensed pro forma balance sheet as of April 30, 2006.

   The unaudited condensed pro forma financial information is not necessarily indicative of the results that might have occurred had the transactions taken place at April 30, 2006 or at any other date and is not intended to be a projection of future results. Future results may vary significantly from the results reflected in the following unaudited condensed pro forma financial information because of normal operations, future acquisitions, future development activities, regulatory constraints and other factors. The accompanying notes to these condensed pro forma financial statements should be read in conjunction with the financial statements themselves.

                        Condensed Pro Forma Balance Sheet
                                 April 30, 2006
                                   (unaudited)


                                                    Gotaplay            Pro Forma
                                   Donobi, Inc.   Interactive, Inc.    Adjustments              Combined
                               ----------------- ---------------- -------------------------- -----------------
     Current assets
      Cash and cash
       equivalents                     $ 25,237         $  3,431            $   --                  $  28,668
      Accounts receivable,
       net                               90,771               --                --                     90,771
      Deferred charges                   45,000               --                --                     45,000
      Other current assets              109,155           21,832          (74,107)     (a.)            56,880
                               ----------------- ---------------- -----------------          -----------------
      Total current assets              270,163           25,263          (74,107)                    221,319

      Fixed assets, net                 267,292           87,038                --                    354,330
      Intangible assets, net          1,086,474               --                --                  1,086,474
      Deposits                            9,135            8,376                --                     17,511
                               ----------------- ---------------- -----------------          -----------------
         Total assets                $1,633,064        $ 120,677        $ (74,107)                 $1,679,634
                               ================= ================ =================          =================

                                       74

     Current liabilities
     Accounts payable and
      accrued liabilities             $ 721,263        $ 285,377         $ (1,107)     (a.)        $1,005,533
     Accounts payable and
      accrued liabilities,
      related parties                        --           64,778                --                     64,778
     Note payable and
      capitalized leases,
      current                           571,342          332,250          (73,000)     (a.)           830,592
     Notes payable, related
      parties                                --          743,696                --                    743,696
     Amounts due to related
      parties                                --           16,782                --                     16,782
                               ----------------- ---------------- -----------------          -----------------
     Total current
      liabilities                     1,390,970        1,447,828          (74,107)                  2,764,691

     Long term debt, net of
      current portion                   655,386               --                --                    655,386
                               ----------------- ---------------- -----------------          -----------------
     Total liabilities                2,046,356        1,447,828          (74,107)                  3,420,077
                               ----------------- ---------------- -----------------          -----------------
     Stockholders' deficit
     Common stock                        31,619            1,702           (1,702)     (b.)
                                                                          (26,349)     (c.)
                                                                            17,020     (d.)            22,290
     Treasury stock                     (2,274)               --             2,274     (e.)                --
     Additional paid in               3,620,116          162,423             1,702     (b.)
      capital                                                               26,349     (c.)
                                                                           (17,020)    (d.)
                                                                           (2,274)     (e.)
                                                                           232,509     (e.)
                                                                       (1,491,827)     (f.)         2,531,973
     Additional paid in
      capital - treasury
      stock transactions                232,509               --         (232,509)     (e.)                --
     Accumulated deficit            (4,295,262)               --               551     (a.)       (4,294,706)
     Accumulated deficit
      during development                                                 1,491,827     (f.)
      stage                                  --      (1,491,276)             (551)     (a.)                --
                               ----------------- ---------------- -----------------          -----------------
     Total stockholders'
      deficit                         (413,292)      (1,327,151)                --                (1,740,443)
                               ----------------- ---------------- -----------------          -----------------
     Total liabilities and
      stockholders' deficit          $1,633,064        $ 120,677         $(74,107)                 $1,679,634

                               ================= ================ =================          =================


    See notes to unaudited condensed pro forma financial statements.


                        Condensed Pro Forma Statement of
                         Operations For the three months
                              ended April 30, 2006
                                   (unaudited)

                                       75

                                                       Gotaplay
                                      Donobi,         Interactive,          Pro Forma
                                        Inc.            Inc.                Adjustments          Combined
                                ----------------- ------------------ --------------------- -----------------
         Sales                         $ 563,356          $  44,445        $ --                    $607,801
         Cost of sales                   218,002             43,475          --                     261,477
                                ----------------- ------------------ -----------           -----------------
          Gross profit (loss)
                                         345,354                970          --                     346,324
         Operating expenses
                                         576,245            282,205          --                     858,450
                                ----------------- ------------------ -----------           -----------------
         Loss from operations
                                       (230,891)          (281,235)          --                   (512,126)
                                ----------------- ------------------ -----------           -----------------
         Other income and
          (expense)
         Other income                     13,425                150       (706)      (a.)            12,869
         Interest expense               (37,600)           (19,130)         706      (a.)          (56,024)
                                ----------------- ------------------ -----------           -----------------
         Total other expense
                                        (24,175)           (18,980)          --                    (43,155)
                                ----------------- ------------------ -----------           -----------------
             Net loss                 $(255,066)         $(300,215)        $ --                  $(555,281)
                                ================= ================== ===========           =================
         Weighted average
          shares outstanding
          of common stock,
          basic and diluted           3,580,046*         17,020,000                             20,600,046*
                                ================= ==================                       =================
         Net loss per common
          shares outstanding,
          basic and diluted          $  (0.07)        $    (0.02)                               $  (0.03)

                                ================= ==================                       =================


   * Restated for presentation purposes to give effect of the 6 to 1 reverse stock split and the exchange of the common stock of Gotaplay's shareholders per the Agreement and Merger Plan.

   See notes to unaudited condensed pro forma financial statements.

           Notes to Unaudited Condensed Pro Forma Financial Statements

    Note 1.  Basis of Presentation

   As March 20, 2006 Donobi, Inc. ("Donobi") and Gotaplay Interactive, Inc. ("Gotaplay") entered into a merger agreement whereby Donobi and Gotaplay will merge their respective operations, and Donobi will be the surviving entity. Donobi will exchange its $0.001 par value common stock, post split, for all the outstanding shares of Gotaplay, which is anticipated to be 17,020,000 shares. The transaction has been deemed a capital transaction accompanied by a recapitalization. Therefore, no goodwill is recognized.

   The unaudited condensed pro forma balance sheet and statement of operations of Donobi, Inc. have been prepared to give effect to:

      o  The merger of Gotaplay Interactive, Inc.;

      o The elimination of any existing transactions between the two entities; and,
      o The effects of the recapitalization pursuant to the Agreement and Merger Plan.

   The condensed pro forma financial statements have been prepared as if such transactions had taken place on April 30, 2006 for purposes of the condensed pro forma balance sheet and the condensed pro forma statement of operations.

   The column captioned Donobi, Inc. represents the unaudited condensed balance sheet of Donobi as of April 30, 2006 and the related condensed statement of operations for the three months ended April 30, 2006. The column captioned Gotaplay Interactive, Inc. represents the unaudited condensed balance sheet as of April 30, 2006 and the related unaudited condensed statement of operations for a three months ended April 30, 2006.

   We are providing you this information to aid you in your analysis of the financial aspects of the Merger. The unaudited condensed pro forma financial statements described above should be read in conjunction with the historical financial statements of Donobi, Inc. and Gotaplay Interactive, Inc. and the notes thereto. The unaudited condensed pro forma financial information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Merger taken place on the date noted, or the future financial position or operating results of the combined company.

    Note 2.  Pro Forma Entries

   The following describes the eliminations, adjustments and reclassifications that are incorporated into the condensed pro forma financial statements. These items primarily are a result of the Merger Plan, and the effects the surviving company recapitalization.

        (a.) To eliminate three promissory notes and the related accrued interest between the respective companies.

        (b.) To record the cancellation of shares of common stock held by Gotaplays' shareholders in exchange for the issuance of Donobi's common stock.

        (c.) To adjust for the 6 to 1 reverse stock split pursuant to the Agreement and Merger Plan.

        (d.) To recognize the issuance of 17,020,000 shares of par value $0.001 common stock to Gotaplays' shareholders in exchange for the assets, liabilities and operations of Gotaplay.

        (e.) To adjust for the cancellation of treasury shares held and the related paid in capital, and, reclassify the effects of this to additional paid in capital.

        (f.) To reclassify Gotaplay's accumulated development stage deficit to additional paid in capital.

                          CRITICAL ACCOUNTING POLICIES

   The financial statements for Gotaplay and Donobi have been prepared in accordance with accounting principles generally accepted in the United States. In preparing its financial statements, Gotaplay makes estimates, assumptions and judgments that can have a significant impact on reported revenues and results of operations as well as on the value of certain assets and liabilities on its balance sheet. These estimates, assumptions and judgments about future events and their effects on results cannot be determined with certainty, and are made based upon our historical experience and on other assumptions believed to be reasonable under the circumstances. While there are a number of accounting policies, methods and estimates affecting the financial statements, as described in the Notes to the Financials located in Appendix B,C and D thereto and included elsewhere herein, it is believed that the most important critical accounting policies are those described below. A critical accounting policy is one that is both material to the presentation of the financial statements and requires the making of complex or subjective judgments.


                                     EXPERTS


   The financial statements of Donobi, Inc. in this Information Statement on our annual report on Form 10-KSB for the years ended January 31, 2006 and 2005 and our quarterly report on Form 10-QSB for the three month period ended April 30, 2006 and 2005, have been audited/reviewed by Bongiovanni & Associates, P.A., Certified Public Accounts, an independent registered public accounting firm, as stated in their reports, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The financial statements of Gotaplay Interactive, Inc. as of September 30, 2005 and for the year ended September 30, 2005 and from August 4, 2004 (date of inception) through September 30, 2005 contained in Appendix B to this Information Statement have been audited by Beckstead & Watts, LLP, Certified Public Accountants, an independent registered public accounting firm, as stated in their report thereon, have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The financial statements of Gotaplay Interactive, Inc. as of the three months and six months ended March 31, and from August 4, 2004 (date of inception) through March 31, 2006 contained in Appendix B to this Information Statement have been not been reviewed by an independent registered public accounting firm.


                       WHERE YOU CAN FIND MORE INFORMATION

   As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov."

                 APPENDIX A

                            AGREEMENT AND PLAN OF MERGER

                       This  AGREEMENT  AND PLAN OF MERGER  dated as of
              March 20, 2006 is between DONOBi, Inc., a Nevada corporation (the "Buyer"), and Gotaplay Interactive, Inc. a Nevada corporation (the "Company") who hereby agree as follows:

                       WHEREAS, upon the terms and subject to the conditions of
              this Agreement and in accordance with Nevada law, the Buyer and the Company will enter into a business combination transaction pursuant to which the Company will merge with and into the Buyer (the "Merger");

                       WHEREAS, the Board of Directors of the Buyer (i) has
              determined that the business combination transaction is consistent with and in furtherance of the long-term business strategy of the Buyer and fair to, and in the best interests of, the Buyer and its shareholders (the "Buyer Shareholders") and has approved and adopted this Agreement and the transactions contemplated by this Agreement and (ii) has recommended the approval and adoption of this Agreement by the Buyer's Shareholders.

                       NOW, THEREFORE, in consideration of the foregoing and the
              mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Buyer and the Company hereby agree as follows:

                                      ARTICLE 1
                                   TERMS OF MERGER

                       Section 1.1 THE MERGER . On the Effective Date (as
              defined hereinbelow), the Company will be merged with and into Buyer, the latter of which shall survive the merger as the Surviving Corporation. Buyer shall do or, as of the Closing, has done the following

                                  (a) The Buyer's Board of Directors and the
              holders of a majority of the Buyer's issued and outstanding Common Stock shall take all action necessary to effectuate a reverse stock split of Buyer's issue and outstanding Common Stock whereby one share of Buyer's Common Stock shall be issued in exchange for every six (6) shares of Buyer's Common Stock issued and outstanding (the "Reverse Stock Split"), in order to establish the number of Buyer's issued and outstanding Common Stock at 5,338,664 shares.

                                  (b) Buyer shall issue and deliver 19,900,000
              (post-split) shares of Buyer's Common Stock (the "Buyer's Stock") to the Company's shareholders in exchange for all of the Company's issued and outstanding Common Stock. At the Closing, the Buyer's Stock shall be issued to the holders of Common Stock of the Company immediately prior to the Closing or their designees as directed in writing to the Buyer by the Company's shareholders on a pro rata basis to each holder's ownership of the Company. Buyer shall not issue or exchange any fractional shares or interests in connection with the foregoing conversion. If any of the Company's Shareholders would otherwise be entitled to a fractional share on exchange of such shares, Buyer shall round the number of shares of the Exchanged Buyer Stock to be issued to such stockholder to the nearest whole share.

                                  (c) After the Effective Date of the Merger,
              each of the Company's Shareholders shall surrender his or her certificate or certificates representing such Company shares, together with an investment letter in a form acceptable to Buyer's counsel to the Buyer's registrar and transfer agent and thereafter, such holder shall be entitled to receive a certificate or certificates evidencing shares of the Buyer's Stock as provided herein. In addition, each of the Company's shareholders shall execute and deliver to the Buyer that certain Investment Letter attached hereto as Exhibit "A" and that certain "Lock-up Agreement" attached hereto as Exhibit "B".

                       Section 1.2       Effective Date

                                (a) The Merger shall become effective at such
              time (the "Effective Time") as the Articles of Merger, as required under Nevada law (the "Articles of Merger") is filed with and accepted by the Secretary of State of the State of Nevada or at such later time as is specified in the Articles of Merger. At the Effective Time, the Company shall be merged with and into the Buyer in accordance with Nevada law, whereupon the separate existence of the Company shall cease, and the Buyer shall be the surviving corporation (the "Surviving Corporation").

                                (b) As soon as practicable after satisfaction
              or, to the extent permitted hereunder, waiver of all conditions to the Merger, the Buyer and Company will file an Articles of Merger with the Secretary of State of the State of Nevada and make all other filings or recordings required by Nevada law in connection with the Merger. Immediately prior to the filing of the Articles of Merger, a closing (the "Closing") will be held at the offices of Andrew I. Telsey, Esq. 12835 E. Arapahoe Road Tower One Penthouse #803, Englewood, CO 80112 (or such other place as the parties may agree). It is the parties' intention that the Closing occur immediately following the execution of this Agreement on April 28, 2006, or as soon as practicable thereafter.

                                (c) From and after the Effective Time, the
              Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company, all as provided under Nevada Law.

                       Section 1.3       CONVERSION  OF SHARES.  At the
                                         ---------------------
              Effective Time:

                                (a) Each share of common stock of the Company
              outstanding immediately prior to the Effective Time shall, without any action on the part of any party hereto, be converted into and become _____shares of common stock (the "Shares") of the Surviving Corporation. All of the shares of the Company's common stock outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate previously representing any such share of Company's common stock converted into the right to receive a New Certificate in accordance with Paragraph 1.3 below.

                       Section 1.4 EXCHANGE OF SHARES Buyer will act as exchange
              agent (the "Exchange Agent") for the purpose of exchanging certificates representing the Shares (the "New Certificates".) On the Closing Date or promptly thereafter, the Company's shareholders (the "Shareholders") will surrender the certificates representing the Company's common stock to the Exchange Agent for cancellation together with a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of such certificates to the Exchange Agent) for use in such exchange.

                       Section 1.5. DISSENTING SHARES. Notwithstanding Sections
              1.2 and 1.3, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Shares in accordance with Nevada Law shall not be converted into a right to receive the Shares, but the holder thereof shall only be entitled to such rights as are provided by Nevada Law, unless such holder fails to perfect, withdraws or otherwise loses its right to appraisal. If, after the Effective Time, such holder fails to perfect, withdraws or loses its right to appraisal, such holder's shares shall be treated as if they had been converted as of the Effective Time into a right to receive the Shares.

                       Section 1.6 ADJUSTMENTS. If, during the period between
              the date of this Agreement and the Effective Time, any change in the outstanding Shares shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of Shares, or stock dividend thereon with a record date during such period, the number of Shares into which a Shareholder is entitled pursuant to this Agreement shall be appropriately adjusted.

                       Section 1.7 LOST CERTIFICATES. If any certificate shall
              have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue the Shares represented by such certificate to such person, as contemplated by this Article 1.

                                      ARTICLE 2
                                THE SURVIVING CORPORATION

                       Section 2.1. ARTICLES OF INCORPORATION. The Articles of
              Incorporation of Buyer in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until amended in accordance with applicable law, provided that, at the Effective Time, Section 1 of the Articles of Incorporation shall be amended to read as follows: "The name of the corporation is "Gottaplay Interactive, Inc."

                       Section 2.2 BYLAWS. The Bylaws of Company in effect at
              the Effective Time shall be the Bylaws of the Surviving Corporation until amended in accordance with applicable law.

                       Section 2.3 DIRECTORS AND OFFICERS. From and after the
              Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) except for William M. Wright III and Norm Johnson, directors of the Buyer, the directors of the Company at the Effective Time shall be the directors of the Surviving Corporation and (ii) except for William
              M. Wright III, who shall become the Chief Operating Officer, the officers of Company at the Effective Time shall be the officers of the Surviving Corporation.

                                      ARTICLE 3
                       REPRESENTATIONS AND WARRANTIES OF THE BUYER

                       The Buyer represents and warrants to Company subject to
              such exceptions as are disclosed in the attached disclosure schedule (which disclosure schedule shall reference the corresponding appropriate section and paragraph numbers to which disclosure relates), that:

                       Section 3.01. CORPORATE EXISTENCE AND Power. The Buyer is
              a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have, individually or in the aggregate, a Material Adverse Effect on the Buyer. Schedule 3.01 contains a complete and accurate list of every jurisdiction in which the Buyer is qualified to do business. The Buyer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect on the Buyer. The Buyer has heretofore delivered to Company true and complete copies of the articles of incorporation and bylaws of the Buyer as currently in full force and effect. The Buyer is not in violation of any of the provisions of its articles of incorporation or bylaws. For purposes of this Agreement, "Material Adverse Effect" means a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of a party or its subsidiaries (taken individually and as a whole).

                       Section 3.02. CORPORATE AUTHORIZATION. The execution,
              delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby and thereby are within the Buyer's corporate powers and, except for the affirmative vote of the holders of a majority of the outstanding Shares in connection with the consummation of the Merger (if required by law), have been duly authorized by all necessary corporate action on the part of the Buyer.

                       The affirmative vote of the holders of: (i) a majority of
              the outstanding Shares (if required by law): (ii) a majority of the outstanding shares of Common Stock of Buyer (if required by law); and (iii) a majority of the outstanding shares of Preferred Stock (if required by law) are the only votes of the holders of any of the Buyer's capital stock necessary in connection with the consummation of the Merger. This Agreement, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding agreements of the Buyer enforceable against the Buyer in accordance with their terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, reorganization, arrangement, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                       Section 3.03. GOVERNMENTAL AUTHORIZATION. The execution,
              delivery and performance by the Buyer of this Agreement and the Escrow Agreement and the consummation by the Buyer of the transactions contemplated hereby and thereby require no action on the part of the Buyer by or in respect of, or filing with, any governmental body, agency, official or authority, domestic, foreign or supranational, other than the filing of the Articles of Merger with respect to the Merger with the Secretary of State of the State of Nevada and appropriate documents with the relevant authorities of other states in which the Buyer is qualified to do business.

                       Section 3.04. NON-CONTRAVENTION. The execution, delivery
              and performance by the Buyer of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation or bylaws of the Buyer; (ii) contravene, conflict with, or result in a violation or breach of any provision of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree; (iii) require any consent or other action by any person under, constitute a default, or an event that, with or without notice or lapse of time or both, could become a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Buyer or any of its subsidiaries is entitled under any provision of any agreement or other instrument binding upon the Buyer or any of its Subsidiaries or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Buyer and its subsidiaries; or (iv) result in the creation or imposition of any lien on any asset of the Buyer or any of its subsidiaries.

                        Section 3.05.  CAPITALIZATION.
                                       --------------

                       (a) The authorized capital stock of the Buyer consists of
              100,000,000 shares of Common Stock, par value $.001 per share ("Buyer Shares') There are outstanding 32,031,981 Buyer Shares (5,338,664 shares post Reverse Stock Split) . In addition, Buyer has issued convertible debentures held by Highgate House Funds, Ltd.,("Highgate") in the approximate amount, including principal and interest, of $735,000, which are secured by 11,500,000 Buyer Shares held in escrow and not included in the 32,031,98 Buyer Shares issued and outstanding shares referenced above. All outstanding shares of capital stock of the Buyer have been, when issued in accordance with the respective terms thereof, duly authorized and validly issued, and are fully paid and non-assessable. Schedule 3.05 contains a complete and accurate list of every holder of employee stock options, including number of shares for which the options are exercisable, grant date, vesting schedule, and exercise price.

                       In addition, Buyer also has outstanding 7,500,000
              "rights" (the "Rights" or a "Right"), each
                 Right to issue one share of Buyer's Common Stock for each Right owned upon closing of the Merger.

                       (b) Other than as set forth in the immediately preceding
              Paragraph of this Section 3.05, there are no outstanding (i) shares of capital stock or voting securities of the Buyer; (ii) securities of the Buyer convertible into or exchangeable for shares of capital stock or voting securities of the Buyer; or
              (iii) options, warrants or other rights to acquire from the Buyer or other obligation of the Buyer to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Buyer (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Buyer Securities"). There are no outstanding obligations of the Buyer or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Buyer Securities. The holders of Buyer Stock Options have been or will be given, or shall have properly waived, any required notice of the Merger prior thereto.

                       (c) None of the Buyer Shares are owned by any subsidiary
              of the Buyer. None of the Buyer Shares were issued in violation of the 1993 Act, Nevada Law or other state securities laws or regulations or any preemptive rights.

                       Section 3.06.   Subsidiaries.

                       (a) Each subsidiary of the Buyer is a corporation duly
              incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Each such subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not have, individually or the aggregate, a Material Adverse Effect on the Buyer and such subsidiary, taken as a whole. Schedule 3.06 contains a complete and accurate list for each Subsidiary, listing jurisdiction of incorporation and every other jurisdiction in which such subsidiary is qualified to do business. No subsidiary is in violation of any of the provisions of its articles or certificates of incorporation or bylaws.

                       (b) All of the outstanding shares of capital stock of, or
              other voting securities or ownership interests in, each subsidiary of the Buyer is owned by the Buyer, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no outstanding (i) securities of the Buyer or any of its subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any subsidiary of the Buyer or (ii) options or other rights to acquire from the Buyer or any of its subsidiaries, or other obligation of the Buyer or any of its subsidiaries to issue, any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities or ownership interests in, any subsidiary of the Buyer(the items in clauses (i) and (ii) being referred to collectively as the "Buyer Subsidiary Securities"). There are no outstanding obligations of the Buyer or any of its subsidiaries to repurchase, redeem or otherwise acquire any of the Buyer Subsidiary Securities.

                       Section 3.07. Financial Statements. The audited balance
              sheets as of January 31, 2005 and 2004 and related audited statements of income and cash flows for each of the years ended January 31, 2005 and 2004 of the Buyer and the unaudited financial statements as of October 31, 2005 as filed with the United States Securities & Exchange Commission, fairly present, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Buyer and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended. Such financial statements include all adjustments that are necessary for a fair presentation of the consolidated financial position and results of operations of the Buyer and its subsidiaries as of the dates thereof and for the periods covered thereby.

                       Section 3.08. Absence of Certain Changes. Since October
              31, , 2005, (the "Buyer Balance Sheet Date"), the business of the Buyer and its subsidiaries has been conducted in the ordinary course consistent with past practices and other than as set forth on Schedule 3.08, there has not been:

                       (a) any event, occurrence, development or state of
              circumstances or facts that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Buyer;

                       (b) any declaration, setting aside or payment of any
              dividend or other distribution with respect to any shares of capital stock of the Buyer, or any repurchase, redemption or other acquisition by the Buyer or any of its subsidiaries of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Buyer or any of its subsidiaries;

                       (c) any amendment of any material term of any outstanding
              security of the Buyer or any of its subsidiaries;

                       (d) any incurrence, assumption or guarantee by the Buyer
              or any of its subsidiaries of any indebtedness for borrowed money;

                       (e) any creation or other incurrence by the Buyer or any
              of its subsidiaries of any lien on any asset;

                       (f) any making of any loan, advance or capital
              contributions to or investment in any Person, except for reasonable advances to employees and consultants for travel and business expenses in the ordinary course of business consistent with past practices;

                       (g) any damage, destruction or other casualty loss
              (whether or not covered by insurance) affecting the business or assets of the Buyer or any of its subsidiaries that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Buyer;

                       (h) any transaction or commitment made, or any contract
              or agreement entered into, by the Buyer or any of its subsidiaries relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Buyer or any of its subsidiaries of any contract or other right, in either case, material to the Buyer and its subsidiaries, taken as a whole, other than those contemplated by this Agreement or in the ordinary course of business consistent with past practices;

                       (i) any change in any method of accounting or accounting
              principles or practice by the Buyer or any of its subsidiaries, except for any such change required by reason of a concurrent change in GAAP;

                       (j) any (i) grant of any severance or termination pay to
              (or amendment to any existing arrangement with) any director, officer or employee of the Buyer or any of its subsidiaries, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) any entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Buyer or any of its subsidiaries, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of the Buyer or any of its subsidiaries, or
              (v) increase in compensation, bonus or other benefits payable to any director, officer or employee of the Buyer or any of its subsidiaries;

                             (k) any labor dispute, other than routine
              individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Buyer or any of its subsidiaries, which employees were not subject to a collective bargaining agreement at the Buyer Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;

                           (l) any Tax election made or changed, any annual tax
              accounting period changed, any method of tax accounting adopted or changed, any amended Tax Returns or claims for Tax refunds filed, any closing agreement entered into, any Tax claim, audit or assessment settled, or any right to claim a Tax refund, offset or other reduction in Tax liability surrendered; or

                          (m) any agreement or commitment to do any of the
              foregoing.

                       Section 3.09. No Undisclosed Liabilities. There are no liabilities or obligations of the Buyer or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

                       (a) liabilities or obligations disclosed and provided for
              in the Buyer Balance Sheet or in the notes thereto, and

                         (b) liabilities or obligations incurred in the ordinary
              course of business consistent with past practices since the Buyer Balance Sheet Date that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Buyer.

                       Section 3.10. Compliance with Laws and Court Orders. The
              business of the Buyer and each of its Subsidiaries is and has been conducted in compliance with, and to the knowledge of the Buyer is not under investigation with respect to, and has not been threatened to be charged with or given notice of any violation of, any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree.

                       Section 3.11.  Material Contracts.

                       (a) Other than contracts or agreements that were fully
              executed prior to the Buyer Balance Sheet Date, or as previously disclosed by Buyer to the Company, or included as Schedule 3.11(a), neither the Buyer nor any of its Subsidiaries is a party to or bound by:

                                (i) any lease or sublease (whether of real or
              personal property) NEW OFFICE SPACE?

                                (ii) any agreement for the purchase of
              materials, supplies, goods, services, equipment or other assets providing for either (A) annual payments by the Buyer or its Subsidiaries of $______ or more or (B) aggregate payments by the Buyer or its Subsidiaries of $_____ or more;

                               (iii) any sales, distribution or other similar
              agreement providing for the sale or license by the Buyer or its Subsidiaries of materials, supplies, goods, services, equipment or other assets or license that provides for either (A) annual payments to the Buyer or its Subsidiaries of $______ or more or
              (B) aggregate payments to the Buyer and the Subsidiaries of $_____ or more;

                              (iv) any partnership, joint venture or other
              similar agreement or arrangement;

                               (v) any agreement relating to the acquisition or
              disposition of any business (whether by merger, sale of stock, sale of assets or otherwise);

                              (vi) any agreement relating to indebtedness for
              borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement with an aggregate outstanding principal amount not exceeding $______ and which may be prepaid on not more than 30 days notice without the payment of any penalty;

                             (vii) except in the ordinary course of business
              consistent with past practices, any option (other than employee stock options), license, franchise or similar agreement;

                            (viii) any agency, dealer, sales representative,
              marketing, distribution or other similar agreement;

                            (ix) any agreement that limits the freedom of the
              Buyer or any Subsidiary to compete in any line of business or with any Person or in any area or which could reasonably be expected to so limit the freedom of the Buyer or any Subsidiary after the Closing Date;

                            (x) any agreement with any Affiliate of the Buyer
              (or any Subsidiary), with any director or officer of the Buyer or any of its Subsidiaries, or with any "associate" or any member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the 1934 Act) of any such director or officer; or

                            (xi) except for the employment agreement between
              Buyer and William M. Wright III, any employment agreement, or any agreement with severance, change in control or similar arrangements that will result in any obligation (absolute or contingent) of the Buyer or any Subsidiary to make any payment as a result of the consummation of the Merger, termination of employment or both; or

                           (xii) any other agreement, commitment, arrangement or
              plan not made in the ordinary course of business that is material to the Buyer and its Subsidiaries, taken as a whole, including without limitation, any agreement involving annual payments by any customer to the Buyer and its Subsidiaries in excess of $_______.

                       (b) Each agreement, contract, plan, lease, arrangement or
              commitment disclosed in any Schedule to this Agreement or required to be disclosed pursuant to this Section is a valid and binding agreement of the Buyer or its Subsidiaries, as the case may be, and is in full force and effect with respect to the Buyer or any Subsidiary of the Buyer and, to the knowledge of the Buyer, any other party thereto, and none of the Buyer, any Subsidiary of the Buyer or, to the knowledge of the Buyer, any other party thereto is in default or breach in any material respect under the terms of any such agreement, contract, plan, lease, arrangement or commitment, and, to the knowledge of the Buyer, no event or circumstance has occurred that, with notice or lapse of time or both, could reasonably be expected to constitute any event of default thereunder. True and complete copies of each such agreement, contract, plan, lease, arrangement or commitment have been delivered to Company.

                       (c) The Buyer and each subsidiary of Buyer have fulfilled
              all material obligations required pursuant to each Material Contract to have been performed by the Buyer prior to the date hereof, and to the knowledge of the Buyer, without giving effect to the Merger, the Buyer will be able to fulfill, when due, all of its obligations under the Material Contracts that remain to be performed after the date hereof.

                       Section 3.12. Litigation. There is no action, suit,
              investigation or proceeding pending against, or, to the knowledge of the Buyer, threatened against or affecting, the Buyer or any of its Subsidiaries, or, to the knowledge of the Buyer pending or threatened against or affecting any present or former officer, director or employee of the Buyer or any of its Subsidiaries or any other Person for whom the Buyer or any of such Subsidiary could reasonably be expected to be liable or any of their respective properties or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated hereby before any court or arbitrator or before or by any governmental body or agency.

                       Section 3.13. Finders' Fees. There is no investment
              banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Buyer or any of its Subsidiaries who might be entitled to any fee or commission from the Buyer or any of its officers, directors or stock holders holding more than 5% of the Buyer's outstanding common stock ("Affiliates") in connection with the transactions contemplated by this Agreement.

                              Section 3.14. Taxes.

                       (a) (i) All Tax Returns, statements, reports and forms
              (including estimated tax or information returns and reports) required to be filed with any Tax Authority with respect to any Pre-Closing Tax Period by or on behalf of the Buyer or any subsidiary (collectively, the "Buyer Returns"), have, to the extent required to be filed on or before the date hereof, been filed when due (including extensions obtained in accordance with applicable law) in accordance with all applicable laws; (ii) as of the time of filing, the Buyer Returns were accurate and complete in all respects of fact and law; (iii) all Taxes shown as due and payable on the Buyer Returns that have been filed have been timely paid, or withheld and remitted to the appropriate Tax Authority;
              (iv) in each applicable jurisdiction, since the date the most recent Buyer Return was due, (A) no taxes have been paid by Buyer or by any subsidiary, other than Taxes (excluding interest, penalties, additions to tax and additional amounts) timely paid in accordance with applicable law and with the Buyer's prior practice on income earned in the ordinary course of business, and (B) all Taxes permitted to be paid under clause (A) have been timely paid;
              (v) the charges, accruals and reserves for Taxes with respect to the Buyer and its subsidiaries set forth on the Buyer Balance Sheet (excluding any provision for deferred income taxes reflecting either differences between the treatment of items for accounting and income tax purposes or carryforwards) are adequate to cover Tax liabilities accruing through, the Buyer Balance Sheet Date; (vi) all information set forth in the Buyer Balance Sheet (including the notes thereto) relating to Tax matters is true and complete; (vii) there is no claim, audit, action, suit, proceeding, or investigation now pending or (to the knowledge of the Buyer) threatened against or with respect to the Buyer or any subsidiary in respect of any Tax or Tax Asset (a "Tax Contest");
              (viii) no adjustment that could increase the Tax liability, or reduce any Tax Asset, of the Buyer or any subsidiary has been made, proposed or (to the knowledge of the Buyer) threatened by a Tax Authority during any Tax Contest relating to a Pre-Closing Tax Period which could reasonably be expected to be made, proposed or threatened in a Tax Contest relating to any subsequent Pre-Closing Tax period or a Post-Closing Tax Period; (ix) there are no requests for rulings or determinations in respect of any Tax or Tax Asset pending between the Buyer or any subsidiary and any Tax Authority; (x) neither the Buyer nor any subsidiary has received a Tax opinion with respect to any transaction relating to the Buyer or any subsidiary; and (xi) neither the Buyer nor any subsidiary is or has been a member of an affiliated, consolidated, combined or unitary group other than one of which the Buyer was the common Company prior to the date hereof, and neither the Buyer nor any subsidiary is or has been a party to any tax sharing agreement or to any other agreement or arrangement referred to in clause (ii) or (iii) of the definition of "Tax".

                       (b) Schedule 3.14(b) contains a list of all jurisdictions
              (whether foreign or domestic) to which any Tax is currently paid by the Buyer or any Subsidiary and all jurisdictions to which the Buyer presently anticipates paying Tax for the current Tax year.

                       (c) Tax Definitions.

                           (i) "Post-Closing Tax Period" means any Tax period
              beginning after the Closing; and, with respect to a Tax period that begins on or before the Closing and ends thereafter, the portion of such Tax period beginning after the Closing.

                           (ii) "Pre-Closing Tax Period" means any Tax period
              ending on or before the Closing; and, with respect to a Tax period that begins on or before the Closing and ends thereafter, the portion of such Tax period ending on the Closing.

                           (iii) "Tax" means (i) any tax, governmental fee or
              other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (a "Tax Authority") responsible for the imposition of any such tax (domestic or foreign), and any liability for any of the foregoing as transferee, (ii) in the case of the Buyer or any of its Subsidiaries, liability for the payment of any amount of the type described in clause (i) as a result of being or having been before the Effective Time member of an affiliated, consolidated, combined or unitary group, or a party to any agreement or arrangement, as a result of which liability of the Buyer or any of its Subsidiaries to a Tax Authority is determined or taken into account with reference to the activities of any other Person, and (iii) liability of the Buyer or any of its Subsidiaries for the payment of any amount as a result of being party to any Tax Sharing Agreement or with respect to the payment of any amount imposed on any person of the type described in (i) or (ii) as a result of any existing express or implied agreement or arrangement (including, but not limited to, an indemnification agreement or arrangement).

                           (iv) "Tax Asset" means any net operating loss, net
              capital loss, investment tax credit, foreign tax credit, charitable deduction or any other credit or tax attribute that could be carried forward or back to reduce Taxes (including without limitation deductions and credits related to alternative minimum Taxes.)

                           (v) "Tax Return" shall mean any report, return,
              document, declaration or other information or filing required to be supplied to any Tax Authority with respect to Taxes, including information returns, any documents with respect to or Buyer payments of estimated Taxes, or with respect to or Buyer's requests for the extension of time in which to file any such report, return, document, declaration or other information.

                       Section 3.15.  Employee Benefit Plans.

                                (a) Schedule 3.15(a) contains a correct and
              complete list identifying each "employee benefit plan", as defined in Section 3(3) of ERISA, each employment, severance or similar contract, plan, arrangement or policy and each other plan or arrangement (written or oral) providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by the Buyer or any ERISA Affiliate and covers any employee or former employee of the Buyer or any of its Subsidiaries, or with respect to which the Buyer or any of its subsidiaries has any material liability. Copies of such plans (and, if applicable, related trust or funding agreements or insurance policies) and all amendments thereto and written interpretations thereof have been furnished to Company together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and tax return (Form 990) prepared in connection with any such plan or trust. Such plans are referred to collectively herein as the "Employee Plans".

                                (b) Neither the Buyer nor any ERISA Affiliate
              nor any predecessor thereof sponsors, maintains or contributes to, or has in the past sponsored, maintained or contributed to, any Employee Plan subject to Title IV of ERISA.

                                (c) Neither the Buyer nor any ERISA Affiliate
              nor any predecessor thereof contributes to, or has in the past contributed to, any multiemployer plan, as defined in Section 3(37) of ERISA (a "Multiemployer Plan").

                                         (d)  Each   Employee   Plan
              which is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter, as applicable, or has pending or has time remaining in which to file, an application for such determination from the Internal Revenue Service, and the Buyer is not aware of any reason why any such determination or opinion letter should be revoked or not be issued. The Buyer has made available to the Company copies of the most recent Internal Revenue Service determination or opinion letters with respect to each such Employee Plan. Each Employee Plan has been maintained in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Employee Plan. No material events have occurred with respect to any Employee Plan that could result in payment or assessment by or against the Buyer of any material excise taxes under Sections 4972, 4975, 4976, 4977, 4979, 4980B, 4980D, 4980E or 5000 of the Code.

                                (e) The consummation of the transactions
              contemplated by this Agreement will not (either alone or together with any other event) entitle any employee, former employee or independent contractor of the Buyer or any of its subsidiaries to severance pay, bonus, retirement, job security or similar benefit or accelerate the time of payment or vesting or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Employee Plan or any other employment or benefit arrangement. There is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of the Buyer or any of its subsidiaries that, individually or collectively, could entitle any employee or former employee to any severance or other payment solely as a result of the transactions contemplated hereby, or could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G or 162(m) of the Code.

                                (f) Neither the Buyer nor any of its
              subsidiaries has any liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees of the Buyer or its subsidiaries except as required to avoid excise tax under Section 4980B of the Code.

                       (g) There has been no amendment to, written
              interpretation or announcement (whether or not written) by the Buyer or any of its Affiliates relating to, or change in employee participation or coverage under, an Employee Plan which could increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the year ended January 31, 2005.

                       (h) Neither the Buyer nor any of its subsidiaries is a
              party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or other contract or understanding with a labor union or organization.

                       (i) All contributions and payments accrued under each
              Employee Plan, determined in accordance with prior funding and accrual practices, as adjusted to include proportional accruals for the period ending as of the date hereof, have been discharged and paid on or prior to the date hereof except to the extent reflected as a liability on the Buyer Balance Sheet.

                       (j) There is no action, suit, investigation, audit or
              proceeding pending against or involving or, to the knowledge of the Buyer, threatened against or involving, any Employee Plan before any court or arbitrator or any state, federal or local governmental body, agency or official.

                       Section 3.16. Properties. (a) The Buyer and its
              subsidiaries have good and marketable, indefeasible, fee simple title to, or in the case of leased property and assets have valid leasehold interests in, all property and assets (whether real, personal, tangible or intangible) reflected on the Buyer Balance Sheet or acquired after the Buyer Balance Sheet Date, except for properties and assets sold since the Buyer Balance Sheet Date in the ordinary course of business consistent with past practices. None of such property or assets is subject to any lien, except:

                           (i) Liens disclosed on the Buyer Balance Sheet;

                           (ii) Liens for taxes not yet due or being contested
              in good faith (and for which adequate accruals or reserves have been established on the Buyer Balance Sheet); or

                           (iii) Such imperfections of title and encumbrances,
              if any, which do not materially detract from the value or interfere with the use of the property subject thereto or affected thereby.

                       (b) There are no developments affecting any such property
              or assets pending or, to the knowledge of the Buyer threatened, which could reasonably be expected to materially detract from the value, materially interfere with any present or intended use or materially adversely affect the marketability of any such property or assets.

                       (c) All leases of such real property and personal
              property are in good standing and are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, reorganization, arrangement, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and there does not exist under any such lease any default or any event which with notice or lapse of time or both could reasonably be expected to constitute a default.

                       (d) The real property and equipment owned by the Buyer or
              any of its subsidiaries have no material defects, are in good operating condition and repair and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use of same, ordinary wear and tear excepted), are adequate and suitable for their present uses and, in the case of plants, buildings and other structures (including, without limitation, the roofs thereof), are structurally sound.

                       (e) Such real property, and its continued use, occupancy
              and operation as currently used, occupied and operated, does not constitute a nonconforming use under all applicable building, zoning, subdivision and other land use and similar laws, regulations and ordinances.

                       (f) The property and assets owned or leased by the Buyer
              or any subsidiary, or which they otherwise have the right to use, constitute all of the property and assets used or held for use in connection with the businesses of the Buyer or any subsidiary and are adequate to conduct such businesses as currently conducted.

                       Section 3.17. Services. Each of the services provided or
              licensed by the Buyer or its subsidiaries are, and at all times up to and including the sale thereof have been, (i) in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations.

                       Section 3.18.  Intellectual Property.

                       (a) Schedule 3.18(a) contains a true and complete list of
              each of the registrations, applications and other material intellectual property rights (the "Intellectual Property Rights") (excluding software that may be purchased over-the-counter for less than $5,000), specifying as to each such Intellectual Property Right, as applicable, (i) the nature of such Intellectual Property Right, (ii) the owner of such Intellectual Property Right, (iii) the jurisdictions by or in which such Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed, (iv) the registration or application numbers thereof, (v) the termination or expiration dates thereof and (vi) all agreements related to such Intellectual Property Right (other than end user licenses entered into in the ordinary course of the business of the Buyer or its subsidiaries that contain substantially the terms set forth in Schedule 3.18(a)(vi)), including (A) the date of any license or agreement, (B) the identity of all parties thereto, (C) a description of the nature and subject matter thereof, and (D) the term thereof.

                       (b) The Intellectual Property Rights constitute all of
              the Intellectual Property Rights necessary to, or used or held for use in, the conduct the business of the Buyer and its subsidiaries as currently conducted and as proposed by the Buyer or any of its subsidiaries to be conducted to the extent such proposal has been disclosed to Company prior to the Effective Date. There exist no restrictions on the disclosure, use or transfer of the Intellectual Property Rights. The consummation of the transactions contemplated by this Agreement will not alter, impair or extinguish any Intellectual Property Rights.

                       (c) Neither the Buyer nor any of its subsidiaries have
              given an indemnity in connection with any Intellectual Property Right to any Person.

                       (d) None of the Buyer and its subsidiaries has infringed,
              misappropriated or otherwise violated any intellectual property right of any third party. There is no claim, action, suit, investigation or proceeding pending against, or, to the knowledge of the Buyer, threatened against or affecting, the Buyer, any of its subsidiaries, any present or former officer, director or employee of the Buyer or any of its subsidiaries (i) based upon, or challenging or seeking to deny or restrict, the rights of the Buyer or any of its subsidiaries in any of the Intellectual Property Rights , (ii) alleging that the use by the Buyer and its subsidiaries of the Intellectual Property Rights or any services provided, processes used or products manufactured, used, imported or sold by the Buyer or any of its subsidiaries do or may conflict with, misappropriate, infringe or otherwise violate any intellectual property right of any third party or (iii) alleging that the Buyer or any of its subsidiaries have infringed, misappropriated or otherwise violated any intellectual property right of any third party.

                       (e) None of the Intellectual Property Rights material to
              the operation of the business of the Buyer and its subsidiaries has been adjudged invalid or unenforceable in whole or part, and, to the knowledge of the Buyer, all such Intellectual Property Rights are valid and enforceable.

                       (f) The Buyer and its subsidiaries hold all right, title
              and interest in and to all Intellectual Property Rights and all of the Buyer's and its subsidiaries' rights to use licensed intellectual property rights, are free and clear of any lien. In each case where a patent or patent application, trademark registration or trademark application, service mark registration or service mark application, or copyright registration or copyright application included in Intellectual Property Rights, is held by assignment, the assignment has been duly recorded with the governmental authority from which the patent or registration issued or before which the application or application for registration is pending. The Buyer and its subsidiaries have taken all actions necessary to maintain and protect the Intellectual Property Rights and their rights in the licensed Intellectual Property Rights, including payment of applicable maintenance fees and filing of applicable statements of use.

                       (g) To the knowledge of the Buyer, no Person has
              infringed, misappropriated or otherwise violated any Intellectual Property Right or licensed Intellectual Property Right. The Buyer and its subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all of the Buyer's trade secrets included in the Intellectual Property Rights and the licensed Intellectual Property Rights. None of the Intellectual Property Rights of the Buyer or any of its subsidiaries that are material to the business or operation of the Buyer or any of its subsidiaries and the value of which to the Buyer or any of its subsidiaries is contingent upon maintaining the confidentiality thereof, has been disclosed other than to employees, representatives and agents of the Buyer or any of its subsidiaries all of whom are bound by written confidentiality agreements substantially in the form previously disclosed to Company.

                       (h) The Buyer and its subsidiaries have taken reasonable
              steps in accordance with normal industry practice to preserve and maintain reasonably complete (i) notes and records relating to the Intellectual Property Rights and (ii) evidence of Buyer's and its subsidiaries' rights in licensed Intellectual Property Rights.

                       (i) With respect to pending applications and applications
              for registration of the Intellectual Property Rights and licensed Intellectual Property Rights that are material to the business or operation of the Buyer or any of its subsidiaries, the Buyer is not aware of any reason that could reasonably be expected to prevent any such application or application for registration from being granted with coverage substantially equivalent to the latest amended version of the pending application or application for registration. None of the trademarks, service marks, applications for trademarks and applications for service marks included in the Intellectual Property Rights that are material to the business or operation of the Buyer or any of its subsidiaries have been the subject of an opposition or cancellation procedure. None of the patents and patent applications included in the Intellectual Property Rights that are material to the business or operation of the Buyer or any subsidiary have been the subject of an interference, protest, public use proceeding or third party reexamination request.

                       (j) All products sold or licensed by the Buyer, any
              subsidiary or any licensee of the Buyer or any subsidiary and covered by a patent, trademark or copyright included in the Intellectual Property Rights have been marked with the notice (applicable as of the date hereof) of all nations requiring such notice in order to collect damages.

                       (k) All directors, officers, employees and contractors of
              the Buyer have entered into proprietary rights, confidentiality and non-competition agreements with the Buyer in a form substantially similar to that provided to Company.

                       Section 3.19. Insurance Coverage. Schedule 319 contains a
              complete and accurate list of, and the Buyer has furnished to Company true and complete copies of, all insurance policies and fidelity bonds relating to the assets, business, operations, employees, officers or directors of the Buyer and its subsidiaries. There is no claim by the Buyer or any of its subsidiaries pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights. All premiums payable under all such policies and bonds have been timely paid and the Buyer and its subsidiaries have otherwise complied fully with the terms and conditions of all such policies and bonds. Such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) have been in effect since _____and remain in full force and effect. The Buyer does not know of any threatened termination of, premium increase with respect to, or material alteration of coverage under, any of such policies or bonds. The Buyer and its subsidiaries shall after the Closing continue to have coverage under such policies and bonds with respect to events occurring prior to the Closing.

                       Section 3.20. Licenses and Permits. Schedule 3.20
              correctly describes each material license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Buyer and its subsidiaries (the "Permits") together with the name of the government agency or entity issuing such Permit. The Permits are valid and in full force and effect. Neither the Buyer nor any subsidiary is in default under, and no condition exists that with notice or lapse of time or both could constitute a default under, the Permits. None of the Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby. The Buyer and each subsidiary have made all filings with governmental entities and have received all permits, registrations, licenses, franchises, certifications and other approvals necessary to conduct and operate its business as currently conducted or operated by it and to permit the Buyer to own or use its assets in the manner in which such assets are currently owned or used.

                       Section 3.21. Receivables. All accounts, notes receivable
              and other receivables (other than receivables collected since the Buyer Balance Sheet Date or Interim Balance Sheet Date) reflected on the Buyer Balance Sheet are, and all accounts and notes receivable arising from or otherwise relating to the business of the Buyer and its subsidiaries as of the Closing Date will be, valid and genuine. All accounts, notes receivable and other receivables arising out of or relating to the business of the Buyer and its subsidiaries as of the Buyer Balance Sheet Date have been included in the Buyer Balance Sheet and all reserves for doubtful accounts reflected thereon were taken in accordance with GAAP applied on a consistent basis.

                       Section 3.22. Representations Complete. Neither any of
              the representations or warranties made by the Buyer in this Agreement, nor any statements made in any, exhibit, schedule or certificate furnished by the Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                       Section 3.23. Employees. The Buyer has previously
              provided to the Company a schedule setting forth a true and complete list of the names, titles, annual salaries and other compensation of all officers of the Buyer and its subsidiaries and all other employees of the Buyer and its subsidiaries. The Buyer has no knowledge, except as disclosed on Schedule 3.23, that any of such employees or any other key employee of the Buyer and its subsidiaries intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise within one year after the Closing Date.

                       Section 3.24. Labor Matters. The Buyer and its
              subsidiaries are in compliance with all currently applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice. There is no unfair labor practice complaint pending or, to the knowledge of the Buyer, threatened against the Buyer or any Subsidiary before the National Labor Relations Board.

                       Section 3.25. Environmental Matters. (a) Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Buyer:

                           (i) no notice, notification, demand, request for
              information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review is pending or, to the knowledge of the Buyer, is threatened by any governmental entity or other Person relating to or arising out of any Environmental Law;

                           (ii) the Buyer and its subsidiaries are and have been
              in compliance with all environmental Laws and all environmental permits; and

                           (iii) there are no liabilities of or relating to the
              Buyer or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any environmental law, and to the knowledge of the Buyer there are no facts, conditions, situations or set of circumstances that could reasonably be expected to result in or be the basis for any such liability.

                       (b) There has been no environmental investigation, study,
              audit, test, review or other analysis conducted of which the Buyer has knowledge in relation to the current or prior business of the Buyer or any of its subsidiaries or any property or facility now or previously owned or leased by the Buyer or any of its subsidiaries that has not been delivered to the Company at least five days prior to the date hereof.

                       (c) For purposes of this Section 3.25, the terms "Buyer"
              shall include any entity that is, in whole or in part, a predecessor of the Buyer or any of its subsidiaries.

                       Section 3.26.  Certain Interests.

                       (a) To the knowledge of the Buyer, none of the Buyer
              Shareholders or their Subsidiaries or any officer or director of the Buyer and no spouse of any such Person:

                              (i) Has been an officer, director or shareholder
              of any significant supplier or customer of the Buyer, or of any third party which holds, directly or indirectly, 50% or more of the outstanding shares of any such supplier or customer, provided, however, that the ownership of securities representing not more than 5% of the outstanding voting power of any supplier or customer, and which are listed on any national securities exchange or traded actively in the national over-the-counter market, shall not be deemed to be a "shareholder" as long as the person owning such securities has no other connection or relationship with such supplier or customer;

                              (ii) owns, directly or indirectly, in whole or in
              part, or has any other interest in any tangible or intangible property which the Buyer uses or has used in the conduct of its business or otherwise (except for any such ownership or interest resulting from the ownership of securities in a public Buyer); or

                              (iii) has outstanding any indebtedness to the
              Buyer.

                       (b) Except as disclosed to the Company by Buyer (or
              disclosed in the Buyer's Financial Statements and except for the payment of employee compensation in the ordinary course of business, the Buyer does not have any liability or any other obligation of any nature whatsoever to any shareholder of the Buyer or any affiliate thereof or to any officer or director of the Buyer or, to the knowledge of the Buyer, to any immediate relative or spouse (or immediate relative of such spouse) of any such officer or director.

                       (c) Except as disclosed to the Company by Buyer, there
              have been no transactions between the Buyer and any Affiliate since the Buyer Balance Sheet Date. There are no agreements or understandings now in effect between the Buyer and any Affiliate. The Buyer Disclosure Schedule (x) states the amounts due from the Buyer to any Affiliate and the amounts due from any Affiliate to the Buyer, (y) describes the transactions out of which such amounts arose and (z) describes any interest of any Affiliate in any supplier or customer of, or any other entity that has had business dealings with the Buyer since the Buyer Balance Sheet Date. After the Closing, there will be no obligations or other liabilities, including inter-Buyer obligations, between the Buyer, on the one hand, and any Affiliate, on the other hand.

                       Section 3.27. Customers; Suppliers. (a) Schedule 3.27
              sets forth the names of the ten most significant customers (by dollar amount of sales) of the Buyer and its subsidiaries for the year ended December 31, 2005, and the period from and the dollar amount of sales for each such customer during such periods. The Buyer has received no notice and has no knowledge that any such significant customer of the Buyer has ceased, or will cease, to purchase the products of the Buyer, or has substantially reduced, or intends to substantially reduce, the purchase of such products and/or services from the Buyer.

                       Section 3.28. Books And Records. The books of account and
              other financial records of the Buyer have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of the Buyer contain records of all corporate action taken by the shareholders, the Board of Directors and any committees of the Board of Directors of the Buyer. At the Closing, all of those books and records will be in the possession of the Buyer. The Buyer has previously disclosed all of these books, records and accounts to Company.

                       Section 3.29. State Takeover Statutes. The Board of
              Directors of the Buyer has taken all action necessary to ensure that any restrictions on business combinations contained in the Nevada Law will not apply to the Merger and the other transactions contemplated by this Agreement. To the Knowledge of the Buyer, no other state takeover statute is applicable to the Merger or the other transactions contemplated by this Agreement.

                                      ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                       The Company represents and warrants to the Buyer that:

                       Section 4.01. CORPORATE EXISTENCE AND Power. The Company
              is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have, individually or in the aggregate, a Material Adverse Effect on the Company. Schedule 4.01 contains a complete and accurate list of every jurisdiction in which the Company is qualified to do business. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company has heretofore delivered to the Company true and complete copies of the articles of incorporation and bylaws of the Company as currently in full force and effect. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws.

                       Section 4.02. CORPORATE AUTHORIZATION. The execution,
              delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby are within the Company's corporate powers and, except for the affirmative vote of the holders of a majority of the outstanding shares of common stock ("Company Shares") in connection with the consummation of the Merger (if required by law), have been duly authorized by all necessary corporate action on the part of the Company.

                       The affirmative vote of the holders of (i) a majority of
              the outstanding Shares (if required by law), (ii) a majority of the outstanding Company Shares (if required by law), and (iii) a majority of the outstanding shares of Preferred Stock (if required by law) are the only votes of the holders of any of the Company's capital stock necessary in connection with the consummation of the Merger. This Agreement, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding agreements of the Company, is enforceable against the Company in accordance with their terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, reorganization, arrangement, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                       Section 4.03. GOVERNMENTAL AUTHORIZATION. The execution,
              delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby require no action on the part of the Company by or in respect of, or filing with, any governmental body, agency, official or authority, other than the filing of an agreement of merger with respect to the Merger with the Secretary of State of the State of Nevada and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business.

                       Section 4.04. NON-CONTRAVENTION. The execution, delivery
              and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation or bylaws of the Company, (ii) assuming compliance with the matters referred to in Section 4.03, contravene, conflict with, or result in a violation or breach of any provision of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, could become a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Company, or
              (iv) result in the creation or imposition of any lien on any asset of the Company.

                       Section 4.05.  Capitalization.

                       (a) The authorized capital stock of the Company consists
              of 500,000,000 shares of Common Stock, par value $0.0001 per share ("Company Shares".) 10,000,000 shares of Class A Common Stock, par value $0.0001 per share, and 10,000,000 shares of "Blank Check" preferred stock ($0.0001 par value.) There are outstanding 17,020,000 Company Shares outstanding and stock options to purchase an aggregate of 2,000,000 Company Shares (of which options to purchase an aggregate of 2,000,000 Company Shares were immediately vested and exercisable). There are no Class A Common Stock nor any preferred stock outstanding. All outstanding Company Shares have been, when issued in accordance with the respective terms thereof, duly authorized and validly issued, and are fully paid and non-assessable. Schedule 4.05 contains a complete and accurate list of every holder of stock options, including number of shares for which the options are exercisable, grant date, vesting schedule, and exercise price.

                       (b) Other than as set forth in the immediately preceding
              Paragraph of this Section 4.05, or or as set forth in Schedule
              4.05 (b there are no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options, warrants or other rights to acquire from the Company or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any of the Company securities. The holders of Company Stock Options have been or will be given, or shall have properly waived, any required notice of the Merger prior thereto.

                       (c) None of the Company Shares were issued in violation
              of the 1993 Act, Nevada Law or other state securities laws or regulations or any preemptive rights.

                       Section 4.06. Subsidiaries. There are no subsidiaries of the Company

                       Section 4.07. Financial Statements. The audited balance
              sheets as of September 30, 2005 and 2004 and related audited statements of income and cash flows for each of the years ended September 30, 2005 and 2004 and unaudited interim financial statements for the three months ended December 31, 2005 (subject to normal reconciling adjustments) of the Company provided to Buyer and attached hereto as Schedule 4.07 fairly present, in conformity GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company as of the dates thereof and their results of operations and cash flows for the periods then ended (subject only to normal year-end adjustments and an absence of footnotes in the case of any unaudited interim financial statements). Such financial statements include all adjustments that are necessary for a fair presentation of the consolidated financial position and results of operations of the Company as of the dates thereof and for the periods covered thereby.

                       Section 4.08. Absence of Certain Changes. Since December
              31, 2005, (the Company Balance Sheet Date), the business of the Company has been conducted in the ordinary course consistent with past practices and other than as set forth on Schedule 4.08, there has not been:

                       (a) any event, occurrence, development or state of
              circumstances or facts that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

                       (b) any declaration, setting aside or payment of any
              dividend or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company;

                       (c) any amendment of any material term of any outstanding
              security of the Company;

                       (d) any incurrence, assumption or guarantee by the
              Company of any indebtedness for borrowed money;

                       (e) any creation or other incurrence by the Company of
              any lien on any asset;

                       (f) any making of any loan, advance or capital
              contributions to or investment in any Person, except for reasonable advances to employees and consultants for travel and business expenses in the ordinary course of business consistent with past practices;

                       (g) any damage, destruction or other casualty loss
              (whether or not covered by insurance) affecting the business or assets of the Company that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

                       (h) any transaction or commitment made, or any contract
              or agreement entered into, by the Company relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Company of any contract or other right, in either case, material to the Company, taken as a whole, other than those contemplated by this Agreement or in the ordinary course of business consistent with past practices;

                       (i) any change in any method of accounting or accounting
              principles or practice by the Company, except for any such change required by reason of a concurrent change in GAAP;

                       (j) any (i) grant of any severance or termination pay to
              (or amendment to any existing arrangement with) any director, officer or employee of the Company, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) any entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of the Company, or (v) increase in compensation, bonus or other benefits payable to any director, officer or employee of the Company;

                             (k) any labor dispute, other than routine
              individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company, which employees were not subject to a collective bargaining agreement at the Company Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;

                           (l) any Tax election made or changed, any annual tax
              accounting period changed, any method of tax accounting adopted or changed, any amended Tax Returns or claims for Tax refunds filed, any closing agreement entered into, any Tax claim, audit or assessment settled, or any right to claim a Tax refund, offset or other reduction in Tax liability surrendered; or

                          (m) any agreement or commitment to do any of the
              foregoing.

                       Section 4.09. No Undisclosed Liabilities. There are no liabilities or obligations of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

                       (a) liabilities or obligations disclosed and provided for
              in the Company Balance Sheet or in the notes thereto, and

                         (b) liabilities or obligations incurred in the ordinary
              course of business consistent with past practices since the Company Balance Sheet Date that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

                       Section 4.10. Compliance with Laws and Court Orders. The
              business of the Company is and has been conducted in compliance with, and to the knowledge of the Company is not under investigation with respect to, and has not been threatened to be charged with or given notice of any violation of, any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree.

                       Section 4.11.  Material Contracts.

                                (a) Other than contracts or agreements that were
              fully executed prior to the Company Balance Sheet Date, the Company is not a party to or bound by:

                                (i) any lease or sublease (whether of real or
              personal property)

                                (ii) any agreement for the purchase of
              materials, supplies, goods, services, equipment or other assets providing for either (A) annual payments by the Company of $______ or more or (B) aggregate payments by the Company of $_____ or more;

                               (iii) any sales, distribution or other similar
              agreement providing for the sale or license by the Company of materials, supplies, goods, services, equipment or other assets or license that provides for either (A) annual payments to the Company of $______ or more or (B) aggregate payments to the Company of $_____ or more;

                              (iv) any partnership, joint venture or other
              similar agreement or arrangement;

                               (v) any agreement relating to the acquisition or
              disposition of any business (whether by merger, sale of stock, sale of assets or otherwise);

                              (vi) any agreement relating to indebtedness for
              borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement with an aggregate outstanding principal amount not exceeding $______ and which may be prepaid on not more than 30 days notice without the payment of any penalty;

                             (vii) except in the ordinary course of business
              consistent with past practices, any option (other than employee stock options), license, franchise or similar agreement;

                            (viii) any agency, dealer, sales representative,
              marketing, distribution or other similar agreement;

                            (ix) any agreement that limits the freedom of the
              Company to compete in any line of business or with any Person or in any area or which could reasonably be expected to so limit the freedom of the Company after the Closing Date;

                            (x) any agreement with any Affiliate of the Company,
              with any director or officer of the Company, or with any "associate" or any member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the 1934 Act) of any such director or officer; or

                            (xi) any employment agreement, or any agreement with
              severance, change in control or similar arrangements that will result in any obligation (absolute or contingent) of the Company to make any payment as a result of the consummation of the Merger, termination of employment or both; or

                           (xii) any other agreement, commitment, arrangement or
              plan not made in the ordinary course of business that is material to the Company, taken as a whole, including without limitation, any agreement involving annual payments by any customer to the Company in excess of $_______.

                                (b) Each agreement, contract, plan, lease,
              arrangement or commitment disclosed in any Schedule to this Agreement or required to be disclosed pursuant to this Section is a valid and binding agreement of the Company and is in full force and effect with respect to the Company and, to the knowledge of the Company, the Company, is not in default or breach in any material respect under the terms of any such agreement, contract, plan, lease, arrangement or commitment, and, to the knowledge of the Company, no event or circumstance has occurred that, with notice or lapse of time or both, could reasonably be expected to constitute any event of default thereunder. True and complete copies of each such agreement, contract, plan, lease, arrangement or commitment have been delivered to the Buyer.

                       (c) The Company has fulfilled all material obligations
              required pursuant to each Material Contract to have been performed by the Company prior to the date hereof, and to the knowledge of the Company, without giving effect to the Merger, the Company will be able to fulfill, when due, all of its obligations under the Material Contracts that remain to be performed after the date hereof.

                       Section 4.12. Litigation. There is no action, suit,
              investigation or proceeding pending against, or, to the knowledge of the Company, threatened against or affecting, the Company, or, to the knowledge of the Company pending or threatened against or affecting any present or former officer, director or employee of the Company or any other Person for whom the Company could reasonably be expected to be liable or any of their respective properties or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated hereby before any court or arbitrator or before or by any governmental body or agency.

                       Section 4.13. Finders' Fees. There is no investment
              banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement.

                              Section 4.14. Taxes.

                                (a) (i) All Tax Returns, statements, reports and
              forms (including estimated tax or information returns and reports) required to be filed with any Tax Authority with respect to any Pre-Closing Tax Period by or on behalf of the Company (collectively, the "Company Returns"), have, to the extent required to be filed on or before the date hereof, been filed when due (including extensions obtained in accordance with applicable law) in accordance with all applicable laws; (ii) as of the time of filing, the Company Returns were accurate and complete in all respects of fact and law; (iii) all Taxes shown as due and payable on the Company Returns that have been filed have been timely paid, or withheld and remitted to the appropriate Tax Authority; (iv) in each applicable jurisdiction, since the date the most recent Company Return was due, (A) no taxes have been paid by Company, other than Taxes (excluding interest, penalties, additions to tax and additional amounts) timely paid in accordance with applicable law and with the Company's prior practice on income earned in the ordinary course of business, and (B) all Taxes permitted to be paid under clause (A) have been timely paid; (v) the charges, accruals and reserves for Taxes with respect to the Company set forth on the Company Balance Sheet (excluding any provision for deferred income taxes reflecting either differences between the treatment of items for accounting and income tax purposes or carryforwards) are adequate to cover Tax liabilities accruing through, respectively, the Company Balance Sheet Date; (vi) all information set forth in the Company Balance Sheet (including the notes thereto) relating to Tax matters is true and complete; (vii) there is no claim, audit, action, suit, proceeding, or investigation now pending or (to the knowledge of the Company) threatened against or with respect to the Company in respect of any Tax or Tax Asset (a "Tax Contest"); (viii) no adjustment that could increase the Tax liability, or reduce any Tax Asset, of the Company has been made, proposed or (to the knowledge of the Company) threatened by a Tax Authority during any Tax Contest relating to a Pre-Closing Tax Period which could reasonably be expected to be made, proposed or threatened in a Tax Contest relating to any subsequent Pre-Closing Tax Period or a Post-Closing Tax Period; (ix) there are no requests for rulings or determinations in respect of any Tax or Tax Asset pending between the Company and any Tax Authority; (x) the Company has not received a Tax opinion with respect to any transaction relating to the Company; and (xi) the Company is not, nor has been a member of an affiliated, consolidated, combined or unitary group other than one of which the Company was the common Company prior to the date hereof, and the Company has not been a party to any tax sharing agreement or to any other agreement or arrangement referred to in clause (ii) or (iii) of the definition of "Tax".

                       (b) Schedule 4.14(b) contains a list of all jurisdictions
              (whether foreign or domestic) to which any Tax is currently paid by the Company and all jurisdictions to which the Company presently anticipates paying Tax for the current Tax year.

                       Section 4.15.  Employee Benefit Plans.

                                (a) Schedule 4.15(a) contains a correct and
              complete list identifying each "employee benefit plan", as defined in Section 4(3) of ERISA, each employment, severance or similar contract, plan, arrangement or policy and each other plan or arrangement (written or oral) providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by the Company or any ERISA Affiliate and covers any employee or former employee of the Company, or with respect to which the Company has any material liability. Copies of such plans (and, if applicable, related trust or funding agreements or insurance policies) and all amendments thereto and written interpretations thereof have been furnished to Company together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and tax return (Form
              990) prepared in connection with any such plan or trust. Such plans are referred to collectively herein as the "Employee Plans".

                                (b) Neither the Company nor any ERISA Affiliate
              nor any predecessor thereof sponsors, maintains or contributes to, or has in the past sponsored, maintained or contributed to, any Employee Plan subject to Title IV of ERISA.

                                (c) Neither the Company nor any ERISA Affiliate
              nor any predecessor thereof contributes to, or has in the past contributed to, any multiemployer plan, as defined in Section 3(37) of ERISA (a "Multiemployer Plan").

                                (d) Each Employee Plan which is intended to be
              qualified under Section 401(a) of the Code has received a favorable determination or opinion letter, as applicable, or has pending or has time remaining in which to file, an application for such determination from the Internal Revenue Service, and the Company is not aware of any reason why any such determination or opinion letter should be revoked or not be issued. The Company has made available to the Buyer copies of the most recent Internal Revenue Service determination or opinion letters with respect to each such Employee Plan. Each Employee Plan has been maintained in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Employee Plan. No material events have occurred with respect to any Employee Plan that could result in payment or assessment by or against the Company of any material excise taxes under Sections 4972, 4975, 4976, 4977, 4979, 4980B, 4980D, 4980E
              or 5000 of the Code.

                       (e) The consummation of the transactions contemplated by
              this Agreement will not (either alone or together with any other event) entitle any employee, former employee or independent contractor of the Company to severance pay, bonus, retirement, job security or similar benefit or accelerate the time of payment or vesting or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Employee Plan or any other employment or benefit arrangement. There is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of the Company that, individually or collectively, could entitle any employee or former employee to any severance or other payment solely as a result of the transactions contemplated hereby, or could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G or 162(m) of the Code.

                       (f) The Company has no liability in respect of
              post-retirement health, medical or life insurance benefits for retired, former or current employees of the Company or its Subsidiaries except as required to avoid excise tax under Section 4980B of the Code.

                       (g) There has been no amendment to, written
              interpretation or announcement (whether or not written) by the Company or any of its Affiliates relating to, or change in employee participation or coverage under, an Employee Plan which could increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the year ended December 31, 2005.

                       (h) The Company is not a party to or subject to, or is
              currently negotiating in connection with entering into, any collective bargaining agreement or other contract or understanding with a labor union or organization.

                       (i) All contributions and payments accrued under each
              Employee Plan, determined in accordance with prior funding and accrual practices, as adjusted to include proportional accruals for the period ending as of the date hereof, have been discharged and paid on or prior to the date hereof except to the extent reflected as a liability on the Company Balance Sheet.

                       (j) There is no action, suit, investigation, audit or
              proceeding pending against or involving or, to the Knowledge of the Company, threatened against or involving, any Employee Plan before any court or arbitrator or any state, federal or local governmental body, agency or official.

                       Section 4.16. Properties. (a) The Company has good and
              marketable, indefeasible, fee simple title to, or in the case of leased property and assets have valid leasehold interests in, all property and assets (whether real, personal, tangible or intangible) reflected on the Company Balance Sheet or acquired after the Company Balance Sheet Date. None of such property or assets is subject to any Lien, except:

                           (i) Liens disclosed on the Company Balance Sheet;

                           (ii) Liens for taxes not yet due or being contested
              in good faith (and for which adequate accruals or reserves have been established on the Company Balance Sheet); or

                           (iii) Such imperfections of title and encumbrances,
              if any, which do not materially detract from the value or interfere with the use of the property subject thereto or affected thereby.

                       (b) There are no developments affecting any such property
              or assets pending or, to the knowledge of the Company threatened, which could reasonably be expected to materially detract from the value, materially interfere with any present or intended use or materially adversely affect the marketability of any such property or assets.

                       (c) All leases of such real property and personal
              property are in good standing and are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, reorganization, arrangement, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and there does not exist under any such lease any default or any event which with notice or lapse of time or both could reasonably be expected to constitute a default.

                       (d) The real property and equipment owned by the Company
              have no material defects, are in good operating condition and repair and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use of same, ordinary wear and tear excepted), are adequate and suitable for their present uses and, in the case of plants, buildings and other structures (including, without limitation, the roofs thereof), are structurally sound.

                       (e) Such real property, and its continued use, occupancy
              and operation as currently used, occupied and operated, does not constitute a nonconforming use under all applicable building, zoning, subdivision and other land use and similar laws, regulations and ordinances.

                       (f) The property and assets owned or leased by the
              Company, or which they otherwise have the right to use, constitute all of the property and assets used or held for use in connection with the businesses of the Company and are adequate to conduct such businesses as currently conducted.

                       Section 4.17. Services. Each of the services provided or
              licensed by the Company are, and at all times up to and including the sale thereof have been, (i) in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations.

                       Section 4.18.  Intellectual Property.

                       (a) Schedule 4.18(a) contains a true and complete list of
              each of the registrations, applications and other material Intellectual Property Rights Company Intellectual Property Rights (excluding software that may be purchased over-the-counter for less than $5,000), specifying as to each such Company Intellectual Property Right, as applicable, (i) the nature of such Company Intellectual Property Right, (ii) the owner of such Company Intellectual Property Right, (iii) the jurisdictions by or in which such Company Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed, (iv) the registration or application numbers thereof, (v) the termination or expiration dates thereof and (vi) all agreements related to such the Company Intellectual Property Right (other than end user licenses entered into in the ordinary course of the business of the Company that contain substantially the terms set forth in Schedule 4.18(a)(vi)), including (A) the date of any license or agreement, (B) the identity of all parties thereto, (C) a description of the nature and subject matter thereof, and (D) the term thereof.

                       (b) The Company Intellectual Property Rights constitute
              all of the Intellectual Property Rights necessary to, or used or held for use in, the conduct the business of the Company as currently conducted and as proposed by the Company to be conducted to the extent such proposal has been disclosed to Buyer prior to the Effective Date. There exist no restrictions on the disclosure, use or transfer of the Company Intellectual Property Rights. The consummation of the transactions contemplated by this Agreement will not alter, impair or extinguish any Company Intellectual Property Rights. .

                       (c) The Company has not given an indemnity in connection
              with any Company Intellectual Property Right to any Person.

                       (d) The Company has not infringed, misappropriated or
              otherwise violated any intellectual property right of any third party. There is no claim, action, suit, investigation or proceeding pending against, or, to the knowledge of the Company, threatened against or affecting, the Company, any present or former officer, director or employee of the Company (i) based upon, or challenging or seeking to deny or restrict, the rights of the Company in any of the Company Intellectual Property Rights,
              (ii) alleging that the use by the Company of the Company Intellectual Property Rights, or any services provided, processes used or products manufactured, used, imported or sold by the Company do or may conflict with, misappropriate, infringe or otherwise violate any intellectual property right of any third party or (iii) alleging that the Company has infringed, misappropriated or otherwise violated any intellectual property right of any third party.

                       (e) None of the Intellectual Property Rights material to
              the operation of the business of the Company has been adjudged invalid or unenforceable in whole or part, and, to the knowledge of the Company, all such Company Intellectual Property Rights are valid and enforceable.

                       (f) The Company holds all right, title and interest in
              and to all Company Intellectual Property Rights and all of the Company's rights to use licensed intellectual property rights, are free and clear of any lien. In each case where a patent or patent application, trademark registration or trademark application, service mark registration or service mark application, or copyright registration or copyright application included in the Intellectual Property is held by assignment, the assignment has been duly recorded with the governmental authority from which the patent or registration issued or before which the application or application for registration is pending. The Company has taken all actions necessary to maintain and protect the Company Intellectual Property Rights and their rights in licensed intellectual property rights, including payment of applicable maintenance fees and filing of applicable statements of use.

                       (g) To the knowledge of the Company, no Person has
              infringed, misappropriated or otherwise violated any Intellectual Property Right. The Company has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all of the Company's trade secrets included in the Company Intellectual Property Rights. None of the Company Intellectual Property Rights that are material to the business or operation of the Company and the value of which to the Company is contingent upon maintaining the confidentiality thereof, has been disclosed other than to employees, representatives and agents of the Company all of whom are bound by written confidentiality agreements substantially in the form previously disclosed to Company.

                       (h) The Company has taken reasonable steps in accordance
              with normal industry practice to preserve and maintain reasonably complete (i) notes and records relating to the Company Intellectual Property Rights and (ii) evidence of Company's Intellectual Property Rights.

                       (i) With respect to pending applications and applications
              for registration of the Company Intellectual Property Rights that are material to the business or operation of the Company, the Company is not aware of any reason that could reasonably be expected to prevent any such application or application for registration from being granted with coverage substantially equivalent to the latest amended version of the pending application or application for registration. None of the trademarks, service marks, applications for trademarks and applications for service marks included in the Company Intellectual Property Rights that are material to the business or operation of the Company has been the subject of an opposition or cancellation procedure. None of the patents and patent applications included in the Company Intellectual Property Rights that are material to the business or operation of the Company have been the subject of an interference, protest, public use proceeding or third party reexamination request.

                       (j) All products sold or licensed by the Company or any
              licensee of the Company and covered by a patent, trademark or copyright included in the Company Intellectual Property Rights have been marked with the notice (applicable as of the date hereof) of all nations requiring such notice in order to collect damages.

                       (k) All directors, officers, employees and contractors of
              the Company have entered into Proprietary Rights, Confidentiality and Non-Competition Agreements with the Company in a form substantially similar to that provided to Company.

                       Section 4.19. Insurance Coverage. Schedule 4.19 contains
              a complete and accurate list of, and the Company has furnished to the Buyer true and complete copies of, all insurance policies and fidelity bonds relating to the assets, business, operations, employees, officers or directors of the Company. There is no claim by the Company pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights. All premiums payable under all such policies and bonds have been timely paid and the Company has otherwise complied fully with the terms and conditions of all such policies and bonds. Such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) have been in effect since _____and remain in full force and effect. The Company does not know of any threatened termination of, premium increase with respect to, or material alteration of coverage under, any of such policies or bonds. The Company shall after the Closing continue to have coverage under such policies and bonds with respect to events occurring prior to the Closing.

                       Section 4.20. Licenses and Permits. Schedule 4.20
              correctly describes each material license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Company (the "Permits") together with the name of the government agency or entity issuing such Permit. The Permits are valid and in full force and effect. The Company is not in default under, and no condition exists that with notice or lapse of time or both could constitute a default under, the Permits. None of the Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby. The Company has made all filings with governmental entities and have received all permits, registrations, licenses, franchises, certifications and other approvals necessary to conduct and operate its business as currently conducted or operated by it and to permit the Company to own or use its assets in the manner in which such assets are currently owned or used.

                       Section 4.21. Receivables. All accounts, notes receivable
              and other receivables (other than receivables collected since the Company Balance Sheet Date or Interim Balance Sheet Date) reflected on the Company Balance Sheet are, and all accounts and notes receivable arising from or otherwise relating to the business of the Company as of the Closing Date will be, valid and genuine. All accounts, notes receivable and other receivables arising out of or relating to the business of the Company as of the Company Balance Sheet Date have been included in the Company Balance Sheet and all reserves for doubtful accounts reflected thereon were taken in accordance with GAAP applied on a consistent basis.

                       Section 4.22. Representations Complete. Neither any of
              the representations or warranties made by the Company in this Agreement, nor any statements made in any, exhibit, schedule or certificate furnished by the Company pursuant to this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                       Section 4.23. Employees. The Company has previously
              provided to the Buyer a schedule setting forth a true and complete list of the names, titles, annual salaries and other compensation of all officers of the Company and all other employees of the Company. The Company has no knowledge that any of such employees or any other key employee of the Company intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise within one year after the Closing Date.

                       Section 4.24. Labor Matters. The Company is in compliance
              with all currently applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice. There is no unfair labor practice complaint pending or, to the Knowledge of the Company, threatened against the Company before the National Labor Relations Board.

                       Section 4.25. Environmental Matters. (a) Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:

                           (i) no notice, notification, demand, request for
              information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review is pending or, to the knowledge of the Company, is threatened by any governmental entity or other Person relating to or arising out of any Environmental Law;

                           (ii) the Company is and has been in compliance with
              all environmental laws and all environmental permits; and

                           (iii) there are no liabilities of or relating to the
              Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any environmental law, and to the knowledge of the Company there are no facts, conditions, situations or set of circumstances that could reasonably be expected to result in or be the basis for any such liability.

                       (b) There has been no environmental investigation, study,
              audit, test, review or other analysis conducted of which the Company has knowledge in relation to the current or prior business of the Company or any property or facility now or previously owned or leased by the Company or any of its Subsidiaries that has not been delivered to the Company at least five days prior to the date hereof.

                       (c) For purposes of this Section 4.25, the term "Company"
              shall include any entity that is, in whole or in part, a predecessor of the Company.

                       Section 4.26.  Certain Interests.

                       (a) To the knowledge of the Company, and except as set
              forth on Schedule 4.26, none of the Shareholders of the Company or any officer or director of the Company and no spouse of any such
              Person:

                              (i) Has been an officer, director or shareholder
              of any significant supplier or customer of the Company, or of any Company which holds, directly or indirectly, 50% or more of the outstanding shares of any such supplier or customer,

                              (ii) owns, directly or indirectly, in whole or in
              part, or has any other interest in any tangible or intangible property which the Company uses or has used in the conduct of its business or otherwise (except for any such ownership or interest resulting from the ownership of securities in a public Company); or

                              (iii) has outstanding any indebtedness to the
              Company.

                       (b) Except for the payment of employee compensation in
              the ordinary course of business, the Company does not have any liability or any other obligation of any nature whatsoever to any shareholder of the Company or any affiliate thereof or to any officer or director of the Company or, to the Knowledge of the Company, to any immediate relative or spouse (or immediate relative of such spouse) of any such officer or director.

                       (c) There have been no transactions between the Company
              and any Affiliate since the Company Balance Sheet Date. There are no agreements or understandings now in effect between the Company and any Affiliate. The Company Disclosure Schedule (x) states the amounts due from the Company to any Affiliate and the amounts due from any Affiliate to the Company, (y) describes the transactions out of which such amounts arose and (z) describes any interest of any Affiliate in any supplier or customer of, or any other entity that has had business dealings with the Company since the Company Balance Sheet Date. After the Closing, there will be no obligations or other liabilities, including inter-Company obligations, between the Company, on the one hand, and any Affiliate, on the other hand.

                       Section 4.27. Customers; Suppliers. (a) Schedule 4.27
              sets forth the names of the ten most significant customers (by dollar amount of sales) of the Company for the year ended December 31, 2005, and the period from and the dollar amount of sales for each such customer during such periods. The Company has received no notice and has no knowledge that any such significant customer of the Company has ceased, or will cease, to purchase the products of the Company, or has substantially reduced, or intends to substantially reduce, the purchase of such products and/or services from the Company.

                       Section 4.28. Books And Records. The books of account and
              other financial records of the Company have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of the Company contain records of all corporate action taken by the Shareholders, the Board of Directors and any committees of the Board of Directors of the Company. At the Closing, all of those books and records will be in the possession of the Company. The Company has previously disclosed all of these books, records and accounts to Company.

                       Section 4.29. State Takeover Statutes. The Board of
              Directors of the Company has taken all action necessary to ensure that any restrictions on business combinations contained in the Nevada Law will not apply to the Merger and the other transactions contemplated by this Agreement. To the knowledge of the Company, no other state takeover statute is applicable to the Merger or the other transactions contemplated by this Agreement.

                                      ARTICLE 5
                             COVENANTS OF THE BUYER

                             The Buyer agrees that:

                       Section 5.01. Conduct of the Buyer. Except as
              contemplated by this Agreement, or with the prior written consent of Company, from the date hereof until the Effective Time, the Buyer and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their reasonable efforts to preserve intact their business organizations and relationships with third parties, maintain the properties in good operating condition, and keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as contemplated by this Agreement, or with the prior written consent to Company, the Buyer will not and will not permit any of its Subsidiaries to:

                       (a) adopt or propose any change to its articles of
              incorporation or Bylaws;

                       (b) except for the issuance of Shares upon the exercise
              of Buyer Stock Options in accordance with their terms or the conversion of its currently outstanding Preferred Stock, issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Buyer or its Subsidiaries, or (ii) any material assets of the Buyer or any Subsidiary;

                       (c) declare, set aside, make or pay any dividend or other
              distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

                       (d) reclassify, combine, split, subdivide or redeem,
              purchase, repurchase or otherwise acquire, directly or indirectly, any of its capital stock;

                       (e) (i) acquire (including, without limitation, by
              merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets;

                           (ii) incur any indebtedness for borrowed money or
              issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

                           (iii) enter into any contract or agreement material
              to the business, results of operations or financial condition of the Buyer or its Subsidiaries taken as a whole other than in the ordinary course of business, consistent with past practice;

                           (iv) authorize or enter into any agreements or
              commitments with respect to any capital expenditure;

                           (v) hire, employ, contract or enter into any
              agreement with any new employees or independent contractors;

                           (vi) shorten or lengthen the customary payment terms
              or other terms of any contracts with customers; or

                           (vii) enter into or amend any contract, agreement,
              commitment or arrangement that, if fully performed, would not be permitted under this Section 6.01(e).

                       (f) increase the compensation payable or to become
              payable to its officers or employees, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Buyer or any Buyer Subsidiary (except that Company shall not unreasonably withhold its consent with respect to the hiring of new employees and the Buyer entering into employment agreements or arrangements with such new employees in the ordinary course of business consistent with past practice), or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee other than in the ordinary course of business consistent with past practice;

                       (g) enter into any licensing, distribution, sponsorship,
              advertising, merchant program or other similar contracts, agreements, or obligations, other than end-user license and maintenance contracts and agreements with customers in the ordinary course of business consistent with past practice;

                       (h) take any action to cause, or fail to take any
              material action to prevent, the accelerated vesting and exercisability of the Buyer Stock Options except as provided herein, by the terms of such Buyer Stock Options or the employment agreement or arrangements of the employee;

                       (i) take any action, other than actions in the ordinary
              course of business and consistent with past practice, with respect to accounting policies or procedures except for any such action required by a concurrent change in GAAP;

                       (j) merge or consolidate with any other Person;

                       (k) sell, lease, license or otherwise dispose of any
              material subsidiary or material amount of assets, securities or property except pursuant to existing contracts or commitments which have been disclosed to Company;

                       (l) enter into any lease, contract or agreement with
              regard to real property;

                       (m) agree or commit to do any of the foregoing.

                       Section 5.02. Shareholder Approval. The Buyer shall
              submit this Agreement to the Buyer Shareholders or obtain the written consent of a majority of the Buyer Shareholders, as soon as reasonably practicable for approval and adoption. The Board of Directors of the Buyer shall recommend approval and adoption of this Agreement and the Merger by the Buyer Shareholders. In connection with such meeting or action by written consent, the Buyer will (b) use its reasonable efforts to obtain the necessary approvals by its shareholders of this Agreement and the transactions contemplated hereby and (c) otherwise comply with all applicable legal requirements.

                       Section 5.03. Access to Information. From the date hereof
              until the Effective Time the Buyer shall (i) give Company, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books, work papers, assets, contracts and records of the Buyer and the Subsidiaries (including access to perform physical examinations, (ii) furnish to Company, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii)instruct the employees, counsel, financial advisors, auditors and other authorized representatives of the Buyer and its Subsidiaries to cooperate with Company in its investigation of the Buyer and its Subsidiaries. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Buyer and its Subsidiaries. No information or Knowledge obtained by Company in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Buyer hereunder.

                       Section 5.04. No Solicitation. Neither the Buyer nor any
              of its subsidiaries shall, nor shall the Buyer or any of its Subsidiaries authorize, and the Buyer and its subsidiaries shall use reasonable efforts to prevent, any of its or their officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly, (i) solicit, initiate or take any action which has as one of its purposes or known consequences to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Buyer or any of its subsidiaries or afford access to the business, properties, assets, books or records of the Buyer or any of its subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is known or believed by the Buyer to be seeking to make, or has made, an acquisition proposal, or (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Buyer or any of its Subsidiaries. The Buyer shall notify Company promptly if any such proposal or offer, or any inquiry or other contract with any Person with respect thereto is made and shall in any such notice to Company indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contract.

                       Section 5.05. Tax Matters. (a) Without the prior written
              consent of Company, none of the Buyer, any Subsidiary nor any Affiliate shall, to the extent it may affect or relate to the Buyer or any Subsidiary, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any amended Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, offset or other reduction in Tax liability, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would have the effect of increasing the Tax liability or reducing any Tax Asset of the Buyer, any Subsidiary, Company or any Affiliate of Company.

                       (b) Promptly following the date hereof, the Buyer and its
              advisors will consult with Company and its advisors regarding the methods of accounting that the Buyer and its subsidiaries currently are permitted to use for income and franchise Tax purposes, and regarding changes in such accounting methods that could be made by (or permission to make which changes could be sought from applicable Tax Authorities by) the Buyer and its subsidiaries. Upon being instructed by Company, the Buyer and its subsidiaries will (unless the Buyer reasonably determines that following Company's instructions prior to Closing would have material adverse consequences for the Buyer or any of its Subsidiaries in the event the Merger does not occur, which consequences could reasonably be avoided if such instructions were not followed) promptly (i) make (or seek permission to make) such changes in their methods of accounting for income or franchise Tax purposes as Company determines to be appropriate and (ii) to make such payments of income and franchise Taxes (including interest and penalties, and also including estimated Taxes) to applicable Tax Authorities as Company determines to be necessary for the Buyer and its subsidiaries to satisfy fully their liability for such Taxes with respect to their income as computed in accordance with methods of accounting that are currently available to the Buyer and its subsidiaries under applicable law. The Buyer and its subsidiaries will not make (or request permission to make) any changes in their methods of accounting for income or franchise Tax purposes, and not to make any payments of income or franchise Taxes, except in accordance with the preceding sentence.

                       (c) Subject to Section 5.05(b), from the date hereof
              through the Closing, the Buyer and its Subsidiaries will not make any payment of, or in respect of, any Tax to any person or any Tax Authority, except to the extent such payment is in respect of a Tax that is due or payable under applicable law as applied in a manner consistent with past practice of the Buyer.

                       (d) All transfer, documentary, sales, use, stamp,
              registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with transactions contemplated by this Agreement (including any real property transfer tax and any similar Tax) shall be paid when due by the party liable for such amounts under applicable law, and such party will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, provided that any such taxes or fees for which both one or more Buyer Shareholders, and either the Buyer or Company, are liable shall be borne 50% by Company and 50% by such shareholders and such shareholders shall file all necessary related Tax Returns and documentation (it being understood that Shareholders will pay such Transfer Tax to the applicable Tax Authority in the first instance and Company shall promptly reimburse such shareholder upon receipt of evidence satisfactory to it that such Transfer Tax has been paid).

                       Section 5.06. Notices of Certain Events. The Buyer shall
              promptly notify Company of:

                       (a) any notice or other communication from any Person
              alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                       (b) any notice or other communication from any
              governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

                       (c) any actions, suits, claims, investigations or
              proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Buyer or any of its Subsidiaries that, if pending on the date of this Agreement, could have been required to have been disclosed pursuant to Section 3.12, Section 3.14, Section 3.15, Section 3.18, Section 3.24 or Section 3.25, as the case may be, or that relate to the consummation of the transactions contemplated by this Agreement.

                                      ARTICLE 6
                              COVENANTS OF COMPANY

                       Section 6.01. Conduct of the Company. Except as
              contemplated by this Agreement, or with the prior written consent of Buyer, from the date hereof until the Effective Time, the Company conduct its business in the ordinary course consistent with past practice and shall use its reasonable efforts to preserve intact its business organizations and relationships with third parties, maintain the properties in good operating condition, and keep available the services of its present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as contemplated by this Agreement, or with the prior written consent to Buyer, the Company will not:

                       (a) adopt or propose any change to its Articles of
              Incorporation or Bylaws;

                       (b) issue, sell, pledge, dispose of, grant, encumber, or
              authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company, or (ii) any material assets of the Company;

                       (c) declare, set aside, make or pay any dividend or other
              distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

                       (d) reclassify, combine, split, subdivide or redeem,
              purchase, repurchase or otherwise acquire, directly or indirectly, any of its capital stock;

                       (e) (i) acquire (including, without limitation, by
              merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets;

                           (ii) incur any indebtedness for borrowed money or
              issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

                           (iii) enter into any contract or agreement material
              to the business, results of operations or financial condition of the Company taken as a whole other than in the ordinary course of business, consistent with past practice;

                           (iv) authorize or enter into any agreements or
              commitments with respect to any capital expenditure;

                           (v) hire, employ, contract or enter into any
              agreement with any new employees or independent contractors;

                           (vi) shorten or lengthen the customary payment terms
              or other terms of any contracts with customers; or

                           (vii) enter into or amend any contract, agreement,
              commitment or arrangement that, if fully performed, would not be permitted under this Section 6.01(e).

                       (f) increase the compensation payable or to become
              payable to its officers or employees, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company (except that Company shall not unreasonably withhold its consent with respect to the hiring of new employees and the Company entering into employment agreements or arrangements with such new employees in the ordinary course of business consistent with past practice), or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee other than in the ordinary course of business consistent with past practice;

                       (g) enter into any licensing, distribution, sponsorship,
              advertising, merchant program or other similar contracts, agreements, or obligations, other than end-user license and maintenance contracts and agreements with customers in the ordinary course of business consistent with past practice;

                       (h) take any action to cause, or fail to take any
              material action to prevent, the accelerated vesting and exercisability of the Company Stock Options except as provided herein, by the terms of such Company Stock Options or the employment agreement or arrangements of the employee;

                       (i) take any action, other than actions in the ordinary
              course of business and consistent with past practice, with respect to accounting policies or procedures except for any such action required by a concurrent change in GAAP;

                       (j) merge or consolidate with any other Person;

                       (k) sell, lease, license or otherwise dispose of any
              material subsidiary or material amount of assets, securities or property except pursuant to existing contracts or commitments which have been disclosed to Buyer;

                       (l) enter into any lease, contract or agreement with
              regard to real property;

                       (m) agree or commit to do any of the foregoing.

                       Section 6.02. Shareholder Approval. The Company shall
              submit this Agreement to the Company's Shareholders or obtain the written consent of a majority of the Company's Shareholders, as soon as reasonably practicable for approval and adoption. The Board of Directors of the Company shall recommend approval and adoption of this Agreement and the Merger by the Company Shareholders. In connection with such meeting or action by written consent, the Company will (b) use its reasonable efforts to obtain the necessary approvals by its shareholders of this Agreement and the transactions contemplated hereby and (c) otherwise comply with all applicable legal requirements.

                       Section 6.03. Access to Information. From the date hereof
              until the Effective Time the Company shall (i) give Buyer, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books, work papers, assets, contracts and records of the Company (including access to perform physical examinations, (ii) furnish to Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of the Company to cooperate with Buyer in its investigation of the Company. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company. No information or knowledge obtained by Buyer in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Company hereunder.

                       Section 6.04. No Solicitation. The Company shall not
              authorize, and the Company shall use reasonable efforts to prevent, any of its or its officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly, (i) solicit, initiate or take any action which has as one of its purposes or known consequences to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or afford access to the business, properties, assets, books or records of the Company to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is known or believed by the Company to be seeking to make, or has made, an acquisition proposal, or (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company. The Company shall notify Buyer promptly if any such proposal or offer, or any inquiry or other contract with any Person with respect thereto is made and shall in any such notice to Buyer indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contract.

                       Section 6.05. Tax Matters. (a) Without the prior written
              consent of Buyer, none of the Company nor any Affiliate shall, to the extent it may affect or relate to the Company, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any amended return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, offset or other reduction in Tax liability, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would have the effect of increasing the Tax liability or reducing any Tax Asset of the Company or any Affiliate of Company.

                       (b) Promptly following the date hereof, the Company and
              its advisors will consult with Buyer and its advisors regarding the methods of accounting that the Company currently is permitted to use for income and franchise Tax purposes, and regarding changes in such accounting methods that could be made by (or permission to make which changes could be sought from applicable Tax Authorities by) the Company. Upon being instructed by Buyer, the Company will (unless the Company reasonably determines that following Buyer's instructions prior to Closing would have material adverse consequences for the Company in the event the Merger does not occur, which consequences could reasonably be avoided if such instructions were not followed) promptly (i) make (or seek permission to make) such changes in its methods of accounting for income or franchise Tax purposes as Company determines to be appropriate and (ii) to make such payments of income and franchise Taxes (including interest and penalties, and also including estimated Taxes) to applicable Tax Authorities as Company determines to be necessary for the Company to satisfy fully its liability for such Taxes with respect to its income as computed in accordance with methods of accounting that are currently available to the Company under applicable law. The Company will not make (or request permission to make) any changes in its methods of accounting for income or franchise Tax purposes, and not to make any payments of income or franchise Taxes, except in accordance with the preceding sentence.

                       (c) Subject to Section 6.05(b), from the date hereof
              through the Closing, the Company will not make any payment of, or in respect of, any Tax to any person or any Tax Authority, except to the extent such payment is in respect of a Tax that is due or payable under applicable law as applied in a manner consistent with past practice of the Company.

                       (d) All transfer, documentary, sales, use, stamp,
              registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with transactions contemplated by this Agreement (including any real property transfer tax and any similar Tax) shall be paid when due by the party liable for such amounts under applicable law, and such party will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, provided that any such taxes or fees for which both one or more Company Shareholders, and either the Company or Buyer, are liable shall be borne 50% by Company and 50% by such shareholders and such shareholders shall file all necessary related Tax Returns and documentation (it being understood that Shareholders will pay such Transfer Tax to the applicable Tax Authority in the first instance and Company shall promptly reimburse such shareholder upon receipt of evidence satisfactory to it that such Transfer Tax has been paid).

                       Section 6.06. Notices of Certain Events. The Company
              shall promptly notify Buyer of:

                       (a) any notice or other communication from any Person
              alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                       (b) any notice or other communication from any
              governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

                       (c) any actions, suits, claims, investigations or
              proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company that, if pending on the date of this Agreement, could have been required to have been disclosed pursuant to Section 4.12, Section 4.14,
              Section 4.15, Section 4.18, Section 4.24 or Section 4.25, as the case may be, or that relate to the consummation of the transactions contemplated by this Agreement.

                 Section 6.07. Obligations of the Company. The Company agrees that it will take all action necessary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

                                      ARTICLE 7
                         COVENANTS OF COMPANY AND THE BUYER

                       The parties hereto agree that:

                       Section 7.01. Reasonable Efforts. Subject to the terms
              and conditions of this Agreement, Buyer and Company will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

                       Section 7.02. Certain Filings. The Buyer and Company
              shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official, or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

                       Section 7.03. Public Announcements. Company and the Buyer
              will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

                       Section 7.04. Further Assurances. At and after the
              Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Buyer, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Buyer, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Buyer acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

                       Section 7.05. Notifications. From the date hereof through
              the Effective Date, the Buyer will promptly notify Company in writing if the Buyer becomes aware of any fact or condition that could reasonably be expected to cause any of Company's conditions to the Merger not to be satisfied or which constitutes a breach of any of the representations and warranties or covenants of the Buyer.

                                      ARTICLE 8
                            CONDITIONS TO THE MERGER

                       Section 8.01. Conditions to Obligations of Each Party. The obligations of the Buyer and the Company to consummate the Merger are subject to the satisfaction of the following conditions:

                       (a) if required by Nevada Law, this Agreement shall have
              been approved and adopted by (i) the holders of a majority of the Shares, (ii) the holders of a majority of the Buyer Shares;

                       (b) no provision of any applicable law or regulation and
              no judgment, injunction, order or decree issued by any court or governmental body having competent jurisdiction shall prohibit the consummation of the Merger; and

                       Section 8.02. Conditions to the Obligations of Company.
              The obligations of Company to consummate the Merger are subject to the satisfaction of the following further conditions:

                       (a) The representations and warranties of the Buyer
              contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date, other than such representations and warranties as are made as of another date, which shall be true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality or Material Advance Effect, for purposes of determining whether this
              Section 7.02(a) has been satisfied with respect to such portion of such representation or warranty as so qualified must be true and correct in all respects), and the covenants and agreements contained in this Agreement to be complied with by the Buyer on or before the Closing Date shall have been complied with in all material respects, and Company shall have received a certificate signed by the Chief Executive Officer of the Buyer to such effect.

                       (b) No claim, action, suit, arbitration, inquiry,
              proceeding or investigation by or before any United States, federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body (each, a "Governmental Authority") shall have been threatened by, or commenced before, any Governmental Authority against either the Buyer or Company, seeking to restrain or materially and adversely alter the transactions contemplated hereby which is reasonably likely to render it impossible or unlawful to consummate the transactions contemplated by this Agreement or which could reasonably be expected to have a Material Adverse Effect on the Buyer or Company.

                                (c) The Buyer's board of directors shall have
              called and held a special meeting of Buyer's stockholders, or otherwise obtain the consent of a majority of the holders of Buyer's voting securities pursuant to the laws of the State of Nevada, (i) approving the Transaction proposed herein; (ii) changing the name of Buyer to "Gottaplay Interactive, Inc. (or such other name as designated by GII); (iii) providing any applicable dissenter's rights afforded to the Buyer's stockholders pursuant to the laws of the State of Nevada, if applicable; (iv) cause a one (1) for six(6) "reverse split" of the shares of the common stock of Buyer; and (v) completed all action necessary to implement the aforesaid Buyer stockholder's actions.

                       (d) The Buyer shall have received all consents,
              authorizations or approvals from the governmental agencies referred to in Section 3.03, in each case in form and substance reasonably satisfactory to Company, and no such consent, authorization or approval shall have been revoked.

                       (e) Company shall have received certified articles of
              incorporation and bylaws, and good standing certificates in respect of the Buyer and its Subsidiaries and certified board resolutions in respect of the transactions contemplated hereby, all in form and substance reasonably satisfactory to
                 Company.

                       Section 8.03. Conditions to Obligations of the Buyer. The
              obligation of the Buyer to consummate the Merger is subject to the satisfaction of the following further conditions:

                       (a) The representations and warranties of Company
              contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date other than such representations and warranties as are made as of other date, which shall be true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality or Material Adverse Effect for purposes of determining whether Section 8.02(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and the covenants and agreements contained in this Agreement to be complied with by Company on or before the Closing Date shall have been complied with in all material respects, and the Buyer shall have received a certificate signed by a duly authorized officer of Company to such effect.

                       (b) No claim, action, suit, arbitration, inquiry,
              proceeding or investigation by or before any Governmental Authority shall have been threatened by, or commenced before, any Governmental Authority against either the Buyer or Company, seeking to restrain or materially and adversely alter the transactions contemplated hereby which is reasonably likely to render it impossible or unlawful to consummate the transactions contemplated by this Agreement or which could reasonably be expected to have a Material Adverse Effect on the Buyer.

                       (c) The Buyer shall have received an opinion of de Castro
              PC, counsel to Company, dated the Closing Date, in substantially the form attached hereto as Exhibit F. In rendering such opinion, such counsel may rely upon certificates of public officers as to matters governed by the laws of jurisdictions other than Nevada or the Federal laws of the United States of America, upon opinions of counsel reasonably satisfactory to Company, and, as to matters of fact, upon certificates of officers of the Buyer or any of its Subsidiaries, copies of which opinions and certificates shall be contemporaneously delivered to Company.

                                      ARTICLE 9
                                     TERMINATION

                       Section 9.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the Buyer Shareholders):

                       (a) by mutual written agreement of the Buyer and Company;

                       (b) by either the Buyer or Company, if there shall be any
              law or regulation that makes acceptance for payment of, and payment for, the Shares pursuant to the Merger illegal or otherwise prohibited or any judgment, injunction, order or decree of any court or governmental body having competent jurisdiction enjoining Merger Subsidiary, Buyer or Company from consummating the Merger and such judgment, injunction, order or decree shall have become final and non-appealable;

                       (c) by either party if the Closing has not occurred by
              5:00 P.M., Nevada time, on April __, 2006, or such later date as the Buyer and Company may agree; and

                       (d) provided, however, that the right to terminate this
              Agreement under Section 8.01(c) shall not be available to any party whose action or failure to act was a principal cause of, or resulted in the failure of, this Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement.

                       The party desiring to terminate this Agreement pursuant
              to this Section 8.01 shall give notice of such termination to the other party.

                       Section 9.02. Effect of Termination. If this Agreement is
              terminated pursuant to Section 8.01, this Agreement shall become void and of no effect with no liability on the part of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto, provided that, if such termination shall result from the willful failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of Section 6.03 and Section 10.05 shall survive any termination hereof pursuant to Section 9.01.

                                     ARTICLE 10
                                    MISCELLANEOUS

                       Section 10.01. Notices. All notices, requests and other
              communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given or made (and shall deemed to have been duly given or made upon receipt) by delivery in person, by cable, telecopy, facsimile, telegram, telex or courier or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.01):

                             if to the Company, to:

                                   John Gorst
                           Gotaplay Interactive Corporation
                        3226 Rosedale Street, Suite 200
                              Gig Harbor, WA 98335

                           Fax:

                                 with a copy to:

                                Stanley Moskowitz
                                  de Castro PC
                                309 Laurel Street
                               San Diego, CA 92101
                                Fax: 619-702-9401

                                if to the Buyer, to:

                           William M. Wright III
                                  Donobi, Inc.
                               3256 Chico Way NW,
                           Bremerton, WA. 98312

                               Fax: (360) 479-1383

                                 with a copy to:

                          Andrew I. Telsey, P.C.
                             12835 E. Arapahoe Road
                            Tower One, Penthouse #803
                               Englewood, CO 80112

                               Fax: (303) 768-9224

                 or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

                       Section 10.02. Survival of Representations and
              Warranties; Indemnification. The covenants and the representations and warranties contained in this Agreement, shall survive the Effective Time until the first anniversary of the Effective Time. Neither the period of survival nor the liability of a party hereto with respect to such party's representations and warranties shall be reduced by any investigation made at any time by or on behalf of another party hereto. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by a party hereto to another party hereto (which notice shall indicate with reasonable specificity the amount and nature of the claim and the representation on which it is based), then the relevant representations and warranties shall survive as to such claim until such claim has been finally resolved.

                       Section 10.03.  Amendments; No Waivers.

                       (a) Any provision of this Agreement may be amended or
              waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after the adoption of this Agreement by the stockholders of the Buyer and without their further approval, no such amendment or waiver shall reduce the amount or change the kind of consideration to be received in exchange for the Shares.

                       (b) No failure or delay by any party in exercising any
              right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                       Section 10.04. Expenses. Except as otherwise provided in
              this Section, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

                       Section 10.05. Successors and Assigns. The provisions of
              this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

                       Section 10.06. Governing Law. This Agreement shall be
              governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law rules of such state.

                       Section 10.08. Jurisdiction. Any suit, action or
              proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal court located in the State of Washington or any Washington state court, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.01 shall be deemed effective service of process on such party.

                       Section 10.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES
              HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF ORRELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                       Section 10.10. Counterparts; Effectiveness; Benefit. This
              Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

                       Section 10.11. Entire Agreement. This Agreement,
              constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

                       Section 10.12. Captions. The captions herein are included
              for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                       Section 10.13. Severability. If any term, provision,
              covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                       Section 10.14. Specific Performance. The parties hereto
              agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Washington or any Washington state court, in addition to any other remedy to which they are entitled at law or in equity.

                                Section 10.15 Counterparts Facsimile Execution.
              For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

                                Section 10.16 Rules of Construction. The parties
              hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

                                Section 10.17 Attorneys Fees. .The prevailing
              party(ies) in any litigation, arbitration, insolvency or other proceeding ("Proceeding") relating to the enforcement or interpretation of this Agreement may recover from the unsuccessful party(ies) all costs, expenses, and attorney's fees (including expert witness and other consultants' fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and attorney's fees.

                                Section 10.18   10.2
              INTERPRETATION.

                        (a) When a reference is made in this Agreement to
              Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                       (b) For purposes of this Agreement, the term "Material
              Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity, if any, taken as a whole (it being understood that neither of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (ii) changes in general national or regional economic conditions, (iii) changes affecting the industry generally in which Company or Buyer operates, or (iv) any SEC rulemaking requiring enhanced disclosure of reverse merger transactions with a public shell).

                       (c) For purposes of this Agreement, the term "Person"
              shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

                       (d) For purposes of this Agreement, all monetary amounts
              set forth herein are referenced in United States dollars, unless otherwise noted.

                   IN WITNESS WHEREOF, the parties hereto have caused this
              Agreement and Plan of Merger to be duly executed by their respective authorized officers as of the day and year first above written.

              DONOBi,
              INC.



              By:/s/William M. Wright III

              Name:  William M. Wright, III

              Title: President and Chief Executive Officer

              GOTAPLAY
              INTERACTIVE, INC.



              By:/s/John P. Gorst

              Name:  John Gorst

              Title: Chief Executive Officer, President

                 APPENDIX B


                              Gotaplay Interactive, Inc.
                            (a Development Stage Company)
                                    BALANCE SHEETS

                                                                               March 31, 2006        September 30, 2005
                                                                                (unaudited)             (audited)

                                    Assets

    Current assets
    Cash ................................................................        $     6,819         $     7,918
    Prepaid expenses and other current assets ...........................              5,502               5,250
    Note receivable and accrued interest ................................             15,551              15,000
                                                                                 -----------         -----------
                        Total current assets ............................             27,872              28,168
                                                                                 -----------         -----------
    Other assets
    DVD library, net ....................................................             48,610              54,416
    Fixed assets, net ...................................................             47,632              53,450
    Deposits ............................................................              8,376               8,376
                                                                                 -----------         -----------
           Total other assets ...........................................            104,618             116,242
                                                                                 -----------         -----------
               Total assets .............................................        $   132,490         $   144,410
                                                                                 ===========         ===========

                                    Liabilities and Stockholders' Deficit

    Current liabilities
        Accounts payable ................................................        $   161,122         $   110,789
        Accounts payable - related parties ..............................             45,661              48,211
        Accrued liabilities .............................................             59,932              40,015
        Accrued liabilities - related parties ...........................             38,229              14,935
        Deferred and unearned revenues ..................................             10,813               4,103
        Notes payable ...................................................            333,000             181,750
        Notes payable - related parties .................................            710,696              95,000
        Amounts due to related parties ..................................             25,551             320,158
                                                                                 -----------         -----------
           Total current liabilities ....................................          1,385,004             814,961
                                                                                 -----------         -----------
    Commitments and contingencies

    Stockholders' deficit
    Preferred stock, $0.0001 par value, 10,000,000 shares
       authorized, none issued and outstanding ..........................               --                  --
    Class A common stock, $0.0001 par value, 10,000,000 shares
       authorized, none issued and outstanding ..........................               --                  --
    Common stock, $0.0001 par value, 500,000,000 shares
       authorized, 17,020,000 and 13,907,500 shares issued and
       outstanding at March 31, 2006 and September 30, 2005,
       respectively .....................................................              1,702               1,391
       Additional paid-in capital .......................................            162,422             122,500
       Common stock, authorized, but unissued ...........................               --                 8,184
       Subscription receivable ..........................................               --                  (300)
       Prepaid services paid with common stock ..........................               --                (3,500)
        Accumulated deficit during development stage ....................         (1,416,638)           (798,826)
                                                                                 -----------         -----------
           Total stockholders' deficit ..................................         (1,252,514)           (670,551)
                                                                                 -----------         -----------
               Total liabilities and stockholders' deficit ..............        $   132,490         $   144,410

                                                                                 ===========         ===========





    The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (A Development Stage Company)
                            Statements of Operations
                                   (unaudited)

                                                                                                                  Cumulative
                                                                                                                    results
                                                                                                                      of
                                              Three months ended                   Six months ended               operations
                                                   March 31,                          March 31,                     since
                                         --------------------------           --------------------------           inception
                                            2006             2005                2006              2005           (August 4,
                                                                                                                     2004)
                                     -----------------------------------------------------------------------------------------
    Revenues
       Subscriptions .............     $     42,387      $     28,492      $     66,246      $     56,370      $    162,819
       Sales of DVD's ............             --                --              11,365              --              11,365
                                       ------------      ------------      ------------      ------------      ------------
                                             42,387            28,492            77,611            56,370           174,184
                                       ------------      ------------      ------------      ------------      ------------
    Cost of Revenues
       Subscriptions .............           48,341            41,108            84,901           128,246           289,549
       DVD's .....................             --                --               7,974              --               7,974
                                       ------------      ------------      ------------      ------------      ------------
                                                               48,341            41,108            92,875           297,523
                                                                                                                    128,246
                                       ------------      ------------      ------------      ------------      ------------
    Loss before operating expenses           (5,954)          (12,616)          (15,264)          (71,876)         (123,339)
                                       ------------      ------------      ------------      ------------      ------------
    Operating Expenses

   Fulfillment ...................           64,468            19,539           109,936            24,403           356,428
   Technology and development ....           13,533            12,788            27,033            31,288           100,438
   Advertising and marketing .....           16,603             5,671            55,469            10,510            95,876
   General and administrative ....           61,800             7,230           112,268            21,564           211,711
   Officers' compensation ........           54,978            36,000            93,957            72,000           243,926
   Related party expenses ........           87,132            48,600           173,240            96,700           225,445
                                       ------------      ------------      ------------      ------------      ------------
                                            298,512           129,828           570,903           256,465         1,241,824
                                       ------------      ------------      ------------      ------------      ------------
Loss from operations .............         (304,466)         (142,444)         (586,167)         (328,341)       (1,365,163)
                                       ------------      ------------      ------------      ------------      ------------
Other (Expense) Income
Interest expense and financing
  costs ..........................          (18,497)           (5,123)          (32,196)           (5,138)          (52,026)
Other Income .....................              228              --                 551              --                 551
                                       ------------      ------------      ------------      ------------      ------------
                                                              (18,269)           (5,123)          (31,645)          (51,475)
                                                                                                                     (5,138)
                                       ------------      ------------      ------------      ------------      ------------
Net Loss before income taxes .....         (322,735)         (147,567)         (617,812)         (333,479)       (1,416,638)
Provision for income taxes .......             --                --                --                --                --
                                       ------------      ------------      ------------      ------------      ------------
Net Loss .........................     $   (322,735)     $   (147,567)     $   (617,812)     $   (333,479)     $ (1,416,638)
                                       ============      ============      ============      ============      ============
Weighted average number of common
  shares outstanding .............       17,020,000        13,907,500        15,972,027        13,907,500        14,438,172
                                       ============      ============      ============      ============      ============
Net loss per share, basic and
  diluted ........................            (0.02)            (0.01)            (0.04)            (0.02)            (0.10)

                                       ============      ============      ============      ============      ============




    The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc..
                          (a Development Stage Company)
                       Statement of Stockholders' Deficit

              August 4, 2004 (date of inception) to March 31, 2006
                                   (unaudited)



                                                                                                    Common
                                                                                                    Stock
                                                                                                  Authorized
                                                  Common Stock                 Additional            but
                                        -----------------------------           Paid-In            Unissued
                                             Shares            Amount           Capital            Amount
                                        ----------------------------------------------------------------------

Issuance of common stock to
    founders at par, August 4, 2004        12,345,000        $    1,235        $     --          $     --

Issuance of common stock to
    founders at par,
    September 8, 2004 .............         1,562,500               156              --                --

Net loss, August 4, 2004 (date of
    inception) to
    September 30, 2004 ............              --                --                --                --
                                           ----------        ----------        ----------        ----------
Balance, September 30, 2004 .......        13,907,500             1,391              --                --
                                           ----------        ----------        ----------        ----------
Authorization to issue common
   stock at par value for DVD
   library, October 4, 2004 .......              --                --                --                 156

Authorization to issue common
    stock at par value for
    services, May 31, 2005 ........              --                --                --                  65

Authorization to issue common
    stock at par
    value for services,
    June 15, 2005 .................              --                --                --                  75

Authorization to issue common
    stock at par
    value for services,
    June 16,2005 ..................              --                --                --                  13

Authorization to issue common
    stock at $0.50 per share for
     services and prepaid
     services, August 26, 2005 ....              --                --                --               7,875

Recognition of non compensated
    services from October 1, 2004
    to March 31, 2005 .............              --                --             122,500              --

Net loss, year ended
    September 30, 2005 ............              --                --                --                --
                                           ----------        ----------        ----------        ----------
Balance, September 30, 2005 .......        13,907,500             1,391           122,500             8,184
                                           ----------        ----------        ----------        ----------




                                                                              Accumulated
                                                              Prepaid      (Deficit) during         Total
                                            Subscription    Services with     Development        Stockholder'
                                             Receivable     Common Stock        Stage              Deficit
                                           ------------------------------------------------------------------
Issuance of common stock to
    founders at par, August 4, 2004        $    (300)        $    --           $    --           $     935

Issuance of common stock to
    founders at par,
    September 8, 2004 .............             --                --                --                 156

Net loss, August 4, 2004 (date of
    inception) to
    September 30, 2004 ............             --                --              (5,445)           (5,445)
                                           ---------         ---------         ---------         ---------
Balance, September 30, 2004 .......             (300)             --              (5,445)           (4,354)
                                           ---------         ---------         ---------         ---------
Authorization to issue common
   stock at par value for DVD
   library, October 4, 2004 .......             --                --                --                 156

Authorization to issue common
    stock at par value for
    services, May 31, 2005 ........             --                --                --                  65

Authorization to issue common
    stock at par
    value for services,
    June 15, 2005 .................             --                --                --                  75

Authorization to issue common
    stock at par
    value for services,
    June 16,2005 ..................             --                --                --                  13

Authorization to issue common
    stock at $0.50 per share for
     services and prepaid
     services, August 26, 2005 ....             --              (3,500)             --               4,375

Recognition of non compensated
    services from October 1, 2004
    to March 31, 2005 .............             --                --                --             122,500

Net loss, year ended
    September 30, 2005 ............             --                --            (793,381)         (793,381)
                                           ---------         ---------         ---------         ---------
Balance, September 30, 2005 .......             (300)           (3,500)         (798,826)         (670,551)
                                           ---------         ---------         ---------         ---------





Continued next page

                           Gotaplay Interactive, Inc..
                          (a Development Stage Company)
                       Statement of Stockholders' Deficit

              August 4, 2004 (date of inception) to March 31, 2006
                                   (unaudited)


                                                                                            Common
                                                                                            Stock
                                                                                          Authorized
                                                  Common Stock           Additional           but
                                        -----------------------------     Paid-In          Unissued
                                             Shares            Amount     Capital            Amount
                                        -----------------------------------------------------------------

Issuance of common stock for
    services rendered at fair
    market value of $0.50 per
    share, November 30, 2005 ...          15,750               2           7,873          (7,875)

Recognize prepaid services as
    rendered and earned in
    October, 2005 ..............            --              --              --              --

Issuance of common stock for
    services rendered at par
    value,  December 1, 2005 ...         650,000              65            --               (65)

Issuance of common stock for DVD
    library collection and
    software at par value,
    December 1, 2005 ...........       1,562,500             156            --              (156)

Issuance of common stock for
    services rendered at par
    value, December 2, 2005 ....         884,250              88            --               (88)

Proceeds received from stock
    subscription,
        January 9, 2006 ........            --              --              --              --

Share based compensation,
    2,007,000 options granted on
    February 17, 2006 ..........            --              --            32,049            --

Net loss, six months ended March
    31, 2006 ...................            --              --              --              --
                                     -----------     -----------     -----------     -----------
Balance March 31, 2006 .........      17,020,000     $     1,702     $    62,422     $      --
                                     ===========     ===========     ===========     ===========




                                                                         Accumulated
                                                         Prepaid      (Deficit) during        Total
                                      Subscription    Services with     Development        Stockholder'
                                       Receivable     Common Stock        Stage              Deficit
                                      ----------------------------------------------------------------
Issuance of common stock for
    services rendered at fair
    market value of $0.50 per
    share, November 30, 2005 ...            --              --              --               --

Recognize prepaid services as
    rendered and earned in
    October, 2005 ..............            --             3,500            --              3,500

Issuance of common stock for
    services rendered at par
    value,  December 1, 2005 ...            --              --              --               --

Issuance of common stock for DVD
    library collection and
    software at par value,
    December 1, 2005 ...........            --              --              --               --

Issuance of common stock for
    services rendered at par
    value, December 2, 2005 ....            --              --              --               --

Proceeds received from stock
    subscription,
        January 9, 2006 ........             300            --              --                300

Share based compensation,
    2,007,000 options granted on
    February 17, 2006 ..........            --              --              --             32,049

Net loss, six months ended March
    31, 2006 ...................            --              --          (617,812)        (617,812)
                                     -----------     -----------     -----------      -----------
Balance March 31, 2006 .........     $      --       $      --       $(1,416,638)     $(1,252,514)
                                     ===========     ===========     ===========      ===========










    The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                            Statements of Cash Flows


                                                                                                         Cumulative
                                                                                                      cash flows from
                                                                                                       August 4, 2004
                                                                                                           (date of
                                                                    Six months ended March 31,          inception) to
                                                                     2006               2005            March 31, 2006
                                                               ---------------------------------------------------------
Increase (Decrease) in Cash
    Net loss ..........................................        $  (617,812)        $  (333,479)        $(1,416,638)
    Adjustment to reconcile net loss to cash (used) in
       operating activities:
       Depreciation and amortization ..................             62,416              60,529             189,387
       Write-down of DVD library ......................               --                53,108              53,108
       Gain from sale of DVD library items ............             (3,391)               --                (3,391)
       Non-compensated services rendered ..............               --               122,500             122,500
       Share-based compensation .......................             35,549                --                40,077

           Changes in assets and liabilities:
             Deposits .................................               --                  --                (8,376)
             Accounts payable .........................             61,698              34,790             172,487
             Accounts payable - related parties .......             55,309               9,000             103,519
             Accrued liabilities ......................             19,917               1,100              74,868
             Accrued liabilities - related parties ....             23,292               4,194              23,293
             Deferred and unearned revenues ...........              6,710               5,375              10,813
             Prepaid expenses and other assets ........               (803)               (598)             (6,053)
                                                               -----------         -----------         -----------
               Net cash (used) in operating activities            (357,115)            (43,481)           (644,406)
                                                               -----------         -----------         -----------
Cash flows from investing activities
    Purchase of equipment and leaseholds ..............               --                  --               (34,936)
    Purchase of DVD library ...........................            (58,764)            (41,604)           (172,618)
    Additions to note receivable ......................               --                  --               (15,000)
                                                               -----------         -----------         -----------
              Net cash (used) in investing activities .            (58,764)            (41,604)           (222,554)
                                                               -----------         -----------         -----------
Cash flows from financing activities
    Proceeds from notes payable .......................            305,000                --               305,000
    Payments on notes payable .........................             (3,750)             (5,000)            (11,000)
    Proceeds from note payable - related party ........            100,000                --               250,000
    Payments on notes payable - related party .........            (26,000)             (5,000)            (31,000)
    Proceeds from loans - related parties .............            171,950             109,306             516,195
    Payments on loans - related parties ...............           (132,720)             (9,695)           (156,807)
    Proceeds from stock subscription ..................                300                --                   300
    Proceeds from issuance of common stock ............               --                  --                 1,091
                                                               -----------         -----------         -----------
              Net cash provided by financing activities            414,780              89,611             873,779
                                                               -----------         -----------         -----------
Net (decrease) increase in cash .......................             (1,099)              4,526               6,819
Cash at beginning of period ...........................              7,918               1,091                --
                                                               -----------         -----------         -----------
Cash at end of period .................................        $     6,819         $     5,617         $     6,819
                                                               ===========         ===========         ===========


Supplemental disclosures and non-cash investing and financing activities - see
Note 12. The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                          Notes to Financial Statements

    Note 1 - Organization and Summary of Significant Accounting Policies

    Basis of presentation

    The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit. These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.

    Organization and Description of Business

    The Company was organized August 4, 2004 (date of inception) under the laws of the State of Nevada, as Gotaplay Interactive, Inc. (the "Company") and began operations on October 4, 2004. The Company is an online video game rental subscription service, providing subscribers with access to a comprehensive library of titles. For the standard subscription plan of $20.95 per month, subscribers can generally have up to two titles out at the same time with no due dates, late fees or shipping charges. In addition to the standard plan, the Company offers other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Subscribers select titles at the Company's website, aided by its proprietary recommendation service, and generally receive the DVD game within three business days by U.S. Postal mail service. The gamers then return the DVD game at their convenience using the Company's prepaid mailers. After a title has been returned, the Company mails a title from the subscriber's game queue. All of the Company's subscription revenues are generated in the United States of America.

    Since August 4, 2004, the Company has had limited operations and, in management's opinion, has not generated significant revenues. In accordance with Statement of Financial Accounting Standards No. 7 (SFAS No. 7) "Accounting and Reporting by Development Stage Enterprises", it is management's position that the Company is a development stage company because it has not generated significant revenues and continues to devote substantial efforts in raising needed operating and working capital.

    Intent to Merge

    On March 20, 2006, the Company signed a letter of intent to enter into a Merger or a Share Exchange Agreement with a publicly- held Nevada corporation, the "Buyer". Terms of this agreement require all the Company's stockholders to exchange 100% of their shares of common stock, for a proportionate number of shares of the public company's common stock. The Merger will become effective at such time the Articles of Merger are filed and accepted by the Secretary of State of the State of Nevada. At the effective time, the Company will be merged with and into the Buyer, whereupon the separate existence of the Company shall cease and the Buyer will be the Surviving corporation. This merger will be accounted for as a "reverse merger".

    Revenue Recognition, Deferred Revenue and Unearned Revenue

    For financial reporting purposes, the Company allocates subscription fees over the number of days in the month in which the fee was charged. After an initial ten-day satisfaction guaranteed period, the Company recognizes subscription revenue ratably during each subscriber's monthly subscription period. As of March 31, 2006, the Company reported $9,368, of deferred revenue. Deferred revenue will be fully recognized in the month following recognition. All authorized refunds to subscribers are recorded as a reduction of revenues.

    During the initial ten-day period, a new subscriber has the right to rescind its agreement and receive full credit for the charge. As of March 31, 2006, the Company recognized $1,445 of subscriber charges that are recorded as unearned revenue and are reported as a current liability on the accompanying balance sheets.

    Revenues from sales of used video games will be recorded upon shipment.

    Cost of Revenues

    Cost of subscription revenue generally consists of depreciation, any write-down due to lost or damaged disks, postage and mailers provided to paying subscribers. Credit card settlement fees are also included in this category because every subscription processed incurs a merchant transaction fee, which is calculated as a direct percentage of the subscription charge.

    When used DVD games are sold, the net book value, and any handling and shipping fees, are considered costs of the sale.

    Fulfillment Expenses

    Fulfillment expenses represent those costs incurred in operating and staffing the Company's fulfillment and customer service centers, including costs attributable to receiving, inspecting and warehousing the Company's DVD library.

    Technology and Development Expenses

    Technology and development expenses consist of payroll, indirect labor costs and payroll burden, outside contractual fees and other incidental costs directly related with the continuation of modifying and developing better solutions that will enhance the utility and functionality of the Company's web site and the improvement to certain internal use software systems. All development expenses are expensed as incurred within this classification.

    Advertising Expenses

    Advertising costs are expensed as incurred. For the three months ended March 31, 2006 and 2005, the Company did not incur any advertising expenses. For the period August 4, 2004 (date of inception) to March 31, 2006, the Company incurred a total of $ 7,312 of advertising costs.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting periods. Significant items, though not limited to, that are subject to estimates and assumptions include:

o        carrying amounts of the DVD game library;
o        depreciation of software;
o        depreciation and amortization of property and leaseholds;
o        valuation of stock-based compensation; and
o        calculation and estimation of deferred income taxes.

    From time to time, the Company will re-evaluate its estimates, including the useful lives and residual values surrounding the DVD game library. The Company bases its estimates on industry and historical experience, the utility and churn ratio of the game library, and on various other facts under the circumstances deemed reasonable at the time. Actual results may differ from these estimates.

    Reclassifications

    Certain amounts previously reported in previous periods have been reclassified to conform the Company's current period presentation.

    Cash and Cash Equivalents

    The Company considers all highly liquid instruments with original maturities of three months or less at the date of purchase to be cash equivalents.

    Concentrations

    The Company maintains its cash in bank deposit accounts, which at time may exceed the federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

    The Company has four vendor relationships that are critical to the day-to-day operations. One vendor supplies DVD library videos, one provides delivery of the video games to and from the customer, one is a global search engine website and one is in communications. The Company sells subscriptions, its sole source of revenue, to the individual general public throughout the United States of America.

    Fair value of Financial Instruments

    Financial instruments consist principally of cash, accounts and related party receivables, trade and related party payables, accrued liabilities, short-term obligations and notes receivable. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

    Notes Receivable

    The Company evaluates the collectibility of all short-term receivables periodically during the fiscal year. If, in management's best estimate, a portion or all of the receivable is deemed at risk for full collection within a reasonable period of time, the Company will write down the asset to its estimated net realizable value.

    Reporting on the Costs of Start-Up Activities

    Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

    Loss per Common Share

    Basic loss per common share is provided in accordance with SFAS 128, "Earnings Per Share." Basic loss per common share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per common share is computed by dividing the net loss by the weighted average number of common shares including the dilutive effect of common share equivalents then outstanding. Common stock equivalents are not included in the computation of diluted net loss per common share because the effect would be anti-dilutive.

    Share-Based Payments

    In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No. 25. SFAS No. 123(R) will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005.

    For the six months ended March 31, 2006, the Company reported $35,549 of share-based compensation for services rendered. For the period August 4, 2004 (date of inception) to March 31, 2006, the Company recognized a total of $40,077 of share-based compensation. The Company reported under SFAS 123R, a total expense of $32,049 for 2,007,000 options granted during the quarter ended March 31, 2006 and is also reported under additional paid-in capital on the Statement of Stockholders' Deficit.

    Dividends

    The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

    Comprehensive Loss

    The Company has no components of other comprehensive loss. Accordingly, net loss equals comprehensive loss for all periods.

    Segment Reporting

    The Company follows SFAS No. 130, "Disclosures About Segments of an Enterprise and Related Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

    Income Taxes

    The Company follows SFAS No. 109, "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

    Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

    DVD Library

    The Company records the purchase of new and/or used DVD's at cost. It depreciates the DVD video game library, less estimated salvage value of $1.00 per DVD, on a "sum-of-the-months" accelerated basis over the estimated economic useful life of each title. The economic useful life of a new release DVD game is estimated to be one year. In estimating the economic useful life of its DVD video game library, the Company considers the potential utilization, damage and loss.

    Fixed Assets

    Property

    Property is recorded at cost. The cost of maintenance and repairs of equipment is charged to operating expense when incurred. Depreciation and amortization is determined based upon the assets' estimated useful lives, and is calculated on a straight-line basis when the asset is placed in service. When the Company sells, disposes or retires equipment or replaces a leasehold improvement, the related gains or losses are included in operating results.

    Property is depreciated over seven years and begins when it is placed in service. Depreciation expense for the six months ended March 31, 2006 and 2005 was $1,868 and $-0-, respectively.

    Leasehold Improvements

    Leasehold improvements are recorded at cost. The Company capitalized $8,795 of leasehold improvements in fiscal 2005 and amortized these improvements over the remaining term of the lease. Amortization expense for the six months ended March 31, 2006 and 2005 was $1,388 and $-0-, respectively.

    Software

    Software is recorded at cost and consists of applications acquired by the Company on October 4, 2004. The cost was $25,625 and is amortized over sixty months. For the six months ended March 31, 2006 and 2005, the Company depreciated $2,562, respectively.

    Impairment of Long-Lived Assets

    In accordance with SFAS No.144, "Accounting for the Impairment or Disposal of Long-lived Assets", the Company assesses long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be fully recoverable. Recoverability of asset groups to be held and used in measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of an asset group exceeds the fair value of the asset group. The Company evaluated its long-lived assets and no impairment charges were recorded for any of the periods presented.

    Recent Authoritative Accounting Pronouncements

    In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 changes the classification in the statement of financial position of certain common financial instruments from either equity or mezzanine presentation to liabilities and requires an issuer of those financial statements to recognize changes in fair value or redemption amount, as applicable, in earnings. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and with one exception, is effective at the beginning of the first interim period beginning after June 15, 2003. The effect of adopting SFAS No. 150 will be recognized as a cumulative effect of an accounting change as of the beginning of the period of adoption. Restatement of prior periods is not permitted. The adoption of SFAS No. 150 did not have an impact on the Company's financial position or results of operations.

    In March 2004, the U.S. Securities and Exchange Commission's Office of the Chief Accountant and the Division of Corporate Finance released Staff Accounting Bulletin ("SAB") No. 105, "Loan Commitments Accounted for as Derivative Instruments". This bulletin contains specific guidance on the inputs to a valuation-recognition model to measure loan commitments accounted for at fair value, and requires that fair-value measurement include only differences between the guaranteed interest rate in the loan commitment and market interest rate, excluding any expected future cash flows related to the customer relationship or loan servicing. In addition, SAB No. 105 requires the disclosure of the accounting policy for loan commitments, including methods and assumptions used to estimate the fair value of loan commitments, and any associated hedging strategies. SAB No. 105 is effective for derivative instruments entered into subsequent to March 31, 2004 and should be applied to existing instruments as appropriate. The Company has not yet completed its evaluation of SAB No. 105, but does not anticipate a material impact, if any, on the financial statements.

    In September 2004, The Emerging Issues Task Force ("EITF") reached a consensus on EITF Issue 04-08, "The Effect of Contingently Convertible Instruments on Diluted Earnings per Share," which requires the inclusion of shares related to contingently convertible debt instruments for computing diluted earnings earning per share using the "if converted method", regardless of whether the market price contingency has been met. EITF 04-08 will be effective for all periods ending after December 15, 2004 and includes retroactive adjustments to historically reported diluted earning per share. In management's opinion, the adoption of EITF 04-08 does not currently have an impact on the Company's operating results or financial position.

    In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-Monetary Assets, an Amendment of Accounting Principle Board (APB) No. 29". This statement amends APB Opinion No. 29, "Accounting for Nonmonetary Transactions". Earlier guidance had been based on the principle that exchanges of nonmonetary assets should be based on the fair value of the assets exchanged and APB No. 29 included certain exceptions to this principle. However, FASB No. 153 eliminated the specific exceptions for nonmonetary exchanges with a general exception rule for all exchanges of nonmonetary assets that do not have commercial and economic substance. A nonmonetary exchange has commercial substance only if the future cash flow of the entity is expected to change significantly as a result of the exchange. This statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The implementation of this SFAS No. 153 is not expected to have a material impact on the Company's financial statement presentation or its disclosures.

    In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No. 25. SFAS No. 123(R) will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. It is the opinion of management, that the adoption of this standard will not have a material impact on the Company's financial position or results of operations.

    In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154 ("SFAS No. 154"), "Accounting Changes and Error Corrections." This statement requires entities that voluntarily make a change in accounting principle to apply that change retrospectively to prior periods' financial statements, unless this would be impracticable. SFAS No. 154 supersedes APB Opinion No. 20, "Accounting Changes," which previously required that most voluntary changes in accounting principle be recognized by including in the current period's net income the cumulative effect of changing to the new accounting principle. SFAS No. 154 also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. SFAS No. 154 applies to accounting changes and error corrections that are made in fiscal years beginning after December 15, 2005. Management believes the adoption of this statement will not have an immediate material impact on the financial position of the Company.

    Year-End

    The Company adopted September 30th as its fiscal year end.

    Note 2 - Going Concern and Management's Plan

    The Company's financial statements as of March 31,2006, and for the six months ended March 31, 2006 and 2005, respectively, and from August 4, 2004 (date of inception) to March 31,2006 have been prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. From August 4, 2004 (date of inception) through March 31, 2006, the Company had a cumulative net loss of $1,416,638 and a negative cash flow from operations of $644,406. At March 31, 2006, the Company had a working capital deficit of $1,357,132 and a stockholders' deficit of $1,252,514. The financial statements do not include any adjustments that might result from the ultimate outcome of this uncertainty. As of March 31, 2006, the Company's working capital deficit may not enable it to meet certain financial objectives as presently structured.

    The rate at which the Company expends it financial resources is variable, may be accelerated, and will depend on many factors. In order to obtain the necessary operating and working capital, the Company is seeking either public or private equity investors and/or private debt financing. There can be no assurance that such additional funding, if any, will be available on acceptable terms. Subsequent to March 31, 2006, the Company has received approximately $120,600 in additional financing to meet its operating needs (See also Note 15). If the financing does not provide sufficient capital, certain shareholders of the Company have agreed to provide sufficient operating funds, as a loan, over the next twelve-month period. The Company's continued existence as a going concern is completely dependent upon its ability to grow sales and to secure equity and/or debt financing and there are no assurances that the Company will be successful. Without sufficient short-term financing it would be unlikely for the Company to continue as a going concern.

    Note 3 - Note Receivable

    On August 24, 2005, the Company loaned an unrelated company $15,000, as evidenced by an unsecured promissory note. This note bears interest at 6% per annum and is due June 24, 2006. For the six months ended March 31, 2006, the Company recognized $551 of accrued interest income.

    Note 4 - DVD Library

    The following is a summary of the library collection as of:


                                     March 31,
                                       2006
                                     ---------

DVD game library, beginning .        $174,277
Add: current period purchases          58,764
                                     --------
                                      233,041
                                     --------
    Less:
 Write-down of DVD Library ..            --
 Original cost of DVD library          14,572
 sold
 Accumulated depreciation ...         169,859
                                     --------
                                      184,431
                                     --------
DVD video game library, net .        $ 48,610
                                     ========


    Note 5 - Fixed Assets

    The Company has the following fixed assets as of:

                                       March 31,
                                         2005
                                       ---------
Property ......................        $26,140
Leasehold improvements ........          8,795
Software ......................         25,625
                                       -------
                                        60,560
 Less: accumulated depreciation
 and amortization .............         12,928
                                       -------
Fixed assets, net .............        $47,628
                                       =======


    Note 6 - Fixed Asset Purchases

    Asset Purchase No. 1

    On October 4, 2004, the Company purchased for $40,100, the entire DVD video game library of a Connecticut-based Company ("CC") in exchange for an unsecured promissory note in the amount of $40,000 and 1,000,000 shares of the Company's $0.0001 par value common stock, valued at $100. (See also Note 9.)

    Asset Purchase No. 2

    On October 4, 2004, the Company purchased the entire collection of video games for $34,431 and industry specific internal use software for $25,625 from a California-based Company ("CA"), in exchange for an unsecured promissory note in the amount of $60,000 and 562,500 shares of the Company's $0.0001 par value common stock, valued at $56 (See also Note 9,)

    Asset Purchase No. 3

    On November 22, 2004, the Company purchased 1,628 used DVD video games from a company for $39,000. An initial payment of $5,000 was made at the time of closing with the remaining balance of $34,000 due on February 5, 2005. (See also
Note 8.)

    Note 7 - Accrued Liabilities

    The Company had the following accrued liabilities as of:

                                          March 31,
                                            2006
                                          ---------
Accrued interest .................        $11,043
Compensation for services to .....          9,250
  non-employees
Wages due to officers ............         10,211
Taxes:
     Payroll .....................         24,805
     Business ....................          1,392
     Penalties and interest ......          3,231
                                          -------
    Total ........................         59,932
Accrued interest - related parties         38,229
                                          -------
    Total accrued liabilities ....        $98,161
                                          =======


    Note 8 - Notes Payable

    As of March 31, 2006, the Company is obligated on two promissory notes payable. The following describes the terms and conditions of each obligation:


                                                              March 31, 2006
                                                              --------------
     Note payable, past due, bearing default interest at
     18% per annum, secured by DVD video game library ..
     (See Note 6, Asset Purchase No. 3.) ...............        $ 28,000

     Three notes payable, three private entities,
     due September 30, 2006 bearing
     interest at 4% per annum
     and secured with Company assets ...................         305,000

                                                                --------
                                                                $333,000
                                                                ========




    Note 9 - Notes Payable and Amounts Due - Related Parties

    As of March 31, 2006, the Company owes the following related parties:

        o A public company [#1], managed, directed and partially owned by two of the officers, stockholders and directors of the Company in the form of a promissory note $391,696 bearing interest at 7% per annum and is due October 31, 2006. This note is unsecured. This note was created on October 31, 2005 with a principal amount of $333,837 and was the result of the Company converting operating capital advances under an open account into a formal agreement. On March 21, 2006 the Company amended the principal balance by adding $57,859 of debt that was originally recorded in accounts payable.

            As of March 31, 2006 and September 30, 2005, the Company owed the public company, under an open account $16,308 and $310,915, respectively.

            The Company has a forty-eight month lease with a related party public company. The Company is leasing computers, printers and other technology equipment necessary to conduct the day-to-day operations. Terms require a base rent of $667 per month and applicable sales taxes. Rents may increase from time to time due to the Company needing additional equipment as it expands its operations and network of distribution centers. (See also Note 14.)

        o The public company, the "Buyer" [#2], with whom the Company plans to merge its operations, borrowed $50,000 on March 15, 2006. (See also
            Note 15.) The loan is evidenced by a 180 day, 8.0%, unsecured promissory note.

        o A private party, also a stockholder, the Company borrowed $25,000 on March 3, 2006. No terms are attached to this loan.

        o   A private company, identified in Note 6 as "CC", Asset Purchase No.
            1. The debt is in the form of an unsecured promissory note dated October 4, 2004. The note is past due and is bearing interest at 18% per annum. At March 31, 2006 and September 30, 2005, the amount due is $35,000.

        o   A private company, identified in Note 6 as "CA", Asset Purchase No.
            2. The debt is in the form of an unsecured promissory note issued on October 4, 2004. The note is past due and is bearing interest at 18% per annum. At March 31, 2006 and September 30, 2005, the amount due is $59,000.

        o A limited liability corporation ("LLC"). The LLC is owed $150,000 as of March 31, 2006 and September 30, 2005, and the debt is evidenced by a 90 day secured promissory note dated May 23, 2005, bearing interest at 4%. This note is subordinated to the $305,000 promissory note disclosed in Note 8. On May 23, 2006, the note was extended to September 30, 2006, and, in consideration for the extension, 550,000 warrants were granted at exercise prices ranging from $1.00 per share to $1.50 per share, exercisable for twelve months through May 23, 2007. (See also Notes 10 and 15.)

        o A private company. This company is owned and managed by two of the Company's officers and stockholders, and as of March 31, 2006 and September 30, 2005, the Company owes $8,715. This amount is unsecured, non-interest bearing and due on demand.

        o Two officers, for an aggregate amount of $528. These obligations are unsecured, without interest and due on demand.

    Note 10 - Stockholders' Deficit

    Preferred Stock

    The Company is authorized to issue 10,000,000 shares of its $0.0001 par value preferred stock. As of December 31, 2005, no shares are issued and outstanding.

    Class A Common Stock

    The Company is authorized to issue 10,000,000 shares of its $0.0001 par value Class A common stock. Each holder of Class A common stock is entitled to 100 votes for each share of Class A common stock held. At the holder's sole discretion, they may convert all or part of their Class A common stock into an equal number of shares of common stock of the Company. The holders of Class A common stock are not entitled to cash dividends, but are entitled to receive stock or other property dividends. As of March 31, 2006, no shares are issued and outstanding.

    Common Stock

    The Company is authorized to issue 500,000,000 shares of its $0.0001 par value common stock. This class of stock allows a stockholder one vote for each share of common stock held.

    As of March 31, 2006, the issued and outstanding shares of the Company's $0.0001 par value common stock were 17,020,000 shares, respectively.

    At September 30, 2005, the Company had authorized the issuance of 3,112,500 shares of $0.0001 par value common stock, but these shares were not issued until November and December 2005.

    Common Stock Issuances and Authorized for Issuance

    On August 4, 2004, the Company issued 12,345,000 shares of common stock to founders at the fair market value of $0.0001 per share for cash.

    On September 8, 2004, the Company issued 1,562,500 shares of common stock to founders at the fair market value of $0.0001 per share for cash.

    On October 4, 2004, in connection with the purchases of two DVD library collections and software, the Company authorized the issuance of 1,562,500 shares of common stock, with a fair market price of $0.0001 per share. The shares were issued December 1, 2005.

    On May 31, 2005, the Company authorized the issuance of 650,000 shares of common stock for services with a fair market value of $0.0001 per share. The shares were issued December 1, 2005.

    On June 15, 2005, the Company authorized the issuance of 750,000 shares of common stock for services with a fair market value of $0.0001 per share. The shares were issued December 2, 2005.

    On June 16, 2005, the Company authorized the issuance of 134,250 shares of common stock for services with a fair market value of $0.0001per share. The shares were issued December 2, 2005.

    On August 26, 2005, the company authorized the issuance of 15,750 shares of common stock for services with a fair market value of $0.50 per share. The shares were issued November 30, 2005.

    OPTIONS

    On February 17, 2006, the Company granted options to eight individuals to purchase 2,007,000 shares of its par value common stock. Non-employees were granted a total of 457,000 options and employees/officers/directors were granted a total of 1,550,000 options. The options vest immediately with an exercise price of $0.50 per share. The exercise period is ten years from the grant date. These options are accounted for under SFAS No. 123(R), Share Based Payment, and are valued under the Black-Scholes option-pricing model.

    WARRANTS

    On May 23, 2006, the Company granted 550,000 warrants to a note holder in consideration for extending a past due promissory note. The warrants are assignable, have piggy-back registration rights and are exercisable for a twelve month period from the effective date of the extension. The following allotments determine the exercise price:

                    a.  100,000 shares                 $1.00
                    b.  150,000 shares                 $1.10
                    c.  150,000 shares                 $1.25
                    d.  150,000 shares                 $1.50

    Note 11 - Share Exchange Agreement

    On December 20, 2005, the stockholders of the Company agreed to terms of a Share Exchange Agreement, which upon closing, they would exchange 100% of their issued and outstanding shares of $0.0001 par value common stock for an equal number shares of $0.001 par value common stock in a Nevada corporation, a non-operating public shell company. This agreement was rescinded in February 2006.

    Note 12 - Income Taxes

    Deferred tax assets and liabilities are recognized based on the anticipated future tax effects arising from the differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases of assets and liabilities using enacted tax rates.

    For interim financial reporting purposes, the Company incurred a net operating loss. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. The Company has incurred a loss since its inception, August 4, 2004 to March 31, 2006 and, accordingly, no provision for income taxes has been recorded. Based on the available objective evidence, including the Company's history of losses, management conservatively believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, for interim reporting purposes, the Company provided for a full valuation allowance against its estimated net deferred tax assets at March 31,2006.

    Note 13 - Cash Flow Statements

NON-CASH INVESTING AND FINANCING

    For the six months ended March 31, 2006 and 2005, and from August 4, 2004 (date of inception) to March 31, 2006, non-cash investing and financing activities and supplemental cash flow information are included in the following:



                                                                                               Cumulative
                                                                                               from August
                                                                                                 4, 2004
                                                                                                (date of
                                                                                                inception)
                                                               Six months ended March 31,           to
                                                                  2006             2005          March 31,
                                                                                                   2006
                                                               ---------------------------------------------
Transactions
   a. Issuance of stock and notes payable for internal use
           software and video game library disks .........        $   --          $139,000        $139,000
   b.  Convert amounts due to related party to note
           payable - related party .......................         391,696            --           391,696
   c.  Credit received for sale of video game disks ......          11,365            --            11,365


    The Company did not pay any cash for interest and income taxes for the six month periods ended March 31, 2006 and 2005, respectively and from August 4, 2004 (date of inception) to March 31, 2006.

    Note 14 - Commitments and Contingencies

    Merger

    On March 20, 2006, the Company signed a letter of intent to enter into a Merger or a Share Exchange Agreement with a publicly- held Nevada corporation (See also Note 9.) Terms of this agreement require all the Company's stockholders to exchange 100% of their shares of common stock, for a proportionate number of shares of the public company's common stock. Upon the effective date of the closing, the public company will be the surviving entity, will change its name to "Gottaplay Interactive, Inc." and will assume all operations, assets and remaining debts of the Company.

    Facilities

    The Company conducts a substantial portion of its operations utilizing leased facilities. The Company is obligated on four leases:

        o one for its corporate headquarters located in Gig Harbor, Washington,

        o two distribution centers, one each located in the states of Georgia and Connecticut. Certain of these leases include a base fee for office infrastructure items such as communications and office furnishings and are included in the schedule below, and

        o   a west coast distribution center located in California.

    Future estimated annual minimum operating lease payments are approximately:

                     Fiscal periods ending March 31:

                     2007              $        43,000
                     2008                       32,500
                     2009                        8,900
                                          ----------------
                                       $        84,400

                                          ================


    The Company had rented its California distribution center from a related party until January 2006, at which time this center was moved to a new location in Anaheim, CA. Rent was $1,500 per month and was on a month-to-month term. On December 13, 2005, the Company entered into a one-year lease for its new California distribution center. The lease term begins on January 1, 2006 and with a monthly rental of $2,145. This lease is renewable.

    For the six months ended March 31, 2006 and 2004, facility rental expense was $43,637 and $9,750, respectively.

    PERSONAL PROPERTY

    The Company entered into a personal property lease with the public company, a related party discussed in Note 9, for a term of forty-eight months. The Company is leasing computers, printers and other technology equipment necessary to conduct the day-to-day operations. Terms require a base rent of $667 per month and applicable sales taxes. Rents may increase from time to time due to the Company needing additional equipment as it expands its operations and network of distribution centers. For the quarters ended March 31, 2006 and 2005, rental expense for this personal property was approximately $4,001 and $-0-, respectively.

    Future minimum annual operating lease payments are:

                         Fiscal periods ended March 31:

                         2007              $           8,004
                         2008                          8,004
                         2009                          8,004
                         2010                          2,335
                                              ---------------
                                           $          26,347

                                              ===============


    From October 4, 2004 through March 31, 2006 and to the date of this report, the Company has utilized the services of several independent contractors. In the opinion of management, these individuals are not employees.

    Note 15 - Subsequent Events

    On May 16, 2006, the public company #2, with whom Gotaplay intends to merge with, filed with the U.S. Securities and Exchange Commission ("SEC"), a Schedule 14C, Information Statement. The Information Statement is pending approval by the SEC.

    From April 1, 2006 to June 8, 2006, the Company borrowed an additional $37,600 from a related party who is already owed $150,000 at March 31, 2006. (See also Note 8.)

    In April and May 2006, the Company borrowed a total of $83,000 from the public company #2, the Buyer, with whom it plans to merge, as previously discussed in Note 14.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)

                                 Balance Sheets
                                      as of
                           September 30, 2005 and 2004

                                       and

                            Statements of Operations,
                             Stockholders' Deficit,
                                       and
                                   Cash Flows
                               For the Year ended
                      September 30, 2005 and for the period
            August 4, 2004 (Date of Inception) to September 30, 2004
                                       and
                                 for the period
                       August 4, 2004 (Date of Inception)
                                     through
                               September 30, 2005

                                TABLE OF CONTENTS





                                                                           PAGE

Independent Registered Public Accounting Firm Reports                        1

Balance Sheets                                                               3

Statements of Operations                                                     4

Statement of Stockholders' Deficit                                           5

Statements of Cash Flows                                                     6

Footnotes                                                                    7

BECKSTEAD AND WATTS, LLP
Certified Public Accountants
                                                    2425 W Horizon Ridge Parkway
                                                             Henderson, NV 89052
                                                              702.257.1984 (tel)
                                                              702.362.0540 (fax)



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We have audited the accompanying balance sheets of Gotaplay Interactive, Inc. (the "Company") (A Development Stage Company), as of September 30, 2005 and the related statements of operations, stockholders' (deficit), and cash flows for the year ended September 30, 2005, and for the period from August 4, 2004 (Date of Inception) to September 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gotaplay Interactive, Inc. (A Development Stage Company) as of September 30, 2005 and the related statements of operations, stockholders' (deficit), and cash flows for the year ended September 30, 2005, and for the period from August 4, 2004 (Date of Inception) to September 30, 2005, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had limited operations and has not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




January 27, 2006

Beckstead and Watts, LLP
Certified Public Accountants
                                                        3340 Wynn Road, Suite B
                                                            Las Vegas, NV 89102
                                                             702.257.1984 (tel)
                                                             702.362.0540 (fax)


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Gotaplay Interactive, Inc.
Tacoma, WA

We have audited the Balance Sheet of Gotaplay Interactive, Inc. (the "Company"), as of September 30, 2004, and the related Statement of Operations, Stockholders' Deficit, and Cash Flows for the period from August 4, 2004 (inception) to September 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gotaplay Interactive, Inc. as of September 30, 2004, and the results of its operations, equity and cash flows for the period August 4, 2004 (inception) to September 30, 2004, in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



November 9, 2004

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                                 Balance Sheets


                                                                  September 30, 2005         September 30, 2004
                                                                 ---------------------      ---------------------

                                    Assets

Current assets
    Cash                                                           $            7,918        $            1,091
    Prepaid expenses                                                            5,250                        --
    Note receivable                                                            15,000                        --
                                                                 ---------------------      ---------------------
           Total current assets                                                28,168                     1,091
                                                                 ---------------------      ---------------------
Other assets
    DVD library, net                                                           54,416                        --
    Fixed assets, net                                                          53,450                        --
    Deposits                                                                    8,376                        --
                                                                 ---------------------      ---------------------
           Total other assets                                                 116,242                        --
                                                                 ---------------------      ---------------------
           Total assets                                            $          144,410        $             1,091
                                                                   ==================       =====================

                      Liabilities and Stockholders' Deficit

Current liabilities
    Accounts payable                                               $          110,789         $               --
    Accounts payable - related parties                                         48,211                         --
    Accrued liabilities                                                        54,950                         --
    Deferred revenue                                                            4,103                         --
    Note payable                                                               31,750                         --
    Notes payable - related parties                                           245,000                         --
    Amounts due to other related parties                                      320,158                      5,445
                                                                 ---------------------      ---------------------
           Total current liabilities                                          814,961                      5,445
                                                                 ---------------------      ---------------------
Commitments and contingencies

Stockholders' deficit
    Preferred stock, $0.0001 par value, 10,000,000 shares
       authorized, none issued and outstanding                                     --                         --
    Class A common stock, $0.0001 par value, 10,000,000 shares
       authorized, none issued and outstanding                                     --                         --
    Common stock, $0.0001 par value, 500,000,000 shares
       authorized, 13,907,500 and 13,907,500 shares issued and
       outstanding at September 30, 2005 and 2004, respectively                 1,391                      1,391
    Additional paid-in capital                                                122,500                         --
    Common stock, authorized, but unissued                                      8,184                         --
    Subscription receivable                                                     (300)                      (300)
    Prepaid services paid with common stock                                   (3,500)                         --
    Accumulated deficit during development stage                            (798,826)                    (5,445)
                                                                 ---------------------      ---------------------
           Total stockholders' deficit                                      (670,551)                    (4,354)
                                                                 ---------------------      ---------------------
           Total liabilities and stockholders' deficit             $          144,410         $            1,091
                                                                 =====================      =====================






The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                            Statements of Operations





                                                                                 August 4, 2004      Cumulative results of
                                                                                    (date of          operations from August
                                                              Year ended          inception) to          4, 2004 (date of
                                                             September 30,        September 30,            inception)
                                                                 2005                 2004            to September 30, 2005
                                                           ------------------    ----------------    -------------------------
Revenues from subscriptions                                     $     96,573       $          --       $               96,573
    Cost of subscription revenues                                    204,648                  --                      204,648
                                                           ------------------    ----------------    -------------------------
    Loss before operating expenses                                 (108,075)                  --                    (108,075)
                                                           ------------------    ----------------    -------------------------
Operating expenses
    Fulfillment                                                      245,618                  --                      245,618
    Technology and development                                        73,405                  --                       73,405
    Advertising and marketing                                         36,907                  --                       36,907
    General and administrative                                       107,246               1,045                      108,291
    Officers' compensation                                           149,967                  --                      149,967
    Related party expenses                                            47,805               4,400                       52,205
    Stock-based compensation                                           4,528                  --                        4,528
                                                           ------------------    ----------------    -------------------------
    Total operating expenses                                         665,476               5,445                      670,921
                                                           ------------------    ----------------    -------------------------
    Loss from operations                                           (773,551)             (5,445)                    (778,996)

Other income (expense)
    Interest expense                                                (19,830)                  --                     (19,830)
                                                           ------------------    ----------------    -------------------------
    Net loss before income taxes                                   (793,381)             (5,445)                    (798,826)

Provision for income taxes                                                --                  --                           --
                                                           ------------------    ----------------    -------------------------
    Net loss                                                   $   (793,381)         $   (5,445)            $       (798,826)
                                                           ==================    ================    =========================

Weighted average shares outstanding of common stock,
         basic and diluted                                        13,907,500          12,964,612                   13,778,215
                                                           ==================    ================    =========================
Net loss per common shares outstanding, basic and diluted  $          (0.06)       $      (0.00)        $              (0.06)
                                                           ==================    ================    =========================











The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc..
                          (a Development Stage Company)
                       Statement of Stockholders' Deficit

            August 4, 2004 (date of inception) to September 30, 2005




                                                                                     Common
                                                                                      Stock
                                                                                   Authorized
                                             Common Stock           Additional         but
                                     -------------------------        Paid-In        Unissued
                                       Shares         Amount          Capital         Amount
                                     ------------    ---------      ----------   ------------
Issuance of common stock to
    founders at par value,
    August 4, 2004 ..............     12,345,000     $    1,235     $     --       $     --

Issuance of common stock to
    founders at par value,
    September 8, 2004............      1,562,500            156           --             --

Net loss, August 4, 2004 (date of
    inception) to
    September 30, 2004 ..........           --             --             --             --
                                      ----------        --------       --------     ----------
Balance, September 30, 2004 .....     13,907,500          1,391           --             --
                                      ----------        --------       --------     ----------
Authorization to issue common
    stock at par value for DVD
    library, October 4, 2004 ....           --             --             --              156

Authorization to issue common
    stock at par value for
    services, May 31, 2005 ......           --             --             --               65

Authorization to issue common
    stock at par  value for
    services, June 15, 2005 .....           --             --             --               75

Authorization to issue common
    stock at par value for
    services, June 16, 2005 .....           --             --             --               13

Authorization to issue common
    stock at $0.50 per share
    for services and prepaid
    services, August 26, 2005 ...           --             --             --            7,875

Recognition of non compensated
    services from October 1, 2004
    to March 31, 2005 ...........           --             --          122,500           --

Net loss, year ended
    September 30, 2005 ..........           --             --             --             --
                                      ----------      ----------     ----------     ----------
Balance, September 30, 2005 .....     13,907,500     $    1,391     $  122,500     $    8,184
                                      ==========      ==========     ==========     ==========

(Continued from table above, first column repeated)

                                                                        Accumulated
                                                       Prepaid           (Deficit)
                                                       Services           during            Total
                                    Subscription         With           Development      Stockholders'
                                     Receivable      Common Stock          Stage            Deficit
                                    ------------     ------------      ------------     -------------
Issuance of common stock to
    founders at par value,
    August 4, 2004 ..............    $     (300)     $     --        $     --        $      935

Issuance of common stock to
    founders at par value,
     September 8, 2004...........           --              --              --               156

Net loss, August 4, 2004 (date of
    inception) to
    September 30, 2004 ..........           --              --            (5,445)         (5,445)
                                      ----------      ----------      ----------      ----------
Balance, September 30, 2004 .....         (300)             --            (5,445)         (4,354)
                                      ----------      ----------      ----------      ----------
Authorization to issue common
    stock at par value for DVD
    library, October 4, 2004 ....           --              --              --               156

Authorization to issue common
    stock at par value for
    services, May 31, 2005 ......           --              --              --                65

Authorization to issue common
    stock at par  value for
    services, June 15, 2005 .....           --              --              --                75

Authorization to issue common
    stock at par value for
    services, June 16, 2005 .....           --              --              --                13

Authorization to issue common
    stock at $0.50 per share
    for services and prepaid
    services, August 26, 2005 ...           --            (3,500)           --             4,375

Recognition of non compensated
    services from October 1, 2004
    to March 31, 2005 ...........           --              --              --           122,500

Net loss, year ended
    September 30, 2005 ..........           --              --          (793,381)       (793,381)
                                      ----------      ----------      ----------      ----------
Balance, September 30, 2005 .....     $     (300)     $   (3,500)     $ (798,826)     $ (670,551)
                                      ==========      ==========      ==========      ==========



The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                            Statements of Cash Flows


                                                                                           August 4, 2004        Cumulative cash
                                                                                              (date of         flows from August 4,
                                                                        Year ended         inception) to           2004 (date of
                                                                       September 30,       September 30,           inception) to
                                                                           2005                 2004            September 30, 2005
                                                                      ----------------    -----------------    ---------------------
Increase (Decrease) in Cash
    Net loss                                                          $     (793,381)     $       (5,445)      $        (798,826)
    Adjustment to reconcile net loss to cash (used) in
        operating activities:
        Depreciation and amortization                                        126,972                  --                 126,972
        Write-down of DVD library                                             53,108                  --                  53,108
        Non compensated  services rendered                                   122,500                  --                 122,500
        Share-based compensation for services rendered                         4,528                  --                   4,528

           Changes in assets and liabilities:
             Deposits                                                         (8,376)                 --                  (8,376)
             Accounts payable                                                110,789                  --                 110,789
             Accounts payable - related party                                 48,211                  --                  48,211
             Accrued liabilities                                              54,950                  --                  54,950
             Deferred revenue                                                  4,103                  --                   4,103
             Prepaid expenses                                                 (5,250)                 --                  (5,250)
                                                                      ----------------    -----------------    ---------------------
               Net cash (used) in operating activities                      (281,846)             (5,445)               (287,291)
                                                                      ----------------    -----------------    ---------------------
Cash flows from investing activities
    Purchase of equipment and leaseholds                                     (34,936)                 --                 (34,936)
    Purchase of DVD library                                                 (113,854)                 --                (113,854)
    Additions to note receivable                                             (15,000)                 --                 (15,000)
                                                                      ----------------    -----------------    ---------------------
               Net cash (used) in investing activities                      (163,790)                 --                (163,790)
                                                                      ----------------    -----------------    ---------------------
Cash flows from financing activities
    Payments on notes payable                                                 (7,250)                 --                  (7,250)
    Proceeds from note payable - related party                               150,000                  --                 150,000
    Payments on notes payable - related party                                 (5,000)                 --                  (5,000)
    Proceeds from loans - related parties                                    338,800               5,445                 344,245
    Payments from loans - related parties                                    (24,087)                 --                 (24,087)
    Proceeds from issuance of common stock                                        --               1,091                   1,091
                                                                      ----------------    -----------------    ---------------------
               Net cash provided by financing activities                     452,463               6,536                 458,999
                                                                      ----------------    -----------------    ---------------------
Net increase in cash                                                           6,827               1,091                   7,918
Cash at beginning of period                                                    1,091                  --                      --
                                                                      ----------------    -----------------    ---------------------
Cash at end of period                                                 $        7,918      $        1,091       $           7,918
                                                                      ================    =================    =====================


Supplemental disclosures and non-cash investing and financing activities - see
Note 11.

The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                          Notes to Financial Statements





Note 1 - Organization and Summary of Significant Accounting Policies

Organization and Description of Business

   The Company was organized August 4, 2004 (date of inception) under the laws of the State of Nevada, as Gotaplay Interactive, Inc. (the "Company") and began operations on October 4, 2004. The Company is an online video game rental subscription service, providing subscribers with access to a comprehensive library of titles. For the standard subscription plan of $20.95 per month, subscribers can generally have up to two titles out at the same time with no due dates, late fees or shipping charges. In addition to the standard plan, the Company offers other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Subscribers select titles at the Company's website, aided by its proprietary recommendation service, and generally receive the DVD game within three business days by U.S. Postal mail service. The gamers then return the DVD game at their convenience using the Company's prepaid mailers. After a title has been returned, the Company mails a title from the subscriber's game queue. All of the Company's subscription revenues are generated in the United States of America.

   Since August 4, 2004, the Company has had limited operations and, in management's opinion, has not generated significant revenues. In accordance with Statement of Financial Accounting Standards No. 7 (SFAS No. 7) "Accounting and Reporting by Development Stage Enterprises", it is management's position that the Company is a development stage company because it has not generated significant revenues and continues to devote substantial efforts in raising needed operating and working capital.

Revenue Recognition and Deferred Revenue

   After an initial ten-day satisfaction guaranteed period, the Company recognizes subscription revenue ratably during each subscriber's monthly subscription period. For financial reporting purposes, the Company allocates subscription fees over the number of days in the month in which the fee was charged. During the initial ten-day period, a new subscriber has the right to rescind its agreement and receive full credit for the charge.

   As of September 30, 2005, the Company reported $4,103 of deferred revenue, which will be fully recognized in the month of October 2005. The Company did not have revenues for the period August 4, 2004 (date of inception) to September 30, 2004. All authorized refunds to subscribers are recorded as a reduction of revenues. Revenues from sales of used video games will be recorded upon shipment.

Cost of Revenues

   Cost of subscription revenue generally consists of depreciation, any write-down due to lost or damaged disks, postage and mailers provided to paying subscribers. Credit card settlement fees are also included in this category because every subscription processed incurs a merchant transaction fee, which is calculated as a direct percentage of the subscription charge.

   When used DVD games are sold, the net book value, and any handling and shipping fees, are considered costs of the sale.

Fulfillment Expenses

   Fulfillment expenses represent those costs incurred in operating and staffing the Company's fulfillment and customer service centers, including costs attributable to receiving, inspecting and warehousing the Company's DVD library.

Technology and Development Expenses

   Technology and development expenses consist of payroll, indirect labor costs and payroll burden, outside contractual fees and other incidental costs directly related with the continuation of modifying and developing better solutions that will enhance the utility and functionality of the Company's web site and the improvement to certain internal use software systems. All development expenses are expensed as incurred within this classification.

Advertising Expenses

   Advertising costs are expensed as incurred. For the year ended September 30, 2005 advertising expenses totaled $2,735. The Company did not have advertising costs for the period ended September 30, 2004.

Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting periods. Significant items, though not limited to, that are subject to estimates and assumptions include:

     a.   carrying amounts of the DVD game library;
     b.   depreciation of software;
     c.   depreciation and amortization of property and leaseholds;
     d.   valuation of stock-based compensation; and
     e.   calculation and estimation of deferred income taxes.

   From time to time, the Company will re-evaluate its estimates, including the useful lives and residual values surrounding the DVD game library. The Company bases its estimates on industry and historical experience, the utility and churn ratio of the game library, and on various other facts under the circumstances deemed reasonable at the time. Actual results may differ from these estimates.

Reclassifications

   Certain amounts previously reported in previous periods have been reclassified to conform the Company's current period presentation.

Cash and Cash Equivalents

   The Company considers all highly liquid instruments with original maturities of three months or less at the date of purchase to be cash equivalents.

Concentrations

   The Company maintains its cash in bank deposit accounts, which at time may exceed the federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

   The Company has four vendor relationships that are critical to the day-to-day operations. One vendor supplies DVD library videos, one provides delivery of the video games to and from the customer, one is a global search engine website and one is in communications. The Company sells subscriptions, its sole source of revenue for the period ended September 30, 2005, to the individual general public throughout the United States of America.

Fair value of Financial Instruments

   Financial instruments consist principally of cash, accounts and related party receivables, trade and related party payables, accrued liabilities, short-term obligations and notes receivable. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

Notes Receivable

   The Company evaluates the collectibility of all short-term receivables periodically during the fiscal year. If, in management's best estimate, a portion or all of the receivable is deemed at risk for full collection within a reasonable period of time, the Company will write down the asset to its estimated net realizable value.

Reporting on the Costs of Start-Up Activities

   Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Loss per Common Share

   Basic loss per common share is provided in accordance with SFAS 128, "Earnings Per Share." Basic loss per common share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per common share is computed by dividing the net loss by the weighted average number of common shares including the dilutive effect of common share equivalents then outstanding. Common stock equivalents are not included in the computation of diluted net loss per common share because the effect would be anti-dilutive.

Share-Based Payments

   In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No.
   25. SFAS No. 123(R) is effective for interim or annual reporting periods beginning on or after June 15, 2005.

Dividends

   The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Comprehensive Loss

   The Company has no components of other comprehensive loss. Accordingly, net loss equals comprehensive loss for all periods.

Segment Reporting

   The Company follows SFAS No. 130, "Disclosures About Segments of an Enterprise and Related Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income Taxes

   The Company follows SFAS No. 109, "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

   Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

DVD Library

   The Company records the purchase of new and/or used DVD's at cost. It depreciates the DVD video game library, less estimated salvage value of $1.00 per DVD, on a "sum-of-the-months" accelerated basis over the estimated economic useful life of each title. The economic useful life of a new release DVD game is estimated to be one year. In estimating the economic useful life of its DVD video game library, the Company considers the potential utilization, damage and loss.

Fixed Assets

   Property

   Property is recorded at cost. The cost of maintenance and repairs of equipment is charged to operating expense when incurred. Depreciation and amortization is determined based upon the assets' estimated useful lives, and is calculated on a straight-line basis when the asset is placed in service. When the Company sells, disposes or retires equipment or replaces a leasehold improvement, the related gains or losses are included in operating results.

   Property is depreciated over seven years and begins when it is placed in service. Depreciation expense for the periods ended September 30, 2005 and 2004 was $1,082 and $-0-, respectively.

   Leasehold Improvements

   Leasehold improvements are recorded at cost. The Company capitalized $8,795 of leasehold improvements in fiscal 2005 and amortized these improvements over the remaining lease term. Amortization expense for the periods ended September 30, 2005 and 2004 was $903 and $-0-, respectively.

   Software

   Software is recorded at cost and consists of applications acquired by the Company on October 4, 2004. The cost was $25,625 and is amortized over sixty months. For the periods ended September 30, 2005 and 2004, the Company depreciated $5,125 and $-0-, respectively.

Impairment of Long-Lived Assets

   In accordance with SFAS No.144, "Accounting for the Impairment or Disposal of Long-lived Assets", the Company assesses long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be fully recoverable. Recoverability of asset groups to be held and used in measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of an asset group exceeds the fair value of the asset group. The Company evaluated its long-lived assets and no impairment charges were recorded for any of the periods presented.

Recent Authoritative Accounting Pronouncements

   In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 changes the classification in the statement of financial position of certain common financial instruments from either equity or mezzanine presentation to liabilities and requires an issuer of those financial statements to recognize changes in fair value or redemption amount, as applicable, in earnings. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and with one exception, is effective at the beginning of the first interim period beginning after June 15, 2003. The effect of adopting SFAS No. 150 will be recognized as a cumulative effect of an accounting change as of the beginning of the period of adoption. Restatement of prior periods is not permitted. The adoption of SFAS No. 150 did not have an impact on the Company's financial position or results of operations.

   In March 2004, the U.S. Securities and Exchange Commission's Office of the Chief Accountant and the Division of Corporate Finance released Staff Accounting Bulletin ("SAB") No. 105, "Loan Commitments Accounted for as Derivative Instruments". This bulletin contains specific guidance on the inputs to a valuation-recognition model to measure loan commitments accounted for at fair value, and requires that fair-value measurement include only differences between the guaranteed interest rate in the loan commitment and market interest rate, excluding any expected future cash flows related to the customer relationship or loan servicing. In addition, SAB No. 105 requires the disclosure of the accounting policy for loan commitments, including methods and assumptions used to estimate the fair value of loan commitments, and any associated hedging strategies. SAB No. 105 is effective for derivative instruments entered into subsequent to March 31, 2004 and should be applied to existing instruments as appropriate. The Company has not yet completed its evaluation of SAB No. 105, but does not anticipate a material impact, if any, on the financial statements.

   In September 2004, The Emerging Issues Task Force ("EITF") reached a consensus on EITF Issue 04-08, "The Effect of Contingently Convertible Instruments on Diluted Earnings per Share," which requires the inclusion of shares related to contingently convertible debt instruments for computing diluted earnings earning per share using the "if converted method", regardless of whether the market price contingency has been met. EITF 04-08 will be effective for all periods ending after December 15, 2004 and includes retroactive adjustments to historically reported diluted earning per share. In management's opinion, the adoption of EITF 04-08 does not currently have an impact on the Company's operating results or financial position.

   In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-Monetary Assets, an Amendment of Accounting Principle Board (APB) No. 29". This statement amends APB Opinion No. 29, "Accounting for Nonmonetary Transactions". Earlier guidance had been based on the principle that exchanges of nonmonetary assets should be based on the fair value of the assets exchanged and APB No. 29 included certain exceptions to this principle. However, FASB No. 153 eliminated the specific exceptions for nonmonetary exchanges with a general exception rule for all exchanges of nonmonetary assets that do not have commercial and economic substance. A nonmonetary exchange has commercial substance only if the future cash flows of the entity is expected to change significantly as a result of the exchange. This statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The implementation of this SFAS No. 153 is not expected to have a material impact on the Company's financial statement presentation or its disclosures.

   In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No.
   25. SFAS No. 123(R) is effective for interim or annual reporting periods beginning on or after June 15, 2005. It is the opinion of management, that the adoption of this standard will not have a material impact on the Company's financial position or results of operations.

   In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154 ("SFAS No. 154"), "Accounting Changes and Error Corrections." This statement requires entities that voluntarily make a change in accounting principle to apply that change retrospectively to prior periods' financial statements, unless this would be impracticable. SFAS No. 154 supersedes APB Opinion No. 20, "Accounting Changes," which previously required that most voluntary changes in accounting principle be recognized by including in the current period's net income the cumulative effect of changing to the new accounting principle. SFAS No. 154 also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. SFAS No. 154 applies to accounting changes and error corrections that are made in fiscal years beginning after December 15, 2005. Management believes the adoption of this statement will not have an immediate material impact on the financial position of the Company.

Year-End

   The Company adopted September 30th as its fiscal year end.

Note 2 - Going Concern and Management's Plan

   The Company's financial statements as of and for the periods ended September 30, 2005 and 2004 have been prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. From August 4, 2004 (date of inception) through September 30, 2005, the Company had a cumulative net loss of $798,826 and a negative cash flow from operations of $287,291. At September 30, 2005, the Company had a working capital deficit of $786,793 and a stockholders' deficit of $670,551. The financial statements do not include any adjustments that might result from the ultimate outcome of this uncertainty. As of September 30, 2005, the Company's working capital deficit may not enable it to meet certain financial objectives as presently structured.

   The rate at which the Company expends it financial resources is variable, may be accelerated, and will depend on many factors. In order to obtain the necessary operating and working capital, the Company is seeking either public or private equity investors and/or private debt financing. There can be no assurance that such additional funding, if any, will be available on acceptable terms. If the financing does not provide sufficient capital, some of the shareholders of the Company have agreed to provide sufficient funds as a loan over the next twelve-month period. The Company's continued existence as a going concern is completely dependent upon its ability to grow sales and to secure equity and/or debt financing and there are no assurances that the Company will be successful. Without sufficient short-term financing it would be unlikely for the Company to continue as a going concern.

Note 3 - Note Receivable

   On August 24, 2005, the Company loaned an unrelated company $15,000, as evidenced by an unsecured promissory note. This note bears interest at 6% per annum and is due February 19, 2006.

Note 4 - DVD Library

   The following is a summary of the library collection as of September 30:

                                                 2005                 2004
                                              -----------      --------------
DVD video game library ................        $227,385        $         --
                                               --------        --------------
Less:
     Write-down of DVD Library ........          53,108                  --
     Accumulated depreciation .........         119,861                  --
                                               --------        --------------
                                                172,969                  --
                                               --------        --------------
DVD video game library, net ...........        $ 54,416        $         --
                                               ========        ==============

Note 5 - Fixed Assets

   The Company has the following fixed assets as of September 30:

                                     2005            2004
                                  ---------    --------------
Property .....................     $26,140     $        --
Leasehold improvements .......       8,795              --
Software .....................      25,625              --
                                   -------     -------------
                                    60,560              --
Less: accumulated depreciation
         and amortization ....       7,110              --
                                   -------     -------------
Fixed assets, net ............     $53,450     $        --
                                   =======     =============

Note 6 - Fixed Asset Purchases

Asset Purchase No. 1

   On October 4, 2004, the Company purchased for $40,100, the entire DVD video game library of a Connecticut-based Company ("CC") in exchange for an unsecured promissory note in the amount of $40,000 and 1,000,000 shares of the Company's $0.0001 par value common stock, valued at $100. (See also Note 7.)

Asset Purchase No. 2

   On October 4, 2004, the Company purchased the entire collection of video games for $34,431 and industry specific internal use software for $25,625 from a California-based Company ("CA"), in exchange for an unsecured promissory note in the amount of $60,000 and 562,500 shares of the Company's $0.0001 par value common stock, valued at $56.
   (See also Note 7.)

Asset Purchase No. 3

   On November 22, 2004, the Company purchase 1,628 used DVD video games from a company for $39,000. An initial payment of $5,000 was made at the time of closing with the remaining balance of $34,000 due on February 5, 2005. The Company has made principal payments totaling $2,250 through September 30, 2005 and is past due. The note is bearing default interest at a rate of 18% per annum and is secured by DVD video game library. The balance due at September 30, 2005 is $31,750.

Note 7 - Related Party Transactions

At September 30, 2005, the Company owes the following related parties:

o A public company, managed, directed and partially owned by two of the officers, stockholders and directors of the Company in the amount of $310,915. The funds were advanced for operating purposes. The debt is unsecured, due on demand and without interest. However, between October 1, 2005 and October 31, 2005, the Company was advanced an additional $22,922. The total debt, $333,837 at October 31, 2005 was converted into an unsecured promissory note in the amount of $333,837, bearing interest at 7% per annum and due within one year from the date of issuance. At September 30, 2004, the Company owed this public company $5,445. (See also Note 13.)

         In addition, at September 30, 2005, the Company owes $29,805 to this public company for services and computer equipment rental.

         The Company has a forty-eight month lease with a related party public company. The Company is leasing computers, printers and other technology equipment necessary to conduct the day-to-day operations. Terms require a base rent of $667 per month and applicable sales taxes. Rents may increase from time to time due to the Company needing additional equipment as it expands its operations and network of distribution centers. (See also Note 12)

o        A private company, identified in Note 6 as "CC", Asset Purchase No. 1.
         The debt is in the form of an unsecured promissory note dated October 4, 2004. The note is past due and is bearing interest at 18% per annum. At September 30, 2005 the amount due is $35,000.

o        A private company, identified in Note 6 as "CA", Asset Purchase No. 2.
         The debt is in the form of an unsecured promissory note issued on October 4, 2004. The note is past due and is bearing interest at 18% per annum. At September 30, 2005 the amount due is $60,000.

o A limited liability corporation ("LLC"). The LLC is owed $150,000 as of September 30, 2005 and the debt is evidenced by a 90 day secured promissory note dated May 23, 2005, bearing interest at 4%. The note is past due. (See also Note 13.)

o A private company, owned and managed by two of the Company's officers and stockholders, in the amount of $8,715. This amount is unsecured, non-interest bearing and due on demand.

o A private company, related to a stockholder. The Company rented its California distribution center from this party. At September 30, 2005 and 2004, the amount due to this related party was $15,000 and $-0-, respectively. Rent is $1,500 per month and is on a month-to-month term. (See also Note 12.)

o        Two officers and two stockholders, for an aggregate amount of $3,934.
         These obligations are unsecured, without interest and due on demand.

The Company authorized the issuance of common stock, $0.0001 par value per share, to related parties for periods ended September 30 as follows:

                   Period            Shares            Cash          Non-Cash           Total
              ------------------ ---------------- --------------- ---------------- ----------------
                    2004            6,312,500          $631            $ --             $631
                    2005            3,581,750           119             239              358
                                 ---------------- --------------- ---------------- ----------------
                          Total     9,894,250          $750            $239             $989
                                 ================ =============== ================ ================

Note 8 - Accrued Liabilities

   The Company had the following accrued liabilities as of September 30:

                                                2005                2004
                                               -------     -----------------

Accrued interest .........................     $19,092     $             --
Compensation for services to non-employees       9,000                   --
Wages due to officers ....................       8,000                   --
Taxes:
     Payroll .............................      12,447                   --
     Business ............................         667                   --
Other ....................................       5,744                   --
                                               -------     ------------------
    Total ................................     $54,950     $             --
                                               =======     ==================


Note 9 - Stockholders' Deficit

Preferred Stock

   The Company is authorized to issue 10,000,000 shares of its $0.0001 par value preferred stock. As of September 30, 2005, no shares are issued and outstanding.

Class A Common Stock

   The Company is authorized to issue 10,000,000 shares of its $0.0001 par value Class A common stock. Each holder of Class A common stock is entitled to 100 votes for each share of Class A common stock held. At the holder's sole discretion, they may convert all or part of their Class A common stock into an equal number of shares of common stock of the Company. The holders of Class A common stock are not entitled to cash dividends, but are entitled to receive stock or other property dividends. As of September 30, 2005, no shares are issued and outstanding.

Common Stock

   The Company is authorized to issue 500,000,000 shares of its $0.0001 par value common stock. This class of stock allows a stockholder one vote for each share of common stock held.

   As of September 30, 2005 and 2004, the issued and outstanding shares of the Company's $0.0001 par value common stock were 13,907,500 and 13,907,500 shares, respectively.

   At September 30, 2005, the Company had authorized the issuance of 3,112,500 shares of $0.0001 par value common stock, but these shares were not issued until November and December 2005.

Common Stock Issuances and Authorized for Issuance

   On August 4, 2004, the Company issued 12,345,000 shares of common stock to founders at the fair market value of $0.0001 per share for cash.

   On September 8, 2004, the Company issued 1,562,500 shares of common stock to founders at the fair market value of $0.0001 per share for cash.

   On October 4, 2004, in connection with the purchases of two DVD library collections and software, the Company authorized the issuance of 1,562,500 shares of common stock, with a fair market price of $0.0001 per share. The shares were issued December 2005.

   On May 31, 2005, the Company authorized the issuance of 650,000 shares of common stock for services with a fair market value of $0.0001 per share. The shares were issued December 2005.

   On June 15, 2005, the Company authorized the issuance of 750,000 shares of common stock for services with a fair market value of $0.0001 per share. The shares were issued December 2005.

   On June 16, 2005, the Company authorized the issuance of 134,250 shares of common stock for services with a fair market value of $0.0001per share. The shares were issued December 2005.

   On August 26, 2005, the company authorized the issuance of 15,750 shares of common stock for services with a fair market value of $0.50 per share. The shares were issued November 2005.

Note 10 - Income Taxes

   Deferred tax assets and liabilities are recognized based on the anticipated future tax effects arising from the differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases of assets and liabilities using enacted tax rates. The following is a reconciliation of the Federal and state statutory income tax amount to the provision for income taxes for the year ended September 30, 2005 and the period ended August 4, 2004 (date of inception) to September 30, 2004:


                                                2005           2004
                                             ---------      ---------
Federal and state statutory rates at 35%     $(277,600)     $  (1,900)
Permanent differences ..................        44,400           --
Temporary differences ..................        (1,000)          --
                                              (232,200)        (1,900)
                                             ---------      ---------
Increase in valuation allowance ........     $ 232,200      $   1,900
                                             =========      =========

The significant components of the Company's deferred tax at September 30 are as follows:

                                                          2005           2004
                                                       ---------      ----------
Deferred tax assets:
  Net operating loss carryforwards ...............     $ 234,100      $   1,900
  Amortization and depreciation ..................           300           --
                                                       ---------      ---------
  Total deferred tax assets ......................       234,400          1,900
                                                       ---------      ---------

Deferred tax liabilities: ........................          --             --
  Deferred revenue ...............................         1,400           --
                                                       ---------      ---------
  Total deferred tax liabilities .................         1,400           --
                                                       ---------      ---------

Net deferred tax assets before valuation allowance       233,000          1,900
Less: Valuation allowance ........................      (233,000)        (1,900)
                                                       ---------      ---------
                                                       $    --        $     --
                                                       =========      ==========

For the periods ended September 30, 2005 and 2004, the Company incurred a net operating loss and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At September 30, 2005, the Company had approximately $669,000 of net operating losses available to offset future federal and state taxable income. The net operating loss carryforwards, if not utilized, will begin to expire in 2024. Utilization of these carryforwards is significantly dependent on future taxable income, and, any future tax benefit may be further limited due to a change of control in the Company's ownership as defined by the Internal Revenue Code, Section 382.

For financial reporting purposes, the Company has incurred a loss since its inception, August 4, 2004 to September 30, 2005. Based on the available objective evidence, including the Company's history of losses, management conservatively believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at September 30, 2005 and 2004.

Note 11 - Cash Flow Statement

Non-cash Investing and Financing

For the year ended September 30, 2005, non-cash investing and financing activities included the issuance of stock and notes payable for acquisitions of internal use software and video game library disks. The Company recognized a total of $139,000 in these non-cash equity and debt transactions.

The Company did not pay any cash for interest and taxes for the periods ended September 30, 2005 and 2004, respectively.

Note 12 - Commitments and Contingencies

Facilities

The Company conducts a substantial portion of its operations utilizing leased facilities. The Company is obligated on three leases:

   a.) one for its corporate headquarters located in Gig Harbor, Washington, and b.) two distribution centers, one each located in the states of Georgia and
      Connecticut. Certain of these leases include a base fee for office infrastructure items such as communications and office furnishings and are included in the schedule below.

Future minimum operating lease payments are:

                      Years ending September 30:

                   2006              $     34,700
                   2007                    31,900
                   2008                    32,800
                   2009                    13,900
                                     ------------
                                     $    113,300
                                     ============

The Company also rented its California distribution center from a related party. Rent is $1,500 per month and is on a month-to-month term. (See also Note 7.)

For the periods ended September 30, 2005 and 2004, facility rental expense was $42,701 and $250, respectively.

Personal Property

The Company entered into a personal property lease for a term of forty-eight months with a related party. The Company is leasing computers, printers and other technology equipment necessary to conduct the day-to-day operations. Terms require a base rent of $667 per month and applicable sales taxes. Rents may increase from time to time due to the Company needing additional equipment as it expands its operations and network of distribution centers. (See also Note 7.)

Future minimum operating lease payments are:

                           Years ending September 30:

                           2006           $       8,004
                           2007                   8,004
                           2008                   8,004
                           2009                   6,400
                                          -------------
                                          $      30,412
                                          =============

From October 4, 2004 through September 30, 2005 and to the date of this report, the Company has utilized the services of several independent contractors. In the opinion of management, these individuals are not employees.

For the periods ended September 30, 2005 and 2004, rental expense for personal property was approximately $1,500 and $-0-, respectively.

Note 13 - Subsequent Events

On October 20, 2005, the Company received a short-term working capital loan of $25,000 from a related party. This loan was paid back in full in November 2005. The arrangement did not require interest to be paid.

From October 1, 2005 to October 31, 2005, the Company borrowed an additional $22,922 from the related party public company as previously discussed in Note 5. On October 31, 2005, this related party obligation totaled $333,837 and was converted into a promissory note, bearing interest at 7% per annum, due October 31, 2006. The note is unsecured.

On December 20, 2005, the stockholders of the Company agreed to terms of a Share Exchange Agreement, which upon closing, they will exchange 100% of their issued and outstanding shares of $0.0001 par value common stock for an equal number shares of $0.001 par value common stock in a Nevada corporation, a non-operating public shell company, referred to hereafter as the "Buyer". As a result of this transaction, the Company will become a wholly owned subsidiary of the Buyer. The Buyer will be the surviving entity and will assume all operations and debts of the Company upon the effective date of the closing. Immediately upon closing, the Company will take all action necessary to allow two related party debt holders with an aggregated debt of $505,387 owed to them by the Company, to convert this debt into 505,387 units offered by the Buyer immediately prior to the Share Exchange Agreement. Each unit will consist of one share of common stock of the Buyer and one-half common stock purchase warrant, with each warrant exercisable to purchase one share of the Buyer's common stock at an exercise price of $1.50 per share with an exercise period of one year, commencing upon closing of the Buyer's offering. Subsequent to closing, the Buyer will also take all reasonable efforts to change its legal name to Gotaplay Interactive, Inc.

Prior to the effective date of the Share Exchange Agreement, November 10, 2005, the Buyer agreed to loan $250,000 to the Company on a 120-day note, bearing interest at 4%, and without demand. The assets of the Company secure this note. As of January 26, 2006, a total of $280,000 has been loaned to the Company, $250,000 under 120-day secured note and $30,000 without any formal agreement. In addition, the note and security interest between Gotaplay and the LLC was subordinated to the Buyer's note. (See also Note 7.)

The LLC also holds approximately 29.5% of the issued and outstanding shares of common stock of the Buyer's Nevada Corporation.

APPENDIX C

                         UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

          [X]       QUARTERLY REPORT PURSUANT TO
                    SECTION 13 OR 15 (D) OF THE
                    SECURITIES EXCHANGE ACT OF
                    1994. For the quarterly
                    period ended April 30, 2006

          [         ] TRANSITIONAL REPORT
                    PURSUANT TO SECTION 13 OR 15
                    (D) OF THE SECURITIES
                    EXCHANGE ACT OF 1934.
               For the transition period from............to...........

                       Commission File Number: 33-20783-D

                                  DONOBI, INC.
        (Exact name of small business issuer as specified in its charter)

                                NEVADA 84-1064958
                                -----------------
                (State or other jurisdiction of (I.R.S. Employer
              incorporation or organization) Identification Number)

                     3256 CHICO WAY NW, BREMERTON, WA. 98312
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  360-782-4477
                                  ------------
                (Issuer's telephone number, including area code)

    Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (for such shorter period that the registrant was required to file such reports), and (2) had been subject to such filing requirements for the past 90 days.
                                                              [X] YES [ ] NO




    NUMBER OF SHARES OF COMMON STOCK OUTSTANDING AS OF
    April 30, 2006: 31,619,481


    Number of shares of preferred stock outstanding as of April 30, 2006: -0-



    INDEX TO FORM 10-QSB:
    PART I           FINANCIAL STATEMENTS                                                    PAGE NUMBER

    Item 1           Consolidated Balance Sheet,                                                 3
                           April 30, 2006 (unaudited)

                     Consolidated Statements of Operations for the Three                         4
                     Months Ended April 30, 2006 and April 30, 2005 (unaudited)

                     Consolidated Statements of Cash Flows for the Three Months
                     Ended April 30, 2006 and April 30, 2005 (unaudited)                         5

                     Notes to Consolidated Financial Statements                                  6

    Item 2           Management Discussion and Analysis of Consolidated Financial                8
                     Conditions and Consolidated Results of Operations

    Item 3              Quantitative and Qualitative Disclosures About Market Risk               13

    Item 4            Controls and Procedures                                                    13

    PART II          OTHER INFORMATION

    Item 1           Legal Proceedings                                                           15

    Item 2           Changes in Securities                                                       15

    Item 3           Defaults Upon Senior Securities                                             15

    Item 4           Submission of Matters to a Vote of Security Holders                         15

    Item 5           Other Information                                                           15

    Item 6           Exhibits and Reports on Form 8-K                                            17


                  DONOBI, INC. & ITS WHOLLY OWNED SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                              AS OF APRIL 30, 2006

=========================================================================================================



    CURRENT ASSETS:
     Cash and cash equivalents ..............................................          $    25,237
     Accounts receivable, net of allowance for doubtful accounts of $32,252 .               90,771
     Prepaid expenses and other current assets ..............................               50,355
          Current portion of note receivable ................................               58,800
     Deferred charges .......................................................               45,000

                                                                                       -----------

        TOTAL CURRENT ASSETS
                                                                                           270,163
    FIXED ASSETS
     Furniture and fixtures .................................................               78,674
     Vehicles ...............................................................               37,639
     Computer hardware ......................................................              517,892
     Tenant improvements
                                                                                             7,059
        Accumulated depreciation ............................................             (373,972)

                                                                                       -----------

        TOTAL NET FIXED ASSETS
                                                                                           267,292
    OTHER ASSETS
     Intangible assets, net of accumulated amortization of $132,630 .........            1,086,474
     Deposits
                                                                                             9,135

                                                                                       -----------

        TOTAL OTHER ASSETS
                                                                                         1,095,609

                                                                                       -----------

        TOTAL ASSETS ........................................................          $ 1,633,064


                                                                                       ===========


                         LIABILITIES AND STOCKHOLDERS' DEFICIT

    CURRENT LIABILITIES
     Accounts payable and accrued expenses ..................................          $   721,263
     Deferred revenue .......................................................               98,365
     Current portion of capitalized lease obligations .......................               27,571
     Current portion of notes payable .......................................              543,771

                                                                                       -----------

        TOTAL CURRENT LIABILITIES ...........................................            1,390,970

                                                                                       -----------

    LONG-TERM DEBT
     Notes payable ..........................................................              644,620
     Capitalized lease obligations ..........................................               10,766

                                                                                       -----------

        TOTAL LONG-TERM DEBT ................................................              655,386

                                                                                       -----------

    STOCKHOLDERS' DEFICIT
     Common stock ($.001 par value, 100,000,000 shares authorized; 31,619,481
     shares issued and outstanding at January 31, 2006) .....................               31,619
     Preferred stock ($.001 par value; 5,000,000 shares authorized, no shares
     issued and outstanding at January 31, 2006) ............................                 --
     Treasury stock .........................................................               (2,274)
     Additional paid in capital .............................................            3,620,116
     Additional paid in capital - treasury stock transactions ...............              232,509
     Retained deficit .......................................................           (4,295,262)

                                                                                       -----------

        TOTAL STOCKHOLDERS' DEFICIT
                                                                                          (413,292)

                                                                                       -----------

             TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT ....................          $ 1,633,064

                                                                                       ===========



The accompanying notes are an integral part of these financial statements.

                  DONOBI, INC. & ITS WHOLLY OWNED SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED APRIL 30, 2006 AND 2005


                                                                 For the Three Months Ended April 30,
                                                                      2006                   2005

                                                                     ---------------------------------

    REVENUES:
     Sales ...........................................          $    563,356           $    587,571
     Cost of sales ...................................              (218,002)              (267,788)

                                                                ------------           ------------

     Gross profit ....................................               345,354                319,783

    EXPENSES:
     Advertising .....................................                 6,904                 14,031
     Salaries, wages and related taxes ...............               213,858                241,288
     Business Consulting .............................               102,027                   --
     Depreciation ....................................                26,904                 22,027
     Amortization ....................................                20,247                  7,416
     Impairment of intangible assets .................                  --                     --
     Dues and subscriptions ..........................                 6,041                  5,260
     Insurance .......................................                19,845                 24,653
     Investor Relations ..............................                   720                   --
     Office supplies .................................                14,022                  5,292
     Finance, credit card and bank charges ...........                15,222                 11,832
     Other general and administrative ................                 6,145                  2,924
     Taxes and licenses ..............................                11,206                 14,992
     Postage and delivery ............................                 4,585                  6,204
     Professional fees ...............................                90,893                 38,482
     Repairs and maintenance .........................                 2,359                  1,115
     Telephone .......................................                 9,459                 11,114
     Travel and entertainment ........................                 1,750                  3,639
     Rent ............................................                17,395                 19,713
     Utilities .......................................                 1,612                  1,703
     Bad debts .......................................                 5,051                   --

                                                                ------------           ------------

        Total Expenses ...............................               576,245                431,685

                                                                ------------           ------------

               Loss from operations ..................          $   (230,891)          $   (111,902)

    OTHER INCOME (EXPENSE):
     Loss on disposal of fixed assets ................                  --                     --
     Other Expense ...................................                  --                     --
     Interest expense ................................               (37,600)                (8,678)
     Fees associated with funding ....................                  --                     --
     Other income ....................................                13,425                  1,475

                                                                ------------           ------------

Total other expense ..................................               (24,175)                (7,203)

                                                                ------------           ------------

Net loss before income taxes .........................              (255,066)              (119,105)

Provision for income taxes ...........................                  --                     --

                                                                ------------           ------------

NET LOSS .............................................          $   (255,066)          $   (119,105)

                                                                ============           ============

    Basic and fully diluted net loss per common share:          $      (0.01)          $       0.01)

                                                                ============           ============

    Weighted average common shares outstanding .......            21,480,274             16,197,259

                                                                ============           ============


    The accompanying notes are an integral part of these financial statements.

                  DONOBI, INC. & ITS WHOLLY OWNED SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED APRIL 30, 2006 AND 2005

==================================================================================================================



                                                                         2006                  2005

                                                                       ---------           ------------

    CASH FLOWS FROM OPERATING ACTIVITIES:

     Net loss ...............................................          $(255,066)          $(119,105)
     ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH (USED IN)
OPERATING ACTIVITIES:
Depreciation ................................................             26,904              22,027


Amortization ................................................             20,247               7,416
Bad debts ...................................................               --                  --
Common stock issued for services rendered ...................            152,750                --
Common stock issued for compensation ........................             36,271                --
Common stock issued for debt retirement
                                                                         105,000                --
Treasury stock tendered for compensation ....................               --                  --
Impairment of intangible assets .............................               --                  --
(INCREASE) DECREASE IN OPERATING ASSETS:
Accounts receivable .........................................            (21,173)              4,570
Costs incurred in excess of billings ........................               --                 8,365)
Prepaid expenses and other assets ...........................             (6,932)            (17,168)
INCREASE (DECREASE) IN OPERATING LIABILITIES
Accounts payable and accrued expenses .......................           (100,670)            (23,250)
Deferred revenue ............................................             (1,076)             (2,287)
Deferred charges ............................................               --               (45,000)

                                                                       ---------           ---------

NET CASH (USED IN) OPERATING ACTIVITIES .....................            (43,745)           (181,162)

                                                                       ---------           ---------

    CASH FLOWS FROM INVESTING ACTIVITIES:
(Increase) decrease in deposits .............................               --                  --
Purchases of intangibles ....................................               --              (206,500)
Purchases of fixed assets ...................................            (13,556)             (4,275)

                                                                       ---------           ---------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES .........            (13,556)           (210,775)

                                                                       ---------           ---------

    CASH FLOWS FROM FINANCING ACTIVITIES:
Principal repayments under capitalized lease obligations ....             (7,470)             (8,640)
Collection of notes receivable ..............................                600                 800
Lending on notes receivable .................................            (58,000)               --
Borrowings of notes payable .................................               --               678,975
Common Stock sold to investors ..............................            150,000                --
Treasury stock resold to investors ..........................               --                  --
Principal repayments on notes payable .......................            (23,594)           (319,658)

                                                                       ---------           ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES ...................             61,536             351,477

                                                                       ---------           ---------

NET (DECREASE) IN CASH AND CASH EQUIVALENTS .................              4,235             (40,460)

CASH AND CASH EQUIVALENTS,
BEGINNING OF THE PERIOD .....................................             21,002             107,475

                                                                       ---------           ---------

END OF THE PERIOD ...........................................          $  25,237           $  67,015

                                                                       =========           =========

SUPPLEMENTARY CASH FLOW INFORMATION OF NON-CASH FINANCING AND
INVESTING ACTIVITIES

       Purchase of customer list and computer hardware via
       issuance of common stock and incurrence of debt
       ($780,000 less $200,000 cash paid) ...................          $    --             $ 580,000

                                                                       =========           =========

       Common stock issued for services rendered ............          $ 189,021           $    --

                                                                       =========           =========



    The accompanying notes are an integral part of these financial statements.

                                  DONOBI, INC.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

    THREE MONTHS ENDED APRIL 30, 2006 AND APRIL 30, 2005

    1.   ACCOUNTING POLICIES

(a)      REVERSE MERGER

    On February 16, 2004, the Company and Donobi, Inc., an unrelated Washington corporation ("Donobi"), executed an addendum and closed on an Acquisition Agreement and Plan of Reorganization (the "Agreement") for the acquisition by the Company, of all of the issued and outstanding stock of Donobi. This transaction was passed upon and approved by a majority of Board of Directors of each company and was codified in the form of a definitive agreement originally executed by the parties on December 30, 2003.

    Pursuant to the Agreement, Donobi exchanged all of its issued and outstanding common stock for 13,558,750 shares of newly issued common stock of the Company. As a result of the transaction, a change of control of the Company has occurred and Donobi shareholders, as a group, now hold a majority of the Company's issued and outstanding common stock.

    The acquisition resulted in a tax-free exchange for federal and state income tax purposes. The transaction was accounted for as a reverse merger in accordance with Accounting Principles Board Opinion No. 16 wherein the shareholders of Donobi, Inc., the accounting acquirer, retained the majority of the outstanding common stock of the Company, the legal acquirer, after the merger. H-Net.net, Inc. had miniscule prior operating history. Therefore, for presentation purposes herein, the accounts of Donobi, Inc. are presented for the three months ended April 30, 2006 and April 30, 2005 for comparative purposes.

(b) BASIS OF PRESENTATION

    The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

    In the opinion of management, the unaudited condensed consolidated financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company's financial position at April 30, 2006, the results of operations for the three month period ended April 30, 2006 and 2005, and cash flows for the three months ended April 30, 2006 and 2005. The results for the period ended April 30, 2006 are not necessarily indicative of the results to be expected for the entire fiscal year ending January 31, 2007. These financial statements should be read in conjunction with the financial statements and notes for the year ended January 31, 2006 appearing in the Company's annual report on Form 10-KSB as filed with the Securities and Exchange Commission.

(c) PRINCIPLES OF CONSOLIDATION

    All subsidiaries have been included in the consolidated financial statements. All intercompany accounts have been eliminated.

     (d) FIXED ASSETS

    Fixed assets are stated at cost less accumulated depreciation. Expenditures over $1,000 that would increase the value or extend the useful life of property and equipment are capitalized. Depreciation is provided on a straight-line basis over the estimated useful life of the assets that range from 5 years for equipment to 7 years for furniture.

     (e) GOING CONCERN

    We have suffered recurring losses from operations, have a negative book value and have negative working capital as of April 30, 2006. In addition, we have yet to generate an internal cash flow from its business operations. These factors raise substantial doubt as to our ability to continue as a going concern.

    Management's plans with regard to these matters encompass the following actions: 1) obtain funding from new investors to alleviate our working capital and book value deficiencies, and 2) implement a cost reduction plan and a plan to increase sales. Our continued existence is dependent upon its ability to resolve it liquidity problems and increase profitability in its current business operations. However, the outcome of management's plans cannot be ascertained with any degree of certainty. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these risks and uncertainties.

     (f) MANAGEMENT'S USE OF ESTIMATES

    The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     (g) REVENUE RECOGNITION

    Revenues are recognized when the products are shipped. Internet related revenues are recorded when they are rendered and earned. Revenues from support and maintenance contracts are recognized over the term of the contract. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

     (h) LOSS PER SHARE

    We report loss per share in accordance with Statement of Financial Accounting Standard (SFAS) No.128. This statement requires dual presentation of basic and diluted earnings (loss) with a reconciliation of the numerator and denominator of the loss per share computations. Basic earnings per share amounts are based on the weighted average shares of common outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share. There are 11,500,000 common shares in escrow at April 30, 2006 awaiting potential conversion from convertible debentures as discussed below. These shares are not included in the number of shares outstanding or the weighted average shares outstanding during the period due to its anti-dilutive effect of decreasing the loss per share.

                                  DONOBI, INC.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

    THREE MONTHS ENDED APRIL 30, 2006 AND APRIL 30, 2005

    2.   CAPITAL STOCK

        We are authorized to issue 100,000,000 and 5,000,000 common and preferred shares, respectively, with a par value of $.001.


    3.   EARNINGS (LOSS) PER SHARE

    Earnings (loss) per share are calculated using the weighted average number of common shares outstanding and common share equivalents. The average number of shares outstanding under this assumption is as follows:

               Three Months Ended April 30, 2006    -   21,480,274
               Three Months Ended April 30, 2005    -   16,197,259

5.       COMMITMENTS

    The Company leases its main office facilities under a lease that was written for one year, through October 31, 2006. The Company also leases other office facilities on a month-to-month basis at $500 per month for its Moses Lake office, $800 per month for HQ server room, and $95 per month for storage facilities. The Company also leases from an unrelated party its Moses Lake server room for $200 per month on a month to month basis. All leases expire in less than one year. Although they have options to renew, there is no legally binding commitment to pay after one year and there is, therefore, no disclosure of future commitments necessary.

    Rent expense was $17,395 and $19,713 in the three months ending April 30, 2006 and 2005, respectively.

                                  DONOBI, INC.

              THREE MONTHS ENDED APRIL 30, 2006 AND APRIL 30, 2005


                                     PART I

    ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND CONSOLIDATED RESULTS OF OPERATIONS

    ABOUT DONOBI, INC.

    DONOBI, Inc., is an Internet service provider ("ISP") with its main operations in Washington, Oregon, and Hawaii, offering Internet connectivity and digital video to individuals, multi-family housing, businesses, organizations, educational institutions and government agencies. We provide high quality, reliable and scalable Internet access, web hosting and development, equipment co-location, and networking services to underserved rural markets. Our overall strategy is to become the dominant Internet service provider for residents and small to medium-sized businesses within rural and semi-rural areas in the United States. Our current business is focused within the states of Washington, Oregon, and Hawaii.

    Our operations are headquartered at 3256 Chico Way NW, Bremerton, Washington, 98312, and our telephone number is (360) 782-4477. We also maintain an Internet site on the World Wide Web ("WWW") at www.donobi.com. Information contained on our Web site is not and should not be deemed to be a part of this Report.

    Our business plan includes, among other things, expansion of our 1) Internet access services, 2) communications and content services, and 3) IT Services, through product growth and maturity, and strategic mergers and acquisitions. The Company is currently organized into three major divisions that are closely integrated for maximum technical support, customer service and billing. The three divisions are: (i) Internet Access Services, consisting of Internet access and email (dial-up, DSL, fiber optic, and wireless access), Shared Tenant Services (multi-family and hotel broadband deployments), and wireless `Hotspots'; (ii) Communications and Content, consisting of digital video (television), VoIP (voice over Internet), and traditional phone services; and
(iii) IT Services, consisting web site hosting and development, electronic commerce, database design, consulting and implementation, and networking services.

    Internet access and hosting are the core service offered to customers. Delivery of service is handled through many different mediums. Those include: dial-up access, Digital Subscriber Line (DSL), Fiber to the Home (FTTH), dedicated T-1 connections, and high-speed wireless access. Along with access, the Company also includes email administration and technical support for all its customers. Dial-up access, email administration and technical support are offered and available nationwide.

    Shared Tenant Services (STS) offers sophisticated technology-driven services and solutions that specifically address the Internet connectivity issues facing the majority of apartment communities, the hospitality industry (hotels), commercial properties, and government housing - the ability to obtain high-speed Internet access at a reasonable per unit cost. STS uses a combination of hardwired, fiber optic cabling, and high-speed wireless technologies to provide constant, always on, broadband Internet access to each unit within a project through a contracted service at rates below that of traditional dial-up access.

    DONOBi Hotspots were officially launched in the August 2004. Hotspots are wireless access points of presence within communities that allow customers to remotely access the Internet from laptop computers and other mobile devises. We have joined the Airpath Provider Alliance (APA) (WWW.AIRPATH.COM), and as part of the APA, DONOBi Hotspot customers are able to access over 3,500 wireless networks throughout the world.

    We offer digital video to customers on the fiber optic portion of the network under the DONOBi Television (DTV) product name. The Company offers over 130 digital channels that it offers its customers over three (3) different tiered video packages. As this product expands and develops, additional products and services will be available through the company, such as Video on Demand
(VOD), Pay-Per-View (PPV), and the selling of commercial advertising space on our network.

    We offer a number of IT services to our customers. Some of those include web site design, database development, on-site networking services, and consulting services. These added value services have increase revenues as well as the growth and retention of customers on many of our core products.

    RECENT EVENTS

    On March 8, 2006, the Company signed a non-binding letter of intent to acquire Gotaplay Interactive Inc., a Nevada corporation ("GII"). GII is involved in the business of on-line rental of video games and are the owners of www.gotaplay.com.

    Among other things, the terms of this proposed transaction provides for us to undertake a "reverse stock split" of our Common Stock whereby one (1) share of our Common Stock shall be issued in exchange for every six (6) shares of our Common Stock, and thereafter, the Company will issue 23,167,000 shares of our Common Stock equal to approximately 70% interest to the GII shareholders in exchange for their respective shares in GII. Upon consummation of this transaction, GII shall become a wholly owned subsidiary of our Company.

    On March 10, 2006, the Company executed a Letter Agreement with Highgate House Funds, Ltd. ("Highgate"), the holder of a $700,000 Secured Convertible Debenture (the "Debenture") secured by 11.5 million pre-reverse split shares of Registrant's common stock. The Letter Agreement provides that Highgate will not seek to convert the Debenture so long as Registrant repays the indebtedness by paying an initial payment of $25,000 and $70,000 per month commencing in May 2006, until the entire Debenture is paid. Upon the final payment of the Debenture, the shares held as security will be returned to Registrant for cancellation.

    On March 17, 2006, the Company sold 7,500,000 Units to three (3) overseas investors for aggregate proceeds of $150,000 ($.02 per Unit), each Unit consisting of one (1) share of our Common Stock and one (1) right ("Right") to receive one share of Common Stock upon execution of the definitive Merger Agreement with GotaPlay Interactive, Inc., a Nevada corporation ("GII"). The Company had previously filed a report on Form 8-K advising of the signing of a letter of intent to engage in a merger with GII. In the event the definitive Merger Agreement is not executed between the Company and GII by June 30, 2006, the Rights assigned to the Units shall terminate and the Company will not be obligated to issue any shares underlying the Rights to the purchasers of the Units. The Company also provided these investors with certain "piggyback" registration rights with respect to the shares included in the Units.

    On March 17, 2006, the Company issued 3,000,000 shares of our Common Stock to one entity in consideration for forgiveness and in full payment of that certain Note payable owed by the Company, having a present balance of principal and interest of $105,000 ($.035 per share).

    On March 17, 2006, the Company issued an aggregate of 700,000 shares of our Common Stock to four (4) individuals, including 250,000 shares to Mr. Clarke Whitney and 200,000 shares to Norm Johnson, each a director of our Company. These shares were issued in consideration for services rendered to the Company having an aggregate agreed value of $28,000, or $.04 per share.

    On March 20, 2006, the Company filed a Preliminary Information Statement with the Securities and Exchange Commission pursuant to Section 14(f) of the Securities Exchange Act of 1934 and SEC Rule 14f-1. The Information Statement was to be mailed on or about March __, 2006, to holders of record on March 8, 2006, of the shares of Common Stock, par value $.001 per share (the "Common Stock") of DONOBi, INC., a Nevada corporation (the "Company"), in connection with: (i) the change of control and corresponding change of the Company's directors to be effected on or after _______, 2006, following the closing of the Merger discussed below; (ii) certain shareholder action, taken by written consent of the holders of a majority of our outstanding shares of Common Stock, to approve the proposed Merger with Gotaplay Interactive, Inc.; (iii) the approval of a reverse stock split, whereby one share of the Company's Common Stock shall be issued in exchange for every six (6) shares of the Company's Common Stock issued and outstanding currently and at the time of the Merger (the "Reverse Stock Split"); and (iv) an amendment to the Company's Articles of Incorporation, as amended, changing the name of the Company to "GottaPlay Interactive, Inc." (the "Amendment"), or such other name as may be acceptable to new management following the consummation of the Merger described herein.

    The Company's Board of Directors approved the terms of the Merger, the Reverse Stock Split and the Amendment on March 8, 2006, and recommended that these matters be approved by the Company's shareholders. The Merger, Reverse Stock Split and the Amendment require the approval of holders of a majority of the outstanding shares of the Company's Common Stock. Under Nevada law, the Company is permitted to obtain approval of the Merger, Reverse Stock Split and Amendment by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to approve these matters at a meeting at which all shares entitled to vote thereon were present and voted.

    On March 20, 2006, holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger, the Reverse Stock Split and the Amendment.

    The Merger will become effective upon the filing of Articles of Merger with the Nevada Secretary of State. If the Merger is closed, the Amendment will become effective also when filed with the Nevada Secretary of State. The Reverse Stock Split shall also become effective at that time. It is anticipated that the filing of the Articles of Merger and the Amendment will occur after dissemination of this Information Statement to the Company's shareholders and consummation of the Merger described below, which is expected to occur on or about April __, 2006.

    On March 24, 2006, the Company entered into an Agreement to merge with Gotaplay Interactive, Inc. ("Gotaplay"), a privately held Nevada corporation. Pursuant to the terms of the Agreement: (a) Registrant has undertaken to complete a one for 6 reverse stock split, thereby reducing the issued and outstanding shares of common stock from 32,031,984 to 5,338,664; (b) Registrant will issue 19,900,000 post-reverse split shares of common stock to the stockholders of Gotaplay on a pro-rata basis; (c) Registrant will be the surviving corporation; (d) An amendment to the Articles of Incorporation of the Registrant will be filed to change the name of Registrant to "Gottaplay Interactive, Inc."; and, (e) Except for William M. Wright, III and Norm Johnson, the directors of the Registrant will resign and the three current directors of Gotaplay will be elected to the board of directors of Registrant.

    The closing ("Closing") is subject to the completion of the reverse stock split, completion of required audits and legal filings and other statutory requirements, and is expected to occur in the latter part of April, 2006.

    On March 15, 2006, the Company loaned $50,000 to Gotaplay with whom it plans to merge as discussed above. The loan is evidenced by a 180 day, 8.0%, unsecured promissory note. In addition, on April 7, 2006, the Company loaned $8,000 to Gotaplay with whom it plans to merge. No terms are attached to the $8,000 loan.

    SUBSEQUENT EVENTS (POST 4/30/2006)

    Effective May 15, 2006, we issued 22,500,000 shares of our Common Stock to six (6) overseas investors. Of these issued shares, 7,500,000 were issued to three (3) investors pursuant to the exercise of a "right" to receive one share of common stock upon the execution of a definitive Merger Agreement with Gotaplay Interactive, Inc. The balance of shares issued were so issued for aggregate proceeds of $150,000 ($.01 per share). This was the final issuance of our securities that were part of a $300,000 offering first reported in a Form 8-K filed with the SEC on or about March 20, 2006. However, the "right" included in the original Unit was not included in this sale as a result of the satisfaction of the condition subsequent relating to the execution of the aforesaid Merger Agreement. Instead of a Unit offering, we merely sold two shares of common stock rather than the Unit.

    We also provided these investors with certain "piggyback" registration rights with respect to the issued shares.

    We relied upon the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended, to issue these securities.

    On May 16, 2006, the Company filed form 14C with the Securities and Exchange Commission, whereby we notified of action taken by written consent of our majority stockholders. The notification included that we entered into an Agreement and Plan of Merger (the "Merger Agreement") with Gotaplay Interactive, Inc., a privately held Nevada corporation ("Gotaplay") based in Gig Harbor, Washington, to facilitate our acquisition of Gotaplay. The Company and Gotaplay will be merged into one company, with the Company remaining as the surviving corporation.

    Pursuant to the terms Merger Agreement the Company will complete a Reverse Stock Split, resulting in 10,936,580 issued and outstanding shares of Common Stock. The Company will then acquire all of Gotaplay's issued and outstanding shares of common stock in consideration for 17,020,000 (post-Reverse Stock Split) "restricted" shares of the Company's Common Stock. There will then be 27,956,580 shares of Common Stock issued and outstanding on a post-Reverse Stock Split basis. The Company and Gotaplay will be merged into one company, with the Company remaining as the surviving corporation. This Merger (the "Merger") will be effected by authority of the Board of Directors of the Company and the written consent of the holders of a majority of the Company's Common Stock. As a result of the Merger, voting control of the Company will change and, except for Mr. William M. Wright, III, who will remain with the Company as Chief Operating Officer and Director, and Norm Johnson, who will remain with the Company as a director, the other current officers and directors of the Company will resign and will be replaced by Directors and Officers selected by Gotaplay's management (see "Directors and Executive Officers"). In addition, pursuant to the affirmative vote of the holders of a majority of the Company's issued and outstanding Common Stock, the Company's Articles of Incorporation will be amended to reflect a change in the name of the Company to "Gottaplay Interactive, Inc. (the "Amendment").

    In addition, at the effective time of the Merger, options and warrants to purchase 2,557,000 shares of our common stock will be issued in exchange for Gotaplay stock options and warrants which will be cancelled in the Merger.

    The Merger, Reverse Stock Split and the Amendment have been approved unanimously by our Board of Directors. Also, on March 20, 2006, holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger, the Reverse Stock Split and the Amendment.

                                  DONOBI, INC.

    THREE MONTHS ENDED APRIL 30, 2006 AND APRIL 30, 2005

    RESULTS OF OPERATIONS

    Sales were $563,356 for the three months ended April 30, 2006 compared to sales of $587,571 for the three months ended April 30, 2005. This revenue decrease of 4% for the three months ended April 30, 2006 is attributed to a general attrition of customers out of the dial-up market.

    Cost of sales was $218,002 for the three months April 30, 2006 compared to cost of sales of $267,788 for the three months ended April 30, 2005. This cost of sales decrease of 18% for the three months ended April 30, 2006 is attributed to an aggressive effort by management to reduce costs. Gross profit of 61% and 54%, for the quarters ended April 30, 2006 and 2005, respectively, increased by 7% due to efforts in cost of sales reductions between the quarters.

    Cost of sales consists of upstream and downstream connectivity costs, the cost of add-on services provided and resold to customers, the cost of equipment resold to customers, the cost of design and installation of connectivity, and the cost of third party sub consultants. Add-on services include purchased content such as video, news groups and enhancements such as web-browser accelerator, virus protection or spam filters. Connectivity costs include (i) fees paid to telecommunications companies and other non-related third parties for subscriber's connections to our network (ii) fees paid to backbone providers for connections from our network to the Internet.

    Expenses of $576,245 for the three months ended April 30, 2006 increased 33% from the similar period ended April 30, 2005 of $431,685 due to the following:

    Salaries and related taxes for the three months ended April 30, 2006 totaled $213,858 compared to $241,288 in the prior quarter last year. The decrease is due to employee attrition and cut backs in staff.

    Depreciation and Amortization for the three months ended April 30, 2006 totaled $47,151 compared to $29,443 in the prior quarter last year. The increase is attributable mainly to the amortization of the Hawaiian customer list.

    Insurance consists of general business liability, auto, errors and omissions, and employee health insurance. Insurance costs accounted for $19,845 for the three months ended April 30, 2006, a 19% decrease compared to $24,653 for the prior quarter last year.

    Other professional fees consists primarily of accounting service fees, other general business consulting fees, director fees, legal fees, conference, seminars and training. Professional fees and business consulting accounted for $192,920 for the three months ended April 30, 2006, a 400% increase compared to $38,482 for the prior quarter last year. There was $152,750 in common share value issued for services rendered in the fiscal quarter ending April 30, 2006.

    Interest expense for the three months ended April 30, 2006, totaled $37,600 compared to $8,678 in the prior quarter last year.


    Net loss for the three months ended April 30, 2006 was $(255,066) in comparison with $(119,105) for the three months ended April 30, 2005. The decrease in net loss was primarily attributable to the aforementioned increase in gross profit and increase in incurred expenses.

    LIQUIDITY AND CAPITAL RESOURCES

    Prior financing of operations was primarily though sales of equity securities. Our financing of operations to date has consisted of private sales of equity securities, loans from shareholders, loans from third parties, less cash flow used in operations. As of April 30, 2006, we had $25,237 in cash and net accounts receivable totaling $90,771.

    Operating activities had a net usage of cash in the amount of $43,745 during the three months ended April 30, 2006 compared to $181,162 in the prior comparative period, reflecting mainly an excess of expenditures over revenues along with an increase in accounts payable and accrued expenses.

    Net cash provided by (used in) investing activities was $(13,556) for the three months ended April 30, 2006 as compared with net cash provided by investing activities of $(210,775) for the same period ended April 30, 2005. The decrease in cash used was primarily attributable to the fact there were no intangible asset acquisitions in the current period compared to the previous period.

    Net cash provided by financing activities was for the three months ended April 30, 2006 was $61,536 as compared with net cash provided by financing activities of $351,477 for the three months ended April 30, 2005. The decrease is attributable to the stock sold to investors during the three months ended April 30, 2006.

    The planned expansion of our business will require significant capital to fund capital expenditures, working capital needs, debt service and the cash flow deficits generated by operating losses. Our principal capital expenditure requirements will include (i) mergers and acquisitions (ii) development of operational support systems and (iii) additional product lines to be introduced and sold to our current customers.

    If additional capital financing arrangements, including public or private sales of debt or equity, or additional borrowings from commercial banks, are insufficient or unavailable, or we experience shortfalls in anticipated revenues or increases in anticipated expenses, we will modify our operations and growth strategies to match available funding. Additionally, the our ability to continue as a going concern is dependent upon our continued operations that in turn is dependent upon our ability to meet our financing requirements on a continuing basis, to maintain present financing, to achieve the objectives of its business plan and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should we be unable to continue in existence.

    Our cash position increased to $25,237 at April 30, 2006 from the $21,002 at January 31, 2006. The increase was attributable to the reasons mentioned directly above. We, however, continue to maintain a reasonable cash reserve. Retained deficit increased to $(4,295,262) at April 30, 2006 from $(4,040,197) since January 31, 2006 due to the net loss of $255,066.

    "Safe Harbor" Statement

    The following "Safe Harbor" Statement is made pursuant to the Private Securities Litigation Reform Act of 1995. Certain of the statements contained in the body of this Report are forward-looking statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation, that (1) we will not retain or grow our subscriber base, including residential and commercial services customers, (2) we will not improve EBITDA, profitability or product margins, (3) we will not continue to achieve operating efficiencies, (4) we will not be competitive with existing or new competitors, (5) we will not keep up with industry pricing or technological developments impacting the Internet, (6) needed financing will not be available to us if and as needed, and (7) we will be adversely affected by dependence on network infrastructure, telecommunications providers and other vendors, by regulatory changes and by general economic and business conditions. This list is intended to identify certain of the principal factors that could cause actual results to differ materially from those described in the forward-looking statements included elsewhere herein. These factors are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements included in our other publicly filed reports and documents.

ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

    We do not have any material risk with respect to changes in foreign currency exchange rates, commodities prices or interest rates. We do not believe that we have any other relevant market risk with respect to the categories intended to be discussed in this item of this report.

ITEM 4.  CONTROLS AND PROCEDURES

Quarterly Evaluation of Controls

    As of the end of the period covered by this quarterly report on Form 10-QSB, We evaluated the effectiveness of the design and operation of (i) our disclosure controls and procedures ("Disclosure Controls"), and (ii) our internal control over financial reporting ("Internal Controls"). This evaluation ("Evaluation") was performed by our President and Chief Executive Officer, William Wright III ("CEO") and William Wright III (CFO), our Acting Chief Financial Officer. In this section, we present the conclusions of our CEO and CFO based on and as of the date of the Evaluation, (i) with respect to the effectiveness of our Disclosure Controls, and (ii) with respect to any change in our Internal Controls that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect our Internal Controls.

CEO and CFO Certifications

    Attached to this annual report, as Exhibits 31.1 and 31.2, are certain certifications of the CEO and CFO, which are required in accordance with the Exchange Act and the Commission's rules implementing such section (the "Rule 13a-14(a)/15d-14(a) Certifications"). This section of the annual report contains the information concerning the Evaluation referred to in the Rule 13a-14(a)/15d-14(a) Certifications. This information should be read in conjunction with the Rule 13a-14(a)/15d-14(a) Certifications for a more complete understanding of the topic presented.

Disclosure Controls and Internal Controls

    Disclosure Controls are procedures designed with the objective of ensuring that information required to be disclosed in our reports filed with the Commission under the Exchange Act, such as this annual report, is recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms. Disclosure Controls are also designed with the objective of ensuring that material information relating to the Company is made known to the CEO and the CFO by others, particularly during the period in which the applicable report is being prepared. Internal Controls, on the other hand, are procedures which are designed with the objective of providing reasonable assurance that (i) our transactions are properly authorized, (ii) the Company's assets are safeguarded against unauthorized or improper use, and (iii) our transactions are properly recorded and reported, all to permit the preparation of complete and accurate financial statements in conformity with accounting principals generally accepted in the United States.

Limitations on the Effectiveness of Controls

    Our management does not expect that our Disclosure Controls or our Internal Controls will prevent all error and all fraud. A control system, no matter how well developed and operated, can provide only reasonable, but not absolute assurance that the objectives of the control system are met. Further, the design of the control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances so of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision -making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of a system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated objectives under all potential future conditions. Over time, control may become inadequate because of changes in conditions, or because the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Scope of the Evaluation

    The CEO and CFO's evaluation of our Disclosure Controls and Internal Controls included a review of the controls' (i) objectives, (ii) design, (iii) implementation, and (iv) the effect of the controls on the information generated for use in this annual report. In the course of the Evaluation, the CEO and CFO sought to identify data errors, control problems, acts of fraud, and they sought to confirm that appropriate corrective action, including process improvements, was being undertaken. This type of evaluation is done on a quarterly basis so that the conclusions concerning the effectiveness of our controls can be reported in our quarterly reports on Form 10-QSB and annual reports on Form 10-KSB. The overall goals of these various evaluation activities are to monitor our Disclosure Controls and our Internal Controls, and to make modifications if and as necessary. Our external auditors also review Internal Controls in connection with their audit and review activities. Our intent in this regard is that the Disclosure Controls and the Internal Controls will be maintained as dynamic systems that change (including improvements and corrections) as conditions warrant.

    Among other matters, we sought in our Evaluation to determine whether there were any significant deficiencies or material weaknesses in our Internal Controls, which are reasonably likely to adversely affect our ability to record, process, summarize and report financial information, or whether we had identified any acts of fraud, whether or not material, involving management or other employees who have a significant role in our Internal Controls. This information was important for both the Evaluation, generally, and because the Rule 13a-14(a)/15d-14(a) Certifications, Item 5, require that the CEO and CFO disclose that information to our Board (audit committee), and to our independent auditors, and to report on related matters in this section of the annual report. In the professional auditing literature, "significant deficiencies" are referred to as "reportable conditions". These are control issues that could have significant adverse affect on the ability to record, process, summarize and report financial data in the financial statements. A "material weakness" is defined in the auditing literature as a particularly serious reportable condition where the internal control does not reduce, to a relatively low level, the risk that misstatement cause by error or fraud may occur in amounts that would be material in relation to the financial statements and not be detected within a timely period by employee in the normal course of performing their assigned functions. We also sought to deal with other controls matters in the Evaluation, and in each case, if a problem was identified; we considered what revisions, improvements and/or corrections to make in accordance with our ongoing procedures.

Conclusions

    Based upon the Evaluation, the Company's CEO and CFO have concluded that, subject to the limitations noted above, our Disclosure Controls are effective to ensure that material information relating to the Company is made known to management, including the CEO and CFO, particularly during the period when our periodic reports are being prepared, and that our Internal Controls are effective to provide reasonable assurance that our financial statements are fairly presented inconformity with accounting principals generally accepted in the United States. Additionally, there has been no change in our Internal Controls that occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to affect, our Internal Controls.


                                     PART II

ITEM 1.  LEGAL PROCEEDINGS

    We are aware of certain various alleged claims made against us. Our attorney has opined to us, and we concur, that the effects of any unfavorable outcomes to us are remote and immaterial, since the potential liability is already reported on our balance sheet.

    On September 27, 2005 we were served with a lawsuit by Christine Stephens, former CFO of the company (formerly known as H-Net, Inc.) for the payment of a promissory note in the amount of $170,500 and an escrowed amount of $30,000, together with accrued interest. The company believes that the validity and legality of the underlying contract is in question and we plan to vigorously defend ourselves. Despite our position with respect to the promissory note and contract, we have booked and accrued the liabilities for this on our financial statements and the outcome, either positive or negative, should not have a material adverse effect on our financial statements.

    ITEM 2.   CHANGES IN SECURITIES

    During the three months ended April 30, 2006, we issued 615,000 common shares to consultants for services rendered and 450,000 to directors during the three months ended April 30, 2006. Additionally, 3,000,000 shares were issued to retire debt obligations.

    ITEM 3.   DEFAULTS UPON SENIOR SECURITIES

         None.

    ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

    None.

    ITEM 5.   OTHER INFORMATION

         None.

    ITEM 6.   EXHIBITS AND REPORTS ON FORM 8-K

    On March 8, 2006, the Company signed a non-binding letter of intent to acquire Gotaplay Interactive Inc., a Nevada corporation ("GII"). GII is involved in the business of on-line rental of video games and are the owners of www.gotaplay.com.

    Among other things, the terms of this proposed transaction provides for us to undertake a "reverse stock split" of our Common Stock whereby one (1) share of our Common Stock shall be issued in exchange for every six (6) shares of our Common Stock, and thereafter, the Company will issue 23,167,000 shares of our Common Stock equal to approximately 70% interest to the GII shareholders in exchange for their respective shares in GII. Upon consummation of this transaction, GII shall become a wholly owned subsidiary of our Company.

    On March 10, 2006, the Company executed a Letter Agreement with Highgate House Funds, Ltd. ("Highgate"), the holder of a $700,000 Secured Convertible Debenture (the "Debenture") secured by 11.5 million pre-reverse split shares of Registrant's common stock. The Letter Agreement provides that Highgate will not seek to convert the Debenture so long as Registrant repays the indebtedness by paying an initial payment of $25,000 and $70,000 per month commencing in May 2006, until the entire Debenture is paid. Upon the final payment of the Debenture, the shares held as security will be returned to Registrant for cancellation.

    On March 17, 2006, the Company sold 7,500,000 Units to three (3) overseas investors for aggregate proceeds of $150,000 ($.02 per Unit), each Unit consisting of one (1) share of our Common Stock and one (1) right ("Right") to receive one share of Common Stock upon execution of the definitive Merger Agreement with GotaPlay Interactive, Inc., a Nevada corporation ("GII"). The Company had previously filed a report on Form 8-K advising of the signing of a letter of intent to engage in a merger with GII. In the event the definitive Merger Agreement is not executed between the Company and GII by June 30, 2006, the Rights assigned to the Units shall terminate and the Company will not be obligated to issue any shares underlying the Rights to the purchasers of the Units. The Company also provided these investors with certain "piggyback" registration rights with respect to the shares included in the Units.

    On March 17, 2006, the Company issued 3,000,000 shares of our Common Stock to one entity in consideration for forgiveness and in full payment of that certain Note payable owed by the Company, having a present balance of principal and interest of $105,000 ($.035 per share).

    On March 17, 2006, the Company issued an aggregate of 700,000 shares of our Common Stock to four (4) individuals, including 250,000 shares to Mr. Clarke Whitney and 200,000 shares to Norm Johnson, each a director of our Company. These shares were issued in consideration for services rendered to the Company having an aggregate agreed value of $28,000, or $.04 per share.

    On March 20, 2006, the Company filed a Preliminary Information Statement with the Securities and Exchange Commission pursuant to Section 14(f) of the Securities Exchange Act of 1934 and SEC Rule 14f-1. The Information Statement was to be mailed on or about March __, 2006, to holders of record on March 8, 2006, of the shares of Common Stock, par value $.001 per share (the "Common Stock") of DONOBi, INC., a Nevada corporation (the "Company"), in connection with: (i) the change of control and corresponding change of the Company's directors to be effected on or after _______, 2006, following the closing of the Merger discussed below; (ii) certain shareholder action, taken by written consent of the holders of a majority of our outstanding shares of Common Stock, to approve the proposed Merger with Gotaplay Interactive, Inc.; (iii) the approval of a reverse stock split, whereby one share of the Company's Common Stock shall be issued in exchange for every six (6) shares of the Company's Common Stock issued and outstanding currently and at the time of the Merger (the "Reverse Stock Split"); and (iv) an amendment to the Company's Articles of Incorporation, as amended, changing the name of the Company to "GottaPlay Interactive, Inc." (the "Amendment"), or such other name as may be acceptable to new management following the consummation of the Merger described herein.

    The Company's Board of Directors approved the terms of the Merger, the Reverse Stock Split and the Amendment on March 8, 2006, and recommended that these matters be approved by the Company's shareholders. The Merger, Reverse Stock Split and the Amendment require the approval of holders of a majority of the outstanding shares of the Company's Common Stock. Under Nevada law, the Company is permitted to obtain approval of the Merger, Reverse Stock Split and Amendment by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to approve these matters at a meeting at which all shares entitled to vote thereon were present and voted.

    On March 20, 2006, holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger, the Reverse Stock Split and the Amendment.

    The Merger will become effective upon the filing of Articles of Merger with the Nevada Secretary of State. If the Merger is closed, the Amendment will become effective also when filed with the Nevada Secretary of State. The Reverse Stock Split shall also become effective at that time. It is anticipated that the filing of the Articles of Merger and the Amendment will occur after dissemination of this Information Statement to the Company's shareholders and consummation of the Merger described below, which is expected to occur on or about April __, 2006.

    On March 24, 2006, the Company entered into an Agreement to merge with Gotaplay Interactive, Inc. ("Gotaplay"), a privately held Nevada corporation. Pursuant to the terms of the Agreement: (a) Registrant has undertaken to complete a one for 6 reverse stock split, thereby reducing the issued and outstanding shares of common stock from 32,031,984 to 5,338,664; (b) Registrant will issue 19,900,000 post-reverse split shares of common stock to the stockholders of Gotaplay on a pro-rata basis; (c) Registrant will be the surviving corporation; (d) An amendment to the Articles of Incorporation of the Registrant will be filed to change the name of Registrant to "Gottaplay Interactive, Inc."; and, (e) Except for William M. Wright, III and Norm Johnson, the directors of the Registrant will resign and the three current directors of Gotaplay will be elected to the board of directors of Registrant.

    The closing ("Closing") is subject to the completion of the reverse stock split, completion of required audits and legal filings and other statutory requirements, and is expected to occur in the latter part of April, 2006.

    On March 15, 2006, the Company loaned $50,000 to Gotaplay with whom it plans to merge as discussed above. The loan is evidenced by a 180 day, 8.0%, unsecured promissory note. In addition, on April 7, 2006, the Company loaned $8,000 to Gotaplay with whom it plans to merge. The loan is evidenced by a 180 day, 6.0%, unsecured promissory note.

    Forms 8-K and related exhibits thereto are incorporated by reference.





                           --Signature page follows--

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned, therefore duly authorized.

    DONOBI, INC.
    (Registrant)


    By /s/ William Wright III

         William Wright III
         President and Chief Executive Officer
         And Acting Chief Financial Officer
         (Principal Executive and Financial Officer)

    Date:June 12, 2006

APPENDIX D



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

    (Mark One)

    [X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    [ ] Transitional Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934

                   For the fiscal year ended January 31, 2006

                       Commission file number: 33-20783-D

                                  DONOBI, INC.
             (Exact name of registrant as specified in its charter)

                  NEVADA                                      84-1064958
                  ------                                      ----------
    (State or other jurisdiction                        (IRS Employer ID No.)
           of incorporation)

                                3256 Chico Way NW
                               Bremerton, WA 98312
                                 (360) 782-4477
        (Address, including zip code and telephone number, including area code, of registrant's executive offices)

Securities registered under Section 12(b) of the Exchange Act: none

Securities registered under to Section 12(g) of the Exchange Act:

                                  COMMON STOCK
                                (Title of class)

    Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Company was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

(Continued on Following Page)

    Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. X

    State issuer's revenues for its most recent fiscal year. $2,542,407

    State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days: $ 4,003,998 as of April 28, 2006.

    State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: As of April 28, 2006, 32,031,981 shares of Common Stock were issued and outstanding.

    Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act) ____ Yes X No ---

    Documents incorporated by reference:  None

                                TABLE OF CONTENTS

                            FORM 10-KSB ANNUAL REPORT

                                  DONOBI, INC.

                                                                                                               PAGE

    Facing Page
    Index


    PART I
Item 1.       Description of Business.............................................................................4
Item 2.       Description of Property............................................................................10
Item 3.       Legal Proceedings..................................................................................11
Item 4.       Submission of Matters to a Vote of Security Holders................................................11

    PART II
Item 5.           Market for the Registrant's Common Equity and Related Stockholder Matters......................11
Item 6.       Management's Discussion and Analysis of Financial Condition
                           and Results of Operations.............................................................12
Item 7.       Financial Statements...............................................................................17
Item 8.       Changes in and Disagreements on Accounting and Financial Disclosure................................37
Item 8A.      Controls and Procedures............................................................................37


    PART III
Item 9.       Directors, Executive Officers, Promoters and Control Persons;
                           Compliance with Section 16(a) of the Exchange Act.....................................37
Item 10. Executive Compensation..................................................................................39
Item 11. Security Ownership of Certain Beneficial Owners and Management..........................................40
Item 12. Certain Relationships and Related Transactions..........................................................40

    PART IV
Item 13. Exhibits and Reports on Form 8-K........................................................................41
Item 14. Principal Accountant Fees and Services..................................................................42

    SIGNATURES...................................................................................................44


                                     PART I

    ITEM 1.  DESCRIPTION OF BUSINESS

    DONOBi, Inc. ("we, "us," "our," or the "Company"), is an Internet service provider ("ISP"), offering Internet connectivity and digital video to individuals, multi-family housing, businesses, organizations, educational institutions and government agencies. We provide high quality and scalable Internet access, web hosting and development, equipment co-location, and networking services to underserved rural markets. Our overall strategy is to become the dominant Internet service provider for residents and small to medium-sized businesses within rural and semi-rural areas in the United States. Our current business is focused within the states of Washington, Oregon and Hawaii.

    Our operations are headquartered at 3256 Chico Way NW, Bremerton, Washington, 98312, and our telephone number is (360) 782-4477. We also maintain an Internet site at www.donobi.com. Information contained on our Web site is not and should not be deemed to be a part of this Report.

    Our business plan includes, among other things, expansion of our: i) Internet access services; ii) communications and content services; and iii) IT Services, through product growth and maturity, and strategic mergers and acquisitions. We are currently organized into three major divisions that are closely integrated for maximum technical support, customer service and billing. The three divisions are: (i) Internet Access Services, consisting of Internet access and email (dial-up, DSL, fiber optic, and wireless access), Shared Tenant Services (multi-family and hotel broadband deployments) and wireless `Hotspots';
(ii) Communications and Content, consisting of digital video (television), VoIP (voice over Internet), and traditional phone services; and (iii) IT Services, consisting web site hosting and development, electronic commerce, database design, consulting and implementation and networking services.

    Internet access and hosting are the core service offered to customers. Delivery of service is handled through many different mediums. Those include: dial-up access, Digital Subscriber Line (DSL), Fiber to the Home (FTTH), dedicated T-1 connections, and high-speed wireless access. Along with access, we also include email administration and technical support for all our customers. Dial-up access, email administration and technical support are offered and available nationwide.

    Shared Tenant Services (STS) offers sophisticated technology-driven services and solutions that specifically address the Internet connectivity issues facing the majority of apartment communities, the hospitality industry (hotels), commercial properties, and government housing - the ability to obtain high-speed Internet access at a reasonable per unit cost. STS uses a combination of hardwired, fiber optic cabling and high-speed wireless technologies to provide constant, always on, broadband Internet access to each unit within a project through a contracted service at rates below that of traditional dial-up access.

    Hotspots are wireless access points of presence within communities that allow customers to remotely access the Internet from laptop computers and other mobile devises. We have joined the Airpath Provider Alliance (APA) (WWW.AIRPATH.COM), and as part of the APA, our Hotspot customers are able to access over 3,500 wireless networks throughout the world.

    We offer digital video to customers on the fiber optic portion of the network under the DONOBi Television (DTV) product name. We offer over 130 digital channels over three (3) different tiered video packages. As this product expands and develops, additional products and services will be available, such as Video on Demand (VOD), Pay-Per-View (PPV), and the selling of commercial advertising space on our network. Our direct video services were temporarily suspended November 2005 and we began re-selling DirecTV satellite video programming through eXpert Satellite. As of the date of this report, we are working to re-establish the headend that is required to deliver the video service. This was previously supplied by the local PUD, but was shut down. It is anticipated that we will be able to offer this service again sometime later this year. We plan to re-introduce our own video product in the near future.

    Our strategic growth and technology deployment focus on delivering broadband connectivity and services to the small office and home office ("SOHO") market located in urban, suburban and rural areas, supported by its operational "platform" of integrated customer services, technological support and billing. While no assurances can be provided, we expect demand for our products and services to continue to grow.

    We offer a number of IT services to our customers. Some of those include web site design, database development, on-site networking services and consulting services. These added value services have increased revenues, as well as the growth and retention of customers on many of our core products.

    On January 1, 2006, we completed the closing of our Hawaiian local office and consolidate the Customer Service and Technical Support functions into our main Bremerton, Washington facility. This move was part of our overall cost cutting strategy.

    We intend to continue to exploit what the National Telecommunications and Information Association has referred to as the "Green Field" towns of 25,000 to 250,000 through absorption of the small ISPs that service these markets. Since 1999, we have successfully completed the acquisition of more than a dozen rural ISPs, thereby substantially increasing its subscriber base. This increased subscriber base enables us to offer additional Internet-related services at a lesser cost by bundling our existing services with new services and by marketing new products to our existing client base.

    Our Shared Tenant Services (STS) infrastructure provides the resources and equipment essential to delivering high-speed broadband wireless connectivity to rural and urban areas overlooked by national ISPs and the Telecom industry. The end result is the ability to provide high-speed Internet access and wireless Internet access at a competitive cost where high-speed Internet access would otherwise be unavailable. Shared tenant services are typically contract under long-term service level agreement of five (5) years with a five (5) year option.

    We also believe that our location in the U.S. is the ideal geographic region for rapid expansion and market penetration of Shared Tenant Services. The West and Southwest regions of the U.S. represent 70% of the "Top Ten Apartment Markets in the U.S.", reports the National Multi-Housing Council ("NMHC"), as well as 35% of the "A" quality properties in the country. Our sales plan is designed to capitalize and execute on these easily targeted and highly accessible sales opportunities.

    We have committed to partner with local PUDs to deliver high speed Internet access and television to residential and business customers over newly installed fiber optic cabling. The initiative was originally spearheaded by Grant County in Eastern Washington and by the Mason and Kitsap County PUDs. PUDs act as the pipeline wholesaler and we act as a retailer of Internet services to deliver the "last mile", as well as billing and support services to the end user. We have become a retailer of fiber optic access for Mason, Grant and Kitsap Counties, thus creating a new revenue stream and long-term opportunity for the other divisions within our company. In addition to high-speed Internet access, the fiber optic network will enables us to offer customers additional choices for video online, television and telephone services. This is in direct contrast to the traditional single choice that customer have today. The additional revenue and opportunities derived from these added services change not only the business opportunities, but also the potential value of a DONOBi customer, by 5 to 10 fold. We plan to expand services offered via the fiber optic network to include online video on demand (VOD), video conferencing (VC), and voice over Internet telephone services (VOIP).

    As of the date of this Report, we have specific agreements with PUD's, including Mason, Kitsap, and Grant. However, we also have an agreement with NoaNet, which provides us with an opportunity to our delivering service to any PUD with fiber in Washington, Idaho, and Oregon, NoaNet's service area.

    Acquisitions

    On April 1, 2005, we engaged in an Asset Purchase Agreement with Webolution, LLC, where we acquired 163 customer accounts, plus a Honda generator in consideration for $7,000 cash.

    On April 25, 2005, effective April 12, 2005, we, together with a wholly-owned subsidiary entered into a Merger Agreement with Koa Internet, Inc., a Nevada corporation ("KOA") (the "Merger Agreement"). The merger contemplated by the Merger Agreement (the "Merger") was also completed on April 25, 2005. As a result of the Merger, KOA merged with and into a wholly-owned subsidiary of ours. This subsidiary was the surviving entity and all outstanding shares of KOA's capital stock held by its stockholders were exchanged into shares of our Common Stock. KOA was a private internet services company prior to the Merger. The transaction included $5,000 in physical assets in addition to cash, customer lists, and goodwill.

    Immediately prior to the Merger, KOA entered into a Convertible Debenture Purchase Agreement (the "Purchase Agreement"), dated as of April 12, 2005, with Highgate House LLC, an accredited investor located in Minnesota ("Highgate"), pursuant to which it sold and issued convertible debentures to Highgate in an aggregate principal amount of $700,000 in a private placement pursuant to Rule 504 of Regulation D promulgated under the Securities Act of 1933, as amended. One debenture in the principal amount of $699,600 was issued for gross proceeds of $699,600 in cash ("Debenture A") and a debenture in the principal amount of $400 was issued for gross proceeds of $400 in cash ("Debenture B" and collectively with Debenture A, the "Debentures"). Debenture A has a maturity date of April 11, 2007 and Debenture B has a maturity date of April 11, 2008, each subject to earlier conversion or redemption pursuant to its terms, and each bears interest at the rate of 6% per year, payable in cash or shares of common stock at the option of the holder of the Debentures. As a result of the Merger, we assumed the rights and obligations of KOA, including the gross proceeds raised through the sale of the Debentures and KOA's obligations under the Debentures and the Purchase Agreement.

    As a result of the Merger, $699,600 in principal amount of the Debenture A was convertible into unrestricted shares of our common stock (the "Common Stock") at a conversion price that is the lesser of (a) one hundred twenty percent (120%) of the average closing bid price per share of the Common Stock for five (5) trading days immediately prior to closing, and (b) ninety percent (90%) of the lowest closing bid price per share of the Common Stock during the fifteen (15) trading days immediately preceding the Conversion Date. $400 in principal amount of the Debenture B was convertible into unrestricted shares of our Common Stock at a conversion price $0.001 per share. The conversion price and number of shares of Common Stock issuable upon conversion of the Debentures is subject to adjustment for stock splits and combinations and other dilutive events. To satisfy our conversion obligations under the Debentures, we placed 11,500,000 shares of our Common Stock into escrow for potential issuance to Highgate upon conversion of the Debentures.

    We had the right to redeem the Debentures, in whole, at any time upon exactly three (3) trading days advanced notice, for 120% of the principal amount of the outstanding Debentures being redeemed, plus accrued and unpaid interest. In addition, if at any time any of the Debentures are outstanding and we receive debt or equity financing in an amount equal to or exceeding Five Million Dollars ($5,000,000) in a single transaction or series of related transactions, we were required to redeem the Debentures for 125% of the amount of the then outstanding Debentures. If trading in our Common Stock is suspended (other than suspensions of trading on such market or exchange generally or temporary suspensions pending the release of material information), or if our Common Stock is delisted from the OTCBB, then, Highgate may elect to require us to redeem all the then outstanding Debentures and any shares of Common Stock held by Highgate through prior conversions at a price equal to the sum of the aggregate market value of the Common Stock then held by Highgate, calculated in the manner set forth in the Purchase Agreement. We would owe an interest penalty of 15% per year on any payments not made within seven (7) business days of a redemption request made pursuant to the preceding sentence.

    Pursuant to the Purchase Agreement, until the earlier of April 11, 2007 and the date all of the Debentures are paid in full, we were prohibited from offering or issuing any convertible security or any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act or any equity line of credit, although we could have entered into any other debt or equity financing during such period. Until the earlier of April 11, 2007 and such time as it no longer holds any Debentures, neither the Holder, nor their respective affiliates, may engage in any short sales of our Common Stock if there is no offsetting long position in the Common Stock then held by Purchaser or their respective affiliates.

    Relevant to the aforesaid discussion of the Debentures, on March 10, 2006, we executed a Letter Agreement with Highgate on the Debentures. The Letter Agreement provides that Highgate will not seek to convert the Debentures so long as we repay the indebtedness by paying an initial payment of $25,000 and $70,000 per month commencing in May 2006, until the amount due under the Debentures is paid. If and when the balance due under the Debenture is repaid, the 11.5 million shares held as security will be returned to us for cancellation.

    We continue to contact new potential acquisition targets in order to further increase our subscriber baseline, thereby further increasing profitability and cash flow through integration and consolidation of services. We have spent a considerable amount of time and effort to determine the most effective way to capitalize on the growing Internet services and connectivity potential of the Western United States. Targeted acquisitions and research and development aimed at providing Internet connectivity solutions to underserved markets places us in the forefront of the expanding Internet services business. We expect demand for our products and services to continue to grow as a result.

SUBSEQUENT EVENTS

    On March 8, 2006, we signed a non-binding letter of intent to acquire Gotaplay Interactive Inc., a Nevada corporation ("GII"). GII is involved in the business of on-line rental of video games and are the owners of www.gotaplay.com.

    Among other things, the terms of this proposed transaction provided for us to undertake a "reverse stock split" of our Common Stock whereby one (1) share of our Common Stock was to be issued in exchange for every six (6) shares of our Common Stock, and thereafter, we were to issue 23,167,000 shares of our Common Stock (post reverse stock split) equal to approximately 70% interest to the GII shareholders in exchange for their respective shares in GII. As of the date of this report we are continuing to proceed with the closing of this proposed transaction.

    On March 17, 2006, we sold 7,500,000 Units to three (3) overseas investors for aggregate proceeds of $150,000 ($.02 per Unit), each Unit consisting of one
(1) share of our Common Stock and one (1) right (a "Right") to receive one share of our Common Stock upon execution of the definitive Merger Agreement with GotaPlay Interactive, Inc., a Nevada corporation ("GII"). The offering contained a provision that in the event a definitive Merger Agreement is not executed between us and GII by June 30, 2006, the Rights included in the Units will terminate and we will not be obligated to issue any shares underlying the Rights to the purchasers of the Units. We also provided these investors with certain "piggyback" registration rights with respect to the shares included in the Units.

    On March 17, 2006, we issued 3,000,000 shares of our Common Stock to one entity in consideration for forgiveness and in full payment of that certain Note payable owed by us having a present balance of principal and interest of $105,000 ($.035 per share).

    On March 17, 2006, we issued an aggregate of 700,000 shares of our Common Stock to four (4) individuals, including 250,000 shares to Mr. Clarke Whitney and 200,000 shares to Norm Johnson, each a director of our Company. These shares were issued in consideration for services rendered to us having an aggregate agreed value of $28,000, or $.04 per share.

INDUSTRY OVERVIEW

The ISP Market

    Though the industry is extremely fragmented, the top ten U.S. ISPs hold over 65% of the market share of all Internet access revenues in the U.S. in the Q1 2004 according to market research compiled by Alex Goldman, Managing Editor for ISP-Planet(1) Alex Goldman, "Top 22 U.S. ISPs by Subscriber: Q1 (2004,)" ISP-Planet, 20 May 2004 ISP-PLANET.COM/RESEARCH/RANKINGS/USA.HTML.. The remaining 35% is divided between an estimated 6000 independent ISPs. Many smaller ISPs are surviving by branching out into other services and by dealing with rural areas overlooked by the national access providers. These other services will include web design and hosting, network consulting, and hardware reselling and leasing. Internet access services, however, will continue to account for over half of all business ISP revenues.

    According to ISP-Planet(2) Ibid., AOL is still the largest consumer ISP in the U.S. with 26.1% of the market in Q1 2004 compared 19.4% of the market in Q4 2001. In Q1 2004, AOL had 24.0 million subscribers compared to 27.7 million subscribers in Q4 2001. Its closest competitor, Microsoft Network ("MSN"), has an estimated 8 million subscribers or 8.9% of the market. Comcast was the third largest U.S. consumer ISP with about 5.6 million subscribers and 6.2% of the market. United Online was fourth largest with 5.4 million subscribers and 5.9% of the market and EarthLink was fifth largest with 5.3 million subscribers and 5.8% of the market.

    Not surprisingly, though, the largest ISPs traditionally have the lowest customer satisfaction ratings. A recent survey conducted by Consumer Reports magazine asked U.S. dial-up modem users to rate eight (8) large ISPs on a number of aspects such as reliability, speed, technical support, and quality of email service. MSN trailed in last in the survey, mainly because its customers were unhappy with its email service, technical support, and reliability. Reliability was also a problem for AOL users, with 60% saying they had suffered a dropped connection in the month prior to the survey.(3) WWW.CONSUMERREPORTS.ORG Overall, industry churn data is unavailable but data collected from our records and compared to the churn rate of other publicly reported ISPs such as United Online and Earthlink shows we experience one-third the industry average of the larger ISPs.

The Fiber/Video Market

    In its latest research report, Fiber To The Premises in The United States:
The Promise of Universal Broadband Access, KMI RESEARCH forecasts that the FTTP market for equipment, cable, and apparatus will reach $3.2 billion in 2009, representing a 54-percent CAGR for the forecast period. VERIZON's announcement and commitment to pass one million homes in 2004 bolstered the technology, giving it validity after many much-hyped projects were left on the drawing board. In 2003, a fledgling FTTP market got off the ground with the beginning of almost 100 different projects--the majority of which were undertaken by municipalities, utility companies, real-estate developers, and other "non-telco" organizations. In 2003, the telcos contributed only three percent to the FTTP market for cable and equipment. KMI, however, expects that telcos will represent 70 percent of the FTTP market by 2009. (Faulkner News)

    We are currently organized into three major divisions that are closely integrated for maximum customer support and service. The three divisions are:
(i) Internet Services Division, consisting principally of ISP, mail accounts, web site design and hosting, electronic commerce, database design, consulting, implementation, and reporting services; (ii) Shared Tenant Services Divisions, consisting principally of multi-user broadband access, wireless technology, on-site networking, wide area networking and annual service and maintenance contracts; and (iii) DONOBi Fiber/Video Division, consisting principally of fiber optic connectivity, digital audio and video, video on demand and internet telephone service.

    We will continue to exploit what the National Telecommunications and Information Association has referred to as the "Green Field," towns of 25,000 to 250,000 through absorption of the small ISPs that service these markets.

    We differentiate ourselves by our ability to offer broadband fiber optic and wireless Internet service and connectivity to rural and urban customers that would otherwise be unable gain Internet access by virtue of their location or geographic region. We are seeking to expand our access and the services we provide to underserved markets throughout the Western U.S. by: (i) acquiring and integrating small "mom and pop" run ISP's throughout its geographical targeted region, thereby rapidly penetrating and growing 3 major revenue streams - Single Family Residents ISP, Multi-Family Residents ISP, and business Internet services; (ii) contracting with residential apartment and condominium owners and government housing to offer wireless ISP services to entire buildings; (iii) leveraging our increasing customer base by partnering with local PUDs to provide new high speed broadband Internet services; and (iv) increasing company size and efficiency to service 9 Western states.

COMPETITION

    Our current and prospective competitors include many large companies that have substantially greater market presence, financial, technical, marketing and other resources than we have. We compete directly or indirectly with the following categories of companies:

    Established national online services, such as AOL, MSN, Comcast and United Online; local and regional ISPs; national telecommunications companies; regional bell operating broadband providers such as cable providers and utility companies; and local and long distance telephone companies, such as Bell South, Verizon and SBC Communications.

    The Technology Network (TechNet), a national network of CEO's from the nation's leading technology companies has set out a series of objects to support and encouraged the government "...to make broadband a national priority and to set a goal of making an affordable 100-megabits per second broadband connection available to 100 million American homes and small businesses by 2010....with a potential impact of $500 billion on the United States economy... true broadband is the key to the next generation of communications and Internet services."(6) WWW.IDCRESEARCH.COM President Bush emphasized, "in order to make sure the economy grows, we must bring the promise of broadband technology to millions of Americans." A large part of this growth will occur in outlying areas.

    TRADEMARKS/TRADENAMES

    We do not have any registered trademarks. We utilize the tradenames: DONOBi, Inc; DONOBi.com; DONOBi HotSpot; Velociti; DONOBi DSL; KOA Internet, Inc.; and Hawaiian.net;

    GOVERNMENT REGULATIONS

    We are not subject to any extraordinary governmental regulations relating to our business.

    EMPLOYEES

    As of the date of this Report, we have 18 employees, including our current officers and directors and an additional 2 non-employee directors. Our employees are distributed as: 3 Accounting, 4 Customer Service, 7 Technical, 2 IT Services, and 2 Management. Our operations are non-union. There has been no history of labor strikes or unrest at any of our facilities. We believe that our relationship with our employees is satisfactory. In addition, management believes that the available labor force in the geographic areas where our facilities are located are sufficient to support the expansion anticipated over the next 12 months. If and when we are in the financial position to do so, we intend to hire additional employees in the areas of business development and marketing.

    ITEM 2.  DESCRIPTION OF PROPERTY.

    During our fiscal year ended January 31, 2006, we leased our main office facilities, from a company partially owned by Mr. William M. Wright, III, our Chief Executive Officer, under an agreement that was set to expire in February 2008. We paid this related party $43,760 and $38,771 during the years ended January 31, 2006 and 2005, respectively. We currently lease the same facility through an unrelated party at the same rate, as the facility was sold in November 2005. Our current negotiated lease with the new owners expires November 2006. We also lease other office facilities on a month-to-month basis at $1,100 per month for our Moses Lake office, $800 per month for HQ server room and $95 per month for storage facilities. We also lease from an unrelated party our Moses Lake server room for $200 per month. This lease has a three-year term with an annual renewal option every November 30th. See "Part III, Item 12, Certain Relationships and Related Transactions."

    We have no other properties.

    ITEM 3.  LEGAL PROCEEDINGS

    We are aware of certain various alleged claims made against us. Our attorney has opined to us, and we concur, that the effects of any unfavorable outcomes to us are remote and immaterial, since the potential liability is already reported on our balance sheet.

    On September 27, 2005 we were served with a lawsuit by Christine Stephens, our former CFO (formerly known as H-Net, Inc.) for the payment of a promissory note in the amount of $170,500 and an escrowed amount of $30,000, together with accrued interest. We believe that the validity and legality of the underlying contract is in question and we plan to vigorously defend ourselves. Despite our position with respect to the promissory note and contract, we have booked and accrued the liabilities for this on our financial statements and the outcome should not have a material adverse effect on our financial statements.

    ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

    No matters were submitted to our shareholders during the three-month period ended January 31, 2006.

    SUBSEQUENT EVENT

    In March 2006, the holders of a majority of our outstanding common shares authorized the merger with GII described above, subject to final due diligence.


    PART II

    ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
             SHAREHOLDER MATTERS

    Our common stock commenced trading in the May 1994. We now trade under the symbol "DNOB" (formerly "HNNT") on the Over-the-Counter Bulletin Board. The following table sets forth for the periods indicated the range of high and low representative bid quotations for our Common Stock.

                                                    Bid Price

         QUARTER ENDED                     HIGH                   LOW
         -------------                   --------                ------

         April 30, 2004                   $3.68                       $0.51
         July 31, 2004                    $1.45                       $0.35
         October 31, 2004                 $1.25                       $0.40
         January 31, 2005                 $1.50                       $0.40
         April 30, 2005                   $0.90                       $0.26
         July 31, 2005                    $0.28                       $0.10
         October 31, 2005                 $0.11                       $0.03
         January 31, 2006                 $0.05                       $0.03

    As of April 28, 2006, the closing bid price of our Common Stock was $0.13

    Our Common Stock is classified as a "penny stock" within the definition of that term as contained in the Securities Exchange Act of 1934, which defines a "penny stock" generally as equity securities with a price of less than $5.00 per share. As a result, our Common Stock is subject to rules that impose sales practice and disclosure requirements on certain broker-dealers who engage in certain transactions involving a penny stock.

    Under the penny stock regulations, a broker-dealer selling penny stock to anyone other than an established customer or "accredited investor" must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to the sale, unless the broker-dealer is otherwise exempt. Generally, an individual with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with his or her spouse is considered an accredited investor. In addition, unless the broker-dealer or the transaction is otherwise exempt, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the Registered Representative and current bid and offer quotations for the securities. In addition a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account, the account's value and information regarding the limited market in penny stocks. As a result of these regulations, the ability of broker-dealers to sell our stock may affect the ability of Selling Security Holders or other holders to sell their shares in the secondary market. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.

    These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. These additional sales practice and disclosure requirements could impede the sale of our securities. In addition, the liquidity for our securities may be adversely affected, with concomitant adverse affects on the price our securities. As a result, our shareholders may, in all likelihood, find it difficult to sell their securities.

    (b) Holders. We had approximately 493 holders of record of our Common Stock as of January 31, 2006, not including those shares held in "street name."

    (c) Dividends. We did not pay any dividends on our Common Stock during the two years ended January 31, 2006. Pursuant to the laws of the State of Nevada, a corporation may not issue a distribution if, after giving its effect, the corporation would not be able to pay its debts as they became due in the usual course of business, or such corporation's total assets would be less than the sum of their total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. As a result, management does not foresee that we will have the ability to pay a dividend on our Common Stock in the fiscal year ended January 31, 2007. See "Part II, Item 7, Financial Statements."

    ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

    The following discussion should be read in conjunction with our audited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or on our behalf. We disclaim any obligation to update forward looking statements.

    RESULTS OF OPERATIONS

    SELECTED FINANCIAL DATA

    The following table summarizes selected historical financial information of Donobi, Inc. as of January 31, 2006 and January 31, 2005 and for the fiscal years ended January 31, 2006 and 2005.

    The financial information regarding the parent company and its subsidiaries are presented on a consolidated basis.

    INCOME

    Revenues were $2,542,407 and $2,527,460 for the fiscal years ended January 31, 2006 and January 31, 2005, respectively, generating net losses of $630,081 and $1,843,769 for the fiscal years ended January 31, 2006 and January 31, 2005, respectively. This slight revenue increase is primarily attributed to the net addition of subscriber customers increased through acquisitions, mergers, and the addition of new customers, offset by a decrease in subscriber customers during fiscal 2006.

    EXPENSES

    The expenses of $1,964,603 decreased for the year ended January 31, 2006 as compared to expenses of $2,882,980 for the year ending on January 31, 2005. Expenses decreased due to management's efforts in restructuring and implementing cost controlling efforts during the second half of the fiscal year.

    Overall, the major costs of our operations included costs of goods sold, and wages and professional fees in fiscal 2006. All the primary job functions for personnel remain unchanged. We continue to be encouraged by the enthusiasm demonstrated by our customers and potential customers for our various Internet services.

    NET EARNINGS / LOSSES

    Net loss for the year ended January 31, 2006 was $630,081 in comparison with $1,843,768 for the year ended January 31, 2005. The loss per share was $0.04 for fiscal 2006 in comparison with $0.12 in the previous year. We will continue to embark on various cost cutting measures in order to reach a more stable financial environment and achieve the goal of showing positive earnings. These cost cutting measures are expected to continue until positive earnings can be shown. In comparison with the previous year, the expected consolidation of revenue and the subsequent ramp up accompanied by improvements in the bottom line are now underway.

    Our cash position decrease from $107,476 at January 31, 2005 to $21,002 at January 31, 2006. Retained deficit increased to $4,053,921 due to the net loss during the fiscal 2006 year end.

    We have suffered recurring losses in the past couple of years. We project that current and projected revenues and capital reserves will sustain us for at least 12 months along with the cash raised with equity placement in fiscal 2007. If the projected revenues of these sources fall short of needed capital, because of a decrease in demand for the company's services and products as well as other factors, we may not be able to sustain our capital needs for more than twelve months. We will then need to obtain additional capital through equity or debt financing to sustain operations for an additional year.

    YEARS ENDED JANUARY 31, 2006 AND JANUARY 31, 2005

    Cash flows used in operations were a negative $45,900 for the year ended January 31, 2006, and a negative $523,332 for the year ended January 31, 2005. Negative cash flows from operating activities for the years ended January 31, 2006 and 2005 are primarily attributable to losses from operations as well as common stock issued for services. The decrease in negative cash flow is attributed to the changes in our operations and the decrease in expenses during that period.

    Cash flows used in investing activities were $308,554 for the year ended January 31, 2006 and $37,659 for the same period in 2005 mainly due to purchase of intangible and fixed assets.

    Cash flows provided by financing activities were $267,981 for the year ended January 31, 2006 and $619,932 for the year ended January 31, 2005. The positive cash flow in 2006 pertained primarily to borrowings of notes payable. The positive cash flows in fiscal 2005 were primarily due to borrowings of notes payable and sale of treasury stock.

    LIQUIDITY AND CAPITAL RESOURCES

    At January 31, 2006, we had $21,002 in cash.

    On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues and additional infusions of capital. Management believes that we have the cash funds and necessary liquidity to meet the needs of the company over the next year, assuming sales and development efforts conform to the standards historically set. However, to fully maximize the potential presented by the key events presented below, management believes that approximately $5,000,000 will need to be raised. If necessary, we plan to raise this capital through an additional follow-on stock offering. Once these funds are raised, they will be primarily used to complete development of the later phases of Donobi, Inc. as well as the completion of contemplated acquisitions and mergers. If the general economic situation and the market conditions improve, our marketing effort will be increased. It is anticipated that the funds will be raised through a private placement or other means as may be determined by our Board and advisors from time to time. If we are unable to raise additional capital, the growth potential will be adversely affected. Additionally, we will have to significantly modify our business plans.

    CRITICAL ACCOUNTING POLICIES AND ESTIMATES

    We have identified critical accounting policies that, as a result of judgments, uncertainties, uniqueness and complexities of the underlying accounting standards and operations involved, could result in material changes to our financial position or results of operations under different conditions or using different assumptions. The most critical accounting policies and estimates are:

        o The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        o Fair value of instruments. Our financial instruments consist of accounts receivable, accounts payable and long term debt. The fair value of financial instruments approximate their recorded values. Fair value of loans payable to stockholders and balances of bank lines of credit, in the circumstances, are not reasonably determinable.

    Details regarding our use of these policies and the related estimates are described in the accompanying consolidated financial statements as of January 31, 2006 and 2005 and for the years ended January 31, 2006 and 2005. During the year ended January 31, 2006, there have been no material changes to our critical accounting policies that impacted our consolidated financial condition or results of operations.


    TRENDS

    The use of the Internet continues to be utilized by both businesses and consumers on an increasing basis each year. There is a distinct trend of both business and consumers moving to increasingly larger broadband connections to the Internet. While this is positive for our growth in terms of our broadband products, it has an inverse effect on our dial-up customer base. Our dial-up subscriber base as a whole has continued to experience attrition, as has been the experience of other local, regional, and national full service providers of this service. We believe these trends will continue in FY2007.

    Over the next 12 month period, we will expect to experience continued net losses of our dial-up customers. We also expect to see net gains in our broadband customers over this same period of time. While we will continue to market of new broadband customers and work to convert our existing dial-up customers to our broadband products, there is no assurance that the overall change will be positive. In fact, based on other competing broadband products, such as cable internet, we would expect the net effect of these customers to be negative.

    We are working to diversify our product mix and become less reliant on the changes in the Internet connectivity market. Part of that shift is to expand our IT Services department. The next 12 months should see a shift in the percentage of our business revenues coming from business relationships with customer as we offer additional networking services, and web design and development products and services to our customers.

    Additionally, we have engaged a company (Gotaplay Interactive, Inc.) with product offerings very different from ours, but one that can leverage our Internet experience and expertise going forward. As part of this diversification, we are looking to merge with them to offer game rentals to our customers as well as the expansion of this market segment to new markets and customers. Should we successfully merge with this company, we would expect to see positive net gains of customers in this business segment, as well as increasing revenues from this same market segment.

    INFLATION

    Although our operations are influenced by general economic conditions, we do not believe that inflation had a material affect on our results of operations during our fiscal year ended January 31, 2006.

    ITEM 7.  FINANCIAL STATEMENTS


    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders: Donobi, Inc. 3256 Chico Way, NW Bremerton, WA 98312


    We have audited the accompanying balance sheet of Donobi, Inc. & subsidiaries as of January 31, 2006 and the related statements of operations, stockholders' deficit, and cash flows for the years ended January 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Donobi, Inc. & subsidiaries as of January 31, 2006, and the results of its operations and its cash flows for the years ended January 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has suffered recurring losses and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ BONGIOVANNI & ASSOCIATES, P.A.

    Bongiovanni & Associates, P.A. Charlotte, North Carolina May 11, 2006

                                DONOBI, INC. & ITS WHOLLY OWNED SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEET
                                           AS OF JANUARY 31, 2006

=========================================================================================================



    CURRENT ASSETS:
     Cash and cash equivalents                                                              $    21,002
     Accounts receivable, net of allowance for doubtful accounts of $27,327                      69,998
     Prepaid expenses and other current assets                                                   43,423
          Current portion of note receivable                                                      1,400
     Deferred charges                                                                            45,000

                                                                                  ----------------------

       TOTAL CURRENT ASSETS
                                                                                                180,823
    FIXED ASSETS
     Furniture and fixtures                                                                      78,674
     Vehicles                                                                                    37,639
     Computer hardware                                                                          504,336
     Tenant improvements                                                                          7,059
       Accumulated depreciation                                                               (347,068)

                                                                                  ----------------------

       TOTAL NET FIXED ASSETS
                                                                                                280,640
    OTHER ASSETS
     Intangible assets, net of accumulated amortization of $111,374                           1,106,721
     Deposits                                                                                     9,135

                                                                                  ----------------------

       TOTAL OTHER ASSETS
                                                                                              1,115,856

                                                                                  ----------------------

       TOTAL ASSETS                                                                       $   1,577,319


                                                                                  ======================

                        LIABILITIES AND STOCKHOLDERS' DEFICIT

    CURRENT LIABILITIES
     Accounts payable and accrued expenses                                                  $   741,215
     Deferred revenue                                                                            99,441
     Current portion of capitalized lease obligations                                            27,688
     Current portion of notes payable                                                           581,472

                                                                                  ----------------------

       TOTAL CURRENT LIABILITIES                                                              1,449,816

                                                                                  ----------------------

    LONG-TERM DEBT
     Notes payable                                                                              711,632
     Capitalized lease obligations                                                               18,119

                                                                                  ----------------------

       TOTAL LONG-TERM DEBT                                                                     729,751

                                                                                  ----------------------

    STOCKHOLDERS' DEFICIT
 Common stock ($.001 par value, 100,000,000 shares authorized; 18,240,909 shares
issued and outstanding at January 31, 2006)                                                      18,241

 Preferred stock ($.001 par value; 5,000,000 shares authorized, no shares issued
and outstanding at January 31, 2006)                                                                  -
 Treasury stock                                                                                 (2,274)
 Additional paid in capital                                                                   3,189,473
 Additional paid in capital - treasury stock transactions                                       232,509
 Retained deficit                                                                           (4,040,197)

                                                                                  ----------------------

 TOTAL STOCKHOLDERS' DEFICIT
                                                                                              (602,248)

                                                                                  ----------------------

 TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                               $  1,577,319

                                                                                  ======================

                  DONOBI, INC. & ITS WHOLLY OWNED SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE TWELVE MONTHS ENDED JANUARY 31, 2006 AND 2005


                                                                                     For the Twelve Months Ended January 31,
                                                                                       2006                        2005

                                                                           ---------------------------------------------------------

    REVENUES:
     Sales                                                                             $  2,540,032                 $     2,527,460
     Cost of sales                                                                      (1,018,697)                     (1,121,745)

                                                                           ---------------------------------------------------------

     Gross profit                                                                         1,521,335
                                                                                                                          1,405,715
    EXPENSES:
     Advertising                                                                             42,537                          44,255
     Salaries, wages and related taxes                                                      900,198                       1,026,119
     Business Consulting                                                                    162,426                         923,061
     Depreciation                                                                           105,226                          80,806
     Amortization                                                                            68,500                          29,780
     Impairment of intangible assets                                                         86,744                              --
     Dues and subscriptions                                                                  14,243                           7,434
     Insurance                                                                              105,136                          91,961
     Investor Relations                                                                      31,329                          48,375
     Office supplies                                                                         44,728                          41,673
     Finance, credit card and bank charges                                                   67,634                          43,892
     Other general and administrative                                                        20,489                          20,085
     Taxes and licenses                                                                      44,510                          39,022
     Postage and delivery                                                                    20,568                          22,997
     Professional fees                                                                      123,353                         248,241
     Repairs and maintenance                                                                  8,691                          10,959
     Telephone                                                                               52,690                          51,121
     Travel and entertainment                                                                14,103                          24,703
     Rent                                                                                    88,769                          76,607
     Utilities                                                                               15,927                           6,784
     Bad debts                                                                               22,136                          45,105

                                                                           ---------------------------------------------------------

        Total Expenses                                                                    2,039,937
                                                                                                                          2,882,980

                                                                           ---------------------------------------------------------

               Loss from operations                                                    $  (518,602)                $    (1,477,265)

    OTHER INCOME (EXPENSE):

     Loss on disposal of fixed assets                                                       (3,000)                               -
     Other Expense                                                                               -                         (29,532)
     Interest expense                                                                     (126,528)                        (43,382)
     Fees associated with funding                                                                                         (293,589)
     Other income                                                                            31,772

                                                                           ---------------------------------------------------------

              Total other expense                                                           (97,756)                      (366,503)

                                                                           ---------------------------------------------------------

 Net loss before income taxes                                                             (616,358)                     (1,843,768)

 Provision for income taxes                                                                      -                               -


                                                                           ---------------------------------------------------------

 NET LOSS                                                                              $  (616,358)                $    (1,843,768)

                                                                           =========================================================

    Basic and fully diluted net loss per common share:                                  $    (0.04)                  $       (0.12)

                                                                           =========================================================

    Weighted average common shares outstanding                                           17,059,346                      14,832,865

                                                                           =========================================================






    The accompanying notes are an integral part of these financial statements.

                  DONOBI, INC. & ITS WHOLLY OWNED SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE TWELVE MONTHS ENDED JANUARY 31, 2006 AND 2005

==============================================================================================================



                                                                                2006                 2005

                                                                    ------------------------------------------

    CASH FLOWS FROM OPERATING ACTIVITIES:

     Net loss ....................................................          $  (616,358)          $(1,843,768)
       ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH (USED IN)
       OPERATING ACTIVITIES:
        Depreciation .............................................              105,226                80,806
        Amortization .............................................               68,500                29,780
        Bad debts ................................................               23,995                  --
        Conversion to par value common stock .....................                 --                  14,880
        Common stock issued for services rendered ................               95,571             1,081,832
        Common stock tendered for compensation ...................                1,750                  --
        Treasury stock tendered for compensation .................                 --                  29,726
        Impairment of intangible assets ..........................               86,744                  --
        (INCREASE) DECREASE IN OPERATING ASSETS:
        Accounts receivable ......................................               20,698                40,109
        Costs incurred in excess of billings .....................               63,801                (2,736)
        Prepaid expenses and other assets ........................              (20,068)              (10,881)
        INCREASE (DECREASE) IN OPERATING LIABILITIES
        Accounts payable and accrued expenses ....................              184,607               102,148
        Deferred revenue .........................................              (15,366)              (45,228)
        Deferred charges .........................................              (45,000)                 --

                                                                            -----------           -----------

 NET CASH (USED IN) OPERATING ACTIVITIES .........................              (45,900)             (523,332)

                                                                            -----------           -----------

    CASH FLOWS FROM INVESTING ACTIVITIES:
        (Increase) decrease in deposits ..........................                 --                  28,105
        Purchases of intangibles .................................             (206,500)                 --
        Purchases of fixed assets ................................             (102,054)              (65,764)

                                                                            -----------           -----------

 NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES .............             (308,554)              (37,659)

                                                                            -----------           -----------

    CASH FLOWS FROM FINANCING ACTIVITIES:
     Principal repayments under capitalized lease obligations ....              (46,178)              (12,724)
     Collection of notes receivable ..............................                  800
     Borrowings of notes payable .................................              706,475               633,857
     Treasury stock resold to investors ..........................                 --                 250,000
     Collections of notes receivable .............................                2,600                  --
     Principal repayments on notes payable .......................             (394,916)             (252,001)

                                                                            -----------           -----------

 NET CASH PROVIDED BY FINANCING ACTIVITIES .......................              267,981               619,932

                                                                            -----------           -----------

NET (DECREASE) IN CASH AND CASH EQUIVALENTS ......................              (86,473)               58,941

        CASH AND CASH EQUIVALENTS,
             BEGINNING OF THE PERIOD .............................              107,475                48,534

                                                                            -----------           -----------

             END OF THE PERIOD ...................................          $    21,002           $   107,475

                                                                            ===========           ===========


         SUPPLEMENTARY CASH FLOW INFORMATION OF NON-CASH FINANCING
         AND INVESTING ACTIVITIES
         Treasury stock tendered for compensation ................          $      --             $      --

                                                                            ===========           ===========

         Incurrence of notes receivable for sale of assets .......          $      --             $     4,800

                                                                            ===========           ===========

         Purchase of customer list and computer hardware via .....          $      --
         issuance of common stock and incurrence of debt ($780,000
         less $200,000 cash paid) ................................          $   580,000

                                                                            ===========           ===========

         Purchase of fixed assets under capitalized lease ........          $      --             $    50,232

                                                                            ===========           ===========


         Common stock issued for services rendered ...............          $    95,571           $ 1,081,832

                                                                            ===========           ===========



The accompanying notes are an integral part of these financial statements.

                  DONOBI, INC. & ITS WHOLLY OWNED SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S DEFICIT
                  FOR THE YEARS ENDED JANUARY 31, 2006 AND 2005

====================================================================================================================================



                                                                                 Additional
                                          Common Stock                             Paid-in
                                                                              Capital

                                   -------------------------      Additional      Treasury
                                                                 Paid-in         Stock         Treasury          Retained

                                     Shares           Amount        Capital     Transactions       Stock             Deficit

                                   -------------------------------------------------------------------------------------------------

Balances, January 31, 2004 ....     13,183,750    $         0    $ 1,528,681    $         0     ($   49,500)    ($1,543,348)

Recapitalization due to share .
exchange ......................      1,696,127         14,880           --             --              --                --

Net Loss for the year .........           --             --             --             --              --        (1,843,768)

Sale of treasury shares to ....
unrelated investors ...........           --             --             --          232,509         17,500               --

Issuance of treasury shares for
services rendered .............           --             --             --             --           29,726               --

Fractional share issuances ....            130           --             --             --              --                --

Issuance of common shares for .
services ......................      1,226,974          1,227      1,080,605           --              --                --
                                     ---------         ------    -----------    ------------     -----------     -----------


Balances, January 31, 2005 ....     16,106,981    $    16,107    $ 2,609,286    $   232,509     ($    2,274)    ($3,423,839)

Net Loss for the year .........           --             --             --             --              --          (616,358)

Issuance of common shares for .
compensation ..................         25,000             25          1,725           --              --                --

Issuance of common shares for .
services ......................        896,428            896         94,675           --              --                --

Issuance of common shares for .
asset acquisition .............      1,212,500          1,213        483,787           --              --                --
                                     ---------    -----------    -----------    -----------     -----------     ------------


Balances, January 31, 2006 ....     18,240,909    $    18,241    $ 3,189,473    $   232,509     ($    2,274)    ($4,040,197)
                                    ==========    ===========    ===========    ===========     ===========     ============




The accompanying notes are an integral part of these financial statements.

    NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              ------------------------------------------

    BUSINESS ACTIVITY

    Donobi Inc. and its wholly owned subsidiaries (the "Company") provide Internet related services including connectivity, web access, web hosting and development, video services, networking and development and design to single and multi-unit residential and business customers across the U.S.A, principally in the Northwestern part of the U.S.A. The Company is domiciled in Nevada.

    On February 16, 2004, the Company and an unrelated publicly traded company (H-Net.net, Inc.), executed an addendum and closed on an Acquisition Agreement and Plan of Reorganization (the "Agreement") for the acquisition by the publicly traded company, of all of the Company's issued and outstanding stock. This transaction was passed upon and approved by a majority of Board of Directors of each company and was codified in the form of a definitive agreement originally executed by the parties on December 30, 2003.

    Pursuant to the Agreement, the Company exchanged all of its issued and outstanding common stock for 13,558,750 shares of newly issued common stock of the publicly traded company. As a result of the transaction, a change of control of the publicly traded company has occurred and the Company shareholders, as a group, now hold a majority of the publicly traded company's issued and outstanding common stock.

    As a result of the Agreement, the transaction was treated for accounting purposes as a reverse merger and recapitalization by the legal acquirer (H-Net.net, Inc.) and as a reorganization of the accounting acquirer (Donobi, Inc.). Accordingly, the financial statements include the following:

    1. The balance sheet consists of the net assets of the accounting acquirer at historical cost; and

    2. The statements of operations include the operations of the accounting acquirer for the years presented.

    The consolidated financial statements include its wholly owned subsidiaries, World Front Technologies Corporation, Silverlink Corporation and KOA Internet, Inc.

    BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Donobi Inc. and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

    ADVERTISING

    The Company charges the costs of advertising to expense when incurred. Advertising expense for the year ended January 31, 2006 and 2005 were $42,537 and $42,255 respectively.

    MANAGEMENT'S USE OF ESTIMATES

    The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

    DEFERRED TAXES

    Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

    Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

IMPAIRMENT OF LONG-LIVED ASSETS
    The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No.144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets or the business to which such assets relate. SFAS 144 excludes goodwill and intangible assets. When an asset exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on February 1, 2002. Impairment on these assets were evaluated and recorded during the year ended January 31, 2006 based upon a management review of such assets.

    ACCOUNTS RECEIVABLE

    Accounts receivable are charged to bad debt expense as they are deemed uncollectible based upon a periodic review of the accounts. The Company performs ongoing credit reviews of its customer accounts. Additionally for the year ended January 31, 2006, the company implemented a policy of collecting finance charges on delinquent accounts. The company also hired on staff a part-time collections manager and retained the services of an outside collection agency.

    NOTES RECEIVABLE

    Notes receivable are charged to bad debt expense as they are deemed uncollectible based upon a periodic review of the accounts. The Company performs ongoing credit reviews of its notes receivable.

    CASH AND CASH EQUIVALENTS - For purposes of the Statements of Cash Flows, the Company considers highly liquid investments with an original maturity of three months or less to be cash equivalents.

    FIXED ASSETS

    Fixed assets are stated at cost less accumulated depreciation. Expenditures over $1,000 that would increase the value or extend the useful life of property and equipment are capitalized. Depreciation is provided on a straight-line basis over the estimated useful life of the assets that range from 5 years for equipment to 7 years for furniture.

REVENUE RECOGNITION
    Revenues are recognized when the products are shipped. Internet related revenues are recorded when they are rendered and earned. Revenues from support and maintenance contracts are recognized over the term of the contract. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

    The Company follows the percentage of completion method of accounting for contracts. The aggregate of costs incurred and income recognized on uncompleted contracts in excess of related billings is shown as a current asset in the accompanying balance sheet.

FINANCIAL INSTRUMENTS
    The Company's financial instruments are cash, investments, accounts receivable and accounts payable. The recorded values of cash, accounts and notes receivable, intangibles, deposits, accounts payable and accrued expenses, capitalized lease obligations, notes payable approximate their fair values based on their short-term nature.

    LOSS PER SHARE

    The Company reports loss per share in accordance with Statement of Financial Accounting Standard (SFAS) No.128. This statement requires dual presentation of basic and diluted earnings (loss) with a reconciliation of the numerator and denominator of the loss per share computations. Basic earnings per share amounts are based on the weighted average shares of common outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

    COMPREHENSIVE INCOME (LOSS)

    The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the Company during the years covered in the consolidated financial statements.

    EQUIPMENT UNDER CAPITAL LEASES

    The Company leases certain of its data communication and other equipment under agreements accounted for as capital leases. The assets and liabilities under capital leases are recorded at the lesser of the present value of the aggregate future minimum lease payments, including estimated bargain purchase options, or the fair value of the assets under lease. Assets under capital lease are depreciated over the shorter of their estimated useful lives or the related lease term.

    STOCK BASED COMPENSATION

    The Company accounts for stock-based compensation using the fair value method of Financial Accounting Standard No. 123. Common shares issued for services rendered by a third party are recorded at the fair value of the shares issued or services rendered, whichever is more readily determinable.

    INTANGIBLE ASSETS

    Intangible assets consist of goodwill, customer lists and non-compete covenants. Purchase goodwill, which represents the excess of the cost of the purchased company over the fair value of the net assets of acquisition, was being amortized over 15 years until the end of fiscal 2001. Effective January 31, 2002, the Company ceased amortization of goodwill in accordance with Standards Board Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", The Company assesses goodwill and customer lists for impairment annually. Customer lists, consisting of acquired subscriber bases, are being amortized over 15 years and non-compete covenants are being amortized over the contractual life/term of the non-compete period.

    RECENT ACCOUNTING PRONOUNCEMENTS

    In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities". FIN No. 46 requires the consolidation of entities that cannot finance their activities without the support of other parties and that lack certain characteristics of a controlling interest, such as the ability to make decisions about the entity's activities via voting rights or similar rights. The entity that consolidates the variable interest entity is the primary beneficiary of the entity's activities. FIN No. 46 applies immediately to variable interest entities created after January 31, 2003, and must be applied in the first period beginning after June 15,2003 for entities in which an enterprise holds a variable interest entity that it acquired before February 1, 2003. The Company plans to adopt this Interpretation in the first quarter of fiscal 2004.

    In January 2003, the EITF released Issue No. 00-21, ("EITF 00-21"), "Revenue Arrangements with Multiple Deliveries", which addressed certain aspects of the accounting by a vendor for arrangement under which it will perform multiple revenue-generating activities. Specifically, EITF 00-21 addresses whether an arrangement contains more than one unit of accounting and the measurement and allocation to the separate units of accounting in the arrangement. EITF 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of this standard will not have an impact on the Company's financial statements.

    In May 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company does not believe that there will be any impact on its financial statements.

    In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how companies classify and measure certain financial instruments with characteristics of both liabilities and equity. It requires companies to classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The standard will not impact the Company's financial statements.

    In December 2004, the FASB issued SFAS No. 123(R), "Accounting for Stock-Based Compensation". SFAS 123(R) establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SGAS 123(R) requires that the fair value of such equity instruments be recognized as expense in the historical financial statements as services are performed. Prior to SFAS 123(R), only certain pro-forma disclosures of fair value were required. SFAS 123(R) shall be effective for the Company as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The adoption of this new accounting pronouncement is expected to have a material impact on the financial statements of the Company commencing with the third quarter of the year ending September 30, 2006. Small business issuers need not comply with the new standard until fiscal periods beginning after December 15, 2005. We already disclose expense of employee stock options for annual and quarterly periods on fair value calculation according to SFAS No.123.

    In November 2004, the FASB issued SFAS No. 151, "Inventory Costs" (SFAS
151). This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of SFAS 151 are effective for inventory costs incurred in fiscal years beginning after June 15, 2005.


     NOTE 2                INCOME TAXES
                           ------------

    At January 31, 2006 the Company had federal net operating loss carry forwards of approximately $4,100,000 that expire in various years through the year 2021.

    Due to operating losses, there is no provision for current federal income taxes for the year ended January 31, 2006. There are no state income taxes.

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

    The Company's deferred tax asset at January 31, 2006 consists of net operating loss carry forwards calculated using federal and state effective tax rates equating to approximately $1,394,000 less a valuation allowance in the amount of approximately $1,394,000, respectively. Because of the Company's lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased by approximately $784,000 and $170,000 for the years ended January 31, 2006 and 2005, respectively.

    The Company's total deferred tax asset as of January 31, 2006 is as follows:

Net operating loss carry forwards          $ 4,100,000
Valuation allowance .............           (4,100,000)
                                           -----------

    Net deferred tax asset ......          $      --
                                           ===========

    The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the year ended January 31, 2006:

                                                                        2006
                  Income tax computed at the federal statutory rate     34%
                  Valuation allowance                                  (34%)
                                                                       -----
                  Total deferred tax asset                                0%
                                                                       =====

    NOTE 3                 CAPITAL STOCK
                           -------------

    The Company is authorized to issue 100,000,000 and 5,000,000 common and preferred shares, respectively, at $.001 par value per share.

    During the year ended January 31, 2005, the Company changed its domicile from the state of Colorado to the state of Nevada pursuant to a majority vote of the Company's shareholders.

    During the year ended January 31, 2006, the Company issued 1,212,500 shares in conjunction with the acquisition of KOA Internet, Inc.

    During the years ended January 31, 2006 and 2005, the Company issued 921,428 and 1,226,974 common shares for the fair value of services rendered of $97,321 and $1,081,832, respectively, which is expensed in the accompanying consolidated statements of operations.

    NOTE 4                 OPERATING LEASES
                           ----------------

    The Company leased its main office facilities, from a party related through common ownership through November 30, 2005 when the facilities were sold. The Company paid this related party $43,760 during the year. A new lease on the same facilities was written for one year, through October 31, 2006, with the new owners who are unrelated to the Company. The Company also leases other office facilities on a month-to-month basis at $500 per month for its Moses Lake office, $800 per month for HQ server room, and $95 per month for storage facilities. The Company also leases from an unrelated party its Moses Lake server room for $200 per month on a month to month basis. All leases expire in less than one year. Although they have options to renew, there is no legally binding commitment to pay after one year and there is, therefore, no disclosure of future commitments necessary. Rent expense was $88,769 in fiscal year ending January 31, 2006.

    Rent expense was $88,769 and $76,607 in fiscal years ending January 31, 2006 and 2005, respectively.

    NOTE 5                 LOSS PER SHARE
                           --------------
    Loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the year. Basic and diluted loss per share was the same for the fiscal year of 2006.

    NOTE 6                 LITIGATION AND RELATED TREASURY STOCK TRANSACTIONS
                           --------------------------------------------------

    We are aware of certain various alleged claims made against us. Our attorney has opined to us, and we concur, that the effects of any unfavorable outcomes to us are remote and immaterial, since the potential liability is already reported on our balance sheet.

    On September 27, 2005 we were served with a lawsuit by Christine Stephens, former CFO of the company (formerly known as H-Net, Inc.) for the payment of a promissory note in the amount of $170,500 and an escrowed amount of $30,000, together with accrued interest. The company believes that the validity and legality of the underlying contract is in question and we plan to vigorously defend ourselves. Despite our position with respect to the promissory note and contract, we have booked and accrued the liabilities for this on our financial statements and the outcome, either positive or negative, should not have a material adverse effect on our financial statements.

    NOTE 7                 RELATED PARTY TRANSACTIONS
                           --------------------------

    During the years ended January 31, 2006 and 2005, the Company paid $43,760 and $38,771, respectively, to a company related to it through common ownership.

    NOTE 8                 GOING CONCERN AND UNCERTAINTY
                           -----------------------------

    The Company has suffered recurring losses from operations, has a negative book value and has negative working capital as of January 31, 2006. In addition, the Company has yet to generate an internal cash flow from its business operations. These factors raise substantial doubt as to the ability of the Company to continue as a going concern.

    Management's plans with regard to these matters encompass the following actions: 1) obtain funding from new investors to alleviate the Company's working capital and book value deficiencies, and 2) implement a cost reduction plan and a plan to increase sales. The Company's continued existence is dependent upon its ability to resolve it liquidity problems and increase profitability in its current business operations. However, the outcome of management's plans cannot be ascertained with any degree of certainty. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these risks and uncertainties.

    NOTE 9                 SEGMENT REPORTING
                           -----------------

    In June 1997, the FASB issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement requires companies to report information about operating segments in interim and annual financial statements. It also requires segment disclosures about products and services, geographic areas and major customers. The Company determined that it did not have any separately reportable operating segments as of January 31, 2006.

    NOTE 10               SUPPLEMENTAL CASH FLOW INFORMATION
                          ----------------------------------
    Supplemental disclosures of cash flow information for the years ended January 31, 2006 and 2005 are summarized as follows:

    Cash paid and accruals during the period for interest and income taxes:


                                              2006         2005

                Income Taxes              $     --         $     --
                Interest                  $131,217         $ 43,382

    NOTE 11       CAPITALIZED LEASE OBLIGATIONS
                  -----------------------------

    The Company is leasing various equipment under noncancelable capital leases that expire at various dates through October, 2007. The total obligation under the capital leases has been recorded in the accompanying consolidated balance sheet at the net present value of the future minimum lease payments, discounted at an interest rate of 10%. The net book value of the equipment was approximately $92,890 at January 31, 2006.

    Minimum future obligations under this capital lease at January 31, 2006 are as follows:

            YEAR                                               AMOUNT
            2007                                              $ 31,074
            2008                                                18,554
            2009                                                   -0-
            2010                                                   -0-
                          TOTAL MINIMUM OBLIGATION              49,628

                          Less amount representing interest       3,823
                                                              ---------
                          Present value of net
                          minimum obligation                     45,805
                          Less current portion                   27,688
                                                              ---------
                                                              $ 18,117

    NOTE 12       NOTES PAYABLE
                  -------------

    Notes payable at January 31, 2006 consist of the following:

Note payable to a bank related through common directorship, bearing interest of the bank's base rate less 1%, secured by all of the Company's business assets. Loan commenced on July 8, 2004 and matures on July 8, 2006
Twenty-four monthly principal and interest payments of $6,463  .............          $   37,947

Demand loan payable to a former related party officer
bearing no interest, unsecured. No set monthly principal
payments. Effects of imputed interest are included in the
consolidated financial statements herein ...................................          $   62,100

Note payable to an individual, who is also a minority stockholder, bearing
9.50% interest per annum, unsecured. No set monthly payments of principal and interest. Note matured four months after signing date of December, 2002
Note includes additional 4% in points on the unpaid balance. See "Business
Acquisition" footnote below for the
reason for the loan ........................................................          $   75,000

Unsecured note payable to unrelated individuals bearing
no interest for the 60 day term of the note. Entire balance
of principal and unpaid interest, formerly due on February of
2003 now due on demand. Effects of imputed interest are
included in the financial statements herein. See "Business
Acquisition" footnote below for the reason for this loan ...................          $   52,169

Unsecured loan payable to unrelated individuals bearing interest of 4.48%
Monthly payments of principal and interest of approximately $1,700 with maturity formerly due
on May 2003, now past due ..................................................          $    9,364

Unsecured loan payable to an unrelated individual bearing interest of 8.00%
Monthly payments of principal and interest of approximately $2,900 with maturity due date of May 2005. See "Business Acquisition" footnote below for
The reason for this loan ...................................................          $   12,949

Installment note payable to an unrelated credit company bearing interest of
9.75%. Sixty monthly payments of principal and interest of $239 with maturity date of
June 2008  .................................................................          $    6,361

Installment note payable to an unrelated credit company bearing interest of
9.75%. Sixty monthly payments of principal and interest of $236 with maturity date of
June 2008  .................................................................          $    6,197

Installment note payable to an unrelated credit company bearing interest of
9.75%. Sixty monthly payments of principal and interest of $239 with maturity date of
June 2008  .................................................................          $    6,127


Unsecured loan payable to an unrelated entity bearing
interest of 6.00% per annum. Maturity date of April 25,
2007  ......................................................................          $  699,600

Unsecured loan payable to an unrelated entity bearing
interest of 6.00% per annum. Maturity date of July 27,
2005  ......................................................................          $      400

Unsecured promissory note payable to an unrelated individual bearing interest of 9.50% per annum. Note matured on March 1, 2005 and is currently in default. The interest rate converted to a penalty interest rate
21.00% per annum at the time of default ....................................          $  200,500

Unsecured loan payable to an unrelated entity bearing
interest of 6.00% per annum.  Maturity date of June 24,
2006  ......................................................................          $   15,000

Unsecured promissory note payable to an unrelated individual bearing interest of 7.00% per annum is currently in default. The interest rate on delinquent payments converted to 18.00% per annum. Twenty-four monthly payments of principal and interest of $4,477 with maturity date of April
2007  ......................................................................          $  100,000

Unsecured loan payable to unrelated individuals bearing interest of 4.48%
Monthly payments of principal and interest of approximately $1,700 with maturity formerly due
on May 2003, now past due ..................................................          $    9,390
                                                                                      ----------
     TOTAL .................................................................          $1,293,104
     Less: current portion .................................................          $  238,803
                                                                                      ----------
      LONG-TERM PORTION ....................................................          $1,054,301
                                                                                      ==========

    Principal maturities of notes payable as of January 31, 2006 for the next five years and thereafter is as follows:

                      2007                           $1,281,962
                      2008                           $    7,704
                      2009                           $    3,438
                      2010                           $      -0-
                      2011                           $      -0-
                                                     ----------
                      Total                          $1,293,104
                                                     ==========

    NOTE 13       CONCENTRATIONS
                  --------------

    The Company conducts a material amount of business with one particular vendor. Payments made to this vendor for the years ending January 31, 2006 and 2005 were $377,693 and $174,525, respectively. The Company's purchasing function could be vulnerable to the risk of a near-term severe impact in the event it loses this vendor.

    NOTE 14       INTANGIBLE ASSETS
                  -----------------

                  Intangible assets at January 31, 2006 consist of the following:

Goodwill ............................          $   188,594
Accumulated Amortization ............               (5,769)
Customer Lists (Acquired Subscribers)              934,602
Purchased Contracts .................               79,399
Accumulated Amortization ............             (107,436)
Covenants not to Compete ............               15,500
Accumulated Amortization ............               (4,168)
                                               -----------

Total Intangible Assets .............          $ 1,100,722

    Intangible assets consist of the aforementioned costs related to the acquisitions of assets by the Company. The Company allocates the purchase price to acquired subscriber bases (customer lists), goodwill and covenants not to compete based on reasonable methods at the time of acquisition. In prior years, amortization of goodwill was provided using the straight line method over fifteen years commencing upon completion of the transaction.

    Upon adoption of SFAS No. 142, on January 31, 2002, no further amortization of goodwill was recorded. Amortization expense for the years ending January 31, 2006 and 2005 was $74,500 and $29,780, respectively.

    In connection with SFAS No. 142, goodwill was evaluated and tested to determine if there was an impairment of goodwill. The evaluation was based on undiscounted cash flow projections of the Company. An excess of carrying value over projected undiscounted cash flows resulted in recognition of a $86,744 impairment during the year ended January 31, 2006 which is included in the accompanying consolidated statement of operations.

    NOTE 15       BUSINESS ACQUISITIONS
                  ---------------------

    AQUISITION A:

    In prior years, the Company purchased certain assets from an unrelated company in a similar line of business. The total purchase price of $250,000 was paid with $100,000 in cash consideration and with a note payable (see "Notes Payable" footnote above for more details of this loan) to the owners/managers of the company in the original amount of $150,000. The purchase price was allocated as follows:

Goodwill          $250,000
                  --------
TOTAL ..          $250,000
                  ========

    The goodwill is not amortized under SFAS No. 142 and is periodically tested for impairment. The period for which results of operations of this unrelated company are included in the accompanying statements of operations is from the date of acquisition through the respective year-ends.

    The goodwill was tested for impairment and it was determined that $78,633 of the aforementioned goodwill was impaired during the year ended January 31, 2004. The expense is included in the accompanying consolidated statements of operations. This intangible asset was tested for impairment in fiscal 2005 and it was determined that there was no further impairment as of and for the year ended January 31, 2005. The goodwill was tested for impairment and it was determined that $60,622 of the aforementioned goodwill was impaired during the year ended January 31, 2006. The expense is included in the accompanying consolidated statements of operations.

    AQUISITION B:

    In prior years, the Company purchased certain assets from an unrelated company in a similar line of business. The total purchase price of $75,000 was paid with $75,000 in cash consideration, which, in turn, was financed via a note payable (see "Notes Payable" footnote above for more details of this loan) to an unrelated individual in the original amount of $75,000. The purchase price was allocated as follows:

Goodwill ...........          $67,000
Non-compete covenant            3,000
Equipment ..........            5,000
                              -------

TOTAL ..............          $75,000
                              =======

    The equipment is being depreciated over its estimated useful life. The non-compete covenant is being amortized over 15 years under the straight-line method, representing the actual period of such provision per the agreement. The goodwill is not amortized under SFAS No. 142 and is periodically tested for impairment. The period for which results of operations of this unrelated company are included in the accompanying statements of operations is from the date of acquisition through the respective year-ends.

    The goodwill was tested for impairment and it was determined that $45,996 of the aforementioned goodwill was impaired during the year ended January 31, 2004. The expense is included in the accompanying consolidated statements of operations. This intangible asset was tested for impairment in fiscal 2005 and it was determined that there was no further impairment as of and for the year ended January 31, 2005. The goodwill was tested for impairment and it was determined that $9,459 of the aforementioned goodwill was impaired during the year ended January 31, 2006. The expense is included in the accompanying consolidated statements of operations.

    AQUISITION C:

    During the year ended January 31, 2004, the Company purchased certain assets from an unrelated company in a similar line of business. The total purchase price of $57,000 was paid with $57,000 in cash consideration via a note payable (see "Notes Payable" footnote above for more details of this loan) to the manager/owner of the company in the amount of $56,000. The purchase price was allocated as follows:

Customer Lists          $50,400
Equipment ....            5,600
                        -------

TOTAL ........          $57,000
                        =======

    The customer lists are amortized over fifteen years under the straight-line method. The period for which results of operations of this unrelated company are included in the accompanying consolidated statements of operations is from the date of acquisition through January 31, 2004. This intangible asset was tested for impairment in fiscal years 2005 and 2004 and it was determined that there was no impairment in these years. The goodwill was tested for impairment and it was determined that $16,663 of the aforementioned goodwill was impaired during the year ended January 31, 2006. The expense is included in the accompanying consolidated statements of operations.

    AQUISITION D:

    During the year ended January 31, 2004, the Company purchased certain assets from an unrelated company in a similar line of business. The purchase price of $46,227 was paid with the assumption of the seller's note payable (see "Notes Payable" footnote above for more details of this loan) in the amount of $46,227. The purchase price was allocated as follows:

Customer Lists .....          $41,227
Non-compete covenant            5,000
                              -------

TOTAL ..............          $57,000
                              =======

    The customer lists are amortized over fifteen years under the straight-line method. The non-compete covenant is being amortized over three years under the straight-line method, representing the actual period of such provision per the agreement. The period for which results of operations of this unrelated company are included in the accompanying consolidated statements of operations is from the date of acquisition through January 31, 2004. This intangible asset was tested for impairment in fiscal years 2004, 2005 and 2006 and it was determined that there was no impairment in these years.

    AQUISITION E:

    During the year ended January 31, 2004, the Company purchased certain assets from an unrelated company in a similar line of business. The purchase price of $40,022 was paid with $40,022 in cash consideration. The purchase price was allocated as follows:

Customer Lists          $40,022
                        -------
TOTAL ........          $40,022
                        =======

    The customer lists are amortized over fifteen years under the straight-line method. The period for which results of operations of this unrelated company are included in the accompanying consolidated statements of operations is from the date of acquisition through January 31, 2004. This intangible asset was tested for impairment in fiscal years 2004, 2005 and 2006 and it was determined that there was no impairment in these years.

    AQUISITION F:

    During the year ended January 31, 2004, the Company purchased certain assets from an unrelated company in a similar line of business. The purchase price of $36,535 was paid with $36,535 in cash consideration. The purchase price was allocated as follows:

Customer Lists          $36,535
                        -------
TOTAL ........          $36,535
                        =======

    The customer lists are amortized over fifteen years under the straight-line method. The period for which results of operations of this unrelated company are included in the accompanying consolidated statements of operations is from the date of acquisition through January 31, 2004. This intangible asset was tested for impairment in fiscal years 2004, 2005 and 2006 and it was determined that there was no impairment in these years.

    AQUISITION G:

    During the year ended January 31, 2006, the Company purchased certain assets from an unrelated company in a similar line of business. The purchase price of $950,000 was paid with $200,000 in cash consideration. The purchase price was allocated as follows:

Customer Lists          $900,000
Equipment ....            50,000
                        --------
TOTAL ........          $950,000
                        ========

    The customer lists are amortized over fifteen years under the straight-line method. The period for which results of operations of this unrelated company are included in the accompanying consolidated statements of operations is from the date of acquisition through January 31, 2006. A subsequent write down was recorded for unissued stock pursuant originally recorded in the transaction. The net purchase price is now carried at:

 Customer Lists          $780,000
Equipment .....             5,000
                         --------
TOTAL .........          $785,000
                         ========

    This intangible asset was tested for impairment at fiscal year ended January 31, 2006 and it was determined that there was no impairment in this year.

    AQUISITION H:

    During the year ended January 31, 2006, the Company purchased certain assets from an unrelated company in a similar line of business. The purchase price was $7,000 and was allocated as follows:

Customer Lists .....          $5,500
Non-Compete Covenant           1,000
Equipment ..........             500
                              ------
TOTAL ..............          $7,000
                              ======

    The customer lists are amortized over fifteen years under the straight-line method. The period for which results of operations of this unrelated company are included in the accompanying consolidated statements of operations is from the date of acquisition through January 31, 2006. This intangible asset was tested for impairment at fiscal year ended January 31, 2006 and it was determined that there was no impairment in this year.

    NOTE 16       PURCHASED CONTRACTS
                  -------------------

    During the year ended January 31, 2004, the Company purchased certain customer contracts from an unrelated company in a similar line of business for a net purchase price of $79,399. The intangible assets (customer contracts) are being amortized under the straight-line method over the lives of the contracts which are five years. This intangible asset was tested for impairment and it was determined that there was no impairment as of and for the year ended January 31, 2006.

    NOTE 17       NOTES RECEIVABLE
                  ----------------

    Notes receivable at January 31, 2006 consists of one unsecured promissory note dated August 1, 2004, from an unrelated entity in the amount of $1,400. The note was originally for $4,800 and originated from the sale of certain wireless customer lists. The note carries no interest and is due in twenty-four monthly installments of $200 each. The effects of imputed interest are included in the accompanying consolidated financial statements. The note matures on August 6, 2006.

    NOTE 18       EMPLOYMENT AGREEMENT COMMITMENTS
                  -----------------------------------

    Effective January 1, 2005, the Company entered into two employment agreements through January 1, 2007. On August 22, 2005, one of these employment agreements were terminated when our then current CFO resigned. Pursuant to the remaining agreement in effect, the Company's officer, shall receive total annual salary of $120,000 payable in equal bi-monthly payments of $5,000. In addition, the Company is committed to paying this officer a cash bonus, calculated and paid quarterly, for increases in gross revenue equal to 1.00% of the increase exceeding 20.00% annualized increase in gross revenue. The officers' base pay shall increase to $175,000 annually at the time that monthly gross revenues exceed $416,700 (the equivalent of $5,000,000 annually). Furthermore, the officers' base pay shall respectively increase to $250,000 annually at the time that monthly gross revenues exceed $833,000 (the equivalent of $10,000,000 annually).

    NOTE 19       MERGER
                  ------

    On February 16, 2004, the Company executed an addendum and closed on an Acquisition Agreement and Plan of Reorganization for the acquisition of the target's outstanding stock. This transaction was passed upon and approved by a majority of the Company's Board of Directors and was codified in the form of a definitive agreement originally executed by the parties on December 30, 2003.

    As a result of the transaction, a change of control of the former publicly traded company occurred and this Company's shareholders, as a group, now hold a majority of the publicly issued and outstanding common stock.

    $30,000 was established as a contingency reserve for the purpose of settling any outstanding claims against the Company for a period of one year from the modified closing date or February 15, 2005. This amount is included in notes payable in the accompanying consolidated balance sheet at January 31, 2005.

    The Company incurred extraordinary expenses associated with this acquisition in the amount of $202,075 during the year ended January 31, 2004. These expenses are classified as such in the accompanying consolidated statements of operations due to the transactions being infrequent in occurrence.

    NOTE 20       SUBSEQUENT EVENTS
                  ------------------

    On March 8, 2006, we signed a non-binding letter of intent to acquire Gotaplay Interactive Inc., a Nevada corporation ("GII"). GII is involved in the business of on-line rental of video games and are the owners of www.gotaplay.com.

    Among other things, the terms of this proposed transaction provides for us to undertake a "reverse stock split" of our Common Stock whereby one (1) share of our Common Stock shall be issued in exchange for every six (6) shares of our Common Stock, and thereafter, we will issue 23,167,000 shares of our Common Stock equal to approximately 70% interest to the GII shareholders in exchange for their respective shares in GII. Upon consummation of this transaction, GII shall become a wholly owned subsidiary of our Company.

    On March 10, 2006, we executed a Letter Agreement with Highgate House Funds, Ltd. ("Highgate"), the holder of a $700,000 Secured Convertible Debenture (the "Debenture") secured by 11.5 million pre-reverse split shares of Registrant's common stock. The Letter Agreement provides that Highgate will not seek to convert the Debenture so long as Registrant repays the indebtedness by paying an initial payment of $25,000 and $70,000 per month commencing in May 2006, until the entire Debenture is paid. Upon the final payment of the Debenture, the shares held as security will be returned to Registrant for cancellation.

    On March 17, 2006, we sold 7,500,000 Units to three (3) overseas investors for aggregate proceeds of $150,000 ($.02 per Unit), each Unit consisting of one
(1) share of our Common Stock and one (1) right ("Right") to receive one share of Common Stock upon execution of the definitive Merger Agreement with GotaPlay Interactive, Inc., a Nevada corporation ("GII"). We had previously filed a report on Form 8-K advising of the signing of a letter of intent to engage in a merger with GII. In the event the definitive Merger Agreement is not executed between us and GII by June 30, 2006, the Rights assigned to the Units shall terminate and we will not be obligated to issue any shares underlying the Rights to the purchasers of the Units. We also provided these investors with certain "piggyback" registration rights with respect to the shares included in the Units.

    On March 17, 2006, we issued 3,000,000 shares of our Common Stock to one entity in consideration for forgiveness and in full payment of that certain Note payable owed by us, having a present balance of principal and interest of $105,000 ($.035 per share).

    On March 17, 2006, we issued an aggregate of 700,000 shares of our Common Stock to four (4) individuals, including 250,000 shares to Mr. Clarke Whitney and 200,000 shares to Norm Johnson, each a director of our Company. These shares were issued in consideration for services rendered to us having an aggregate agreed value of $28,000, or $.04 per share.

    On March 20, 2006, we filed a Preliminary Information Statement with the Securities and Exchange Commission pursuant to Section 14(f) of the Securities Exchange Act of 1934 and SEC Rule 14f-1. The Information Statement was to be mailed on or about March __, 2006, to holders of record on March 8, 2006, of the shares of Common Stock, par value $.001 per share (the "Common Stock") of DONOBi, INC., a Nevada corporation (the "Company"), in connection with: (i) the change of control and corresponding change of the Company's directors to be effected on or after _______, 2006, following the closing of the Merger discussed below; (ii) certain shareholder action, taken by written consent of the holders of a majority of our outstanding shares of Common Stock, to approve the proposed Merger with GotaPlay Interactive, Inc.; (iii) the approval of a reverse stock split, whereby one share of the Company's Common Stock shall be issued in exchange for every six (6) shares of the Company's Common Stock issued and outstanding currently and at the time of the Merger (the "Reverse Stock Split"); and (iv) an amendment to the Company's Articles of Incorporation, as amended, changing the name of the Company to "GottaPlay Interactive, Inc." (the "Amendment"), or such other name as may be acceptable to new management following the consummation of the Merger described herein.

    Our Board of Directors approved the terms of the Merger, the Reverse Stock Split and the Amendment on March 8, 2006, and recommended that these matters be approved by our shareholders. The Merger, Reverse Stock Split and the Amendment require the approval of holders of a majority of the outstanding shares of the Company's Common Stock. Under Nevada law, the Company is permitted to obtain approval of the Merger, Reverse Stock Split and Amendment by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to approve these matters at a meeting at which all shares entitled to vote thereon were present and voted.

    On March 20, 2006, holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger, the Reverse Stock Split and the Amendment.

    The Merger will become effective upon the filing of Articles of Merger with the Nevada Secretary of State. If the Merger is closed, the Amendment will become effective also when filed with the Nevada Secretary of State. The Reverse Stock Split shall also become effective at that time. It is anticipated that the filing of the Articles of Merger and the Amendment will occur after dissemination of this Information Statement to the Company's shareholders and consummation of the Merger described below, which is expected to occur on or about April __, 2006.

    On March 24, 2006, we entered into an Agreement to merge with Gotaplay Interactive, Inc. ("Gotaplay"), a privately held Nevada corporation. Pursuant to the terms of the Agreement: (a) Registrant has undertaken to complete a one for 6 reverse stock split, thereby reducing the issued and outstanding shares of common stock from 32,031,984 to 5,338,664; (b) Registrant will issue 19,900,000 post-reverse split shares of common stock to the stockholders of Gotaplay on a pro-rata basis; (c) Registrant will be the surviving corporation; (d) An amendment to the Articles of Incorporation of the Registrant will be filed to change the name of Registrant to "Gottaplay Interactive, Inc."; and, (e) Except for William M. Wright, III and Norm Johnson, the directors of the Registrant will resign and the three current directors of Gotaplay will be elected to the board of directors of Registrant.

    The closing ("Closing") is subject to the completion of the reverse stock split, completion of required audits and legal filings and other statutory requirements, and is expected to occur in the latter part of April, 2006.

    ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

    None.

    ITEM 8A.  CONTROLS AND PROCEDURES

    Quarterly Evaluation of Controls. As of the end of the period covered by this annual report on Form 10-KSB, we evaluated the effectiveness of the design and operation of (i) our disclosure controls and procedures ("Disclosure Controls"), and (ii) our internal control over financial reporting ("Internal Controls"). This evaluation (the "Evaluation") was performed by our President, Chief Executive Officer, and Acting Chief Financial Officer, William M. Wright III ("CEO"). In this section, we present the conclusions of our CEO and CFO based on and as of the date of the Evaluation, (i) with respect to the effectiveness of our Disclosure Controls, and (ii) with respect to any change in our Internal Controls that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect our Internal Controls.

    CEO and CFO Certifications. Attached to this annual report, as Exhibits 31.1 and 31.2, are certain certifications of the CEO and CFO, which are required in accordance with the Exchange Act and the Commission's rules implementing such section (the "Rule 13a-14(a)/15d-14(a) Certifications"). This section of the annual report contains the information concerning the Evaluation referred to in the Rule 13a-14(a)/15d-14(a) Certifications. This information should be read in conjunction with the Rule 13a-14(a)/15d-14(a) Certifications for a more complete understanding of the topic presented.

    Disclosure Controls and Internal Controls. Disclosure Controls are procedures designed with the objective of ensuring that information required to be disclosed in our reports filed with the Commission under the Exchange Act, such as this annual report, is recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms. Disclosure Controls are also designed with the objective of ensuring that material information relating to us is made known to the CEO and the CFO by others, particularly during the period in which the applicable report is being prepared. Internal Controls, on the other hand, are procedures which are designed with the objective of providing reasonable assurance that (i) our transactions are properly authorized, (ii) our assets are safeguarded against unauthorized or improper use, and (iii) our transactions are properly recorded and reported, all to permit the preparation of complete and accurate financial statements in conformity with accounting principals generally accepted in the United States.

    Limitations on the Effectiveness of Controls. Our management does not expect that our Disclosure Controls or our Internal Controls will prevent all error and all fraud. A control system, no matter how well developed and operated, can provide only reasonable, but not absolute assurance that the objectives of the control system are met. Further, the design of the control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances so of fraud, if any, within our Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of a system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated objectives under all potential future conditions. Over time, control may become inadequate because of changes in conditions, or because the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

    Scope of the Evaluation. The CEO and CFO's evaluation of our Disclosure Controls and Internal Controls included a review of the controls' (i) objectives, (ii) design, (iii) implementation, and (iv) the effect of the controls on the information generated for use in this annual report. In the course of the Evaluation, the CEO and CFO sought to identify data errors, control problems, acts of fraud, and they sought to confirm that appropriate corrective action, including process improvements, was being undertaken. This type of evaluation is done on a quarterly basis so that the conclusions concerning the effectiveness of our controls can be reported in our quarterly reports on Form 10-QSB and annual reports on Form 10-KSB. The overall goals of these various evaluation activities are to monitor our Disclosure Controls and our Internal Controls, and to make modifications if and as necessary. Our external auditors also review Internal Controls in connection with their audit and review activities. Our intent in this regard is that the Disclosure Controls and the Internal Controls will be maintained as dynamic systems that change (including improvements and corrections) as conditions warrant.

    Among other matters, we sought in our Evaluation to determine whether there were any significant deficiencies or material weaknesses in our Internal Controls, which are reasonably likely to adversely affect our ability to record, process, summarize and report financial information, or whether we had identified any acts of fraud, whether or not material, involving management or other employees who have a significant role in our Internal Controls. This information was important for both the Evaluation, generally, and because the Rule 13a-14(a)/15d-14(a) Certifications, Item 5, require that the CEO and CFO disclose that information to our Board (audit committee), and to our independent auditors, and to report on related matters in this section of the annual report. In the professional auditing literature, "significant deficiencies" are referred to as "reportable conditions". These are control issues that could have significant adverse affect on the ability to record, process, summarize and report financial data in the financial statements. A "material weakness" is defined in the auditing literature as a particularly serious reportable condition where the internal control does not reduce, to a relatively low level, the risk that misstatement cause by error or fraud may occur in amounts that would be material in relation to the financial statements and not be detected within a timely period by employee in the normal course of performing their assigned functions. We also sought to deal with other controls matters in the Evaluation, and in each case, if a problem was identified; we considered what revisions, improvements and/or corrections to make in accordance with our ongoing procedures.

    Conclusions. Based upon the Evaluation, our CEO and CFO have concluded that, subject to the limitations noted above, our Disclosure Controls are effective to ensure that material information relating to us is made known to management, including the CEO and CFO, particularly during the period when our periodic reports are being prepared, and that our Internal Controls are effective to provide reasonable assurance that our financial statements are fairly presented inconformity with accounting principals generally accepted in the United States. Additionally, there has been no change in our Internal Controls that occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to affect, our Internal Controls.

                                    PART III

    ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

    The following sets forth the names and ages of all the Directors and Executive Officers of the Company, positions held by such person, length of service, when first elected or appointed and term of office.

                                                    FIRST ELECTED
     NAME                             AGE        OR APPOINTED/TERM                 POSITION

    William M. Wright III              40        February 16, 2004                 Chairman, CEO and CFO
    Melissa Tippets                    35        July 16, 2004                     Corporate Secretary
    Clarke Whitney                     53        October 6, 2004                   Director
    Norm Johnson                       45        June 10, 2005                     Director

    Judy Henry was our Chief Financial Officer during part of our fiscal year ended January 31, 2006. She resigned her position with us on August 22, 2005.

    Directors are elected for one-year terms or until the next annual meeting of shareholders and until their successors are duly elected and qualified. Our officers are appointed by our Board of Directors and serve at the pleasure of the Board, subject to any rights under employment agreements.

    There are no family relationships among the officers and directors. There is no arrangement or understanding between us (or any of our directors or officers) and any other person pursuant to which such person was or is to be selected as a director or officer.

    None of the members of our Board of Directors are paid a per diem fee for attendance at meetings of the board of directors and committees thereof. In addition, if required, they are reimbursed for travel expenses and lodging is arranged for them, at our expense. At this time, adequate funds are not available to provide liability insurance for the Company's directors (and officers). Directors are reimbursed for all out of pocket expenses incurred in the performance of their roles, subject to provision of receipts in form and substance adequate to satisfy Internal Revenue Service audit requirements.

    BIOGRAPHIES OF DIRECTORS AND OFFICERS

    WILLIAM M. WRIGHT, III (CEO/CFO/CHAIRMAN). Mr. Wright is Chief Executive Officer, Chief Financial Officer and Chairman of the Board. In the event the Merger is closed, Mr. Wright will retain his position as a director, as well as being appointed as the Company's Chief Operating Officer. Mr. Wright is a founding member of the Company, instrumental in developing the Company from concept to realization since December of 1999. After 15 years of experience and knowledge in financial management and business operations, Mr. Wright began running the company full time in early 2001, leading the successful acquisition of five companies in six months. To date, he has orchestrated a dozen acquisitions and mergers and continues to be strongly focused on the growth of DONOBi. Mr. Wright received his Bachelors of Science in Business Administration with an emphasis in Financial Services from San Diego State University, California, and is a licensed Real Estate Broker in the State of Washington. He devotes a substantial amount of his time to our business.

    MELISSA A. TIPPETS (CORPORATE SECRETARY). Ms. Tippets is the Operations Manager and Corporate Secretary. Ms. Tippets came to the Company in May of 2000. She is responsible for all aspects of Human Resources and is responsible for implementing our office policies and procedures. Ms. Tippets achieved her Professional in Human Resources (PHR) certification in June 2004. Ms. Tippets is an instrumental part of our acquisition team and has contributed to the success of a dozen mergers and acquisitions since 2001. Ms. Tippets currently oversees both offices in the State of Washington. Her prior experience includes 8 years working in mortgage banking, supervising staff, processing and coordinating multiple branch resources necessary to maintain annual revenues in excess of $12 million. She devotes substantially all of her time to our business.

    CLARKE WHITNEY, CPA (DIRECTOR). Clarke Whitney is the President of Clarke Whitney, CPA's, P.S., headquartered in Bremerton, Washington. Mr. Whitney is a Certified Public Accountant with financial accounting experience compiling, reviewing and auditing financial statements for the past 30 years. Mr. Whitney graduated from the University Of Puget Sound School Of Business in 1973 with a Bachelor of Science degree in accounting. He has been a licensed Certified Public Accountant since 1978.

    NORM JOHNSON (DIRECTOR). In the event the Merger is closed, Mr. Johnson will retain his position as a director of the Company. Mr. Johnson spent 18 years as an All-Pro kicker in the NFL (Seahawks, Falcons, Steelers and Eagles). For the past 5 years, Mr. Johnson has worked for Reid Real Estate, Inc., a Washington corporation, representing and advising clients on their real estate investments. During his NFL career, Mr. Johnson also owned "Norm Johnson's All-Pro Sportscards" with three locations. Mr. Johnson earned his Bachelor's Degree in Economics from the University of California Los Angeles (UCLA) in 1983.

    There have been no events under any bankruptcy act, any criminal proceedings and any judgments or injunctions material to the evaluation of the ability and integrity of any director or executive officer during the past five years.

    There have been no events under any bankruptcy act, any criminal proceedings and any judgments or injunctions material to the evaluation of the ability and integrity of any director or executive officer during the past 5 years.

    AUDIT COMMITTEE

    We do not have a separately designated standing audit committee. Pursuant to
Section 3(a) (58) (B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and our audits of the financial statements. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, our Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that we do not currently have a person that qualifies as such an expert. Presently, there are only three (3) directors serving on our Board, and we are not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert", but we intend to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an "audit committee financial expert", each of our directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, we believe that our current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

    CODE OF ETHICS

    We are presently working with our legal counsel to prepare and adopt a code of ethics that applies to our principal chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics"). The Code of Ethics is attached hereto as Exhibit 14.1. The Code of Ethics is being designed with the intent to deter wrongdoing, and to promote the following:

        o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts if interest between personal and professional relationships

        o Full, fair, accurate, timely and understandable disclosure in reports and documents that a small business issuer files with, or submits to, the Commission and in other public communications made by the small business issuer

        o   Compliance with applicable governmental laws, rules and regulations

        o The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code

        o   Accountability for adherence to the code

    MEETINGS OF THE BOARD OF DIRECTORS
    AND COMMITTEES OF THE BOARD OF DIRECTORS

    Our operations are managed under the supervision of our Board of Directors, which has the ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies. During our fiscal year ended January 31, 2006, our Board of Directors had three formal meetings, and took action in 12 instances by unanimous consent.

    During our fiscal year ended January 31, 2006, our Board of Directors had no committees.

    ITEM 9B.  COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Form 10-KSB, any failure to comply therewith during the fiscal year ended January 31, 2006. We believe that all of these filing requirements were satisfied by our executive officers, directors and by the beneficial owners of more than 10% of our common stock. In making this statement, we have relied solely on copies of any reporting forms received by us and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

    ITEM 10.  EXECUTIVE COMPENSATION.

    REMUNERATION

    The following table reflects all forms of compensation for services to us for the years ended January 31, 2006, 2005 and 2004, of our chief executive officer, as well as those persons who received in excess of $100,000 in annual compensation from us during the aforesaid time.


                                                        SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                                  ----------------------
                                      ANNUAL   COMPENSATION                     AWARDS                          PAYOUTS
                                  --------------------------------  -------------------------------     ---------------------------
                                                         Other
                                                         Annual                        Securities                   All Other
      Name and                                          Compen-       Restricted        Underlying         LTIP     Compen-
     Principal         Year       Salary     Bonus       sation     Stock Award(s)    Options/SARs       Payouts     sation
     Position                       $          $           $             $                 #                $           $
-----------------------------------------------------------------------------------------------------------------------------------
William M . Wright      2006    $111,250   $  0          $  0           $  0                0           $   0       $   0
III, Chairman, CEO      2005    $105,250   $  0          $  0           $  0                0           $   0       $   0
                        2004    $105,250   $  0          $  0           $  0                0           $   0       $   0


    No other officer or director of the Company received compensation in excess of $100,000 in either of the past two years.

    In June 2005, our Board of Directors and a majority of our shareholders approved by consent our "2005 Stock Incentive Plan" (the "Plan"). This Plan provides for the grant of incentive and non-qualified stock options that may be issued to key employees, non-employee directors, independent contractors and others and we have reserved 3,000,000 shares of our Common Stock for issuance under the Plan. The options are to be granted for a term of not more than five
(5) years and other terms and conditions that are usual and customary. As of the date of this report, options to purchase an aggregate of 796,428 shares of our common stock have been issued three separate non-employee consultants for business consulting services.

    The purpose of the Plan is to aid us in retaining the services of executive and key employees and in attracting new management personnel when needed for future operations and growth, and to offer such personnel additional incentive to put forth maximum efforts for the success of our business and opportunities to obtain or increase proprietary interest and, thereby, to have an opportunity to share in our success.

    ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

    The table below lists the beneficial ownership of our voting securities by each person known by us to be the beneficial owner of more than 5% of such securities, as well as by all our directors and officers as of the date of this Report. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.



                                                              Amount and Nature
                            Name and Address                    of Beneficial   Percent
    TITLE OF CLASS         OF BENEFICIAL OWNER                    OWNERSHIP     OF CLASS
    ------------------------------------------------------------------------------------
Common               Silverdale Partners                       3,000,000           9.4%
                     9621 Mickleberry Road
                     Silverdale, WA 98383

Common               William M. Wright (1)                     2,662,000           8.3%
                     3256 Chico Way NW
                     Bremerton, WA 98312

Common               NYX Management S.A.                       2,500,000           7.8%
                     Chancery Court
                     P.O. Box 42544
                     Freeport, Bahamas

Common               Cambridge Mercantile Holdings S.A.        2,500,000           7.8%
                     Continental Trust Corporation Ltd.
                     Century House
                     16 Pur-la-Ville Road
                     Hamilton HM HX, Bermuda

Common               The Derek Corporation                                         7.8%
                     Suite 1440                                2,500,000
                     The Exchange Tower
                     130 King Street West
                     Toronto, Ontario M5X 1E3 Canada


Common               Brett T. Green                            2,500,000           7.8%
                     3256 Chico Way NW
                     Bremerton, WA 98312

Common               Norm Johnson (1)                            460,000
                     3256 Chico Way NW                                             1.4%
                     Bremerton, WA 98312

Common               Clarke Whitney (1)                          250,000
                     3256 Chico Way NW                                             1.0%
                     Bremerton, WA 98312

Common               Melissa Tippets (1)                         260,798
                     3256 Chico Way NW                                              *
                     Bremerton, WA 98312

Common               All Officers and Directors as a           3,632,798
                     Group (5 persons)                                             11.3%
    --------------------
    * Less than 1%

    (1) Officer and/or director of the Company as of the date of this Report.

    ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

    During the years ended January 31, 2005 and 2004, we issued 200,000 and 226,071 common shares to officers and directors for services rendered.

    Effective March 17, 2006, we issued 250,000 shares to Mr. Clarke Whitney and 200,000 shares to Norm Johnson, each a director of our Company. These shares were issued in consideration for services rendered to us having an agreed value of $.04 per share.

    We leased our main office facilities, from a party related through common ownership, under an agreement that was set to expire in February 2008. We paid this related party $43,760 and $38,771 during the years ended January 31, 2006 and 2005, respectively. We currently lease the same facility through an unrelated party at the same rate, as the facility was sold in November 2005. Our current negotiated lease with the new owners expires November 2006.

                                     PART IV

    ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K.

(a) EXHIBITS. The following exhibits are attached to this Report:

    EXHIBIT NO.            DESCRIPTION

        31.1 Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

        32.1 Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

    Following are a list of exhibits which we previously filed in other reports which we filed with the SEC, including the Exhibit No., description of the exhibit and the identity of the Report where the exhibit was filed.

       2.1*       Corporate Charter
       2.2*       Articles of Incorporation
       2.3*       Amendment of Articles of Incorporation
       2.4*       Bylaws
       2.5**  Amendment to Articles of Incorporation

---------------------
    * Filed with the Securities and Exchange Commission in the Exhibits to Form 10-SB filed on ______________ and are incorporated by reference herein.

    ** Filed with the Securities and Exchange Commission in the Exhibits to Form 8-K filed on ____________ and are incorporated by reference herein.

    *** Filed with the Securities and Exchange Commission in the Exhibits to Form 10-KSB filed on ________________ and are incorporated by reference herein.

    (b) REPORTS ON FORM 8-K.

    In the last fiscal quarter of the fiscal year ended January 31, 2006, we did not file any reports on Form 8-K.

                                SUBSEQUENT EVENTS

    Subsequent to January 31, 2006, we filed three (3) reports on Form 8-K, including the following:

    On March 10, 2006, we filed a report on Form 8-K, advising of the signing of a letter of intent with GotaPlay Interactive, Inc.

On March 20, 2006, we filed a report on Form 8-K, advising that (i) we sold 7,500,000 Units, to three (3) overseas investors for aggregate proceeds of $150,000 ($.02 per Unit), each Unit consisting of one (1) share of our Common Stock and one (1) right ("Right") to receive one share of Common Stock upon execution of the definitive Merger Agreement with GotaPlay Interactive, Inc., a Nevada corporation. Because the Merger Agreement was not executed between us and GII by June 30, 2006, the Rights assigned to the Units terminated pursuant to the terms of issuance. We also provided these investors with certain "piggyback" registration rights with respect to the shares included in the Units; (i) effective March 17, 2006, we issued 3,000,000 shares of our Common Stock to one entity in consideration for forgiveness and in full payment of that certain Note payable owed by us, having a present balance of principal and interest of $105,000 ($.035 per share); and (ii) effective March 17, 2006, we issued an aggregate of 700,000 shares of our Common Stock to four (4) individuals, including 250,000 shares to Mr. Clarke Whitney and 200,000 shares to Norm Johnson, each a director of our Company. These shares were issued in consideration for services rendered to us having an aggregate agreed value of $28,000, or $.04 per share.

    On March 28, 2006, we filed a report on Form 8-K, advising that we entered into an Agreement to merge with Gotaplay Interactive, Inc. ("Gotaplay"), a privately held Nevada corporation. Pursuant to the terms of the Agreement: (a) Registrant has undertaken to complete a one for 6 reverse stock split, thereby reducing the issued and outstanding shares of common stock from 32,031,984 to 5,338,664; (b) Registrant will issue 19,900,000 post-reverse split shares of common stock to the stockholders of Gotaplay on a pro-rata basis; (c) Registrant will be the surviving corporation; (d) An amendment to the Articles of Incorporation of the Registrant will be filed to change the name of Registrant to "Gottaplay Interactive, Inc."; and, (e) Except for William M. Wright, III and Norm Johnson, the directors of the Registrant will resign and the three current directors of Gotaplay will be elected to the board of directors of Registrant.

    ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    Our board of directors reviews and approves audit and permissible non-audit services performed by our independent accountants, as well as the fees charged for such services. In our review of non-audit service fees and its appointment of Bongiovanni and Associates, PA, as our independent accountants, our board of directors considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Bongiovanni and Associates, PA, , in fiscal years ended January 31, 2006, were approved by our board of directors.

    Set forth below is a summary of the fees paid to our principal accountants for the past two years for the professional services performed for us.

    AUDIT FEES.

    We agreed to pay Bongiovanni & Associates a total of approximately $36,000 and $27,000 for professional services rendered for the audits of our financial statements for the fiscal years ended January 31, 2006 and 2005, respectively, and for their review of the financial statements included in our quarterly reports on Form 10-QSB for all three quarters of the aforementioned fiscal year ends.

    AUDIT-RELATED FEES.

    None

    TAX FEES

    We paid Bongiovanni & Associates a total of approximately $4,000 and $4,000 for tax advisory services performed for us during the fiscal year ended January 31, 2006 and 2005, respectively.

     ALL OTHER FEES

    There were no other fees billed by Bongiovanni & Associates during the last two fiscal years for products and services provided.

                                   SIGNATURES

    In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on ________, 2006.


                                              DONDOBI, INC.
                                               (Registrant)


                                      By: /s/ WILLIAM M. WRIGHT III
                                              ---------------------
                                      William M. Wright III, CEO, President, CFO

    In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on __________, 2006.


    /S/ WILLIAM M. WRIGHT III
    William M. Wright III, Director


    /S/ CLARK WHITNEY
    Clark Whitney, Director


    /S/ NORMAN JOHNSON
    Norman Johnson, Director